CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.
                             YOUR VOTE IS IMPORTANT

Dear Shareholder:

         We are pleased to invite you to attend a special meeting (the "Special Meeting") of the shareholders of Credit Suisse Institutional International Fund, Inc. (the "Acquired Fund"). The Board of Directors of the Acquired Fund ("Board") has recently reviewed and unanimously endorsed a proposal for acquisition of the Acquired Fund by Credit Suisse Institutional Fund, Inc. - International Focus Portfolio (the "Acquiring Fund" and, together with the Acquired Fund, the "Funds"), a series of Credit Suisse Institutional Fund, Inc. The Acquiring Fund is managed by your fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"). Under the terms of the proposal, the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund.

         Important Information About the Acquisition

         You are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the acquisition of the Acquired Fund by the Acquiring Fund (the "Acquisition") would be effected. The Board of the Acquired Fund and CSAM believe that the Acquisition is in the best interests of the Acquired Fund and its shareholders.

         As noted and further described in the attached Prospectus/Proxy Statement, the Acquired Fund has the same investment objective as the Acquiring Fund. However, there are certain differences between the investment philosophy and policies of the Acquired Fund and the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THESE FUNDS ARE MANAGED ARE THAT (I) AS A FOCUS FUND, THE ACQUIRING FUND CONCENTRATES ITS INVESTMENTS IN EQUITY SECURITIES OF 40-60 COMPANIES AND THE ACQUIRING FUND'S 15 LARGEST HOLDINGS MAY ACCOUNT FOR 40% OR MORE OF ITS ASSETS, WHILE THE ACQUIRED FUND MAY INVEST AMONG A BROADER RANGE OF COMPANIES, (II) THE ACQUIRING FUND'S INVESTMENTS IN EMERGING MARKETS ARE LIMITED TO 15% OF NET ASSETS, WHILE THE ACQUIRED FUND IS PERMITTED TO INVEST 30% OF ITS TOTAL FUND ASSETS IN EMERGING MARKETS, AND (III) IN CHOOSING EQUITY SECURITIES, THE ACQUIRED FUND'S PORTFOLIO MANAGERS COMBINE A TOP-DOWN REGIONAL ANALYSIS WITH A BOTTOM-UP APPROACH, WHILE THE ACQUIRING FUND UTILIZES ONLY A BOTTOM-UP APPROACH. IN ADDITION, THE ACQUIRING FUND IS CLASSIFIED AS DIVERSIFIED WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") WHILE THE ACQUIRED FUND IS CLASSIFIED AS NON-DIVERSIFIED. AS A NON-DIVERSIFIED FUND, THE ACQUIRED FUND IS NOT LIMITED BY THE 1940 ACT IN THE PROPORTION OF ITS ASSETS THAT IT MAY INVEST IN SECURITIES OF A SINGLE ISSUER. While historically, the Funds have been managed differently, more recently the Acquired Fund has been managed in a manner that is very similar to the Acquiring Fund, as the portfolio management teams have been coordinated and a more focused style of international investing has been implemented by CSAM for the Acquired Fund.

         The Acquiring Fund has the same Board of Directors, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund. The closing of the Acquisition (the "Closing Date") is expected to be on or about August 22, 2003.

         If shareholders of the Acquired Fund approve the Plan, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently dissolved. In the event the Plan is not approved, you will continue to be a shareholder of the Acquired Fund and the Board of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         Upon consummation of the Acquisition, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, having received Institutional Class shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholder's investment in the Acquired Fund immediately prior to the Acquisition. No sales or other charges will be imposed in connection with the Acquisition. In the opinion of counsel, no gain or loss will be recognized by the shareholders of the Acquired Fund for Federal income tax purposes as a result of the Acquisition and the Acquired Fund generally will not recognize a gain or loss for such purposes. CSAM or its affiliates will bear all expenses incurred in connection with the Acquisition.

         The Special Meeting will be held on August 15, 2003 to consider the Acquisition. We strongly invite your participation by asking you to review, complete and return your proxy promptly.

         Detailed information about the proposal is described in the attached Prospectus/Proxy Statement. THE BOARD OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL SET FORTH IN THE ACQUIRED FUND'S NOTICE OF SPECIAL MEETING. On behalf of the Board of the Acquired Fund, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience; if you prefer, you can fax the proxy card to D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-212-809-8839. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling 1-(800)-290-6424 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) Monday through Saturday or through the Internet using the Internet address located on your proxy card.

         Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Acquired Fund records proxies by telephone or through the Internet, it will use procedures designed to
(i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

         Whichever voting method you choose, please read the full text of the Prospectus/Proxy Statement before you vote.

         If you have any questions regarding the proposed Acquisition, please feel free to call D.F. King & Co., Inc. at 1-(800)-290-6424 who will be pleased to assist you.

         IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED
PROMPTLY.



Sincerely,

/s/ Hal Liebes

Hal Liebes
Vice President and Secretary
of the Acquired Fund

June 27, 2003

                                                                   June 27, 2003

              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.
                      IMPORTANT NEWS FOR FUND SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposal you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q:       WHAT IS HAPPENING?

A: Credit Suisse Asset Management, LLC ("CSAM") is proposing to combine the assets of Credit Suisse Institutional International Fund, Inc. (the "Acquired Fund") with Credit Suisse Institutional Fund, Inc. - International Focus Portfolio (the "Acquiring Fund"), a series of Credit Suisse Institutional Fund, Inc.

         The shareholders of the Acquired Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the assets and liabilities of the Acquired Fund to be acquired by the Acquiring Fund in a tax-free exchange of shares (the "Acquisition").

         If the Plan is approved and the Acquisition consummated, you would no longer be a shareholder of the Acquired Fund, but would become a shareholder of the Acquiring Fund.

Q:       WHAT ARE THE DIFFERENCES BETWEEN MY FUND AND THE ACQUIRING FUND?

A: As noted and further described in the attached Prospectus/Proxy Statement, the Acquired Fund has the same investment objective as the Acquiring Fund. However, there are certain differences between the investment philosophy and policies of the Acquired Fund and the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THESE FUNDS ARE MANAGED ARE THAT (I) AS A FOCUS FUND, THE ACQUIRING FUND CONCENTRATES ITS INVESTMENTS IN EQUITY SECURITIES OF 40-60 COMPANIES AND THE ACQUIRING FUND'S 15 LARGEST HOLDINGS MAY ACCOUNT FOR 40% OR MORE OF ITS ASSETS, WHILE THE ACQUIRED FUND MAY INVEST AMONG A BROADER RANGE OF COMPANIES, (II) THE ACQUIRING FUND'S INVESTMENTS IN EMERGING MARKETS ARE LIMITED TO 15% OF NET ASSETS, WHILE THE ACQUIRED FUND IS PERMITTED TO INVEST 30% OF ITS TOTAL FUND ASSETS IN EMERGING MARKETS, AND (III) IN CHOOSING EQUITY SECURITIES, THE ACQUIRED FUND'S PORTFOLIO MANAGERS COMBINE A TOP-DOWN REGIONAL ANALYSIS WITH A BOTTOM-UP APPROACH, WHILE THE ACQUIRING FUND UTILIZES ONLY A BOTTOM-UP APPROACH. IN ADDITION, THE ACQUIRING FUND IS CLASSIFIED AS DIVERSIFIED WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") WHILE THE ACQUIRED FUND IS CLASSIFIED AS NON-

         DIVERSIFIED. AS A NON-DIVERSIFIED FUND, THE ACQUIRED FUND IS NOT LIMITED BY THE 1940 ACT IN THE PROPORTION OF ITS ASSETS THAT IT MAY INVEST IN SECURITIES OF A SINGLE ISSUER. While historically, the Funds have been managed differently, more recently the Acquired Fund has been managed in a manner that is very similar to the Acquiring Fund, as the portfolio management teams have been coordinated and a more focused style of international investing has been implemented by CSAM for the Acquired Fund.

         The Acquiring Fund is a series of the Credit Suisse Institutional Fund, Inc., which has the same Board of Directors, investment adviser, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund. The closing of the Acquisition (the "Closing Date") is expected to be on or about August 22, 2003.

Q:       WHAT WILL HAPPEN TO FUND EXPENSES?

A: The Acquisition will result in a slightly higher gross and lower net expense ratio for the Acquired Fund shareholders. For the 12 months ended October 31, 2002, the Acquired Fund's gross and net expense ratio was 1.05% of average daily net assets. The pro forma gross and net expense ratios of the Acquiring Fund's shares, assuming completion of the Acquisition, are expected to be approximately 1.06% and 0.95% of average daily net assets, respectively.

Q:       WHAT ARE THE BENEFITS OF THE TRANSACTION?

A: The Board of Directors of the Acquired Fund believes that shareholders may benefit from the proposed Acquisition, in part, because the Acquisition will result in a single larger fund with a potentially lower expense ratio. The proposed Acquisition may result in efficiencies due to a larger asset base. The following pages give you additional information on the proposed Acquisition on which you are being asked to vote.

Q:       WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

A: The Acquisition is expected to be a generally tax-free event. Shareholders of the Acquired Fund generally will not incur capital gains or losses on the conversion from the Acquired Fund to the Acquiring Fund. Shareholders will incur capital gains or losses if they sell their shares in the Acquired Fund before the Acquisition becomes effective or sell (or exchange) their Acquiring Fund shares after the Acquisition becomes effective. Shareholders will also be responsible for tax obligations associated with periodic dividend and capital gains distributions that occur prior to and after the Acquisition. The Acquired Fund will pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the Closing Date. Please note that qualifying retirement accounts are exempt from such tax consequences.

Q:       WHAT HAPPENS IF THE PLAN IS NOT APPROVED?

A: In the event the Plan is not approved, you will continue to be a shareholder of the Acquired Fund and the Board of Directors of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

Q:       HOW DO THE BOARD MEMBERS OF THE ACQUIRED FUND RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE ACQUIRED FUND, INCLUDING THOSE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Q:       WHOM DO I CALL FOR MORE INFORMATION?

A: Please call D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-(800)-714-3314.

Q:       HOW CAN I VOTE MY SHARES?

A:       Please choose one of the following options to vote your shares:

         o        By mail, with the enclosed proxy card;

         o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-(800)-290-6424;

         o By faxing the enclosed proxy card to D.F. King & Co., Inc., at 1-212-809-8839;

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

         o        In person at the Special Meeting.

Q:       WILL THE ACQUIRED FUND PAY FOR THIS PROXY SOLICITATION?

A: No, CSAM or its affiliates will bear the costs associated with approving the Plan.

              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.
                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3140

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 15, 2003

--------------------------------------------------------------------------------

         Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Credit Suisse Institutional International Fund, Inc. (the "Acquired Fund") will be held at the offices of the Acquired Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017 on August 15, 2003, commencing at 3:00 p.m. for the following purposes:

         1. The shareholders of the Acquired Fund are being asked to approve an Agreement and Plan of Reorganization (the "Plan") providing that (i) the Acquired Fund would transfer to Credit Suisse Institutional Fund, Inc. - International Focus Portfolio (the "Acquiring Fund"), a series of Credit Suisse Institutional Fund, Inc., all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund, and (iii) the Acquired Fund would subsequently be dissolved; and

         2. To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

         THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

         The Board of Directors of the Acquired Fund has fixed the close of business on June 12, 2003 as the record date for the determination of shareholders of the Acquired Fund entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof. As a convenience to shareholders, you can now vote in any one of five ways:

         o        By mail, with the enclosed proxy card(s);

         o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-(800)-290-6424;

         o By faxing the enclosed proxy card to D.F. King & Co., Inc., at 1-212-809-8839;

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

         o        In person at the Special Meeting.

         If you have any questions regarding the proposal, please feel free to call D.F. King & Co., Inc. at 1-(800)-290-6424.

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO (A) SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, (B) VOTE BY TELEPHONE WITH A TOLL-FREE CALL TO 1-800-290-6424, (C) VOTE THROUGH THE INTERNET USING THE ADDRESS LOCATED ON THE PROXY CARD OR (D) FAX THE ENCLOSED PROXY CARD(S) TO D.F. KING & CO., INC. AT 1-212-809-8839, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE ACQUIRED FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         By Order of the Board of Directors,

         [GRAPHIC OMITTED]



         /s/ Hal Liebes

         Hal Liebes
         Vice President and Secretary
         of the Acquired Fund

         June 27, 2003

            YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO
                   AVOID THE EXPENSE OF FURTHER SOLICITATION.

                       INSTRUCTIONS FOR SIGNING PROXY CARD

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         4.   Registration

         Corporate Accounts                          Valid Signatures
         ------------------                          ----------------

         (1)  ABC Corp. ...........................  ABC Corp.

         (2)  ABC Corp. ...........................  John Doe, Treasurer

         (3)  ABC Corp.
              c/o John Doe, Treasurer .............  John Doe

         (4)  ABC Corp. Profit Sharing Plan .......  John Doe, Trustee

         Trust Accounts
         --------------

         (1)  ABC Trust. ..........................  Jane B. Doe, Trustee

         (2)  Jane B. Doe, Trustee
              u/t/d 12/28/78 ......................  Jane B. Doe

         Custodial or Estate Accounts
         ----------------------------

         (1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA .......  John B. Smith

         (2)  John B. Smith .......................  John B. Smith, Jr.,
                                                     Executor

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                           PROSPECTUS/PROXY STATEMENT
                                  JUNE 27, 2003

                                 PROXY STATEMENT
              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 927-2874

                                   PROSPECTUS
                    CREDIT SUISSE INSTITUTIONAL FUND, INC. -
                         INTERNATIONAL FOCUS PORTFOLIO,
               A SERIES OF CREDIT SUISSE INSTITUTIONAL FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 927-2874

         This Prospectus/Proxy Statement is being furnished to shareholders of Credit Suisse Institutional International Fund, Inc. (the "Acquired Fund"), an open-end, non-diversified management investment company, in connection with the solicitation of proxies by the fund's Board of Directors for use at a Special Meeting of Shareholders to be held on August 15, 2003 at 3:00 p.m. (the "Special Meeting"), at the offices of the Acquired Fund located at 466 Lexington Avenue, 16th Floor, New York, New York 10017, or any adjournment(s) thereof. The only proposals to be considered are set forth below:

         1.       To approve an Agreement and Plan of Reorganization (the
                  "Plan"); and

         2. To transact such other business as may properly come before the Special Meeting and any adjournment(s) thereof.

         Pursuant to the Plan, the Acquired Fund would transfer to Credit Suisse Institutional Fund, Inc. - International Focus Portfolio, an open-end, diversified management investment company (the "Acquiring Fund" and, together with the Acquired Fund, the "Fundsall of the Acquired Fund's assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities; such shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund; and the Acquired Fund would subsequently be dissolved (the "Acquisition"). The Acquiring Fund is a series of the Credit Suisse Institutional Fund, Inc., a Maryland corporation.

         As noted and further described in the attached Prospectus/Proxy Statement, the Acquired Fund has the same investment objective as the Acquiring Fund. However, there are certain differences between the investment philosophy and policies of the Acquired Fund and the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THESE FUNDS ARE MANAGED ARE THAT (I) AS A FOCUS FUND, THE

ACQUIRING FUND CONCENTRATES ITS INVESTMENTS IN EQUITY SECURITIES OF 40-60 COMPANIES AND THE ACQUIRING FUND'S 15 LARGEST HOLDINGS MAY ACCOUNT FOR 40% OR MORE OF ITS ASSETS, WHILE THE ACQUIRED FUND MAY INVEST AMONG A BROADER RANGE OF COMPANIES, (II) THE ACQUIRING FUND'S INVESTMENTS IN EMERGING MARKETS ARE LIMITED TO 15% OF NET ASSETS, WHILE THE ACQUIRED FUND IS PERMITTED TO INVEST 30% OF ITS TOTAL FUND ASSETS IN EMERGING MARKETS, AND (III) IN CHOOSING EQUITY SECURITIES, THE ACQUIRED FUND'S PORTFOLIO MANAGERS COMBINE A TOP-DOWN REGIONAL ANALYSIS WITH A BOTTOM-UP APPROACH, WHILE THE ACQUIRING FUND UTILIZES ONLY A BOTTOM-UP APPROACH. IN ADDITION, THE ACQUIRING FUND IS CLASSIFIED AS DIVERSIFIED WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") WHILE THE ACQUIRED FUND IS CLASSIFIED AS NON-DIVERSIFIED. AS A NON-DIVERSIFIED FUND, THE ACQUIRED FUND IS NOT LIMITED BY THE 1940 ACT IN THE PROPORTION OF ITS ASSETS THAT IT MAY INVEST IN SECURITIES OF A SINGLE ISSUER. While historically, the Funds have been managed differently, more recently the Acquired Fund has been managed in a manner that is very similar to the Acquiring Fund, as the portfolio management teams have been coordinated and a more focused style of international investing has been implemented by CSAM for the Acquired Fund.

         CSAM is the investment adviser for each of the Funds. CSAM's Japanese, United Kingdom and Australian affiliates provide sub-advisory services to each Fund. The Board of Directors, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and State Street Bank and Trust Company ("State Street"), co-administrators of the Acquiring Fund, serve in the same capacities for each Fund. In addition, the Acquiring Fund uses the same distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Funds.

         As a result of the proposed Acquisition, shareholders of the Acquired Fund will receive that number of Institutional Class shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund immediately prior to the Acquisition. The expenses of the Acquisition and the costs associated with this solicitation for approval of the Plan will be borne by CSAM or its affiliates. No sales or other charges will be imposed on the shares of the Acquiring Fund received by the shareholders of the Acquired Fund in connection with the Acquisition. The transaction is structured to be tax-free for Federal income tax purposes to shareholders of the Acquired Fund and the Acquiring Fund.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before voting. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about June 27, 2003. A Statement of Additional Information, dated June 27, 2003, relating to this Prospectus/Proxy Statement and the Acquisition, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon oral or written request and without charge by writing to the Acquiring Fund at P.O. Box 55030, Boston, Massachusetts 02205-5030 or by calling 1-(800) 927-2874.

         The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference.

         o The current Prospectus of the Acquiring Fund, dated February 28, 2003, as supplemented as of the date hereof. The Acquiring Fund's Prospectus accompanies this Prospectus/Proxy Statement.

         o The current Prospectus of the Acquired Fund, dated January 1, 2003, as supplemented as of the date hereof. Copies may be obtained without charge by writing to P.O. Box 55030, Boston, Massachusetts 02205-5030 or by calling 1-(800) 927-2874.

         o The Annual Report of the Acquired Fund for the fiscal year ended August 31, 2002 and the Semi-Annual Report of the Acquired Fund for the semi-annual period ended February 28, 2003; and the Annual Report of the Acquiring Fund for the fiscal year ended October 31, 2002. The Annual Report of the Acquiring Fund accompanies this Prospectus/Proxy Statement. Copies may be obtained without charge by writing to P.O. Box 55030, Boston, Massachusetts 02205-5030 or by calling 1-(800)-927-2874.

         Accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the form of the Plan for the proposed Acquisition.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

                                TABLE OF CONTENTS

                                                                            PAGE

PROPOSAL 1 - APPROVAL OF THE PLAN .........................................    5

Summary ...................................................................    5

Risk Factors ..............................................................    8

Reasons for the Acquisition ...............................................    9

Fee Tables ................................................................   11

Information About the Acquisition .........................................   12

Total Returns .............................................................   16

Ownership of the Funds ....................................................   17

Comparison of Investment Objectives and Policies ..........................   19

Determination of Net Asset Value of Shares of the Acquiring Fund ..........   22

Management of Each Fund ...................................................   23

Interest of CSAM in the Acquisition .......................................   23

Information on Shareholders' Rights .......................................   24

Conclusion ................................................................   26

Required Vote .............................................................   26

ADDITIONAL INFORMATION ....................................................   26

VOTING INFORMATION ........................................................   27

OTHER BUSINESS ............................................................   28

FINANCIAL STATEMENTS AND EXPERTS ..........................................   29

ADDITIONAL MATERIALS ......................................................   29

LEGAL MATTERS .............................................................   29



EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION ...........................  A-1

                        PROPOSAL 1 - APPROVAL OF THE PLAN

SUMMARY

         THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PLAN (A COPY OF THE FORM OF THE PLAN IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A), THE PROSPECTUS OF THE ACQUIRED FUND, THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRED FUND, THE PROSPECTUS OF THE ACQUIRING FUND AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND.

         PROPOSED ACQUISITION. The Plan provides for the acquisition of all of the assets and liabilities of the Acquired Fund by the Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund. The Plan also calls for the distribution of Institutional Class shares of the Acquiring Fund to the Acquired Fund's Institutional Class shareholders in liquidation of the Acquired Fund. As a result of the Acquisition, each shareholder of Institutional Class shares of the Acquired Fund will become the owner of that number of full and fractional Institutional Class shares of the Acquiring Fund having an aggregate net asset value ("NAV") equal to the aggregate net asset value of such shareholder's shares in the Acquired Fund as of the close of business on the date that the Acquired Fund's assets and liabilities are exchanged for shares of the Acquiring Fund. See "Information About the Acquisition - Agreement and Plan of Reorganization."

         Because the Acquiring Fund is a series of the Credit Suisse Institutional Fund, Inc., it does not have a Board of Directors separate from the other series of the Credit Suisse Institutional Fund, Inc. Accordingly, when we refer to the "Directors of the Acquiring Fund" or the "Board of Directors of the Acquiring Fund" elsewhere in this Prospectus/Proxy Statement, we mean the Directors and Board of Directors of the Credit Suisse Institutional Fund, Inc.

         For the reasons set forth below under "Reasons for the Acquisition," the Board of Directors of the Acquired Fund, including the Directors of the Acquired Fund who are not "interested persons" (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously concluded that the Acquisition would be in the best interests of its shareholders and that the interests of its existing shareholders will not be diluted as a result of the transaction contemplated by the Acquisition. The Board of Directors of the Acquired Fund therefore has submitted the Plan for approval by its shareholders. The Board of Directors of the Credit Suisse Institutional Fund, Inc. has also reached similar conclusions and approved the Acquisition with respect to the Acquiring Fund.

         Approval of the Acquisition requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act and as used in this Prospectus/Proxy Statement, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. See "Voting Information." If shareholders of the Acquired Fund approve the Acquisition, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently dissolved. In the event the Plan is not approved, the Board of Directors of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         TAX CONSEQUENCES. Prior to completion of the Acquisition, the Acquired Fund and the Acquiring Fund will have received an opinion of counsel that, upon the closing of the Acquisition, no gain or loss will be recognized by the shareholders of the Acquired Fund for Federal income tax purposes as a result of the exchange of Acquired Fund shares for Acquiring Fund shares, and the Acquired Fund will not recognize gain or loss for such purposes as a result of its transfer of assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares. The holding period and aggregate tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. In addition, the holding period and aggregate tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Acquisition will generally be the same as in the hands of the Acquired Fund immediately prior to the Acquisition.

         DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRED FUND AND THE ACQUIRING FUND. As noted and further described herein, the Acquired Fund has the same investment objective as the Acquiring Fund. The investment objective of the Acquiring Fund is long-term capital appreciation. The Acquiring Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers from at least three foreign countries. The investment objective of the Acquired Fund is long-term appreciation of capital. The Acquired Fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of assets in equity securities of issuers from at least three foreign markets. However, there are certain differences between the investment philosophy and policies of the Acquired Fund and the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THESE FUNDS ARE MANAGED ARE THAT (I) AS A FOCUS FUND, THE ACQUIRING FUND CONCENTRATES ITS INVESTMENTS IN EQUITY SECURITIES OF 40-60 COMPANIES AND THE ACQUIRING FUND'S 15 LARGEST HOLDINGS MAY ACCOUNT FOR 40% OR MORE OF ITS ASSETS, WHILE THE ACQUIRED FUND MAY INVEST AMONG A BROADER RANGE OF COMPANIES, (II) THE ACQUIRING FUND'S INVESTMENTS IN EMERGING MARKETS ARE LIMITED TO 15% OF NET ASSETS, WHILE THE ACQUIRED FUND IS PERMITTED TO INVEST 30% OF ITS TOTAL FUND ASSETS IN EMERGING MARKETS, AND (III) IN CHOOSING EQUITY SECURITIES, THE ACQUIRED FUND'S PORTFOLIO MANAGERS COMBINE A TOP-DOWN REGIONAL ANALYSIS WITH A BOTTOM-UP APPROACH,

WHILE THE ACQUIRING FUND UTILIZES ONLY A BOTTOM-UP APPROACH. IN ADDITION, THE ACQUIRING FUND IS CLASSIFIED AS DIVERSIFIED WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") WHILE THE ACQUIRED FUND IS CLASSIFIED AS NON-DIVERSIFIED. AS A NON-DIVERSIFIED FUND, THE ACQUIRED FUND IS NOT LIMITED BY THE 1940 ACT IN THE PROPORTION OF ITS ASSETS THAT IT MAY INVEST IN SECURITIES OF A SINGLE ISSUER. While historically, the Funds have been managed differently, more recently the Acquired Fund has been managed in a manner that is very similar to the Acquiring Fund, as the portfolio management teams have been coordinated and a more focused style of international investing has been implemented by CSAM for the Acquired Fund.

         The Acquired Fund invests in equity securities of companies located in or conducting a majority of their business outside the U.S. Although it is not an index fund and does not seek to replicate the performance of any index, the fund expects to focus primarily, but not exclusively, on countries represented in the Morgan Stanley Capital International Europe Australasia and Far East (MSCI-EAFE) Index. In managing the Acquired Fund's investments, (i) the portfolio managers combine top-down regional analysis with bottom-up company research, (ii) look for countries, sectors and companies with solid growth prospects and attractive market valuations and (iii) focus research efforts on early identification of new investment opportunities while seeking to manage risk.

         PURCHASE AND REDEMPTION PROCEDURES. Except as otherwise indicated in this section, the Funds have similar policies with respect to purchases and redemptions of shares. Shares of each Fund may be purchased directly from the Fund or through a variety of financial services firms. The minimum initial investment to purchase shares of each Fund is $3,000,000. The minimum subsequent investment to purchase shares of the Acquired Fund is $100,000 while the minimum subsequent investment to purchase shares of the Acquiring Fund is $50,000, with certain exceptions. The minimum initial investment for any group of related persons to purchase shares of the Acquiring Fund is $4,000,000.

         You should also note that certain brokers who distribute shares of the Acquired Fund may not distribute shares of the Acquiring Fund. The Prospectus of the Acquiring Fund provides additional information on purchasing shares of the Acquiring Fund.

         SALES CHARGES. Shares of each Fund are sold at NAV per share without an initial sales charge or a contingent deferred sales charge ("CDSC") and are not subject to a 12b-1 fee. See "Fee Table" below.

         EXCHANGE PRIVILEGES. The exchange privileges available to shareholders of the Acquiring Fund are identical to those available to shareholders of the Acquired Fund. Shareholders of each Fund may exchange at NAV all or a portion of their shares for shares of the same class of other mutual funds in the Credit Suisse family of funds at their respective NAVs, provided that such fund offers the relevant class of shares. Exchanges may be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases in the fund in which shares are being purchased. The Funds reserve the right to refuse exchange purchases by any person or group, if in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The exchange privilege may be modified or terminated at any time upon 60-days' notice to shareholders.

         The exchange privilege is available to shareholders residing in any state in which the relevant fund's shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for Federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. No initial sales charge is imposed on the shares being acquired in an exchange.

         DIVIDENDS. The Acquiring Fund and the Acquired Fund distribute substantially all of their respective net investment income and net realized capital gains, if any, to their respective shareholders. All distributions are reinvested in the form of additional full and fractional shares of the Fund unless a shareholder elects otherwise. Each Fund typically distributes dividends and capital gains annually. Each Fund may make additional distributions at other times if necessary for the Fund to avoid a Federal tax. The Acquired Fund will pay a dividend of undistributed net investment income and capital gains, if any, immediately prior to the Closing Date. The amount of any dividend actually paid prior to the Closing Date will vary depending on a number of factors, such as changes in the value of the Acquired Fund's holdings and net redemptions of the Acquired Fund's shares. If determined as of April 30, 2003, there would have been no distribution. See "Dividend and Distribution Information" in the accompanying Prospectus of the Acquiring Fund.

         APPRAISAL RIGHTS. Under the laws of the State of Maryland, shareholders of the Acquiring Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquiring Fund. In addition, under the laws of the State of Maryland shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity. Shareholders of the Acquired Fund may, however, redeem their shares at NAV prior to the date of the respective Acquisitions (subject only to certain restrictions set forth in the 1940 Act). See "Information on Shareholders' Rights--Voting Rights."

RISK FACTORS

         Shareholders of the Acquired Fund should note that the Acquiring Fund may be subject to greater volatility than a fund (including the Acquired Fund) which invests in a larger number of issuers because of the Acquiring Fund's strategy of focusing its investments in equity securities of 40-60 foreign companies.

         The investment objectives of the Acquiring Fund (i.e., long-term capital appreciation) and the Acquired Fund (long-term appreciation of capital) are the same and certain other investment policies and restrictions of the Acquiring Fund are substantially similar to those of the Acquired Fund. The principal risk factors affecting the Acquiring Fund are (i) focus risk, (ii) foreign securities risk and (iii) market risk. The principal risk factors affecting the Acquired Fund are (i) foreign securities risk, (ii) market risk and (iii) non-diversified status risk. The Acquired Fund has greater exposure to the risks associated with investing in emerging markets than the Acquiring Fund as the Acquired Fund is permitted to invest up to 30% of its total fund assets in emerging markets, while the Acquiring Fund may only invest up to 15% of net assets in emerging markets. To the extent that a Fund invests in emerging markets or focuses on a single country or region, it takes on additional risks that may hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries.

REASONS FOR THE ACQUISITION

         The Board of Directors of Acquired Fund has unanimously determined that it is in the best interest of the Acquired Fund to effect the Acquisition. In doing so, it was aware that the Acquired Fund had significantly more assets than the Acquiring Fund. Nevertheless, it recognized that, while historically, the Acquired Fund was managed differently than the Acquiring Fund, more recently, the two funds have been managed similarly, utilizing the more focused style of international investing that CSAM has implemented for international equity funds. Moreover, the investment managements team for the two funds have been coordinated to facilitate managing the two funds in a like investment style. As a result, the Acquisition can be viewed as a means of merging two very similar funds resulting in a combined fund the investment philosophy of which will be followed on an on-going basis.

         In determining that the Acquisition is in the best interest of the Acquired Fund, the Board considered a number of factors, including the following:

         1. the Acquisition will result in a single larger fund seeking long-term capital appreciation through investments in a limited number of non-U.S. companies;

         2. the Acquisition may increase efficiencies, eliminating one of the two sets of prospectuses, annual reports and other documents required for two funds, although there is no guarantee that the combined fund will realize such efficiencies;

         3. a larger asset base could provide portfolio management benefits, such as the ability to command more attention from brokers and underwriters of portfolio securities;

         4. having a single fund rather than two eliminates confusion in the marketplace associated with having two funds managed by CSAM with similar investment goals and strategies;

         5.       the terms and conditions of the Acquisition;

         6. the similarity of the investment objectives, investment philosophies, investment policies and restrictions of the Acquiring Fund in relation to those of the Acquired Fund;

         7. that the investment adviser for the Acquiring Fund is the same as that of the Acquired Fund;

         8. the Federal tax consequences of the Acquisition, and that a legal opinion will be rendered that no gain or loss will be recognized by the shareholders of the Acquired Fund or by the Acquiring Fund for Federal income tax purposes as a result of the Acquisition and that the Acquired Fund generally will not recognize gain or loss for such purposes;

         9. that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Acquisition;

         10. that the expenses of the Acquisition will be borne by CSAM or its affiliates;

         11. that no sales or other charges will be imposed in connection with the Acquisition; and

         12. that the Acquiring Fund has a better 1, 3, 5 and 10-year performance record than the Acquired Fund;

         13. that the Acquisition will mitigate potential risks associated with the Acquired Fund's ability to invest up to 30% of its total assets in emerging markets.

         The Board also considered the impact the Acquisition would have on expenses that would be borne by the Acquired Fund shareholders as shareholders of the Acquiring Fund. The Board specifically noted that, overall, the Acquisition is expected to result in slightly higher gross and lower net operating expenses for Acquired Fund shareholders.

         In light of the foregoing, the Board of Directors of the Acquired Fund, including the Independent Directors, has determined that it is in the best interests of the Acquired Fund and its shareholders to effect the Acquisition. The Board of Directors of the Acquired Fund has also determined that the Acquisition would not result in dilution of the interests of the Acquired Fund's shareholders. In making these determinations, the Board of Directors did not give equal weight to each factor.

         The Board of Directors of the Acquiring Fund has determined that it is advantageous to the Acquiring Fund to effect the Acquisition. The Board of Directors of the Acquiring Fund considered, among other things, the terms and conditions of the Acquisition and representations that the Acquisition would be effected as a tax-free reorganization. Accordingly, the Board of Directors of the Acquiring Fund, including a majority of the Independent Directors, has determined that the Acquisition is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Acquisition.

                                   FEE TABLES

         Following are two tables showing fees and expenses for the 12 months ended October 31, 2002 for the Institutional Class shares of the Acquired Fund, holders of which will receive shares of the Acquiring Fund, upon the closing of the Acquisition, and the fees and expenses for the fiscal year ended October 31, 2002 for the shares of the Acquiring Fund before and after giving effect to the Acquisition. The tables do not reflect charges that institutions and financial intermediaries may impose on their customers.

                    BEFORE FEE WAIVERS AND/OR REIMBURSEMENTS

                                                                     COMBINED
                                                                     PRO FORMA
                                        ACQUIRED     ACQUIRING        (AFTER
                                          FUND          FUND       ACQUISITION)
--------------------------------------------------------------------------------
SHAREHOLDER FEES:

Sales charge (load) on purchases          None            None            None

Deferred sales charge (load) on
reinvested distributions                  None            None            None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

Management Fees                           0.80%           0.80%           0.80%

Distribution and Service (12b-1) fee      None            None            None

Other Expenses                            0.25%           0.54%           0.26%

TOTAL ANNUAL FUND
OPERATING EXPENSES*                       1.05%           1.34%           1.06%

--------------------------------------------------------------------------------


---------------------------

   * Expenses are based on Class A shares (except for distribution and service fee (12b-1) which is at the contractual rate of .50%) as the Acquiring Fund will commence the offering of Advisor Class shares on the Closing Date.

                     AFTER FEE WAIVERS AND/OR REIMBURSEMENTS
                                                                     COMBINED
                                                                     PRO FORMA
                                        ACQUIRED     ACQUIRING        (AFTER
                                          FUND          FUND       ACQUISITION)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)

Management Fees                           0.80%           0.41%           0.69%

Distribution and Service (12b-1) fee      None            None            None

Other Expenses                            0.25%           0.54%           0.26%

NET ANNUAL FUND OPERATING EXPENSES        1.05%           0.95%           0.95%
--------------------------------------------------------------------------------

EXAMPLES

         The following examples are intended to assist an investor in understanding the various costs that an investor in each Fund will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the table presented above (before fee waivers and expense reimbursements) and that all dividends and distributions are reinvested. The examples also assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                         One Year      Three Years      Five Years     10 Years
--------------------------------------------------------------------------------
  ACQUIRED FUND           $107            $334             $579         $1,283
  ACQUIRING FUND          $136            $425             $734         $1,613
  COMBINED FUND PRO FORMA $108            $337             $585         $1,294

INFORMATION ABOUT THE ACQUISITION

         AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the form of the Plan (Exhibit A hereto). The Plan provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund on the Closing Date. The Closing Date is expected to be on or about August 22, 2003.

         Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities for the Acquired Fund, as of the close of regular trading on The New York Stock Exchange, Inc. ("NYSE"), currently 4:00 p.m., New York City time, on the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The NAV per share of each Fund will be calculated by determining the total assets attributable to such Fund, subtracting the pro rata share of the actual and accrued liabilities of the Fund and the liabilities specifically allocated to such shares, and dividing the result by the total number of outstanding shares. Each Fund will utilize the procedures set forth in its respective current Prospectus or Statement of Additional Information to determine the value of its respective portfolio securities and to determine the aggregate value of each Fund's portfolio.

         On or as soon after the Closing Date as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the shares of the Institutional Class of the Acquiring Fund received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the number of shares of the Acquiring Fund due to the Acquired Fund's shareholders calculated in accordance with the Plan. After such distribution and the winding up of its affairs, the Acquired Fund will terminate as a management investment company and dissolve as a Maryland corporation.

         The consummation of the Acquisition is subject to the conditions set forth in the Plan, including approval of the Plan by the Acquired Fund's shareholders. Notwithstanding approval by the shareholders of the Acquired Fund, the Plan may be terminated at any time at or prior to the Closing Date: (i) by either the Acquired Fund or the Acquiring Fund by written notice to the other;
(ii) by the Acquired Fund, in the event the Acquiring Fund shall, or by the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

         Pursuant to the Plan, the Acquiring Fund has agreed to indemnify and advance expenses to each Director or officer of the Acquired Fund against money damages incurred in connection with any claim arising out of such person's services as a Director or officer with respect to matters specifically relating to the Acquisition, except by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties in the conduct of his or her office.

         Approval of the Plan requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. Shareholders of the Acquired Fund are entitled to one vote for each share. If shareholders of the Acquired Fund approve the Acquisition, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently dissolved. In the event the Plan is not approved, the Board of Directors of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         DESCRIPTION OF THE ACQUIRING FUND SHARES. Shares of the Acquiring Fund will be issued to the Acquired Fund in accordance with the procedures detailed in the Plan and as described in the Acquiring Fund's Prospectus and Statement of Additional Information. The Acquiring Fund, like the Acquired Fund, will not issue share certificates to its shareholders. See "Information on Shareholders' Rights" and the Prospectus of the Acquiring Fund for additional information with respect to the shares of the Acquiring Fund.

         The Acquiring Fund has authorized a single class of common stock, called Institutional Class shares. Shareholders of the Acquired Fund will be issued Institutional Class shares of the Acquiring Fund. Shares of the Acquiring Fund represent equal pro rata interests in the Acquiring Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The Acquiring Fund intends to continuously offer Institutional Class shares after consummation of the Acquisition.

         FEDERAL INCOME TAX CONSEQUENCES. The exchange of the Acquired Fund assets for shares of the Acquiring Fund, followed by the distribution of these shares, is intended to qualify for U.S. Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Acquisition, the Acquiring Fund and the Acquired Fund will receive an opinion from Willkie Farr & Gallagher, counsel to the Funds, substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for Federal income tax purposes, upon consummation of the Acquisition:

         (1) the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

         (3) except for consequences regularly attributable to the closing of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of such fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund shares to the Acquired Fund's shareholders;

         (4) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for Acquiring Fund shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

         (5) the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Acquisition will be the same as the aggregate tax basis of shares of the Acquired Fund held by such shareholder immediately prior to the Acquisition, and the holding period of the Acquiring Fund shares to be received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder (provided that the Acquired Fund shares were held as capital assets on the date of the Acquisition); and

         (6) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Acquisition, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

         You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither the Acquired Fund nor the Acquiring Fund will seek to obtain a ruling from the IRS regarding the tax consequences of the Acquisition. Accordingly, if the IRS sought to challenge the tax treatment of the Acquisition and was successful, neither of which is anticipated, the Acquisition could be treated, in whole or in part, as a taxable sale of assets of the Acquired Fund, followed by the taxable liquidation thereof.

         Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Acquisition in light of their individual circumstances. Since the foregoing discussion only relates to the U.S. Federal income tax consequences of the Acquisition, shareholders of the Acquired Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Acquisition.

CAPITALIZATION

         The following table shows the capitalization of the Acquired Fund and the Acquiring Fund as of October 31, 2002 and the capitalization of the Acquiring Fund on a pro forma basis as of the closing date of the Acquisition, after giving effect to the Acquisition.(1)

                          ACQUIRED      ACQUIRING                        PRO
                            FUND          FUND         PRO FORMA        FORMA
                          (ACTUAL)      (ACTUAL)    ADJUSTMENTS(2)   (COMBINED)
--------------------------------------------------------------------------------

  NET ASSETS            $118,604,882   $44,564,819             --   163,169,701
  NET ASSET VALUE       $       8.04   $      7.19             --  $       7.19
  SHARES OUTSTANDING      14,755,678     6,195,916      1,742,384    22,693,978

         -------------------
(1) Assumes the Acquisition of the Acquired Fund had been consummated on October 31, 2002 and is for information purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Acquired Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund shares that actually will be received on or after such date.

(2)      Reflects the elimination of prepaid expenses from the Acquired Fund.

TOTAL RETURNS

         Performance information is shown separately for each Fund. Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

         The following table reflects the average annual total return for the 1-year, 5-year, 10-year and since inception periods ending October 31, 2002 for each Fund:

--------------------------------------------------------------------------------
                                 1 YEAR   5 YEARS  10 YEARS  LIFE OF  INCEPTION
                                                              CLASS     DATE
--------------------------------------------------------------------------------
 ACQUIRED FUND
--------------------------------------------------------------------------------
                                 (20.55)%   (5.56)%   2.28%    2.18%  9/30/1992
--------------------------------------------------------------------------------
 Return After Taxes
 on Distributions                (20.55)%   (9.33)%  (0.09)%  (0.17)%
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions
 and Sale of Fund Shares         (12.62)%   (4.19)%   1.83%    1.75%
--------------------------------------------------------------------------------
 ACQUIRING FUND
--------------------------------------------------------------------------------
                                 (11.56)%   (4.22)%   4.78%    4.30%  9/01/1992
--------------------------------------------------------------------------------
 Return After Taxes
 on Distributions                (11.56)%   (6.83)%   2.85%    2.41%
--------------------------------------------------------------------------------
 Return After Taxes on
 Distributions
 and Sale of Fund Shares          (7.10)%   (3.22)%   3.82%    3.42%
--------------------------------------------------------------------------------


OWNERSHIP OF THE FUNDS

         As of June 12, 2003, the officers or Directors of the Acquiring Fund and the Acquired Fund beneficially owned as a group less than 1% of the outstanding securities of the relevant Fund. To the best knowledge of each Fund, as of June 12, 2003, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Funds.

                                                                  PERCENT OF
                                                                 OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD                  SHARES
--------------------------------------------------------------------------------

ACQUIRING FUND

The Board of Trustees*                 1,624,713.569               26.215%
General Employees Retirement System
City of Fort Lauderdale
Gen. Retirement Plan
UAD 1-1-73
Wall Street
New York, NY 10286-0001

                                                                  PERCENT OF
                                                                 OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD                  SHARES
--------------------------------------------------------------------------------

The Northern Trust Company Trustee*    1,368,910.201               22.087%
FBO GATX Master Trust Retirement Trust
DTD 12/19/79

500 West Monroe Street
Chicago, Illinois 60661-3671

Alaska Plumbing & Pipefitting*         1,018,362.351               16.431%
Industry Pension Trust Fund
c/o Associated Administrators Inc.
2929 N.W. 31st Avenue
Portland, OR 97210-1721

Sun Trust Bank Atlanta Cust.*            692,186.809               11.168%
FBO University of Central Florida
  FDN A/C 11-04-123-1126515
PO Box 105870

Mac & Co.*                               547,752.060                8.838%
A/C DEXF1747452
PO Box 3198
Pittsburgh, PA 15230-3198

                                                                  PERCENT OF
                                                                 OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD                  SHARES
--------------------------------------------------------------------------------

ACQUIRED FUND

Northern Trust Company Trustee*        6,958,904.590               62.774%
FBO Tyco International Ltd.
A/C # 22-07149
PO Box 92956
Chicago, IL  60675-2956

Northern Marianas Island               1,306,801.854               11.788%
Retirement Fund*
First Floor
Naura Building
PO Box 1247
Saipan MP  96950

                                                                  PERCENT OF
                                                                 OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD                  SHARES

Butler University*                       787,481.660                7.104%
4600 Sunset Avenue
Indianapolis, IN  46208-3487

Robert J. Kleberg Jr. and Helen          650,787.812                5.871%
  C. Kleberg Foundation
700 North St. Mary's Street 1200
San Antonio, TX 78205


   -------------------------
* Each Fund believes these entities are not the beneficial owners of shares held of record by them.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the disclosure in the respective Prospectuses and Statements of Additional Information of the Acquiring Fund and the Acquired Fund.

         INVESTMENT OBJECTIVES. The investment objective of the Acquiring Fund is long-term capital appreciation. The investment objective of the Acquired Fund is long-term appreciation of capital. There can be no assurance either Fund will achieve its investment objective.

         PRIMARY INVESTMENTS. As noted above, the investment objective of the Acquiring Fund is long-term capital appreciation. To achieve its investment objective, the Acquiring Fund invests under normal market conditions at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three major foreign markets. The Acquiring Fund invests in securities of 40-60 foreign companies located in or conducting a majority of their business in major foreign markets or companies whose securities trade primarily in major foreign markets. Major foreign markets currently consist of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently, or proposed to be, represented in the Morgan Stanley Capital International Europe, Australasia and the Far East ("EAFE") Index. The Acquiring Fund seeks to diversify its investments across a number of different countries, although at times, the Acquiring Fund may invest a significant part of its assets in any single country. In addition, the Acquiring Fund's 15 largest holdings may account for 40% or more of its assets. In choosing equity securities, the Acquiring Fund uses a bottom-up investment approach, seeking to invest in companies of any size whose stock price appears to be discounted relative to earnings, assets or projected growth.

         The Acquiring Fund may invest up to 15% of net assets in emerging markets, unlike the Acquired Fund which may invest up to 30% of total assets in emerging markets.

         To pursue its goal, the Acquired Fund invests in equity securities of companies located or conducting a majority of their business outside the U.S. Although it is not an index fund and does not seek to replicate the performance of any index, the Acquired Fund expects to focus primarily, but not exclusively, on countries represented in the Morgan Stanley Capital International Europe Australasia and Far East (MSCI-EAFE) Index. Although the Acquired Fund may invest in emerging markets, it does not expect to invest more than 30% of assets in securities of emerging-markets issuers. Under normal market conditions, the Acquired Fund will invest at least 80% of assets in equity securities of issuers from at least three foreign countries. The Acquired Fund may invest in companies of all sizes.

         In managing the Acquired Fund's investments, the portfolio managers:
(i) combine top-down regional analysis with bottom-up company research; (ii) look for countries, sectors and companies with solid growth prospects and attractive market valuations; and (iii) focus research efforts on early identification of new investment opportunities while seeking to manage risk.

         INVESTMENT LIMITATIONS. The Acquiring Fund and the Acquired Fund have adopted certain fundamental and non-fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant Fund. Each Fund has substantially similar fundamental investment limitations.

         CERTAIN INVESTMENT PRACTICES. For each of the following practices, this table shows the current applicable investment limitation. Risks are indicated for each practice. The specific risks associated with each of the investment practices described below are defined for the Acquiring Fund in the Acquiring Fund's Prospectus, which accompanies this Prospectus/Proxy Statement, and for the Acquired Fund in its Prospectuses.

         KEY TO TABLE:

         /x/      Permitted without limitation; does not indicate actual use

         20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

         20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

         / / Permitted, but not expected to be used to a significant extent

         --       Not permitted

INVESTMENT PRACTICE                                                                     LIMIT
---------------------------------------------------------------------------------------------------------
                                                                               ACQUIRING        ACQUIRED
                                                                                 FUND             FUND
---------------------------------------------------------------------------------------------------------
BORROWING. The borrowing of money from banks to meet redemptions                33-1/3%         33-1/3%
or for other temporary or emergency purposes. Speculative exposure risk.

---------------------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS. Investing a significant portion of portfolio assets         /x/              /x/
in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on portfolio performance than they would in a more geographically diversified equity portfolio. Currency, market, political risks.

---------------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS. Instruments, such as options, futures, forwards            /x/              /x/
or swaps, intended to manage portfolio exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency, hedged exposure, liquidity, political, speculative exposure, valuation risks.

---------------------------------------------------------------------------------------------------------
EMERGING MARKETS. Countries generally considered to be relatively less            15%              30%
developed or industrialized. Emerging markets often face economic problems that could subject a portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market, operational, political, valuation risks.

---------------------------------------------------------------------------------------------------------
EQUITY AND EQUITY-RELATED SECURITIES. Common stocks and other securities          /x/              /x/
representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. Liquidity, market, valuation risks.

---------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES. Securities of foreign issuers. May include depositary         /x/              /x/
receipts. Currency, information, market, operational, political, valuation risks.

---------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES. Exchange-traded contracts that enable a           / /              / /
fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes (1) Correlation, currency, hedged exposure, interest-rate, market, speculative exposure risks.(2)

---------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES. Debt securities rated within the four           20%              / /
highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Credit, interest-rate, market risks.

---------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Debt securities backed by            / /              / /
pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit, extension, interest-rate, liquidity, prepayment risks.

---------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES. Debt securities and convertible              5%              / /
securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality.
Commonly referred to as junk bonds. Credit, information, interest-rate, liquidity, market, valuation risks.

---------------------------------------------------------------------------------------------------------
OPTIONS. Instruments that provide a right to buy (call) or sell (put) a           25%              / /
particular security or an index of securities at a fixed price within a certain time period. A fund may purchase and write both put and call options for hedging or speculative purposes. Correlation, credit, hedged exposure, liquidity, market, speculative exposure risks.


                                       21

INVESTMENT PRACTICE                                                                     LIMIT
---------------------------------------------------------------------------------------------------------
                                                                               ACQUIRING        ACQUIRED
                                                                                 FUND             FUND
---------------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS. Foreign governments may sell all or part of their         /x/              /x/
interests in enterprises they own or control. Access, currency, information, liquidity, operational, political, valuation risks.

---------------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS). Pooled investment vehicles that            / /              / /
invest primarily in income-producing real estate or real-estate-related loans or interests. Credit, interest-rate, market risks.

---------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES. Certain securities with 10% 15%
restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.

---------------------------------------------------------------------------------------------------------
SECURITIES LENDING. Lending portfolio securities to financial institutions;     33-1/3%         33-1/3%
a fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market, operational risks.

---------------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX". A short sale where the fund owns enough            / /               / /
shares of the security involved to cover the borrowed securities, if necessary.
Liquidity, market, speculative exposure risks.

---------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES. Companies with small relative market          /x/              / /
capitalizations, including those with continuous operations of less than three years. Information, liquidity, market, valuation risks.

---------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS. Placing some or all of a fund's assets in            / /              / /
investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment strategies and might prevent a fund from achieving its goal.

---------------------------------------------------------------------------------------------------------
WARRANTS. Options issued by a company granting the holder the right to            10%              15%
buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.

---------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The purchase or sale of           20%              25%
securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.

--------------

(1) The Funds are not obligated to pursue any hedging strategy and do not represent that these techniques are available now or will be available at any time in the future.

(2) Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

DETERMINATION OF NET ASSET VALUE OF SHARES OF THE ACQUIRING FUND

         The NAV of the shares of the Acquiring Fund is determined at the close of regular trading on the NYSE (usually 4 p.m., New York City Time) each day the NYSE is open for business. It is calculated by dividing the Acquiring Fund's total assets less its liabilities, by the number of shares outstanding. The Acquiring Fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value. Some securities of the Acquiring Fund may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Acquiring Fund does not compute its price. This could cause the value of the

Acquiring Fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

MANAGEMENT OF EACH FUND

         CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140, provides investment advisory services to each of the Funds under separate advisory agreements. The specific persons at CSAM who are responsible for the day-to-day management of the Acquiring Fund are described in the Prospectus of the Acquiring Fund, which accompanies this Prospectus/Proxy Statement. CSAM's Japanese, United Kingdom and Australian affiliates provide sub-advisory services to each Fund.

         In addition, State Street and CSAMSI provide accounting and co-administrative services as applicable to each Fund. State Street became co-administrator to the Acquiring Fund on August 1, 2002 and to the Acquired Fund on June 1, 2002. Prior to that, PFPC, Inc. served as co-administrator to the Funds. Boston Financial Data Services, Inc. acts as the shareholder servicing agent, transfer agent and dividend disbursing agent for each Fund. State Street serves as custodian of each of the Funds' assets pursuant to a custodian agreement. PricewaterhouseCoopers LLP serves as independent accountants for each of the Funds.

         Each Fund pays CSAM a management fee of .80% of the Fund's average daily net assets. In addition to the management fee, the Acquiring Fund pays a co-administration fee to CSAMSI of .10% of its average daily net assets. Each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses.

         Each class of shares of a Fund bears its proportionate share of fees payable to CSAM, CSAMSI and State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets.

INTEREST OF CSAM IN THE ACQUISITION

         CSAM may be deemed to have an interest in the Plan and the Acquisition because it provides investment advisory services to each Fund. CSAM receives compensation from each Fund for services it provides pursuant to separate advisory agreements. The terms and provisions of the current arrangements with CSAM are described in each Fund's Prospectuses and Statement of Additional Information. Future growth of the assets of the Acquiring Fund, if any, can be expected to increase the total amount of fees payable to CSAM and its affiliates. CSAM may also be deemed to have an interest in the Plan and the Acquisition because, as of June 12, 2003, it or one or more of its affiliates possessed or shared voting power or investment power as a beneficial owner or as a fiduciary on behalf of its customers or employees in the Acquired Fund. CSAM and its affiliates have advised the Acquired Fund that they intend to vote the shares over which they have voting power at the Special Meeting in the manner instructed by the customers for which such shares are held. As of June 12, 2003, CSAM had discretionary power to dispose of securities over accounts which held in the aggregate 276.13 shares or 0.002% of the Acquired Fund's outstanding shares. See "Voting Information."

         CSAM may also be deemed to have an interest in the Plan and the Acquisition because CSAMSI serves as the co-administrator and distributor for each Fund. As such, CSAMSI receives compensation for its services.

INFORMATION ON SHAREHOLDERS' RIGHTS

         GENERAL. The Acquired Fund and the Acquiring Fund are each open-end management investment companies registered under the 1940 Act. The Acquiring Fund is a series of Credit Suisse Institutional Fund, Inc., a Maryland corporation that was incorporated on May 14, 1992 and is governed by its Articles of Incorporation, Bylaws and Board of Directors. The Acquired Fund is a Maryland corporation that was incorporated on July 31, 1998 and is governed by its Articles of Incorporation, Bylaws and Board of Directors. Each Fund is governed by applicable state and Federal law. The Acquired Fund has an authorized capital of six billion shares of common stock with a par value of $.001 per share; one billion shares are designated Common Class, one billion shares are designated Advisor Class, one billion shares are designated Institutional Class, one billion shares are designated Class A shares, one billion shares are designated Class B shares and one billion shares are designated Class C shares. The charter of the Credit Suisse Institutional Fund, Inc. authorizes the Board of Directors to issue thirteen billion full and fractional shares of capital stock, par value $.001 per share, one billion of which represent shares of the Acquiring Fund. In each Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights (other than as set forth below) on the same terms and conditions.

         MULTI-CLASS STRUCTURE. The Acquired Fund is authorized to offer multiple classes of shares. However, the Acquired Fund currently offers only Institutional Class shares. The Acquiring Fund expects to continue to offer its Institutional Class shares following the Acquisition.

         DIRECTORS. The By-Laws of the Funds provide that the term of office of each Director shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. Directors of the Funds may be removed by a majority of the shares entitled to vote. Vacancies on the Boards of either Fund may be filled by the Directors remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Directors then holding office shall have been elected by the shareholders of the relevant Fund. A meeting of shareholders will be required for the purpose of electing Directors whenever (a) fewer than a majority of the Directors then in office were elected by shareholders of the relevant Fund or (b) a vacancy exists that may not be filled by the remaining Directors and must be filled.

         VOTING RIGHTS. Neither Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors of the relevant Fund holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Directors. At such times, the Directors then in office will call a shareholders' meeting for the election of Directors.

         In addition, each Fund's By-Laws provide that a special meeting of shareholders will be called at the written request of shareholders entitled to cast at least 10% percent of the votes entitled to be cast at the meeting, provided, however, if the matter to be considered at such special meeting is substantially the same as another voted on at any special meeting of stockholders held in the last twelve months, the Acquired Fund does not have to hold the meeting unless requested to do so by a majority of the stockholders entitled to vote. Payment by such shareholders of the reasonably estimated cost of preparing and mailing a notice of the meeting is required in advance of the meeting. To the extent required by law, each Fund will assist in shareholder communications in such matters. The presence, in person or by proxy, of at least one-third of the outstanding shares of the Acquired Fund entitled to vote at a shareholder meeting will constitute a quorum whereas the presence, in person or by proxy, of at least a majority of shares of the Acquiring Fund entitled to vote at a meeting will constitute a quorum.

         LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of either Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Directors, the excess of the assets over the liabilities belonging to such Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund.

         INVOLUNTARY REDEMPTIONS. Each Fund is permitted to redeem shares held by a shareholder if the Board of Directors determines that doing so is in the best interest of the Fund. Redemption proceeds may be paid in cash or in kind. The exercise of the power granted to the Directors under the Articles of Incorporation to involuntarily redeem shares would be subject to the Director's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

         LIABILITY OF DIRECTORS. The constituent documents of each Fund provide that its Directors and officers shall not be liable in such capacity for monetary damages for breach of fiduciary duty as a Director or officer, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Director or officer. The constituent instruments of each Fund provide that the relevant Fund shall indemnify each Director and officer and permit advances for the payment of expenses relating to the matter for which indemnification is sought, in the case of the Acquired Fund, to the fullest extent permitted by applicable law and, in the case of both Funds, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Director or officer.

         RIGHTS OF INSPECTION. Maryland law permits any shareholder of the Acquiring Fund or the Acquired Fund or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the Acquired Fund on file at its principal offices.

         SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Funds do not have personal liability for corporate acts and obligations.

         The foregoing is only a summary of certain characteristics of the operations of each of the Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the constituent documents and state laws governing each Fund for a more thorough description.

CONCLUSION

         The Plan was approved by the Board of Directors of the Acquiring Fund and the Board of Directors of the Acquired Fund on May 20, 2003. The Board of each Fund has determined that the Acquisition is in the best interests of its shareholders and that the interests of existing shareholders of its Fund will not be diluted as a result of the Acquisition. If the shareholders of the Acquired Fund do not approve the Plan or if the Acquisition is not completed, the Acquired Fund will continue to engage in business as a registered investment company and its Board of Directors will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

REQUIRED VOTE

         Approval of the Plan requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund.

                     THE BOARD OF DIRECTORS OF THE ACQUIRED
                    FUND, INCLUDING THE DIRECTORS WHO ARE NOT
              "INTERESTED PERSONS" (AS THAT TERM IS DEFINED IN THE
               1940 ACT) RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

                             ADDITIONAL INFORMATION

         The Acquiring Fund and the Acquired Fund are each subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W, Washington, D.C. 20549 and at the New York Regional Office of the SEC at 233 Broadway, New York, New York. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. The Prospectus and the Statement of Additional Information for the Acquiring Fund, along with related information, may be found on the SEC website as well (http://www.sec.gov).

                               VOTING INFORMATION

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Acquired Fund to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 3:00 p.m. on August 15, 2003, at the offices of the Acquired Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140 and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with a Notice of the Special Meeting and proxy card(s), is first being mailed to shareholders of the Acquired Fund on or about June 27, 2003. Only shareholders of record as of the close of business on June 12, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. As of June 12, 2003, the Acquired Fund had 11,085,620.537 shares outstanding. The holders of one-third of the outstanding shares of the Acquired Fund at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Special Meeting. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes will have the effect of a "no" vote for the Proposal which requires the approval of a specified percentage of the outstanding shares of the Acquired Fund.

         Executed, but unmarked proxies (i.e., executed proxies in which there is no indication of the shareholder's voting instructions) will be voted FOR approval of the Proposal and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Special Meeting by the subsequent execution and submission of a revised proxy, by written notice to Hal Liebes, Secretary of the Acquired Fund, 466 Lexington Avenue, New York, New York 10017-3140 or by voting in person at the Special Meeting.

         CSAM has retained D.F. King & Co., Inc. to solicit proxies. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of CSAM and its affiliates. The expenses of the Acquisition, which are currently estimated to be $92,500, including the costs of the proxy solicitation and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to owners of shares of the Acquired Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement, will be borne by CSAM or its affiliates (excluding extraordinary expenses not normally associated with transactions of this type). It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. Upon request, banks, brokerage houses and other institutions, nominees and fiduciaries may be reimbursed for their expenses in forwarding proxy materials to beneficial owners.

         In the event that a quorum necessary to vote on the Proposal at the Special Meeting is not present or sufficient votes to approve the proposal are not received prior to 3:00 p.m. on August 15, 2003, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies to receive the vote necessary for its passage or to obtain a quorum. If there is represented a sufficient number of votes in favor of one or more Proposals, an act taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Acquired Fund present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote upon a decision to adjourn the Special Meeting after consideration of the best interests of all shareholders of the Acquired Fund.

         CSAM and its affiliates have advised the Acquired Fund that they intend to vote the shares over which they have voting power at the Special Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

                                 OTHER BUSINESS

         The Board of Directors of the Acquired Fund knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Card.

         The approval of shareholders of the Acquiring Fund is not required in order to affect the Acquisition and, accordingly, the votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                        FINANCIAL STATEMENTS AND EXPERTS

         The audited statement of assets and liabilities of the Acquiring Fund as of October 31, 2002 and the Acquired Fund as of August 31, 2002, including their respective schedules of portfolio investments, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund's share class has been in existence) in the period then ended, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants to each of the Funds, given on the authority of such firms as experts in accounting and auditing.

                              ADDITIONAL MATERIALS

         The following additional materials, which have been incorporated by reference into the Statement of Additional Information, dated June 27, 2003, relating to this Prospectus/Proxy Statement and the Acquisition, will be sent to all shareholders of the Acquired Fund requesting a copy of such Statement of Additional Information.

         1. The current Statement of Additional Information for the Acquiring Fund, dated February 28, 2003, as supplemented as of the date hereof.

         2. The current Statement of Additional Information for the Acquired Fund, dated January 1, 2003, as supplemented as of the date hereof.

        The most recent Annual Report and Semi-Annual Report of the Funds will also be sent to all shareholders requesting a copy of such report.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to the Acquiring Fund. In rendering such opinion, Willkie Farr & Gallagher may rely on an opinion of Venable Baetjer and Howard, LLP as to certain matters under Maryland law.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                 EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 21st day of May, 2003, between and among Credit Suisse Institutional Fund, Inc., a Maryland corporation, for and on behalf of its International Focus Portfolio (the "Acquiring Fund"), and Credit Suisse Institutional International Fund, Inc., a Maryland corporation (the Fund"), and, solely for purposes of Sections 4.3, 5.9 and 9.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("CSAM").

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (collectively, the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund ("Acquiring Fund Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Acquiring Fund Shares to the shareholders of the Acquired Fund ("Acquired Fund Shareholders") in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         As the Acquiring Fund is a portfolio of the Credit Suisse Institutional Fund, Inc., all parties to this Agreement acknowledge and accept that the Acquiring Fund does not have a Board of Directors or officers separate from the other portfolios of Credit Suisse Institutional Fund, Inc. Accordingly, all representations, warranties, covenants and/or other obligations of any kind made by the Acquiring Fund in this Agreement are expressly understood by all parties to this Agreement as being made by the Directors or officers of Credit Suisse Institutional Fund, Inc., as applicable, in their respective capacities as Directors or officers (and not in their individual capacities) for, and on behalf of, the Acquiring Fund.

         WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing Acquired Fund Shareholders would not be diluted as a result of this transaction; and

         WHEREAS, the Board of Directors of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

         1. Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Assumption of the Acquired Fund's Liabilities and Liquidation of the Acquired Fund.

         1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or would contain investments exceeding the number CSAM considers appropriate given the Acquiring Fund's focused investment approach, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations or investment policy as of the Closing Date.

         1.3. The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.7 hereof.

         1.4. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's Shareholders of record determined as of the close of business on the Closing Date the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund("Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

         1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the applicable Closing Date and such later date on which the Acquired Fund is terminated.

         2.     Valuation

         2.1. The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectus or statement of additional information.

         2.2. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund Shares shall be determined by dividing the value of the net assets of the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1, by the per share net asset value of the Acquiring Fund Shares computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

         2.3. All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

         3.     Closing and Closing Date

         3.1. The Closing Date for the Reorganization shall be August ___, 2003, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 10:00 a.m., at the offices of Willkie Farr & Gallagher or at such other time and/or place as the parties may agree.

         3.2. State Street, the custodian for the Acquiring Fund, shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

         3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4. The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         4.   Representations and Warranties

         4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

         (a) The Acquired Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

         (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

         (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of the Acquired Fund's Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its property is bound or affected;

         (d) There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

         (e) Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as previously disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Acquired Fund or its ability to consummate the transactions herein contemplated;

         (f) The Statements of Assets and Liabilities of the Acquired Fund as of August 31, 2002, including the Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended, and the Financial Highlights for each of the five years in the period then ended have been audited by PricewaterhouseCoopers LLP (or one of its legacy firms), independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities as of August 31, 2002 not disclosed therein;

         (g) Since August 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in the per share net asset value of the Acquired Fund Shares due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Fund liabilities, or the redemption of the Acquired Fund Shares by Acquired Fund shareholders shall not constitute a material adverse change;

         (h) At the date hereof and the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; all of the issued and outstanding Acquired Fund Shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

         (j) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

         (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

         (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquired Fund's Board of Directors, and subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

         (o) Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and the prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (collectively, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

         4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

         (a) The Acquiring Fund is a duly established portfolio of the Credit Suisse Institutional Fund, Inc., a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

         (b) The Credit Suisse Institutional Fund, Inc. is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

         (c) The current prospectus and statement of additional information filed as part of the Acquiring Fund registration statement on Form N-1A (the "Acquiring Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

         (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund Articles of Incorporation or By-Laws of Credit Suisse Institutional Fund, Inc. or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property is bound;

         (f) Except as previously disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

         (g) Since October 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in the per share net asset value of the Acquiring Fund Shares due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

         (h) At the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

         (i) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

         (j) At the date hereof, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Directors, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

         (m) Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

         (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         4.3. CSAM represents and warrants to the Acquiring Fund as follows: To the knowledge of CSAM (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by the Management Committee of CSAM and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings, against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business other than those disclosed in writing to and accepted by the Acquiring Fund.

         5.   Covenants of the Acquired Fund and the Acquiring Fund

         5.1. The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

         5.2. The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

         5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

         5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.7. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Director or Officer ("Indemnified Person") of the Acquired Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Director or officer of the Acquired Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.7 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their respective shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
(a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party Directors of the Acquiring Fund (collectively, the "Disinterested Directors"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

         5.8. The Acquiring Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under Section 368(a) of the Code. In this regard, the Acquiring Fund covenants that, following the Reorganization, it (a) will (i) continue the historic business of the Acquired Fund or (ii) use a significant portion of the Acquired Fund's historic business assets, and (b) will not sell or otherwise dispose of any of the assets of the Acquired Fund, except for dispositions in the ordinary course of business or transfers to a corporation (or other entity classified for federal income tax purposes as an association taxable as a corporation) that is "controlled" by the Acquiring Fund within the meaning of Section 368(c) of the Code.

         5.9. CSAM agrees that the Credit Suisse Institutional Fund, Inc., on behalf of the Acquiring Fund, will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against CSAM or its affiliates by reason of any act or failure to act by CSAM or any of its affiliates prior to the Closing Date.

         6.   Conditions Precedent to Obligations of the Acquired Fund

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         6.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its Chairman, President, Vice President, Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

         6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

         That (a) the Credit Suisse Institutional Fund, Inc. is a validly existing corporation and in good standing under the laws of the State of Maryland, and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Credit Suisse Institutional Fund, Inc. on behalf of the Acquiring Fund and the Acquiring Fund is a duly established portfolio of the Credit Suisse Institutional Fund, Inc. and, assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of the Credit Suisse Institutional Fund, Inc. enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Credit Suisse Institutional Fund, Inc.'s Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Credit Suisse Institutional Fund, Inc. is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment or decree to which the Credit Suisse Institutional Fund, Inc. is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described and filed as required or which materially and adversely affect the Acquiring Fund's business; (h) the Credit Suisse Institutional Fund, Inc. is registered as an investment company under the 1940 Act and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Proxy Statement, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement.

         With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

         In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         6.4. The Board of Directors of the Acquiring Fund, including a majority of the directors who are not "interested persons" of the Acquiring Fund (as defined in the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Fund and that the interests of the shareholders in the Acquiring Fund would not be diluted as a result of such transactions, and the Acquiring Fund shall have delivered to the Acquired Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

         7.   Conditions Precedent to Obligations of the Acquiring Fund

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

         7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman, President, Vice President, Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

         7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

         That (a) the Acquired Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquired Fund's Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Acquired Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

         With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request.

         In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         7.5. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

         (a) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

         (b) in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

         7.6. The Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquired Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquired Fund, to the effect that:

         (a) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

         (b) in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

         7.7. The Acquiring Fund and the Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to both Funds and dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to each Fund, to the effect that: on the basis of limited procedures agreed upon by the Acquiring Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

         7.8. The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Acquired Fund as of and for the fiscal year ended August 31, 2002.

         7.9. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6.

         7.10. The Board of Directors of the Acquired Fund, including a majority of the directors who are not "interested persons" of the Acquired Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions, and the Acquired Fund shall have delivered to the Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

         8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the Acquired Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Acquired Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

         8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Acquired Fund's Articles of Incorporation and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

         8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4. The N-14 Registration Statement and the Acquiring Fund Registration Statement shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Acquired Fund and the Acquiring Fund, substantially to the effect that for U.S. federal income tax purposes:

         (a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of such Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (c) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares; (d) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (e) the aggregate tax basis of the Acquiring Fund Shares received by each of the Acquired Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder (provided that such Acquired Fund Shares were held as capital assets on the date of the Reorganization); and (f) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

         9.   Brokerage Fees and Expenses; Other Agreements

         9.1. The Acquiring Fund represents and warrants to the Acquired Fund, and the Acquired Fund represents and warrants to the Acquiring Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

         9.2. CSAM or its affiliates agrees to bear the reasonable expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses associated with preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing; accounting fees; and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby and (vi) any other reasonable Reorganization expenses.

         9.3. Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

         10.  Entire Agreement; Survival of Warranties

         10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

         10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

         11.  Termination

         11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) either the Acquired Fund or the Acquiring Fund by written notice to the other; (2) the Acquired Fund in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Acquired Fund or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

         11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Credit Suisse Institutional Fund, Inc. or the Acquired Fund, or their respective Directors or officers, to the other party or parties.

         12.   Amendments

         This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

         13.   Notices

         13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

         466 Lexington Avenue
         New York, NY 10017
         Attention: Hal Liebes, Esq.

    or to the Acquired Fund at:

         466 Lexington Avenue
         New York, NY 10017
         Attention: Hal Liebes, Esq.

         14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

         14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Except as provided in
Section 5.7, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5. Notice is hereby given that this Agreement is entered into on behalf of the Acquiring Fund by an officer of the Credit Suisse Institutional Fund, Inc., and on behalf of the Acquired Fund by an officer of the Acquired Fund, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Directors, officers or shareholders of the Credit Suisse Institutional Fund, Inc. or the Acquired Fund are personally liable hereunder. All persons dealing with the Acquiring Fund should look solely to the property of the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, Vice President or Managing Director and attested to by its Vice President, Secretary or Assistant Secretary.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
For and on Behalf of its INTERNATIONAL FOCUS PORTFOLIO

By:      /s/ Hal Liebes
         --------------------------------------
Name:    Hal Liebes
Title:   Vice President and Secretary

Attestation By:   /s/ Gregory N. Bressler
                  ------------------------------------
Name: Gregory N. Bressler
Title: Assistant Secretary



CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.

By:      /s/ Hal Liebes
        -----------------------------------
Name: Hal Liebes
Title: Vice President and Secretary

Attestation By:   Gregory N. Bressler
                  -------------------------------------
Name:  Gregory N. Bressler
Title: Assistant Secretary

Solely with respect to paragraphs 4.3, 5.9 and 9.2 hereof:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:      /s/ Hal Liebes
         --------------------------------
Name:    Hal Liebes
Title:   Managing Director

Attestation By:  /s/ Gregory N. Bressler
                 -------------------------------
Name: Gregory N. Bressler
Title: Director

                       THIS PAGE INTENTIONALLY LEFT BLANK

CS-INSTMRGR-0603

              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2003 AT 3:00 P.M.

I hereby appoint Rocco DelGuercio and Gregory Bressler, and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Institutional International Fund, Inc. (the "Fund"), as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund to be held on Friday, August 15, 2003, at 3:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, 16th Floor, and any adjournments thereof (the "Meeting"), as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated June 27, 2003. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

-------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Funds. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?
---------------------------------               -------------------------------

---------------------------------               -------------------------------
---------------------------------               -------------------------------

---------------------------------               -------------------------------
---------------------------------               -------------------------------

---------------------------------               -------------------------------



X  PLEASE MARK VOTES
   AS IN THIS EXAMPLE

-------------------------------------------------      THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A
 CREDIT SUISSE INVESTMENT GRADE BOND FUND, INC.        VOTE FOR THE PROPOSAL
--------------------------------------------------          ---

              VOTE THIS CARD TODAY                                                            For      Against     Abstain
        By mail; phone (1-800-714-3312);              1. To approve an Agreement
             fax (212-269-2796); or                      and Plan of Reorganization (the      [ ]        [ ]         [ ]
       ONLINE AT WWW.CREDITSUISSEFUNDS.COM               "Plan") providing that
           (CLICK ON THE PROXY BUTTON)                   Credit Suisse
                                                         Institutional Fund,
                                                         Inc. (the "Acquired
                                                         Fund"), would transfer
                                                         all of its assets in
                                                         exchange for shares of
                                                         Credit Suisse
                                                         Institutional Fund,
                                                         Inc. - International
                                                         Focus Portfolio (the
                                                         "Acquiring Fund"), and
                                                         the assumption by the
                                                         Acquiring Fund of the
                                                         Acquired Fund's
                                                         liabilities, (ii) such
                                                         shares of the Acquiring
                                                         Fund would be
                                                         distributed to
                                                         shareholders of the
                                                         Acquired Fund in
                                                         liquidation of the
                                                         Acquired Fund, and
                                                         (iii) the Acquired Fund
                                                         would subsequently be
                                                         dissolved.


Please be sure to sign and date this Proxy.   Date       Mark box at right if an address change      [ ]
------------------------------------------    -------    or comment has been noted on the reverse
                                                         side of this card.


-----------------------------     ----------------------
Shareholder sign here              Co-owner sign here       RECORD DATE SHARES:


                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

             CREDIT SUISSE INSTITUTIONAL FUND
             Prospectus

             February 28, 2003

                        CREDIT SUISSE INSTITUTIONAL FUND, INC.

                         - INTERNATIONAL FOCUS PORTFOLIO

           As with all mutual funds, the Securities and Exchange Commission has not approved the portfolio, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Institutional Fund is advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS................... ....................           4
   Goal and Principal Strategies..................           4
   A Word About Risk..............................           4
   Investor Profile...............................           5
PERFORMANCE SUMMARY............... ...............           6
   Year-by-Year Total Returns.....................           6
   Average Annual Total Returns...................           7
INVESTOR EXPENSES................ ................           8
   Fees and Portfolio Expenses....................           8
   Example........................................           9
THE PORTFOLIO IN DETAIL............. .............          10
   The Management Firm............................          10
   Portfolio Information Key......................          11
   Goal and Strategies............................          12
   Portfolio Investments..........................          12
   Risk Factors...................................          13
   Portfolio Management...........................          13
   Financial Highlights...........................          14
MORE ABOUT RISK................. .................          16
   Introduction...................................          16
   Types of Investment Risk.......................          16
   Certain Investment Practices...................          18
MEET THE MANAGERS................ ................          21
ABOUT YOUR ACCOUNT............... ................          23
   Share Valuation................................          23
   Account Statements.............................          23
   Distributions..................................          23
   Taxes..........................................          24
BUYING SHARES.................. ..................          25
SELLING SHARES................. ..................          27
OTHER POLICIES................. ..................          29
FOR MORE INFORMATION............... ..............  back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES


----------------------------------------------------------------------------------------------------
GOAL                   PRINCIPAL STRATEGIES                                PRINCIPAL RISK FACTORS
----------------------------------------------------------------------------------------------------
Long-term capital      - Invests at least 80% of its net assets, plus any   - Focus risk
appreciation             borrowings for investment purposes, in equity      - Foreign securities
                         securities from at least three foreign countries   - Market risk
                       - Diversifies its investments across countries,
                         including emerging markets
                       - Favors stocks with discounted valuations, using
                         a value-based, bottom-up investment approach
----------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOCUS RISK

   The portfolio generally invests a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its investments than a portfolio that invests in a larger number of securities.

FOREIGN SECURITIES

   Since the portfolio invests in foreign securities, it carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The portfolio may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for capital appreciation

 - want to diversify their portfolios internationally

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - want to limit your exposure to foreign securities

 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

[INTERNATIONAL FOCUS PORTFOLIO BAR GRAPHIC]


Year Ended 12/31:
1993                                                                             52.36
1994                                                                              0.86
1995                                                                              9.91
1996                                                                             11.23
1997                                                                             -2.57
1998                                                                              6.15
1999                                                                             57.69
2000                                                                            -24.34
2001                                                                            -19.91
2002                                                                            -17.66

Best quarter:    33.60% (Q4 99)
Worst Quarter:  -20.71% (Q3 02)
Inception date:   9/1/92

                          AVERAGE ANNUAL TOTAL RETURNS


                                 ONE YEAR    FIVE YEARS   TEN YEARS      LIFE OF     INCEPTION
    PERIOD ENDED 12/31/02:         2002      1997-2002    1992-2002     PORTFOLIO       DATE
 RETURN BEFORE TAXES             -17.66%       -3.54%      4.34%           4.23%       9/1/92
 RETURN AFTER TAXES ON
 DISTRIBUTIONS                   -17.72%       -5.69%      2.43%           2.36%
 RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF
 FUND SHARES                     -10.69%       -2.57%      3.46%           3.37%
 MSCI ALL COUNTRY WORLD FREE
 EXCLUDING US INDEX(2)           -14.67%       -2.66%      4.17%           3.51%(1)

(1) Performance since August 31, 1992.

(2) The Morgan Stanley Capital International All Country World Free Ex-USA Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the global developed and emerging markets, excluding the U.S. It is the exclusive property of Morgan Stanley Capital International Inc.

                            UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smooths out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

- AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                           FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses figures are for the fiscal year ended October 31, 2002.


-----------------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
-----------------------------------------------------------------------------------
Sales charge (load) on purchases                                      NONE
-----------------------------------------------------------------------------------
Deferred sales charge (load)                                          NONE
-----------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                       NONE
-----------------------------------------------------------------------------------
Redemption fees                                                       NONE
-----------------------------------------------------------------------------------
Exchange fees                                                         NONE
-----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
-----------------------------------------------------------------------------------
Management fee                                                        0.80%
-----------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                  NONE
-----------------------------------------------------------------------------------
Other expenses                                                        0.54%
-----------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                            1.34%
-----------------------------------------------------------------------------------

* Actual fees and expenses for the fiscal year ended October 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the portfolio during 2002 but may be discontinued at any time.


                  EXPENSES AFTER WAIVERS
                    AND REIMBURSEMENTS
Management fee                                                 0.41%
Distribution and service (12b-1) fee                            NONE
Other expenses                                                 0.54%
                                                                ----
NET ANNUAL PORTFOLIO OPERATING EXPENSES                        0.95%

                                     EXAMPLE

This example may help you compare the cost of investing in this portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


  -------------------------------------------------------------------
   ONE YEAR        THREE YEARS      FIVE YEARS        TEN YEARS
  -------------------------------------------------------------------
        $136             $425             $734            $1,613
  -------------------------------------------------------------------

                             THE PORTFOLIO IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the portfolio

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission. For the 2002 fiscal year, the portfolio paid CSAM 0.41% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom

 - Sub-investment adviser for the portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

   For easier reading, CSAM's U.K. affiliate will be referred to as "CSAM U.K." throughout this Prospectus.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku

Tokyo 105-6026
Japan

 - Sub-investment adviser for the portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place

Sydney 2001
Australia

 - Sub-investment adviser for the portfolio

 - Responsible for assisting CSAM in the management of the portfolio's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

     PORTFOLIO INFORMATION KEY

   A concise description of the portfolio follows. The description provides the following information:

GOAL AND STRATEGIES

   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of approximately 40 to 60 companies located in or conducting a majority of their business in major foreign markets or companies whose securities trade primarily in major foreign markets.

   Major foreign markets currently consist of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently, or proposed to be, represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE(R)) Index.

   The "top fifteen" (largest company holdings) in the portfolio may account for 40% or more of the portfolio's assets.

   Under normal market conditions, the portfolio will invest at least 80% of net assets plus any borrowings for investment purposes in equity securities of issuers from at least three foreign countries.

   The portfolio is not an index fund and will not seek to match the performance or weightings of the EAFE Index.

   The portfolio intends to diversify its investments across a number of different countries. However, at times the portfolio may invest a significant part of its assets in a single country. The portfolio may invest up to 15% of its assets in emerging markets.

   In choosing equity securities, the portfolio's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

     PORTFOLIO INVESTMENTS

   Equity holdings may consist of:

 - common stocks

 - warrants

 - securities convertible into or exchangeable for common stocks

   The portfolio may invest up to 20% of its net assets in debt securities, including up to 5% of net assets in debt securities rated below investment grade.

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - focus risk

 - foreign securities

 - market risk

   Because the portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be subject to greater volatility than a portfolio that invests in a larger number of securities.

   The value of your investment generally will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks.

These risks are defined in "More About Risk."

   To the extent that it focuses on a single country or region, the portfolio may take on increased volatility or may not perform as well as a more geographically diversified equity fund. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Todd D. Jacobson, Vincent J. McBride and Nancy Nierman manage the portfolio. Anne S. Budlong, Harry M. Jaffe, Greg Norton-Kidd and Todor Petrov assist them. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP, whose report on the portfolio's financial statements is included in the Annual Report.


-----------------------------------------------------------------------------------------------------
PERIOD ENDED:                             10/02       10/01       10/00       10/99         10/98
PER SHARE DATA
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $8.13      $17.61      $18.85      $14.41         $16.51
-----------------------------------------------------------------------------------------------------
Investment operations:

Net investment income                        0.07(1)     0.09        0.22(1)     0.20(1)        0.21
Net gain (loss) on investments and
 foreign currency related items (both
 realized and unrealized)                   (1.01)      (3.18)      (0.46)       4.38          (0.91)
-----------------------------------------------------------------------------------------------------
 Total from investment operations           (0.94)      (3.09)      (0.24)       4.58          (0.70)
-----------------------------------------------------------------------------------------------------
Less Dividends and Distributions:

Dividends from net investment income           --       (0.21)      (0.78)      (0.14)         (0.18)
Distributions from net realized gains          --       (6.18)      (0.22)       0.00          (1.22)
-----------------------------------------------------------------------------------------------------
 Total dividends and distributions             --       (6.39)      (1.00)      (0.14)         (1.40)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period              $7.19       $8.13      $17.61      $18.85         $14.41
-----------------------------------------------------------------------------------------------------
Total return(2)                            (11.56)%    (26.56)%     (1.98)%     32.02%         (4.11)%
-----------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of year
 (000s omitted)                           $44,565     $95,622    $356,004    $551,830     $1,019,242
Ratio of expenses to average net
 assets                                      0.95%       0.95%(3)     0.97%(3)     0.96%(3)        0.95%(3)
Ratio of net investment income to
 average net assets                          0.87%       0.61%       0.74%       1.23%          1.21%
Decrease reflected in above operating
 expense ratios due to waivers/
 reimbursement                               0.39%       0.23%       0.19%       0.17%          0.13%
Portfolio turnover rate                       161%        134%        111%        120%           114%
-----------------------------------------------------------------------------------------------------

(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00%, .02%, .01% and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The net operating expense ratio after these arrangements was .95% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.

                       This page intentionally left blank

                       MORE ABOUT RISK
     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussions of the portfolio contain more detailed information. This section discusses other risks that may affect the portfolio.

   The "Certain Investment Practices" table in this section takes a more detailed look at certain investment practices the portfolio may use. Some of these practices may have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the portfolio.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]    Permitted without limitation; does not indicate actual use

20%    Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET portfolio assets;
       does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL portfolio assets;
       does not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted


-----------------------------------------------------------------------
 INVESTMENT PRACTICE                                             LIMIT
-----------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                        30%
-----------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                                [X]
-----------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage portfolio exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(1)                                                         [X]
-----------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose the portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                                  15%
-----------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                          [X]
-----------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency, information,
liquidity, market, operational, political, valuation risks.       [X]
-----------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                            [ ]
-----------------------------------------------------------------------


-----------------------------------------------------------------------
 INVESTMENT PRACTICE                                             LIMIT
-----------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                       20%
-----------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), and other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.             [ ]
-----------------------------------------------------------------------

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information,
interest-rate, liquidity, market, valuation risks.                   5%
-----------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call), a
particular security, currency or an index of securities at a fixed price within a certain time period. The portfolio may
purchase or sell (write) both put and call options for
hedging or speculative purposes.(1) Correlation, credit,
hedged exposure, liquidity, market, speculative exposure,
valuation risks.                                                    25%
-----------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
Access, currency, information, liquidity, operational,
political, valuation risks.                                        [-]
-----------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income producing
real-estate-related loans or interests. Credit,
interest-rate, market risks.                                       [ ]
-----------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                            10%
-----------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                        33 1/3%
-----------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                                [ ]
-----------------------------------------------------------------------


-----------------------------------------------------------------------
 INVESTMENT PRACTICE                                             LIMIT
-----------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                               [X]
-----------------------------------------------------------------------
SWAPS A contract between the portfolio and another party in
which the parties agree to exchange streams of payments
based on certain benchmarks. For example, the portfolio may
use swaps to gain access to the performance of a benchmark
asset (such as an index or one or more stocks) where the
fund's direct investment is restricted. Credit, currency,
interest-rate, liquidity, market, political, speculative
exposure, valuation risks.                                        [ ]
-----------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the portfolio's principal investment strategies and might prevent a
portfolio from achieving its goal.                                [ ]
-----------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                               10%
-----------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                       20%
-----------------------------------------------------------------------

(1)The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2)The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day management of the portfolio:

VINCENT J. MCBRIDE, Managing Director, has been Co-Portfolio Manager of the portfolio since April 1998. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Prior to joining Warburg Pincus in 1994, Mr. McBride was an international equity analyst at Smith Barney, an international equity analyst at General Electric Investments, a portfolio manager/analyst at United Jersey Bank, and a portfolio manager at First Fidelity Bank. He holds a B.S. in Economics from the University of Delaware and an M.B.A. in Finance from Rutgers University.

NANCY NIERMAN, Director, has been Co-Portfolio Manager of the portfolio since October 2000. She joined Warburg Pincus in 1996 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, she was a vice president at Fiduciary Trust Company International from 1992 to 1996. Ms. Nierman holds a B.B.A. in International Business from Baruch College, City University of New York.

TODD D. JACOBSON, CFA, Director, has been Co-Portfolio Manager of the portfolio since August 2002. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1997, Mr. Jacobson was an analyst with Brown Brothers Harriman from 1993 to 1997. He holds a B.A. in Economics from the State University of New York at Binghamton and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

ANNE S. BUDLONG, Director, has been Associate Portfolio Manager of the portfolio since August 2002. Ms. Budlong joined CSAM in 2000 from Baring Asset Management in London, where, during 1999 she was an Assistant Director and co-managed a European small-capitalization equity retail fund and institutional portfolio. From 1991 to 1999, she worked as an analyst focusing on large- and mid-cap European equities at Clay Finlay in London and New York and, prior to that, as a financial analyst at Oppenheimer & Co. Ms. Budlong holds a B.A. from Williams College with a double major in economics and Asian studies.

HARRY M. JAFFE, Vice President, has been Associate Portfolio Manager of the portfolio since August 2002. Mr. Jaffe joined Warburg Pincus in 1998 and came to CSAM in 1999 when it acquired Warburg Pincus. Previously, he was an associate in portfolio management at Scudder Kemper Investments from 1996 to 1998, an accountant at Continuum Health Partners from 1995 to 1996 and, prior to that, an assistant broker at Shearson Lehman. Mr. Jaffe holds a B.A. in economics from the

American University and studied international economics at Cambridge University's Institute for Economic and Political Studies. He is a member of the Society of Quantitative Analysts.

GREG NORTON-KIDD, Director, has been assistant Portfolio Manager of the portfolio since August 2002. He joined CSAM in 1999 from the Flemings group, where he was a senior Japanese equity salesman in London, Tokyo and New York from 1990 to 1999. Mr. Norton-Kidd holds an M.A. in Natural Sciences from Cambridge University.

TODOR PETROV, Vice President, has been assistant Portfolio Manager of the portfolio since August 2002. He joined CSAM in 1999 after graduating in May of that year with an M.B.A. in finance from the University of Maryland. In 1997, Mr. Petrov received a B.A. in applied economics and business administration from the American University in Bulgaria.

           Job titles indicate position with the investment adviser.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding in the portfolio.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     ACCOUNT STATEMENTS

   In general, you will receive account statements or notices as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every calendar quarter

   You will receive annual and semiannual financial reports.

     DISTRIBUTIONS

   As an investor in the portfolio, you will receive distributions.

   The portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The portfolio typically distributes dividends and capital gains annually, usually in December. The portfolios may make additional distributions at other times if necessary for the portfolios to avoid a federal tax.

   Distributions may be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the portfolio.

     TAXES

   As with any investment, you should consider how your investment in the portfolio will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the portfolio continues to meet the requirements for being a tax-qualified regulated investment company, the portfolio pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Distributions you receive from the portfolio, whether reinvested or taken in cash, are generally considered taxable. Distributions from the portfolio's long-term capital gains are taxed as long-term capital gains regardless of how long you have held portfolio shares. Distributions from other sources (including the portfolio's short-term capital gains) are generally taxed as ordinary income.

   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal-tax category.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Institutional Services Center to receive one by mail or fax.

   You can make your initial investment by wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

     BUYING AND SELLING SHARES

   The Institutional Fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means the fund or your financial-services firm, as the case may be, has received a completed purchase application and payment for shares (as described in this Prospectus).

Minimum Initial Investment                                            $3,000,000

Minimum Subsequent Investment                                            $50,000

   The minimum initial investment for any group of related persons is an aggregate of $4,000,000. Certain retirement plans for which recordkeeping is performed on an omnibus basis for multiple participants are not subject to investment minimums.

INVEST BY PURCHASES IN KIND

   With CSAM's permission, investors may acquire shares in exchange for portfolio securities. The portfolio securities must meet the following requirements:

 - Match the investment objectives and policies of the portfolio to be purchased

 - Be considered by the portfolio's adviser to be an appropriate portfolio investment

 - Be easily valued, liquid and not subject to restrictions on transfer

   You may have to pay administrative or custody costs if you make purchases in kind and the execution of your purchase order may be delayed.

FINANCIAL-SERVICES FIRMS

   You may be able to buy and sell portfolio shares through financial-services firms such as banks, brokers and financial advisors. The portfolio may authorize these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the portfolio and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the portfolio. Please read the firm's program materials for any special provisions or additional service features that may apply to your investment. Certain features of the portfolio, such as the minimum initial investment amounts, may be modified.

     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table.


----------------------------------------------------------------------------------------
OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
BY EXCHANGE
----------------------------------------------------------------------------------------
- Call our Institutional Services Center       - Call our Institutional Services Center
  to request an exchange from another            to request an exchange from another
  Credit Suisse Fund or portfolio. Be            Credit Suisse Fund or portfolio.
  sure to read the current Prospectus for
  the new fund or portfolio.                   - If you do not have telephone
                                                 privileges, mail or fax a letter of
- If you do not have telephone                   instruction.
  privileges, mail or fax a letter of
  instruction.

----------------------------------------------------------------------------------------
BY WIRE

----------------------------------------------------------------------------------------
- Complete and sign the New Account            - Call our Institutional Services Center
  Application.                                   by 4 p.m. Eastern Time to inform us of
                                                 the incoming wire. Please be sure to
- Call our Institutional Services Center         specify the account registration,
  and fax the signed New Account                 account number and the fund and
  Application by 4 p.m. Eastern Time.            portfolio name on your wire advice.
- Institutional Services will telephone        - Wire the money for receipt that day.
  you with your account number. Please be
  sure to specify the account
  registration, account number and the
  fund and portfolio name on your wire
  advice.
- Wire your initial investment for receipt that day.

----------------------------------------------------------------------------------------

                          INSTITUTIONAL SERVICES CENTER

                                  800-222-8977

                       MONDAY - FRIDAY, 8 A.M. - 6 P.M. ET

                                 SELLING SHARES


----------------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES             CAN BE USED FOR
BY MAIL

----------------------------------------------------------------------------------------
Write us a letter of instruction that          - Sales of any amount.
includes:

- your name(s) and signature(s)
- the fund and portfolio name and account number

- the dollar amount you want to sell - how to send the proceeds Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing").

Mail the materials to Credit Suisse Institutional Fund, Inc. If only a letter of instruction is required, you can fax it to the Institutional Services Center
(unless a signature guarantee is required).

----------------------------------------------------------------------------------------
BY EXCHANGE
----------------------------------------------------------------------------------------
- Call our Institutional Services Center       - Accounts with telephone privileges.
  to request an exchange into another          If you do not have telephone privileges,
Credit Suisse Fund or portfolio. Be sure       mail or fax a letter of instruction to
to read the current Prospectus for the         exchange shares.
new fund or portfolio.
----------------------------------------------------------------------------------------
BY PHONE

----------------------------------------------------------------------------------------

Call our Institutional Services Center to      - Accounts with telephone privileges.
request a redemption. You can receive the
proceeds as:
- a check mailed to the address of record - a wire to your bank See "By Wire"
for details.

----------------------------------------------------------------------------------------
BY WIRE

----------------------------------------------------------------------------------------
- Complete the "Wire Instructions" or          - Requests by phone or mail.
  "ACH on Demand" section of your New
Account Application.
- For federal-funds wires, proceeds will
  be wired on the next business day.
----------------------------------------------------------------------------------------

                                 HOW TO REACH US

  INSTITUTIONAL SERVICES CENTER

  Toll free: 800-222-8977
  Fax: 646-354-5026

  MAIL:

  Credit Suisse Institutional Fund, Inc.
  P.O. Box 55030
  Boston, MA 02205-5030

  OVERNIGHT/COURIER SERVICE:
  Boston Financial Data Services, Inc.
  Attn: Credit Suisse Institutional Fund, Inc.
  66 Brooks Drive

  Braintree, MA 02184

                                WIRE INSTRUCTIONS

  State Street Bank and Trust Company

  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  Credit Suisse Institutional Fund, Inc.
  [Institutional Fund Portfolio Name]

  DDA# 9904-649-2

  F/F/C: [Account Number and Registration]

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemption in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED
     SHARES

   For portfolio shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the portfolio will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase.

At any time during this period, you may exchange into another portfolio.

                          INSTITUTIONAL SERVICES CENTER

                                  800-222-8977

                       MONDAY - FRIDAY, 8 A.M. - 6 P.M. ET

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the Portfolio if your investment check or Automated Clearing House transfer does not clear.

   If you wire money without first calling our Institutional Services Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.

     ACCOUNT CHANGES

   Call our Institutional Services Center to update your account records whenever you change your address. Institutional Services Center can also help you change your account information or privileges.

     SPECIAL SITUATIONS

   The Institutional Fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next-determined NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - change the minimum account balance necessary to keep accounts open after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"- payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - modify or waive its minimum investment requirements for employees and clients of CSAM and CSAM's affiliates

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          INSTITUTIONAL SERVICES CENTER

                                  800-222-8977

                       MONDAY - FRIDAY, 8 A.M. - 6 P.M. ET

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                                       31

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                                       32

                              FOR MORE INFORMATION

   More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio's managers discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Institutional Fund, Inc. to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Institutional Fund, Inc.
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Institutional Fund, Inc.
   66 Brooks Drive

   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBER:

Credit Suisse Institutional Fund, Inc.                                  811-6670

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 55030, BOSTON, MA 02205-5030 800-222-8977 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSINI-1-0203

                                     PART B
                           INFORMATION REQUIRED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

                   SUBJECT TO COMPLETION, DATED MAY 23, 2003
                       STATEMENT OF ADDITIONAL INFORMATION

                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3140
                                 (800) 927-2874

  RELATING TO THE ACQUISITION BY THE CREDIT SUISSE INSTITUTIONAL FUND, INC. -
              INTERNATIONAL FOCUS PORTFOLIO (THE "ACQUIRING FUND")

 OF THE ASSETS OF THE CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC. (THE
                               "ACQUIRED FUND").

                              Dated: June 30, 2003

         This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

         1. Statement of Additional Information for the Acquiring Fund, dated February 28, 2003, as supplemented as of the date hereof.

         2. Statement of Additional Information for the Acquired Fund, dated January 31, 2003, as supplemented as of the date hereof.

         3. Annual Report of the Acquiring Fund for the year ended October 31, 2002.

         4.       Annual Report of the Acquired Fund for the year ended August
                  31, 2002.

         5. Semi-Annual Report of the Acquired Fund for the semi-annual period ended February 28, 2003.

         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated June 30, 2003, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

         The Annual Report of the Acquired Fund for the year ended August 31, 2002 and the Acquiring Fund for the year ended October 31, 2002, in each case including audited financial statements, notes to the financial statements and report of the independent accountants, are incorporated by reference herein. To obtain a copy of the Annual Reports (and any more recent semi-annual report) without charge, please call (800) 927-2874.

                         PRO FORMA FINANCIAL STATEMENTS

         The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of October 31, 2002 and the unaudited pro forma condensed Statement of Operations for the fiscal year ended October 31, 2002 for each of the Acquiring Fund and the Acquired Fund, as adjusted, giving effect to the Acquisition.

CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND INTO CREDIT SUISSE
INSTITUTIONAL FUND, INC. - INTERNATIONAL FOCUS PORTFOLIO
PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002 (UNAUDITED)

                                ACQUIRED FUND                ACQUIRING FUND

                                                          CS INSTITUTIONAL FUND-
                               CS INSTITUTIONAL            INTERNATIONAL FOCUS
                              INTERNATIONAL FUND                PORTFOLIO               ADJUSTMENTS               PRO FORMA
                          ---------------------------     -----------------------       -----------       --------------------------
                              COST           VALUE           COST         VALUE                               COST         VALUE
ASSETS
   Investments at
   value .............    121,740,347    $117,981,235     46,166,772  $43,787,105                         167,907,119   $161,768,340
   Cash...............              -             228              -          606                                   -            834
   Foreign currency at
   value..............         22,413          22,353        719,904      720,939                             742,317        743,292
   Receivable for
   investment sold ...              -         888,046              -      140,084                                   -      1,028,130
   Receivable for Fund
   shares sold........              -           3,775                         335                                              4,110
   Dividends and
   interest receivable              -         517,238              -      207,994                                   -        725,232
   Prepaid expenses...              -          18,902              -       12,948       (18,902) (a)                -         12,948
   Due from Advisor...              -               -              -            -        18,902  (a)                -         18,902
                                          -----------                 -----------                                       ------------
      Total Assets....                    119,431,777                  44,870,011                                        164,301,788
                                          -----------                 -----------                                       ------------

LIABILITIES
   Payable for
   investments
   purchased .........                        601,188                     231,103                                            832,291
   Advisory fee payable                        78,105                      22,811                                            100,916
   Administration fee
   payable............                            472                       9,025                                              9,497
   Distribution fee
   payable............                            370                           -                                                370
   Payable for Fund
   shares redeemed....                         40,595                           -                                             40,595
   Accrued expenses
   payable............                        106,165                      42,253                                            148,418
                                          -----------                 -----------                                       ------------
      Total Liabilities                       826,895                     305,192                                          1,132,087
                                          -----------                 -----------                                       ------------

NET ASSETS............                    118,604,882                  44,564,819              -                         163,169,701
                                          ===========                 ===========                                       ============

   Net Assets.........                    118,604,882                  44,564,819              -                         163,169,701
   Shares outstanding.                     14,755,678                   6,195,916      1,742,384 (b)                      22,693,978
   Net assets value,
   offering price and
   redemption price
   per share..........                           8.04                        7.19                                               7.19



ACQUIRED FUND                                        ACQUIRING FUND
PRO FORMA SCHEDULE OF INVESTMENTS**                  PRO FORMA SCHEDULE OF INVESTMENTS**
AS OF OCTOBER 31, 2002 (UNAUDITED)                   AS OF OCTOBER 31, 2002 (UNAUDITED)
------------------------------------------------------------------------------------------------------------
                                          MARKET                                                   MARKET
SECURITY NAME                    SHARES    VALUE     SECURITY NAME                       SHARES    VALUE
--------------                  --------  -------    --------------                     --------  -------
COMMON STOCKS (91.7%)                                COMMON STOCKS (91.7%)
Allied Irish Banks PLC            98,725 $1,388,318  Allied Irish Banks PLC                87,000 $1,223,436
Amersham PLC                      78,716    710,582
Asahi Breweries, Ltd.*           241,000  1,585,603  Asahi Breweries, Ltd.*                96,000    631,609
ASML Holding NV*                 221,448  1,940,835  ASML Holding NV*                      79,010    692,467
Assicurazioni Generali SpA        70,716  1,260,561
AstraZeneca PLC                   58,058  2,166,336  AstraZeneca PLC                       22,060    823,132
Australia & New Zealand Banking
Group, Ltd.                       62,899    657,363
Axa                              233,942  3,491,364  Axa                                  102,190  1,525,089
Bank of Ireland                  122,388  1,357,471  Bank of Ireland                       48,299    535,710
BG Group PLC                     286,219  1,141,863  BG Group PLC                         271,800  1,084,339
BNP Paribas SA                    69,465  2,769,577  BNP Paribas SA                        23,650    942,928
BP PLC                           242,282  1,554,105
Brambles Industries PLC          263,665    866,258
BT Group PLC                     349,679    992,937
BYD Company Limited              292,500    598,194
Cadbury Schweppes PLC*           255,220  1,661,053  Cadbury Schweppes PLC*               196,080  1,276,151
Canon, Inc.                       78,000  2,877,897  Canon, Inc.                           19,000    701,026
China Mobile, Ltd.*              248,300    611,270
                                                     China Steel Corp.                     46,000     24,751
                                                     Compagnie Generale des
                                                     Etablissements Michelin Class B       22,800    662,925
Companhia Vale do Rio Doce ADR *  34,668    913,502  Companhia Vale do Rio Doce ADR*       13,180    347,293
Companhia Vale do Rio Doce *      22,700    578,850  Companhia Vale do Rio Doce*           13,600    346,800
Cosco Pacific Ltd                908,000    727,648
Credit Agricole SA                68,748  1,124,719
                                                     DaimlerChrysler AG                    18,600    640,090
DBS Group Holdings, Ltd.         134,018    941,183
Diageo PLC*                      130,082  1,466,313  Diageo PLC *                          76,079    857,579
DnB Holding ASA                  292,887  1,350,920  DnB Holding ASA                      259,400  1,196,464
E.ON AG                           30,226  1,355,978  E.ON AG                               13,500    605,628
ENI SpA                          157,227  2,182,975
Foster's Group, Ltd.           1,269,198  3,346,064
Grupo Televisa SA ADR*            15,900    446,790  Grupo Televisa SA ADR*                24,300    682,830
Hang Seng Bank, Ltd.                  12        129
HBOS PLC                         122,397  1,354,792
Honda Motor Company, Ltd.         60,800  2,178,765  Honda Motor Company, Ltd.             17,600    630,695
Hongkong Electric Holdings, Ltd. 344,000  1,398,212  Hongkong Electric Holdings, Ltd.     318,700  1,295,378
HSBC Holdings PLC                 79,607    886,761
                                                     IHC Caland NV                         14,694    651,916
ING Groep NV*                     78,423  1,311,737
                                                     ISS A/S*                              17,000    548,209
Ito-Yokado Co., Ltd.              51,000  1,590,288
Koninklijke (Royal) KPN NV*      168,011  1,064,857  Koninklijke (Royal) KPN NV*          124,400    788,450
Kookmin Bank ADR                  32,423  1,048,884
Mitsui Fudosan Company, Ltd.     213,000  1,632,629  Mitsui Fudosan Company, Ltd.          86,000    659,184
National Australia Bank, Ltd.    108,317  2,066,272  National Australia Bank, Ltd.         35,057    668,753
Nestle SA                         15,412  3,304,384  Nestle SA                              3,310    709,675
Nintendo Company, Ltd.            15,300  1,473,723  Nintendo Company, Ltd.                 6,300    606,827
Nippon Yusen Kabushiki Kaisha    318,000    942,271
Nissan Motor Co., Ltd.           274,100  2,105,430
Nokia Oyj*                        94,585  1,606,423
Nomura Holdings, Inc.            100,000  1,150,963
Novartis AG                       86,061  3,282,256  Novartis AG                           31,130  1,187,258
NSK, Ltd.*                       275,000    662,212  NSK, Ltd.*                           217,800    524,472
NTT DoCoMo, Inc.*                    904  1,667,705

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS**
AS OF OCTOBER 31, 2002 (UNAUDITED)
-----------------------------------------------------------
                                                  MARKET
SECURITY NAME                          SHARES      VALUE
--------------                        --------    -------
COMMON STOCKS (91.7%)
Allied Irish Banks PLC                 185,725  $ 2,611,754
Amersham PLC                            78,716      710,582
Asahi Breweries, Ltd.*                 337,000    2,217,212
ASML Holding NV*                       300,458    2,633,302
Assicurazioni Generali SpA              70,716    1,260,561
AstraZeneca PLC                         80,118    2,989,468
Australia & New Zealand Banking
Group, Ltd.                             62,899      657,363
Axa                                    336,132    5,016,453
Bank of Ireland                        170,687    1,893,181
BG Group PLC                           558,019    2,226,202
BNP Paribas SA                          93,115    3,712,505
BP PLC                                 242,282    1,554,105
Brambles Industries PLC                263,665      866,258
BT Group PLC                           349,679      992,937
BYD Company Limited                    292,500      598,194
Cadbury Schweppes PLC*                 451,300    2,937,204
Canon, Inc.                             97,000    3,578,923
China Mobile, Ltd.*                    248,300      611,270
China Steel Corp.                       46,000       24,751
Compagnie Generale des
Etablissements Michelin Class B         22,800      662,925
Companhia Vale do Rio Doce ADR *        47,848    1,260,795
Companhia Vale do Rio Doce *            36,300      925,650
Cosco Pacific Ltd                      908,000      727,648
Credit Agricole SA                      68,748    1,124,719
DaimlerChrysler AG                      18,600      640,090
DBS Group Holdings, Ltd.               134,018      941,183
Diageo PLC*                            206,161    2,323,892
DnB Holding ASA                        552,287    2,547,384
E.ON AG                                 43,726    1,961,606
ENI SpA                                157,227    2,182,975
Foster's Group, Ltd.                 1,269,198    3,346,064
Grupo Televisa SA ADR*                  40,200    1,129,620
Hang Seng Bank, Ltd.                        12          129
HBOS PLC                               122,397    1,354,792
Honda Motor Company, Ltd.               78,400    2,809,460
Hongkong Electric Holdings, Ltd.       662,700    2,693,590
HSBC Holdings PLC                       79,607      886,761
IHC Caland NV                           14,694      651,916
ING Groep NV*                           78,423    1,311,737
ISS A/S*                                17,000      548,209
Ito-Yokado Co., Ltd.                    51,000    1,590,288
Koninklijke (Royal) KPN NV*            292,411    1,853,307
Kookmin Bank ADR                        32,423    1,048,884
Mitsui Fudosan Company, Ltd.           299,000    2,291,813
National Australia Bank, Ltd.          143,374    2,735,025
Nestle SA                               18,722    4,014,059
Nintendo Company, Ltd.                  21,600    2,080,550
Nippon Yusen Kabushiki Kaisha          318,000      942,271
Nissan Motor Co., Ltd.                 274,100    2,105,430
Nokia Oyj*                              94,585    1,606,423
Nomura Holdings, Inc.                  100,000    1,150,963
Novartis AG                            117,191    4,469,514
NSK, Ltd.*                             492,800    1,186,684
NTT DoCoMo, Inc.*                          904    1,667,705


                                       4

                                                     OTP Bank                             117,000  1,036,119
PSA Peugeot Citroen               36,561  1,551,105
Rio Tinto, Ltd.                  162,599  2,883,367  Rio Tinto PLC                         35,970    649,977
Riunione Adriatica di Sicurta                        Riunione Adriatica di Sicurta SpA
SpA (RAS)                         95,600  1,191,001  (RAS)                                 77,940    970,990
Royal Bank of Scotland Group
PLC                               70,746  1,664,659  Royal Bank of Scotland Group PLC      33,830    796,023
                                                     Royal Dutch Petroleum Co.             27,260  1,179,185
Sage Group PLC                   366,045    836,109  Sage Group PLC                       381,900    872,324
Samsung Electronics Company,
Ltd. GDR, Rule 144A*++            12,608  1,799,792
                                                     Samsung Electronics Company, Ltd.      3,040    860,758
Scottish & Newcastle PLC          60,061    465,129
Scottish Power PLC               362,996  1,993,354  Scottish Power PLC                   135,700    745,182
Shell Transport & Trading Co.
PLC                              309,496  1,988,878
                                                     Shinhan Financial Group Company,
                                                     Ltd.                                  39,200    413,407
Shiseido Company, Ltd.           101,000  1,122,899  Shiseido Company, Ltd.                63,000    700,422
SKF AB Series B                   39,300    984,420  SKF AB Series B                       29,400    736,436
SMC Corp.                         14,400  1,140,188
Smiths Group PLC                 102,967  1,181,609  Smiths Group PLC                      85,000    975,426
Sony Corp.                        38,500  1,656,203
                                                     Stora Enso Oyj                        33,263    345,879
Suez SA                           55,386    973,581
Sumitomo Corp.                   251,000  1,087,954
Taiwan Semiconductor
Manufacturing Company, Ltd. ADR   48,400    378,488
Takeda Chemical Industries,
Ltd.*                             66,600  2,767,160  Takeda Chemical Industries, Ltd. *    24,300  1,009,640
TDC A/S                           54,489  1,176,266  TDC A/S                               43,758    944,613
Telecom Corporation Of New
Zealand, Ltd.                    221,600    545,193
Telefonos de Mexico SA de CV
ADR                               21,700    661,850
                                                     Television Broadcasts, Ltd.          231,100    792,646
Total Fina Elf SA                 16,738  2,305,708  Total Fina Elf SA                      6,820    939,475
TPG NV                            68,105  1,103,408
UBS AG*                           41,705  1,987,513
United Overseas Bank, Ltd.       189,896  1,441,151  United Overseas Bank, Ltd.           126,317    958,640
Vinci SA                          20,267  1,131,989  Vinci SA                              17,350    969,064
Vodafone Group PLC             1,226,756  1,972,039  Vodafone Group PLC                   574,206    923,050
                                                     Yamada Denki Company, Ltd.  W/I*      27,200    659,428
                                                     Yamada Denki Company, Ltd.*           11,900    293,357

                                                     WARRANTS (0.0%)
                                                     Wysdom, Inc.*                        358,500          0


SHORT-TERM INVESTMENT (6.1%)                         SHORT-TERM INVESTMENT (6.6%)
State Street Bank & Trust Co.                        State Street Bank & Trust Co. Time
Time Deposit, 1.750%, 11/01/02    $7,195  7,195,000  Deposit, 1.750%, 11/01/02             $2,944  2,944,000
                                          ---------                                                ---------



TOTAL INVESTMENTS AT VALUE             $117,981,235  TOTAL INVESTMENTS AT VALUE                  $43,787,105
(Cost $121,740,347)                     ===========  (Cost $46,166,772)                           ==========


OTP Bank                               117,000    1,036,119
PSA Peugeot Citroen                     36,561    1,551,105
Rio Tinto, Ltd.                        198,569    3,533,344
Riunione Adriatica di Sicurta SpA
(RAS)                                  173,540    2,161,991

Royal Bank of Scotland Group PLC       104,576    2,460,682
Royal Dutch Petroleum Co.               27,260    1,179,185
Sage Group PLC                         747,945    1,708,433
Samsung Electronics Company, Ltd.
GDR, Rule 144A*++                       12,608    1,799,792
Samsung Electronics Company, Ltd.        3,040      860,758
Scottish & Newcastle PLC                60,061      465,129
Scottish Power PLC                     498,696    2,738,536

Shell Transport & Trading Co. PLC      309,496    1,988,878
Shinhan Financial Group Company,
Ltd.                                    39,200      413,407
Shiseido Company, Ltd.                 164,000    1,823,321
SKF AB Series B                         68,700    1,720,856
SMC Corp.                               14,400    1,140,188
Smiths Group PLC                       187,967    2,157,035
Sony Corp.                              38,500    1,656,203
Stora Enso Oyj                          33,263      345,879
Suez SA                                 55,386      973,581
Sumitomo Corp.                         251,000    1,087,954
Taiwan Semiconductor Manufacturing
Company, Ltd. ADR                       48,400      378,488

Takeda Chemical Industries, Ltd.*       90,900    3,776,800
TDC A/S                                 98,247    2,120,879
Telecom Corporation Of New Zealand,
Ltd.                                   221,600      545,193

Telefonos de Mexico SA de CV ADR        21,700      661,850
Television Broadcasts, Ltd.            231,100      792,646
Total Fina Elf SA                       23,558    3,245,183
TPG NV                                  68,105    1,103,408
UBS AG*                                 41,705    1,987,513
United Overseas Bank, Ltd.             316,213    2,399,791
Vinci SA                                37,617    2,101,053
Vodafone Group PLC                   1,800,962    2,895,089
Yamada Denki Company, Ltd.  W/I*        27,200      659,428
Yamada Denki Company, Ltd.*             11,900      293,357

WARRANTS (0.0%)
Wysdom, Inc.*                          358,500            0

                                         PAR
SHORT-TERM INVESTMENT (6.1%)            VALUE
State Street Bank & Trust Co. Time     -------
Deposit, 1.750%, 11/01/02              $10,139   10,139,000
                                                -----------



TOTAL INVESTMENTS AT VALUE                     $161,768,340
(Cost $167,907,119)                             ===========

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities amounted to a value of $1,799,792 or 1.5% of net assets.

*  Non income producing security

** No holdings of the Acquiring Fund or the Acquired Fund are expected to require liquidation as a result of the Acquisition solely due to prospectus limitations.

CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND INTO CREDIT SUISSE
INTERNATIONAL FOCUS PORTFOLIO
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE 12 MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)

                                                         ACQUIRED FUND   ACQUIRING FUND   ADJUSTMENTS         PRO-FORMA
                                                         ---------------------------------------------------------------
INVESTMENT INCOME
   Dividends...........................................  $  3,818,488     $  1,216,673             -        $  5,035,161
   Interest............................................        87,131           79,539             -             166,670
   Securities Lending..................................       232,280              -               -             232,280
   Foreign tax withheld................................      (556,623)        (129,810)            -            (686,433)
                                                         ------------     ------------     ----------       ------------
     Total Investment Income...........................     3,581,276        1,166,402             -           4,747,678
                                                         ------------     ------------     ----------       ------------

EXPENSES
   Investment advisory services........................     1,587,727          513,725           (233) (c)     2,101,219
   Distribution fees - Class A.........................             2              -               (2) (d)           -
   Distribution fees - Class B.........................            97              -              (97) (e)           -
   Distribution fees - Class C.........................           171              -             (171) (f)           -
   Transfer agent......................................        15,749           10,319        (11,094) (g)        14,974
   Custodian...........................................        98,916           50,105        (75,908) (h)        73,113
   Administrative and accounting fees..................       148,465          120,154        154,251  (i)       422,870
   Registration fees...................................         6,379           23,809         (6,379) (j)        23,809
   Interest ...........................................         1,512           17,690         (1,512) (j)        17,690
   Legal...............................................           390           37,364           (390) (j)        37,364
   Directors' fees.....................................        23,546            4,255        (23,546) (j)         4,255
   Audit...............................................        35,012           20,707        (35,012) (j)        20,707
   Printing............................................        90,758           47,762        (90,758) (j)        47,762
   Insurance expense...................................        59,321           12,261        (59,321) (j)        12,261
   Miscellaneous.......................................        12,782            3,806        (12,782) (j)         3,806
                                                            2,080,827          861,957       (162,953)         2,779,831

   Less: Expenses waived and reimbursed by CSAM........           -           (251,908)       (32,725) (k)      (284,633)
   Less: Expenses offset by Transfer Agent.............           (47)             -               47  (l)           -
                                                         ------------     ------------     ----------       ----------

   Net Expenses........................................     2,080,780          610,049       (195,631)         2,495,198
                                                         ------------     ------------     ----------       ------------

Net Investment Income..................................     1,500,496          556,353        195,631          2,252,480
                                                         ------------     ------------     ----------       ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM
INVESTMENTS:
   Net realized gain/(loss) from investments...........     2,752,661      (17,964,394)             -        (15,211,733)

   Net realized gain from foreign currency transactions       641,645           41,353              -            682,998

   Net change in unrealized
     appreciation/(depreciation) from investments......    20,145,535       12,012,517              -         32,158,052

   Net change in unrealized
     appreciation/(depreciation) from
     foreign currency translations.....................      (144,834)          67,681              -            (77,153)
                                                         ------------     ------------     ----------       ------------

Net realized and unrealized gain/(loss) from investments   23,395,007       (5,842,843)             -         17,552,164
                                                         ------------     ------------     ----------       ------------

Net increase (decrease) in net assets resulting from
operations.............................................  $ 24,895,503     $ (5,286,490)    $  195,631       $ 19,804,644
                                                         ============     ============     ==========       ============


                  See notes to pro forma financial statements.


CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.
CREDIT SUISSE INSTITUTIONAL FUND, INC. - INTERNATIONAL FOCUS PORTFOLIO NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2002 (UNAUDITED)


1.       BASIS OF COMBINATION

         The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Credit Suisse Institutional International Fund ("Acquired Fund") into the Credit Suisse Institutional Fund, Inc. - International Focus Portfolio ("Acquiring Fund"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund and the subsequent liquidation of the Acquired Fund. The accounting survivor in the proposed merger will be the Acquiring Fund. This is because although the Acquired Fund has the same investment objective as the Acquiring Fund, the surviving fund will invest in a style that is similar to the way in which the Acquiring Fund is currently operated (including hedging and investment in debt securities).

         The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

         The Acquired Fund and the Acquiring Fund are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

         The Pro Forma adjustments below reflect the impact of the merger between the Acquired Fund and the Acquiring Fund.

(a)      Elimination of Prepaid expenses from the Acquired Fund.
(b) Redemption of Acquired Fund's shares from Acquired Fund and purchase of shares in Acquiring Fund.
(c) To decrease Investment Advisory Services Fee to reflect combined assets 22nd rounding effect.
(d)      To eliminate12B-1 fees in Class A shares.
(e)      To eliminate12B-1 fees in Class B shares.
(f)      To eliminate 12B-1 fees for Class C shares.
(g) Adjustment based on the contractual agreement with the transfer agent for the combined fund.
(h) Adjustment based on the contractual agreements with the custodian for the combined fund.
(i) Adjustment to increase co-administration fee based upon combined assets.
(j) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.
(k)      Adjustment to increase CSAM waiver.
(l)      Assumes elimination of transfer agent credits.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.
CREDIT SUISSE INSTITUTIONAL FUND, INC. - INTERNATIONAL FOCUS PORTFOLIO NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2002 (UNAUDITED)

         Following is a summary of significant accounting policies, which are consistently followed by the Acquiring Fund and the Acquired Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

         SECURITY VALUATION - The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Each Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximate market value, unless the Board determines that using this method would not reflect an investment's fair value.

         SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

         FOREIGN CURRENCY TRANSACTIONS - The books and records of each Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. Each Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Each Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

         FEDERAL INCOME TAXES - The Acquired Fund and the Acquiring Fund intend to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code

CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.
CREDIT SUISSE INSTITUTIONAL FUND, INC. - INTERNATIONAL FOCUS PORTFOLIO NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2002 (UNAUDITED)


of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

         DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and net realized capital gains, if any, are declared and paid at least annually.

                           THE STATEMENT OF ADDITIONAL
         INFORMATION OF THE ACQUIRING FUND DATED FEBRUARY 28, 2003; AND
                     THE ANNUAL REPORT OF THE ACQUIRING FUND
                             DATED OCTOBER 31, 2002.

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2003

                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

                            LARGE CAP VALUE PORTFOLIO
                           SMALL CAP GROWTH PORTFOLIO
                          INTERNATIONAL FOCUS PORTFOLIO

This Statement of Additional Information provides information about Credit Suisse Institutional Fund, Inc. (the "Fund"), relating to the Large Cap Value and Small Cap Growth Portfolios (each a "U.S. Portfolio" and collectively the "U.S. Portfolios") and relating to the International Focus Portfolio (the "International Focus Portfolio," and, together with the U.S. Portfolios, the "Portfolios") that supplements information contained in the Prospectus for the U.S. Portfolios and the Prospectus for the International Focus Portfolio (collectively, the "Prospectuses"), each dated February 28, 2003.

The Fund's audited Annual Report, dated October 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a Prospectus and no investment in shares of the Portfolios should be made solely upon the information contained herein. Copies of the Fund's Prospectuses, Annual Report and information regarding each Portfolio's current performance may be obtained by writing or telephoning:

                        Credit Suisse Institutional Fund
                                 P.O. Box 55030
                              Boston, MA 02205-5030
                                 1-800-222-8977

                                    CONTENTS

                                                                                                              Page
                                                                                                              ----
INVESTMENT OBJECTIVES AND POLICIES......................................................................        1

      General Investment Strategies.....................................................................        1
      Options, Futures and Currency Exchange Transactions...............................................        1
           Securities Options...........................................................................        1
           Securities Index Options.....................................................................        4
           OTC Options..................................................................................        5
           Currency Exchange Transactions...............................................................        5
                Forward Currency Contracts..............................................................        5
                Currency Options........................................................................        6
                Currency Hedging........................................................................        6
           Futures Activities...........................................................................        7
                Futures Contracts.......................................................................        7
                Options on Futures Contracts............................................................        8
           Hedging Generally............................................................................        9
                Swaps (International Focus Portfolio)...................................................       10
           Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps......       10
           Foreign Investments..........................................................................       11
                Foreign Currency Exchange...............................................................       11
                Information.............................................................................       12
                Political Instability...................................................................       12
                Foreign Markets.........................................................................       12
                Increased Expenses......................................................................       12
                Privatizations..........................................................................       12
                Foreign Debt Securities.................................................................       12
                Brady Bonds.............................................................................       13
                Depository Receipts.....................................................................       13
                Emerging Markets........................................................................       14
      U.S. Government Securities........................................................................       14
      Money Market Obligations..........................................................................       15
           Repurchase Agreements........................................................................       15
           Money Market Mutual Funds....................................................................       15
      Debt Securities...................................................................................       15
           Below Investment Grade Securities............................................................       16
           Structured Securities........................................................................       17
           Mortgage-Backed Securities...................................................................       18
           Asset-Backed Securities......................................................................       19
           Structured Notes, Bonds or Debentures........................................................       19
           Loan Participations and Assignments..........................................................       19
      Temporary Defensive Strategies....................................................................       20
      Securities of Other Investment Companies..........................................................       20
      Lending of Portfolio Securities...................................................................       20
      When-Issued Securities and Delayed-Delivery Transactions..........................................       21
           Short Sales Against the Box..................................................................       22

      Convertible Securities............................................................................       23
      Warrants..........................................................................................       23
      Non-Publicly Traded and Illiquid Securities.......................................................       23
           Rule 144A Securities.........................................................................       24
      Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers..........................       25
      "Special Situation Companies".....................................................................       25
      Borrowing.........................................................................................       25
      Reverse Repurchase Agreements and Dollar Rolls....................................................       25
      REITs   26
      Non-Diversified Status (Small Cap Growth Portfolio)...............................................       26

INVESTMENT RESTRICTIONS.................................................................................       27

      All Portfolios....................................................................................       27
      Large Cap Value and Small Cap Growth Portfolios...................................................       27
      International Focus Portfolio.....................................................................       28

PORTFOLIO VALUATION.....................................................................................       30


PORTFOLIO TRANSACTIONS..................................................................................       31


PORTFOLIO TURNOVER......................................................................................       34


MANAGEMENT OF THE FUND..................................................................................       34

      Officers and Board of Directors...................................................................       34
      Information Concerning Committees and Meetings of Directors.......................................       41
      Directors' Compensation...........................................................................       42
      Investment Advisory Agreements....................................................................       42
      Board Approval of Advisory Agreements.............................................................       44
      Administration Agreements.........................................................................       45
      Code of Ethics....................................................................................       46
      Custodian and Transfer Agent......................................................................       46
      Distribution and Shareholder Servicing............................................................       47
      Organization of the Fund..........................................................................       47

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................................................       48


EXCHANGE PRIVILEGE......................................................................................       48


ADDITIONAL INFORMATION CONCERNING TAXES.................................................................       49

      The Portfolios and Their Investments..............................................................       49
      Passive Foreign Investment Companies..............................................................       51
      Dividends and Distributions.......................................................................       52
      Sales of Shares...................................................................................       53
      Foreign Taxes.....................................................................................       53
      Backup Withholding................................................................................       53
      Notices...........................................................................................       54
      Other Taxation....................................................................................       54

DETERMINATION OF PERFORMANCE............................................................................       54

           Average Annual Total Returns.................................................................       54
           After-Tax Return.............................................................................       56

INDEPENDENT ACCOUNTANTS AND COUNSEL.....................................................................       60


MISCELLANEOUS...........................................................................................       60


FINANCIAL STATEMENTS....................................................................................       62


Appendix -- Description of Ratings  A-1

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the descriptions of each Portfolio's investment objective and policies in the Prospectuses. There are no assurances that the Portfolios will achieve their investment objectives.

                  The investment objective of the Large Cap Value Portfolio is total return. The Large Cap Value Portfolio will invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations, which are defined as companies with market capitalizations equal to or greater than the smallest company in the Russell 1000 Index. The investment objective of the Small Cap Growth Portfolio is capital growth. The Small Cap Growth Portfolio will invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes in equity securities of small U.S. companies. The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalization of companies in the Russell 2000 Index. The investment objective of the International Focus Portfolio is long-term capital appreciation. The International Focus Portfolio will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers from at least three foreign countries. The 80% investment policies will not be applicable during periods when a Portfolio pursues a temporary defensive strategy, as discussed below. The Portfolios' 80% investment policies are non-fundamental and may be changed by the Board of Directors of the Fund to become effective upon 60 days' notice to shareholders of the applicable Portfolio prior to any such change.

General Investment Strategies

                  Unless otherwise indicated, all of the Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

                  The Portfolios do not represent that these techniques are available now or will be available at any time in the future.

Options, Futures and Currency Exchange Transactions

                  Each Portfolio may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. Each Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. Up to 20% of the Portfolio's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.


                  Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and each Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Portfolio that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Portfolio may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios may write (i) in-the-money call options when Credit Suisse Asset Management, LLC ("CSAM"), the Portfolios' investment adviser, expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction (the Portfolio would not be deemed to own an option as a result of the transaction). So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund or a Portfolio and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

                  Securities Index Options. Each Portfolio may purchase (in the case of each of the U.S. Portfolios, with respect to up to 10% of its total assets) and each Portfolio may write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Portfolio. To the extent a Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through the use of hedging transactions).

                  Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.


                  Futures Activities. Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

                  These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

                  Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.


                  Hedging Generally. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

                  In hedging transactions based on an index, whether a Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

                  A Portfolio will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Portfolio of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

                  Swaps (International Focus Portfolio). The International Focus Portfolio may enter into swaps relating to indexes, interest rates, currencies and equity and debt interests of foreign issuers. A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Interest rate swaps involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity or debt swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a securities index, a basket of securities or a single security. A Portfolio may enter into these transactions for hedging purposes, such as to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios may also use these transactions for speculative purposes to increase total return, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

                  A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, CSAM believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.


                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps. Each Portfolio will comply with guidelines established by the Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Portfolio on currencies, securities and indexes; currency, interest rate and index futures contracts and options on these futures contracts and, in the case of the International Focus Portfolio, swaps. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                  For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

                  Foreign Investments

                  The International Focus Portfolio will invest, under normal market conditions, at least 80% of its net assets in securities of issuers from at least three foreign countries. The Large Cap Value and the Small Cap Value Portfolios may invest up to 20% and 10%, respectively, of their net assets in securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Foreign Currency Exchange. Since the International Focus Portfolio will, and the U.S. Portfolios may, be investing in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United

States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

                  Information. The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

                  Increased Expenses. The operating expenses of the International Focus Portfolio (and, to the extent they invest in foreign securities, the U.S. Portfolios) can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolios associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as, in the case of the International Focus Portfolio, the rate of the investment advisory fees, though similar to such expenses of some other funds investing internationally, are higher than those costs incurred by other investment companies not investing in foreign securities.

                  Privatizations. Each Portfolio may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful. The International Focus Portfolio could invest to a significant extent in privatizations.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign debt securities in which a Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign debt securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

                  Foreign government securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

                  Brady Bonds. Each Portfolio may invest in so-called "Brady Bonds." Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative. The International Focus Portfolio could invest to a significant extent in Brady Bonds.

                  Depository Receipts. Certain of the above risks may be involved with ADRs, European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depository Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depository Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets. For purposes of a Portfolio's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

                  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

                  Emerging Markets. Each Portfolio may invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


U.S. Government Securities

                  The obligations issued or guaranteed by the U.S. government in which a Portfolio may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. government securities the Portfolios may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

Money Market Obligations

                  Each Portfolio is authorized to invest, under normal market conditions (up to 20% of its assets in the case of each U.S. Portfolio) in domestic and foreign short-term (one year or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

                  Repurchase Agreements. Each Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

                  Money Market Mutual Funds. Where CSAM believes that it would be beneficial to a Portfolio and appropriate considering the factors of return and liquidity, a Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or CSAM. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's management fees and other expenses with respect to assets so invested.

Debt Securities

                  The International Focus Portfolio and each U.S. Portfolio may invest up to 20% of its net assets, in debt securities. Any percentage limitation on a Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

                  The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  Each Portfolio may invest to a limited extent in zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Portfolio that invests in zero coupon securities.

                  Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

                  Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Portfolio, it may cease to be rated. Such event will not require the sale of such securities, although CSAM will consider such event in its determination of whether the Portfolio should continue to hold the security. CSAM may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

                  Investment grade bonds are rated within one of the four highest rating categories by Moody's or S&P or, if unrated, as determined by CSAM to be of comparable quality. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

                  Below Investment Grade Securities. Within its 20% limitation on investing in debt securities, the Large Cap Value Portfolio may invest up to 10% of its net assets in debt securities rated below investment grade. Within their respective 20% limitation on investing in debt securities, the Small Company Growth and International Focus Portfolios may invest up to 5% of its net assets in debt securities rated below investment grade. A Portfolio's investments in convertible debt or equity securities rated below investment grade will be included in determining these percentage limitations.

                  Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

                  An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

                  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

                  The market value of below investment grade securities is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. The Portfolio will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

                  Structured Securities. Each Portfolio may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

            Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities sponsored by U.S. and foreign government issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield. In addition, collateralized mortgage obligations may be less marketable than other securities.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

            Asset-Backed Securities. Each Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

            Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

            Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            Loan Participations and Assignments. Each Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by CSAM to be creditworthy.

            When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

            There are risks involved in investing in Participations and Assignments. The Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

Temporary Defensive Strategies

            When CSAM believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

Securities of Other Investment Companies

            Each Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and
(iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio would bear directly in connection with its own operations.

Lending of Portfolio Securities

            A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the

Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33-1/3% of a Portfolio's net assets (including the loan collateral) taken at value. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

            By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Portfolios to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Portfolio's securities will be fully collateralized and marked to market daily.

            The Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Portfolio's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Portfolio that invests in the Investment Funds will do so at the same price as each other Portfolio and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

When-Issued Securities and Delayed-Delivery Transactions

            Each Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. A Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Portfolio will segregate with its custodian cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery. When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            Short Sales Against the Box. Each Portfolio may enter into short sales "against the box." Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time. While a short sale is made by selling a security a Portfolio does not own, a short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. A Portfolio will segregate with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. No Portfolio intends to engage in short sales against the box for investment purposes. A Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

Convertible Securities

            Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

Warrants

            Each Portfolio may invest up to 10% of its net assets in warrants. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Portfolio may invest in warrants to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

            Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities

            Each of the Small Cap Growth and International Focus Portfolios may invest up to 10% of its net assets in illiquid securities, including certain securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), time deposits maturing in more than seven days. The Large Cap Value Portfolio may invest up to 15% of its net assets in such securities. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. CSAM will monitor the liquidity of restricted securities in a Portfolio under the supervision of the Board. In reaching liquidity decisions, the Board or its delegate may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolios. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

            Each Portfolio may invest in small- and medium-sized and emerging growth companies and, except for the International Focus Portfolio, companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

            Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" (see below) offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

"Special Situation Companies"

            "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly.

Borrowing

            Each Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Reverse Repurchase Agreements and Dollar Rolls

            Each of the Portfolios may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

            The Portfolios also may enter into "dollar rolls," in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forgo principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

REITs

            Each Portfolio may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

            Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Non-Diversified Status (Small Cap Growth Portfolio)

            The Small Cap Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that the Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified portfolio, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

                             INVESTMENT RESTRICTIONS

            All Portfolios. Certain investment limitations may not be changed without the affirmative vote of the holders of a majority of the relevant Portfolio's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitations set forth in each No. 1 below) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

            Large Cap Value and Small Cap Growth Portfolios. The following investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

            The Large Cap Value and Small Cap Growth Portfolios may not:

            1. Borrow money except that the Portfolios may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolios may not exceed 30% of the value of the Portfolios' total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

            2. Purchase any securities which would cause 25% or more of the value of the Portfolios' total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

            3. Make loans, except that the Portfolios may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolios' investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolios may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

            6. Make short sales of securities or maintain a short position, except that the Portfolios may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

            7. Purchase securities on margin, except that the Portfolios may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

            8. Invest in commodities, except that the Portfolios may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes and purchase and sell currencies on a forward commitment or delayed-delivery basis.

            9. Issue any senior security except as permitted in the Portfolios' investment limitations.

            10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts and, with respect to the Large Cap Value Portfolio and Small Cap Growth Portfolio, writing covered put and call options.

            12. Invest more than 15% of each of the Large Cap Value Portfolio's net assets and 10% of the Small Cap Growth Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            13. Make additional investments (including roll-overs) if the Portfolios' borrowings exceed 5% of its net assets.

            International Focus Portfolio. The following investment limitations numbered 1 through 12 are Fundamental Restrictions. Investment limitations 13 through 14 may be changed by a vote of the Board at any time.

            The International Focus Portfolio may not:

            1. Borrow money or issue senior securities except that the Portfolio may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Portfolio's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed. Whenever borrowings described in (a) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with certain of the Portfolio's investment strategies and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets.

            2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

            3. Make loans, except that the Portfolio may purchase or hold publicly distributed fixed income securities, lend portfolio securities and enter into repurchase agreements.

            4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed income securities directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Portfolio may invest in (a) securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and commodity options. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

            6. Make short sales of securities or maintain a short position, except that a Portfolio may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

            7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may (a) purchase put and call options on securities and foreign currencies, (b) write covered call options on securities and (c) purchase or write options on futures contracts.

            8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            9. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

            10. Purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

            11. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

            12. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities.

            13. Invest more than 10% of the value of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

            14. Invest in oil, gas or mineral leases.

                               PORTFOLIO VALUATION

            The following is a description of the procedures used by each Portfolio in valuing its assets.

            Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent asked quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

            Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

            If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided.

            If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

            Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

            Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

            Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

            CSAM is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

            CSAM will select specific portfolio investments and effect transactions for each Portfolio. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. For the fiscal year ended October 31, 2002, $5,080, $9,552 and $14,852 was paid by the Small Cap Growth, Large Cap Value and International Focus Portfolios, respectively, to brokers and dealers who provided such research and other services. The Small Cap Growth, Large Cap Value and International Focus Portfolios directed $9,262,975, $6,779,468 and $8,249,586, respectively, in transactions to brokers and dealers who provided such research. Research received from brokers or dealers is supplemental to CSAM's own research program. The fees to CSAM under its agreements with each Portfolio are not reduced by reason of its receiving any brokerage and research services.

            All orders for transactions in securities or options on behalf of a Portfolio are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group. A Portfolio may utilize CSAMSI or affiliates of Credit Suisse Group in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

            Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

            The Fund paid the following commissions to broker-dealers for execution of portfolio transactions on behalf of the indicated Portfolios for the indicated fiscal years ended October 31.


                                    2002             2001                2000
                                    ----             ----                ----
     Large Cap Value            $   46,169        $      4,757        $     86,629
     Small Cap Growth           $  306,992        $    278,367        $    224,092
     International Focus        $  406,262        $  1,199,789        $  2,593,106

            In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CSFB") or any affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law.

            Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

            As of October 31, 2002, the Portfolios held the following securities of their regular brokers or dealers:

                 Portfolio                      Name of Securities                 Aggregate Value of Holdings
                 ---------                      ------------------                 ---------------------------
       Large Cap Value                                  N/A                               $         0
       Small Cap Growth               State Street Bank and Trust Co. - Euro              $ 4,672,000
                                      Time Deposit

International Focus            State Street Bank and Trust Co. - Euro              $ 2,944,000
                               Time Deposit


                               PORTFOLIO TURNOVER

                  The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Portfolio may be higher than mutual funds having a similar objective that do not utilize these strategies.

                  It is not possible to predict the Portfolios' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal year ended October 31, 2001 and 2002, the portfolio turnover rate for Large Cap Value Portfolio was 45% and 72%; for Small Cap Growth Portfolio, 80% and 70%; and for International Focus Portfolio, 134% and 161%, respectively.

                             MANAGEMENT OF THE FUND

Officers and Board of Directors

                  The business and affairs of the Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board approves all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's investment adviser, custodian and transfer agent.

                  The names and ages of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

                  Information Concerning Directors And Officers

                                                                                              Number of
                                                                                             Portfolios
                                                 Term of                                      in Fund
                                 Position(s)  Office(1) and                                    Complex            Other
                                  Held with     Length of      Principal Occupation(s)        Overseen        Directorships
    Name, Address and Age           Fund       Time Served     During Past Five Years        by Director     Held by Director
    ---------------------        ----------    -----------     ----------------------        -----------     ----------------
INDEPENDENT DIRECTORS

Richard H. Francis                  Director       Since 1999      Currently retired;               54           None
c/o Credit Suisse Asset                                            Executive Vice President
Management, LLC                                                    and Chief Financial
466 Lexington Avenue                                               Officer of Pan Am
New York, New York  10017-3140                                     Corporation and Pan
Age:  70                                                           American World Airways,
                                                                   Inc. from 1988 to 1991

Jack W. Fritz                       Director       Since Fund      Private investor;                53           Director of Advo,
2425 North Fish Creek Road                         inception       Consultant and Director                       Inc. (direct mail
P.O. Box 1287                                                      of Fritz Broadcasting,                        advertising)
Wilson, Wyoming 83014                                              Inc. and Fritz
Age: 75                                                            Communications
                                                                   (developers and operators
                                                                   of radio stations) since
                                                                   1987

Jeffrey E. Garten                   Director       Since 1998      Dean of Yale School of           53           Director of
Box 208200                                                         Management and William S.                     Aetna, Inc.;
New Haven, Connecticut                                             Beinecke Professor in the                     Director of
06520-8200                                                         Practice of International                     Calpine Energy
Age: 56                                                            Trade and Finance;                            Corporation;
                                                                   Undersecretary of                             Director of
                                                                   Commerce for                                  CarMax Group
                                                                   International Trade from                      (used car dealers)
                                                                   November 1993 to October
                                                                   1995; Professor at
                                                                   Columbia University from
                                                                   September 1992 to
                                                                   November 1993

1 Each Director/Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                              Number of
                                                                                             Portfolios
                                                 Term of                                     in Fund
                                 Position(s)  Office(1) and                                   Complex             Other
                                  Held with     Length of      Principal Occupation(s)       Overseen         Directorships
    Name, Address and Age           Fund       Time Served     During Past Five Years        by Director     Held by Director
    ---------------------        ----------    -----------     ----------------------        -----------     ----------------
Peter F. Krogh                      Director       Since 2001      Dean Emeritus and                53           Member of Board
301 ICC                                                            Distinguished Professor                       of The Carlisle
Georgetown University                                              of International Affairs                      Companies Inc.;
Washington, DC 20057                                               at the Edmund A. Walsh                        Member of
Age: 66                                                            School of Foreign                             Selection
                                                                   Service, Georgetown                           Committee for
                                                                   University; Moderator of                      Truman Scholars
                                                                   PBS foreign affairs                           and Henry Luce
                                                                   television series                             Scholars;  Senior
                                                                                                                 Associate of
                                                                                                                 Center for
                                                                                                                 Strategic and
                                                                                                                 International
                                                                                                                 Studies; Trustee
                                                                                                                 of numerous world
                                                                                                                 affairs
                                                                                                                 organizations

James S. Pasman, Jr.                Director       Since 1999      Currently retired;               55           Director of
c/o Credit Suisse Asset                                            President and Chief                           Education
Management, LLC                                                    Operating Officer of                          Management Corp.,
466 Lexington Avenue                                               National InterGroup, Inc.                     Trustee of
New York, New York  10017-3140                                     (holding company) from                        Deutsche VIT
Age: 71                                                            April 1989 to March 1991;                     Funds (overseeing
                                                                   Chairman of Permian Oil                       three portfolios)
                                                                   Co. from April 1989 to
                                                                   March 1991

                                                                                              Number of
                                                                                             Portfolios
                                                 Term of                                     in Fund
                                 Position(s)  Office(1) and                                   Complex             Other
                                  Held with     Length of      Principal Occupation(s)       Overseen         Directorships
    Name, Address and Age           Fund       Time Served     During Past Five Years        by Director     Held by Director
    ---------------------        ----------    -----------     ----------------------        -----------     ----------------
Steven N. Rappaport                 Director       Since 1999      Partner of Lehigh Court,         54           None
Lehigh Court, LLC                                                  LLC since July 2002;
40 East 52nd Street,                                               President of SunGard
New York, New York 10022                                           Securities Finance, Inc.,
Age: 54                                                            from 2001 to July 2002;
                                                                   President of
                                                                   Loanet, Inc.
                                                                   (on-line accounting
                                                                   service) from 1995
                                                                   to 2001; Director,
                                                                   President, North
                                                                   American
                                                                   Operations, and
                                                                   former Executive
                                                                   Vice President from
                                                                   1992 to 1993 of
                                                                   Worldwide
                                                                   Operations of
                                                                   Metallurg Inc.
                                                                   (manufacturer of
                                                                   specialty metals
                                                                   and alloys);
                                                                   Executive Vice
                                                                   President,
                                                                   Telerate, Inc.
                                                                   (provider of
                                                                   real-time
                                                                   information to the
                                                                   capital markets)
                                                                   from 1987 to 1992;
                                                                   Partner in the law
                                                                   firm of Hartman &
                                                                   Craven until 1987

INTERESTED DIRECTOR

William W. Priest(2)                Director       Since 1999      Co-Managing Partner,             60           None
Steinberg Priest & Sloane                                          Steinberg Priest & Sloane
Capital Management                                                 Capital Management since
12 East 49th Street                                                March 2001; Chairman and
12th Floor                                                         Managing Director of CSAM
New York, New York 10017                                           from 2000 to February
Age:  61                                                           2001, Chief Executive
                                                                   Officer and Managing
                                                                   Director of CSAM from
                                                                   1990 to 2000

2 Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he provides consulting services to CSAM.

                                                                                              Number of
                                                                                             Portfolios
                                                 Term of                                     in Fund
                                 Position(s)   Office(1) and                                 Complex             Other
                                  Held with     Length of      Principal Occupation(s)       Overseen         Directorships
    Name, Address and Age           Fund       Time Served     During Past Five Years        by Director     Held by Director
    ---------------------        ----------    -----------     ----------------------        -----------     ----------------
OFFICERS

Laurence R. Smith                   Chairman       Since 2002      Managing Director and            --           --
Credit Suisse Asset                                                Global Chief Investment
Management, LLC                                                    Officer of CSAM;
466 Lexington Avenue                                               Associated with J.P.
New York, New York  10017-3140                                     Morgan Investment
Age:  44                                                           Management from 1981 to
                                                                   1999; Officer of other
                                                                   Credit Suisse Funds

Hal Liebes, Esq.                    Vice           Since 1999      Managing Director and            --           --
Credit Suisse Asset                 President                      Global General Counsel of
Management, LLC                     and                            CSAM; Associated with
466 Lexington Avenue                Secretary                      Lehman Brothers, Inc.
New York, New York 10017-3140                                      from 1996 to 1997;
Age:  38                                                           Associated with CSAM from
                                                                   1995 to 1996;
                                                                   Associated with CSFB
                                                                   Investment
                                                                   Management from
                                                                   1994 to 1995;
                                                                   Associated with
                                                                   Division of
                                                                   Enforcement, U.S.
                                                                   Securities and
                                                                   Exchange Commission
                                                                   from 1991 to 1994;
                                                                   Officer of other
                                                                   Credit Suisse Funds

Michael A. Pignataro                Treasurer      Since 1999      Director and Director of         --           --
Credit Suisse Asset                 and Chief                      Fund Administration of
Management, LLC                     Financial                      CSAM; Associated with
466 Lexington Avenue                Officer                        CSAM since 1984; Officer
New York, New York 10017-3140                                      of other Credit Suisse
Age:  43                                                           Funds

Gregory N. Bressler, Esq.           Assistant      Since 2000      Director and Deputy              --           --
Credit Suisse Asset                 Secretary                      General Counsel;
Management, LLC                                                    Associated with CSAM
466 Lexington Avenue                                               since January 2000;
New York, New York 10017-3140                                      Associated with the law
Age:  36                                                           firm of Swidler Berlin
                                                                   Shereff Friedman LLP from
                                                                   1996 to 2000; Officer of
                                                                   other Credit Suisse Funds

                                                                                              Number of
                                                                                             Portfolios
                                                 Term of                                     in Fund
                                 Position(s)   Office(1) and                                 Complex             Other
                                  Held with     Length of      Principal Occupation(s)       Overseen         Directorships
    Name, Address and Age           Fund       Time Served     During Past Five Years        by Director     Held by Director
    ---------------------        ----------    -----------     ----------------------        -----------     ----------------

Kimiko T. Fields, Esq.              Assistant      Since 2002      Vice President and Legal         --           --
Credit Suisse Asset                 Secretary                      Counsel; Associated with
Management, LLC                                                    CSAM since January 1998;
466 Lexington Avenue                                               Officer of other Credit
New York, New York 10017-3140                                      Suisse Funds
Age:  39
Rocco A. DelGuercio                 Assistant      Since 1999      Vice President and               --           --
Credit Suisse Asset                 Treasurer                      Administrative Officer of
Management, LLC                                                    CSAM; Associated with
466 Lexington Avenue                                               CSAM since June 1996;
New York, New York 10017-3140                                      Assistant Treasurer,
Age:  39                                                           Bankers Trust Co. -- Fund
                                                                   Administration from March
                                                                   1994 to June 1996; Mutual
                                                                   Fund Accounting
                                                                   Supervisor, Dreyfus
                                                                   Corporation from April
                                                                   1987 to March 1994;
                                                                   Officer of other Credit
                                                                   Suisse Funds
Joseph Parascondola                 Assistant      Since 2000      Assistant Vice President         --           --
Credit Suisse Asset                 Treasurer                    - Fund Administration of
Management, LLC                                                    CSAM since April 2000;
466 Lexington Avenue                                               Assistant Vice President,
New York, New York 10017-3140                                      Deutsche Asset Management
Age:  39                                                           from January 1999 to
                                                                   April 2000; Assistant
                                                                   Vice President, Weiss,
                                                                   Peck & Greer LLC from
                                                                   November 1995 to December
                                                                   1998; Officer of other
                                                                   Credit Suisse Funds
Robert M. Rizza                     Assistant      Since 2002      Assistant Vice President
Credit Suisse Asset                 Treasurer                      of CSAM (January 2001 to
Management, LLC                                                    present); Administrative
466 Lexington Avenue                                               Officer of CSAM (March
New York, New York 10017-3140                                      1998 to December 2000);
Age: 37                                                            Assistant Treasurer of
                                                                   Bankers Trust Co. (April
                                                                   1994 to March 1998);
                                                                   Officer of other Credit
                                                                   Suisse Funds

              OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

As reported to the Fund(s), the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2002.

                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                         Dollar Range of Equity Securities in   Director in Family of Investment
Name of Director                         the Fund*,(3)                          Companies*,(3)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------
Richard H. Francis                       Large Cap Value - A                    E
                                         Small Cap Growth - A
                                         International Focus - A
----------------------------------------------------------------------------------------------------------------
Jack W. Fritz                            Large Cap Value - A                    E
                                         Small Cap Growth - A
                                         International Focus - A
----------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                        Large Cap Value - A                    A
                                         Small Cap Growth - A
                                         International Focus - A
----------------------------------------------------------------------------------------------------------------
Peter F. Krogh                           Large Cap Value - A                    D
                                         Small Cap Growth - A
                                         International Focus - A
----------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                     Large Cap Value - A                    C
                                         Small Cap Growth - A
                                         International Focus - A
----------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                      Large Cap Value - A                    D
                                         Small Cap Growth - A
                                         International Focus - A
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
----------------------------------------------------------------------------------------------------------------
William W. Priest                        Large Cap Value - A                    A
                                         Small Cap Growth - A
                                         International Focus - A
----------------------------------------------------------------------------------------------------------------

-------------------

* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000


(3) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

Information Concerning Committees and Meetings of Directors

            The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

            In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its adviser and affiliates by the independent public accountants. The Audit Committee of the Fund met 4 times during the fiscal year ended October 31, 2002.

            The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee met twice during the fiscal year ended October 31, 2002.

            No employee of CSAM, State Street Bank and Trust Company ("State Street") and CSAMSI, the Fund's co-administrators or any of their affiliates, receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI, or any of their affiliates receives an annual fee of $750 per fund and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250 and the chairman of the Audit Committee receives an annual fee of $325 for serving on the Audit Committee.

Directors' Compensation

(for the fiscal year ended October 31, 2002)


                                                                                                             Total Number of
                                                                                        All Investment       Funds for which
                                                                                           Companies         Director serves
                                    Large Cap        Small Cap       International      In Fund Complex    within Fund Complex
       Name of Director               Value            Value             Focus
       ----------------               -----            -----             -----        -----------------    -------------------
William W. Priest(1)             None             None              None              None                         60
Richard H. Francis               $  1,562.50      $  1,562.50       $  1,562.50       $  103,749.50                54
Jack W. Fritz                    $  1,312.50      $  1,312.50       $  1,312.50       $   94,374.48                53
Jeffrey E. Garten                $  1,312.50      $  1,312.50       $  1,312.50       $   97,499.50                53
Peter F. Krogh                   $  1,512.50      $  1,512.50       $  1,512.50       $   99,099.50                53
James S. Pasman, Jr.             $  1,512.50      $  1,512.50       $  1,512.50       $  103,599.50                55
Steven N. Rappaport              $  1,572.50      $  1,572.50       $  1,572.50       $  110,544.76                54


------------------------


(1.) Mr. Priest is an interested person of the Fund, and, accordingly, receives no compensation from the Fund or any other investment company advised by CSAM.


            As of January 24, 2003, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio.


Investment Advisory Agreements

            CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to each Portfolio pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion in assets under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

            The Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

            Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

            The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of a Portfolio; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

            The Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

            The Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

            For its services to the Large Cap Value Portfolio, Small Cap Growth Portfolio and International Focus Portfolio, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 0.75%, 0.90% and 0.80% of such Portfolio's average daily net assets, respectively. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Portfolio.

            For the past three fiscal years ended October 31, the Funds paid CSAM advisory fees, and CSAM waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements as follows:

OCTOBER 31, 2002

          Portfolio             Fees Paid (After Waivers)                 Waivers                   Reimbursements
          ---------             -------------------------                 -------                   --------------
Large Cap Value                    $       30,302                    $      161,840                      N/A
Small Cap Growth                   $      497,440                    $      239,101                      N/A
International Focus                $      261,817                    $      251,908                      N/A


OCTOBER 31, 2001

          Portfolio             Fees Paid (After Waivers)                 Waivers                   Reimbursements
          ---------             -------------------------                 -------                   --------------
Large Cap Value                    $       23,620                       $       23,620               $     0
Small Cap Growth                   $    1,616,969                       $      358,165               $     0
International Focus                $    1,613,470                       $      454,062               $     0


OCTOBER 31, 2000

          Portfolio             Fees Paid (After Waivers)                 Waivers                   Reimbursements
          ---------             -------------------------                 -------                   --------------
Large Cap Value                    $       51,184                       $       51,184               $     0
Small Cap Growth                   $    2,812,644                       $      496,336               $     0
International Focus                $    3,557,726                       $      772,951               $     0

Board Approval of Advisory Agreements

            In approving the Advisory Agreement, the Board of Directors of the Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Directors also considered each Portfolio's performance relative to a selected peer group, the Portfolio's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Portfolio performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of each Portfolio. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Portfolio expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Portfolio and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.


Administration Agreements

            CSAMSI and State Street serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

            CSAMSI became co-administrator to the Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.10% of the Fund's average daily net assets.


            For the past three fiscal years ended October 31, the Funds paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:

                      Portfolio                         2002            2001            2000
                      ---------                         ----            ----            ----
                   Large Cap Value                    $ 25,619        $  3,149        $  6,824
                   Small Cap Growth                   $ 81,838        $179,663        $312,516
                   International Focus                $ 64,216        $201,684        $502,549

            State Street became co-administrator to the Portfolios on August 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Portfolio pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. For the period from August 1, 2002 through October 31, 2002, the Large Cap Value,

Small Cap Growth and International Focus Portfolios paid State Street fees under the State Street Co-Administration Agreement of $8,602, $7,711 and $9,257, respectively.

            PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group served as a co-administrator to the Portfolios prior to August 1, 2002. PFPC received from the Portfolios a fee calculated at an annual rate of .075% of the Fund's first $500 million in average daily net assets, ..065% of the next $1 billion in average daily net assets and .055% of average daily net assets exceeding $1.5 billion, exclusive of out-of-pocket expenses.

            During the three fiscal years ended October 31, PFPC earned the following amounts in co-administration fees.

      Portfolio             2002           Waiver           2001          Waiver           2000           Waiver
      ---------             ----           ------           ----          ------           ----           ------
Large Cap Value            $ 12,990        $    185        $  5,050        $  2,552       $  9,829        $  6,824
Small Cap Growth           $ 56,711        $      0        $153,982        $      0       $316,654        $      0
International Focus        $ 46,681        $      0        $192,391        $      0       $444,715        $      0

Code of Ethics

            The Fund, CSAM and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund for the Portfolios. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

            The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

            State Street Bank ("State Street") serves as custodian of each Portfolio's U.S. and non-U.S. assets. Pursuant to a Custodian Agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities for the account of the Portfolio, (iii) makes receipts and disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Portfolio's custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositaries to serve as sub-custodian on behalf of the Portfolios. For this service to the Portfolios under the Custodian Agreements, State Street receives a fee which is calculated based upon each Portfolio's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolios. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

            Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), acts as the shareholder servicing, transfer and dividend disbursing agent of each Portfolio pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Fund to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Portfolios. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Distribution and Shareholder Servicing

            CSAMSI serves as the distributor of the Portfolios. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

            Each Portfolio has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other industry professionals (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Portfolio may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Portfolio in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if shares are purchased directly from the Portfolios. Service Organizations may also be reimbursed for marketing costs. The Portfolios may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

Organization of the Fund

            The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name "Warburg, Pincus Institutional Fund, Inc." On May 11, 2000, the Fund changed its name to "Credit Suisse Institutional Fund, Inc." The Fund's charter authorizes the Board of Directors to issue thirteen billion full and fractional shares of capital stock, par value $.001 per share. Shares of ten series have been classified, three of which constitute the interests in the Portfolios.

            The Large Cap Value and the International Focus Portfolios are diversified, open-end management investment companies. The Small Cap Growth Portfolio is a non-diversified, open-end management investment company. Effective December 12, 2001, the "Credit Suisse Institutional Fund - Value Portfolio," "Credit Suisse Institutional Fund - International Equity Portfolio" and "Credit Suisse Institutional Fund - Small Company Growth Portfolio" changed their names to the "Credit Suisse Institutional Fund Large Cap Value Portfolio," "Credit Suisse Institutional Fund International Focus Portfolio" and "Credit Suisse Institutional Fund Small Cap Growth Portfolio," respectively.

            All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            The offering price of each Portfolio's shares is equal to its per share net asset value. Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

            If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.

            A Portfolio may, in certain circumstances and in its discretion, accept securities as payment for the purchase of the Portfolio's shares from an investor who has received such securities as redemption proceeds from another Credit Suisse Fund.

                               EXCHANGE PRIVILEGE

            Shareholders of a Portfolio may exchange all or part of their shares for shares of another Portfolio or other portfolios of the Fund organized by CSAM in the future on the basis of their relative net asset values per share at the time of exchange. The exchange privilege enables shareholders to acquire shares in a Portfolio with a different investment objective when they believe that a shift between Portfolios is an appropriate investment decision.

            If an exchange request is received by Credit Suisse Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each Portfolio's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases. A Portfolio may refuse exchange purchases at any time without notice.

            The exchange privilege is available to investors in any state in which the shares being acquired may be legally sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Portfolio for shares in another portfolio of the Fund should review the Prospectus of the other portfolio prior to making an exchange. For further information regarding the exchange privilege or to obtain a current Prospectus for another portfolio of the Fund, an investor should contact the Fund at 1-800-222-8977.

            Each Portfolio reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Portfolio receives or anticipates receiving large exchange orders at or about the same time and when a pattern of exchanges within a short period of time (often associated with a marketing timing strategy) is discerned. The Portfolios reserve the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Portfolios. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Portfolios. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, both of which are subject to change.

The Portfolios and Their Investments

            Each Portfolio intends to continue to qualify as a regulated investment company during each taxable year under Part I of Subchapter M of the Code. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, United States Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

            As a regulated investment company, a Portfolio will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and on its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Any dividend declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided that such dividend is actually paid by the Portfolio during January of the following calendar year.

            Each Portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Portfolio currently expects to distribute any such excess annually to its shareholders. However, if a Portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,
(b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

            The Code imposes a 4% nondeductible excise tax on each Portfolio to the extent the Portfolio does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

            If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if a Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Portfolio had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

            A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against-the-box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

            A Portfolio's investments in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

Passive Foreign Investment Companies

            If a Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

            Alternatively, a Portfolio may make mark-to-market elections that will result in the Portfolio being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Portfolio may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and Distributions

            Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-realized long-term capital gains, if any, that a Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio. Dividends and distributions paid by a Portfolio (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Portfolio) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets).

            Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

            Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

            If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

                  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

Foreign Taxes

                  Income received by a Portfolio from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. A Portfolio may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if: (i) the Portfolio qualifies as a regulated investment company, (ii) certain asset and distribution requirements are satisfied, and (iii) more than 50% of the Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations. A Portfolio may qualify for and make this election (the "Foreign Tax Credit Election") in some, but not necessarily all, of its taxable years. If a Portfolio were to make such an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Portfolio will report to its shareholders the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

                  It is expected that the Portfolios other than the International Focus Portfolio will not be eligible to make the Foreign Tax Credit Election. In the absence of such an election, the foreign taxes paid by a Portfolio will reduce its investment company taxable income, and distributions of investment company taxable income received by the Portfolio from non-U.S. sources will be treated as United States source income when distributed to shareholders.

Backup Withholding

                  A Portfolio may be required to withhold, for United States federal income tax purposes, a portion of the dividends and distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices

                  Shareholders will be notified annually by the relevant Portfolio as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Portfolios and Their Investments") made by the Portfolio to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Other Taxation

                  Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE PORTFOLIOS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE PORTFOLIOS.

                          DETERMINATION OF PERFORMANCE

                  Current total return figures may be obtained by calling Credit Suisse at 800-927-2874.

                           AVERAGE ANNUAL TOTAL RETURNS. Each Portfolio that
advertises its "average annual total return" computes such return separately by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

         P(1+T)n = ERV

         Where:            P = hypothetical initial payment of $1,000;

                           T = average annual total return;

                           n=number of years; and

                           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                  Each Portfolio that advertises its "aggregate total return" computes such returns separately by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV) - l]
                                    P

                  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Investors should note that this performance may not be representative of the Portfolios' total returns in longer market cycles.

                  The average annual total returns for the following Portfolios for the periods ended October 31, 2002 were as follows:

                  From time to time, a Portfolio may quote its total return in advertisements or in reports and other communications to shareholders. The total return of each Portfolio listed below for the fiscal periods ended October 31, 2002 were as follows:

                                                                       WITH WAIVER
PORTFOLIO (INCEPTION DATE)                         ONE-YEAR             FIVE-YEARS         SINCE INCEPTION
--------------------------                         --------             ----------         ---------------
Large Cap Value (6/30/97)                            -9.68%                 N/A                 4.18%

Small Cap Growth (12/29/95)                         -20.79%               -5.66%                2.55%

International Focus (9/1/92)                        -11.56%               -4.22%                4.30%

                  The aggregate total returns of the following Portfolios for the periods ended October 31, 2002 since inception were as follows:


          Portfolio                            Aggregate Return                    Inception Date
          ---------                            ----------------                    --------------
          Large Cap Value                         24.46%                             06/30/97
          Small Cap Growth                        18.77%                             12/29/95
          International Focus                     53.49%                             09/01/92

                  From time to time, Portfolio service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Portfolio expenses. The performance figures above reflect the impact of these fee waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.


                  The Portfolios may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Portfolio's performance with other measures of investment return. For example, in comparing a Portfolio's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Portfolio may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).


                  AFTER-TAX RETURN

                  From time to time the Portfolios may include after-tax performance information in advertisements. To the extent the Portfolios include such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                                P(1 + T)n = ATV(D)

Where:   P        =        a hypothetical initial payment of $1,000.

         T        =        average annual total return (after taxes on
                           distributions).

         n        =        number of years.

      ATV(D)      =        ending value of a hypothetical $1,000 investment made
                           at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                  The average annual total returns (after taxes on distributions) for each Fund's Common shares for the periods ended October 31, 2002 were as follows:

  Portfolio                    1 year       3 year        5 year       10 year        Since Inception
  ---------                    ------       ------        ------       -------        ---------------
Large Cap Value               -10.04%      -11.62%       -2.59%        N/A          -1.29%        06/30/97

Small Cap Growth              -20.79%      -17.09%       -8.49%        N/A           0.28%        12/29/95
International Focus           -11.56%      -17.07%       -6.83%        2.85%         2.41%        09/01/92

Average Annual Total Return (After Taxes on Distribution and Redemptions)

                                P(1 + T)n = ATV(DR)

Where:   P        =     a hypothetical initial payment of $1,000.

         T        =     average annual total return (after taxes on
                        distributions and redemption).

         n        =     number of years.

         ATV(DR)  =     ending value of a hypothetical $1,000 investment made at
the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

                  The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Portfolio for the periods ended October 31, 2002 were as follows:


     Fund                        1 year       3 year        5 year       10 year        Since Inception
     ----                        ------       ------        ------       -------        ---------------
Large Cap Value                  -5.91%        -2.35%        2.51%        N/A          3.34%       06/30/97

Small Cap Growth                -12.74%        -9.58%       -4.19%        N/A          2.26%       12/29/95

International Focus              -7.10%       -10.51%       -3.22%        3.82%        3.42%       09/01/92

                  The performance of each Portfolio's shares will vary from time to time depending upon market conditions, the composition of a Portfolio's portfolio and operating expenses allocable to it. As described above, total return and yield are based on historical earnings and are not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, each Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by financial representatives directly to their customers in connection with investments in Portfolio shares are not reflected in the Portfolio's performance figures and such fees, if charged, will reduce the actual return received by customers on their investments.

                  A Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Large Cap Value Portfolio, with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio; in the case of the Small Cap Growth Portfolio, with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio; in the case of the International Focus Portfolio, with the Morgan Stanley Capital International All Country World Free Excluding the U.S. Index and/or other indexes prepared by Morgan Stanley relating to securities represented in the Portfolio; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                  In reports or other communications to investors or in advertising, each Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. Each Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                  CSAM believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

                  To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index (the "EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") in 16 of the last 32 years. The following table compares annual total returns of the EAFE Index and the S&P 500 Index for the calendar years shown.

                          EAFE INDEX VS. S&P 500 INDEX
                                   1972-2002
                              ANNUAL TOTAL RETURN+

              YEAR                    EAFE INDEX                 S&P 500 INDEX
              ----                    ----------                 -------------
              1972*                      33.28                       15.63
              1973*                     -16.82                      -17.37
              1974*                     -25.60                      -29.72
              1975                       31.21                       31.55
              1976                        -.36                       19.15

                          EAFE INDEX VS. S&P 500 INDEX
                                   1972-2002
                              ANNUAL TOTAL RETURN+


              YEAR                    EAFE INDEX                 S&P 500 INDEX
              ----                    ----------                 -------------
              1977*                      14.61                      -11.50
              1978*                      28.91                        1.06
              1979                        1.82                       12.31
              1980                       19.01                       25.77
              1981*                      -4.85                       -9.73
              1982                       -4.63                       14.76
              1983*                      20.91                       17.27
              1984*                       5.02                        1.40
              1985*                      52.97                       26.33
              1986*                      66.80                       14.62
              1987*                      23.18                        2.03
              1988*                      26.66                       12.40
              1989                        9.22                       27.25
              1990                      -24.71                       -6.56
              1991                       10.19                       26.31
              1992                      -13.89                        4.46
              1993*                      30.49                        7.06
              1994*                       6.24                       -1.54
              1995                        9.42                       34.11
              1996                        4.40                       20.26
              1997                        0.24                       31.01
              1998                       18.29                       26.23
              1999*                      26.97                       21.02
              2000                      -14.10                       -9.10
              2001                      -21.20                      -11.88
              2002                      -15.66                      -22.10

+   Without reinvestment of dividends.

* The EAFE Index has outperformed the S&P 500 Index 16 out of the last 31 years.

Source:  Morgan Stanley Capital International; Bloomberg Financial Markets

                  The quoted performance information shown above is not intended to indicate the future performance of the International Focus Portfolio. Advertising or supplemental sales literature relating to a Portfolio may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Portfolio differs from the EAFE Index in composition.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statements for the Portfolios for the fiscal year ended October 31, 2002 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS


                  As of January 24, 2003, the names, addresses and percentage ownership of each person that owned 5% or more of the outstanding shares of a Portfolio are as follows:

  Portfolio                 Name and Address                                      Percentage Owned
  ---------                 ----------------                                      ----------------
  Large Cap Value           Fidelity Investment Institutional                          92.15%
                            Operations CNT as Agent for Certain
                            Employee Benefit Plans
                            100 Magellan Way
                            Covington, KY 41015-1999

                            Trustlynx & Co.                                             6.85%
                            House Account
                            PO Box 173736
                            Denver, CO 80217-3736

  Small Cap Growth          National City Bank of KY TTEE                              30.37%
                            Baptist Healthcare System
                            UAD 05/06/97

                            Attn: Trust Mutual Funds
                            P.O. Box 94984
                            Cleveland, OH 44101-4984

                            Northern Trust Co Cust                                     13.41%
                            FBO Gaylord & Dorothy Donnelley
                            Foundation A/C# 26-38380
                            PO Box 92956
                            Chicago, IL 60675-2956

                            Mac & Co A/C LVNF5043782                                   10.85%
                            Mutual Fund OPS-TC
                            PO Box 3198
                            Pittsburgh, PA 15230-3198

  Portfolio                 Name and Address                                      Percentage Owned
  ---------                 ----------------                                      ----------------
                            Mac & Co A/C LVPF8632282                                   10.68%
                            Mutual Fund OPS-TC
                            PO Box 3198
                            Pittsburgh, PA 15230-3198

                            California Federal                                          6.92%
                            Employees Investment Plan
                            Putnam Investments
                            Att: DC Plan Admin Team
                            1 Investors Way Mailstop N6G
                            Norwood, MA 02062-1599



                            The Community Foundation of                                 6.24%
                            Greater Lorain County
                            Financial Officer
                            1865 N. Ridge Rd. STE A
                            Lorain, OH 44055-3359


                            Garrett - Evangelical                                       5.62%
                            Theological Seminary
                            c/o Adolf Hansen
                            2121 Sheridan Rd.
                            Evanston, IL 60201-2926


                            Donations & Bequests for Church                             5.15%
                            Purposed Inc.
                            1335 Asylum Ave.
                            Hartford, CT 06105-2203


  International Focus       The Board of Trustees                                      27.25%
                            General Employees Retirement System
                            TTEES City of Ft. Lauderdale
                            GER RET PL UAD 1-1-73
                            Wall St.
                            New York, NY 10286-0001


                            The Northern Trust Co. TTEE                                19.77%
                            FBO GATX Master Trust Ret Trust
                            DTD 12/19/79
                            500 W. Monroe St.
                            Chicago, IL 60661-3671


                            Alaska Plumbing & Pipefitting                               14.8%
                            Industry Pension Trust Fund
                            c/o Assoc. Administrators Inc.
                            2929 NW 31st Ave.
                            Portland, OR 97210-1721

  Portfolio                 Name and Address                                      Percentage Owned
  ---------                 ----------------                                      ----------------
                            Sun Trust Bank Atlanta Cust.                                11.61%
                            FBO University of Central FL FDN
                            A/C 11-04-123-1126515
                            PO Box 105870
                            Atlanta, GA 30348-5870


                            Mac & Co.                                                   9.19%
                            A/C DEXF1747452
                            Mutual Fund OPS-TC
                            PO Box 3198
                            Pittsburgh, PA 15230-3198


                            Patterson & Co. FBO                                         5.1%
                            Natl Dist - Warbu
                            Acct. 1040007892
                            1525 West WT Harris Blvd. NC 1151
                            Charlotte, NC 28288-0001


         * Each Portfolio believes these entities are not the beneficial owners of shares held of record by them.

                              FINANCIAL STATEMENTS

                  The Fund's audited Annual Report dated October 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Portfolios included therein. The Fund will furnish without charge a copy of the Annual Report upon request by calling the Fund at 1-800-222-8977.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC and C - Debt rated BB and B is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BBB rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE
                      ACQUIRED FUND DATED JANUARY 1, 2003;
                     THE ANNUAL REPORT OF THE ACQUIRED FUND
        DATED AUGUST 31, 2002; AND THE SEMI-ANNUAL REPORT OF THE ACQUIRED
            FUND FOR THE SEMI-ANNUAL PERIOD ENDED FEBRUARY 28, 2003.

                          SUPPLEMENT TO THE PROSPECTUS

                  CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S
PROSPECTUS.

     Effective June 24, 2003, Steven D. Bleiberg no longer serves as Co-Portfolio Manager of the fund. Vincent J. McBride continues to serve as Portfolio Manager of the fund and is supported by the Credit Suisse International Equity Team. The fund's sub-investment advisers have not changed.

CERTAIN TEAM MEMBER BIOGRAPHIES

          TODD D. JACOBSON, CFA, Director, has been a team member of the fund since October 2002. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Prior to joining Warburg Pincus in 1997, Mr. Jacobson was an analyst with Brown Brothers Harriman from 1993 to 1997. He holds a B.A. in Economics from the State University of New York at Binghamton and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

          NANCY NIERMAN, Director, has been a team member of the fund since October 2002. She joined Warburg Pincus in 1996 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, she was a vice president at Fiduciary Trust Company International from 1992 to 1996. Ms. Nierman holds a B.B.A. in International Business from Baruch College, City University of New York.

          ANNE S. BUDLONG, Director, has been a team member of the fund since October 2002. Ms. Budlong joined CSAM in 2000 from Baring Asset Management in London, where, during 1999 she was an Assistant Director and co-managed a European small-capitalization equity retail fund and institutional portfolio. From 1991 to 1999, she worked as an analyst focusing on large- and mid-cap European equities at Clay Finlay in London and New York and, prior to that, as a financial analyst at Oppenheimer & Co. Ms. Budlong holds a B.A. from Williams College with a double major in economics and Asian studies.

          HARRY M. JAFFE, Vice President, has been a team member of the fund since October 2002. Mr. Jaffe joined Warburg Pincus in 1998 and came to CSAM in 1999 when it acquired Warburg Pincus. Previously, he was an associate in portfolio management at Scudder Kemper Investments from 1996 to 1998, an accountant at Continuum Health Partners from 1995 to 1996 and, prior to that, an assistant broker at Shearson Lehman. Mr. Jaffe holds a B.A. in economics from the American University and studied international economics at Cambridge University's Institute for Economic and Political Studies. He is a member of the Society of Quantitative Analysts.

          GREG NORTON-KIDD, Director, has been a team member of the fund since October 2002. He joined CSAM in 1999 from the Flemings group, where he was a senior Japanese equity salesman in London, Tokyo and New York from 1990 to 1999. Mr. Norton-Kidd holds an M.A. in Natural Sciences from Cambridge University.

          TODOR PETROV, Vice President, has been a team member of the fund since October 2002. He joined CSAM in 1999 after graduating in May of that year with an M.B.A. in finance from the University of Maryland. In 1997, Mr. Petrov received a B.A. in applied economics and business administration from the American University in Bulgaria.

Dated: June 27, 2003

                                                             CSISB-16-0603
                                                             2003-038

CREDIT SUISSE INSTITUTIONAL FUNDS         [CREDIT SUISSE ASSET MANAGEMENT LOGO]


INTERNATIONAL FUND


FIXED INCOME FUND

HIGH YIELD FUND


JANUARY 1, 2003 PROSPECTUS

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE FUNDS, NOR HAS IT PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

CREDIT SUISSE INSTITUTIONAL FUNDS ARE ADVISED BY
CREDIT SUISSE ASSET MANAGEMENT, LLC.

                                    CONTENTS




KEY POINTS                                                      4

PERFORMANCE SUMMARY                                             7

   Year-by-Year Total Returns                                   7

   Average Annual Total Returns                                 8

INVESTOR EXPENSES                                              10

THE FUNDS IN DETAIL                                            11

   The Management Firms                                        11

   Fund Information Key                                        12

INTERNATIONAL FUND                                             14

FIXED INCOME FUND                                              16

HIGH YIELD FUND                                                18

MORE ABOUT RISK                                                22

   Introduction                                                22

   Types of Investment Risk                                    22

CERTAIN INVESTMENT PRACTICES                                   24

MEET THE MANAGERS                                              28

ABOUT YOUR ACCOUNT                                             31

   Share Valuation                                             31

   Buying and Selling Shares                                   31

   Buying Fund Shares                                          31

   Selling Fund Shares                                         32

   Exchanging Fund Shares                                      32

   Other Policies                                              33

   Account Statements                                          33

   Distributions                                               34

   Taxes                                                       34

   Statements and Reports                                      34

OTHER INFORMATION                                              35

   About the Distributor                                       35

FOR MORE INFORMATION                                   back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES




FUND/GOAL                             PRINCIPAL STRATEGIES                        PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND              - Invests in foreign equity                   - Foreign securities risk
                                  securities
Long-term appreciation of                                                     - Market risk
  capital                       - Emphasizes developed countries,
                                  but may also invest in emerging             - Non-diversified status risk
                                  markets

                                - Combines top-down regional
                                  analysis with bottom-up company
                                  research

                                - Seeks countries, sectors and
                                  companies with solid growth
                                  prospects and attractive market
                                  valuations



FIXED INCOME FUND               - Invests at least 80% of its net             - Credit risk
                                  assets, plus any borrowings for
High total return                 investment purposes, in                     - Interest-rate risk
                                  fixed-income securities
                                                                              - Market risk
                                - Invests primarily in fixed-income
                                  securities of U.S. issuers                  - Non-diversified status risk

                                - Typically maintains a
                                  weighted-average portfolio
                                  maturity of between five and 15
                                  years

                                - Focuses on high grade securities
                                  (average credit rating AA)




HIGH YIELD FUND                 - Invests at least 80% of its net             - Credit risk
                                  assets, plus any borrowings for
High total return                 investment purposes, in                     - Interest-rate risk
                                  high-yield fixed-income
                                  securities                                  - Market risk

                                - Invests primarily in high-yield,            - Non-diversified status risk
                                  high-risk fixed-income securities
                                  (junk bonds)

                                - Typically maintains a
                                  weighted-average portfolio
                                  maturity of between five and 15
                                  years

                                - Emphasizes top-down analysis of
                                  industry sectors and themes

                                - Seeks to allocate risk by
                                  investing among a variety of
                                  industry sectors



- A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to the funds. As with any mutual fund, you could lose money over any period of time.

      Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

FIXED INCOME AND HIGH YIELD FUNDS

      The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


FOREIGN SECURITIES RISK


INTERNATIONAL FUND


      Since the fund invests outside the U.S., it carries additional risks that include:

      - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.


      - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


      - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.


INTEREST-RATE RISK

FIXED INCOME AND HIGH YIELD FUNDS


      Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.


MARKET RISK

ALL FUNDS


      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. The risks of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.


NON-DIVERSIFIED STATUS RISK

ALL FUNDS


      The funds are considered non-diversified investment companies under the Investment Company Act of 1940 and are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers. As a result, the funds may be subject to greater volatility with respect to their portfolio securities than a fund that is more broadly diversified.

- INVESTOR PROFILE

INTERNATIONAL FUND IS DESIGNED FOR INVESTORS WHO:

      - are investing for long-term goals

      - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

      - are looking for capital appreciation

      - want to diversify their portfolios internationally

IT MAY NOT BE APPROPRIATE IF YOU:

      - are investing for a shorter time horizon

      - are uncomfortable with an investment that has a higher degree of volatility

      - want to limit your exposure to foreign securities

      - are looking for income

FIXED INCOME AND HIGH YIELD FUNDS ARE DESIGNED FOR INVESTORS WHO:

      - are seeking investment income

      - want to diversify their portfolios with fixed-income funds

      - are willing to accept risk and volatility

THEY MAY NOT BE APPROPRIATE IF YOU:

      - are investing for maximum return over a long time horizon

      - require stability of your principal

BECAUSE THE HIGH YIELD FUND INVOLVES A HIGHER LEVEL OF RISK, YOU SHOULD CONSIDER IT ONLY FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO. THE HIGH YIELD FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

You should base your selection of a fund on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares each fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.


                                                YEAR-BY-YEAR TOTAL RETURNS*




 YEAR ENDED 12/31:       1993      1994       1995      1996      1997     1998       1999     2000     2001
---------------------------------------------------------------------------------------------------------------
                        39.95%    -8.37%      4.34%    11.76%    15.17%    20.67%    34.78%  -18.39%   -29.03%

 INTERNATIONAL FUND

    Best quarter: 27.57% (Q4 99)
    Worst quarter: -17.34% (Q1 01)
    Inception date: 9/30/92
    Total return for the period 1/1/02 - 9/30/02: -25.86% (not annualized)

 FIXED INCOME FUND

                                             18.25%     5.42%     9.66%     7.38%     1.11%    8.66%     8.02%

    Best quarter: 6.28% (Q2 95)
    Worst quarter: -1.15% (Q1 96)
    Inception date: 3/31/94
    Total return for the period 1/1/02 - 9/30/02: -1.90% (not annualized)

 HIGH YIELD FUND

                                  -7.96%     16.20%    12.73%    14.85%    -1.28%     4.49%   -8.03%     0.89%

    Best quarter: 9.43% (Q2 95)
    Worst quarter: -7.02% (Q1 94)
    Inception date: 2/26/93
    Total return for the period 1/1/02 - 9/30/02: -7.03% (not annualized)



* The total returns shown include the total returns of each fund's predecessor, the Institutional Shares of the corresponding investment portfolio of The RBB Fund, Inc.

                         AVERAGE ANNUAL TOTAL RETURNS(1)




                                              ONE YEAR          THREE YEARS       FIVE YEARS       LIFE OF   INCEPTION
 PERIOD ENDED 12/31/01:                         2001             1999-2001         1997-2001        FUND       DATE
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FUND

 RETURN BEFORE TAXES                           -29.03%             -7.92%            1.64%          5.31%     9/30/92

 RETURN AFTER TAXES ON
  DISTRIBUTIONS                                -29.03%            -12.34%           -2.42%          2.68%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND                            -17.68%             -6.86%            0.75%          3.91%
  SALE OF FUND SHARES

 MSCI EAFE INDEX(2) (REFLECTS
  NO DEDUCTION FOR FEES,                       -21.44%             -5.05%            0.90%          5.86%
  EXPENSES OR TAXES)

 FIXED INCOME FUND

 RETURN BEFORE TAXES                             8.02%              5.87%            6.92%          7.20%     3/31/94

 RETURN AFTER TAXES ON
  DISTRIBUTIONS                                  4.33%              4.33%            2.96%          4.30%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND                              4.94%              4.94%            3.25%          4.33%
  SALE OF FUND SHARES

 LEHMAN BROTHERS
  AGGREGATE BOND INDEX(3)
  (REFLECTS NO DEDUCTION                         8.44%              6.28%            7.43%          7.53%
  FOR FEES, EXPENSES OR
  TAXES)

 HIGH YIELD FUND

 RETURN BEFORE TAXES                             0.89%             -1.03%            1.91%          5.59%     2/26/93

 RETURN AFTER TAXES ON
  DISTRIBUTIONS                                 -3.86%             -5.09%           -1.89%          1.93%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND                              0.52%             -2.71%           -0.25%          2.74%
  SALE OF FUND SHARES

 CS FIRST BOSTON HIGH
  YIELD INDEX (DEVELOPED
  COUNTRIES ONLY)(4) (REFLECTS                   6.26%              0.64%            2.92%          6.28%
  NO DEDUCTIONS FOR FEES,
  EXPENSES OR TAXES)

 SALOMON SMITH BARNEY
  HIGH YIELD MARKET INDEX(5)
  (REFLECTS NO DEDUCTION                         5.44%              0.40%            3.48%          6.57%(6)
  FOR FEES, EXPENSES OR
  TAXES)




(1) The total returns shown include the total returns of each fund's predecessor, the Institutional Shares of the corresponding investment portfolio of The RBB Fund, Inc.

(2) The Morgan Stanley Capital International EAFE Index (Europe, Australasia and Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc.

(3) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.

(4) The Credit Suisse First Boston High Yield Index (Developed Countries Only) is an unmanaged index (with no defined investment objective) of domestic high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the funds' adviser. Name changed from the Credit Suisse First Boston Domestic + High Yield Index effective May 31, 2001.

(5) The Salomon Smith Barney High Yield Market Index is a broad-based, unmanaged index of high yield securities. It replaced the Credit Suisse First Boston High Yield Index (Developed Countries Only) as the fund's performance benchmark effective December 12, 2002. The fund adopted the Salomon Smith Barney High Yield Market Index as its new performance benchmark because the construction methodology and sector codes used in this index more closely resemble those of the fund's portfolio.

(6)  Performance since March 1, 1993.


                           UNDERSTANDING PERFORMANCE

          - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

          - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

          - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

          - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.


          - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES


                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended August 31, 2002.





                                                                                            FIXED
                                                                       INTERNATIONAL        INCOME         HIGH YIELD
                                                                           FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
  (PAID DIRECTLY FROM YOUR INVESTMENT)

Sales charge (load) on purchases                                           NONE              NONE             NONE

Deferred sales charge (load)                                               NONE              NONE             NONE

Sales charge (load) on reinvested
 distributions                                                             NONE              NONE             NONE

Redemption fees                                                            NONE              NONE             NONE

Exchange fees                                                              NONE              NONE             NONE

ANNUAL FUND OPERATING EXPENSES
 (DEDUCTED FROM FUND ASSETS)

Management fee                                                             .80%              .38%             .70%

Distribution and service (12b-1) fee                                       NONE              NONE             NONE

Other expenses                                                             .25%              .12%             .27%

TOTAL ANNUAL FUND OPERATING EXPENSES*                                     1.05%              .50%             .97%




* Fee waivers and expense reimbursements or credits reduced expenses for the Fixed Income and High Yield Funds during 2002 but may be discontinued at any time. Actual fees and expenses for the fiscal year ended August 31, 2002 are shown below:





                                                                                              FIXED
                                                                                              INCOME         HIGH YIELD
  EXPENSES AFTER WAIVERS AND REIMBURSEMENTS                                                    FUND             FUND
------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                               .33%             .43%

  Distribution and service (12b-1) fee                                                         NONE             NONE

  Other expenses                                                                               .12%             .27%
                                                                                               ----             ----
  NET ANNUAL FUND OPERATING EXPENSES                                                           .45%             .70%



                                     EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:




                        ONE YEAR    THREE YEARS  FIVE YEARS    10 YEARS

INTERNATIONAL FUND       $  107       $  334       $  579       $1,283

FIXED INCOME FUND        $   51       $  160       $  280       $  628

HIGH YIELD FUND          $   99       $  309       $  536       $1,190

                               THE FUNDS IN DETAIL


-  THE MANAGEMENT FIRMS


CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

-  Investment adviser for the funds


- Responsible for managing each fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers

- A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

- Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
England

-  Sub-investment adviser for the International Fund

- Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

-  Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

-  Sub-investment adviser for the International Fund

- Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

-  Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia

-  Sub-investment adviser for the International Fund

- Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

-  Also a member of Credit Suisse Asset Management


-  FUND INFORMATION KEY

      Concise fund-by-fund descriptions begin on the following pages. Each description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS


      The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."


RISK FACTORS


      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."


PORTFOLIO MANAGEMENT


      The individuals designated by the investment adviser or sub-advisers to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing each fund's audited financial performance for up to five years.

      - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

      - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

      The ANNUAL REPORT includes the auditor's report, along with each fund's financial statements. It is available free upon request.

                       This page intentionally left blank

                               INTERNATIONAL FUND

-  GOAL AND STRATEGIES

      The International Fund seeks long-term appreciation of capital. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S.

      Although it is not an index fund and does not seek to replicate the performance of any index, this fund expects to focus primarily, but not exclusively, on countries represented in the Morgan Stanley Capital International Europe Australasia and Far East (MSCI-EAFE) Index. Although the fund may invest in emerging markets, it does not expect to invest more than 30% of assets in securities of emerging-markets issuers.

      Under normal market conditions, the fund will invest at least 80% of assets in equity securities of issuers from at least three foreign countries. The fund may invest in companies of all sizes.

      In managing the fund's investments, the portfolio managers:

      - combine top-down regional analysis with bottom-up company research

      - look for countries, sectors and companies with solid growth prospects and attractive market valuations

      - focus research efforts on early identification of new investment opportunities while seeking to manage risk

-  PORTFOLIO INVESTMENTS

      Equity holdings may include:

      - common and preferred stocks

      - securities convertible into common or preferred stock

      - rights and warrants

      - depositary receipts

      To a limited extent, the fund may also engage in other investment practices.

-  RISK FACTORS

      This fund's principal risk factors are:

      - foreign securities risk

      - market risk

      - non-diversified status risk

      The value of your investment will fluctuate in response to stock-market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

      Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

      To the extent that the fund invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

-  PORTFOLIO MANAGEMENT


      Steven D. Bleiberg and Vincent J. McBride manage the fund's investment portfolio. The Credit Suisse International Equity Team supports them. You can find out more about them in "Meet the Managers."

-  FINANCIAL HIGHLIGHTS


      The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.




PERIOD ENDED:                                             8/02          8/01           8/00           8/99          8/98
                                                        --------      --------       --------       --------      --------
PER SHARE DATA

Net asset value, beginning of year                       $ 10.86       $ 23.61        $ 23.47       $  22.70       $ 22.22
                                                        --------      --------       --------       --------      --------
   Investment Operations:

    Net investment income                                   0.07(1)       0.08           0.05           0.14          0.15

    Net gain (loss) on investments and foreign
      currency related items (both realized and
      unrealized)                                          (2.28)        (6.45)          4.19           2.90          3.26
                                                        --------      --------       --------       --------      --------
    Total from investment operations                       (2.21)        (6.37)          4.24           3.04          3.41
                                                        --------      --------       --------       --------      --------
   Less Dividends and Distributions:

    Dividends from net investment income                      --         (0.09)         (0.10)         (0.28)           --

    Distributions from net realized gains                     --         (6.29)         (4.00)         (1.99)        (2.93)
                                                        --------      --------       --------       --------      --------
    Total dividends and distributions                         --         (6.38)         (4.10)         (2.27)        (2.93)
                                                        --------      --------       --------       --------      --------
Net asset value, end of year                              $ 8.65       $ 10.86        $ 23.61        $ 23.47       $ 22.70
                                                        ========      ========       ========       ========      ========
Total Return(2)                                           (20.35)%      (34.01)%        17.81%         13.88%        16.74%

Ratios/supplemental data:

   Net assets, end of year (000s omitted)               $128,158      $244,726       $505,914       $675,118      $623,482

   Ratio of expenses to average net assets                  1.05%(3)      1.08%(3)       1.07%          1.21%         1.14%

   Ratio of net investment income to
    average net assets                                      0.69%         0.49%          0.04%          0.60%         0.72%

   Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                      --            --             --           0.01%         0.09%

   Portfolio turnover rate                                   163%          139%           128%           182%          141%




(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.

                               FIXED INCOME FUND

-  GOAL AND STRATEGIES

      The Fixed Income Fund seeks high total return. To pursue this goal, it invests primarily in fixed-income securities of U.S. issuers.

      The fund seeks to maintain a weighted-average credit rating comparable to the AA rating of Standard & Poor's Ratings Services. The fund's weighted-average maturity will typically be between five and 15 years.

-  PORTFOLIO INVESTMENTS


      Under normal market conditions, this fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities such as:


      - corporate bonds, debentures and notes

      - government and agency securities

      - mortgage-backed securities


      The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice to shareholders before any such change becomes effective.


      The fund may invest:

      - up to 35% of assets in debt securities of foreign issuers

      - up to 20% of assets in securities denominated in foreign currency

      - up to 10% of assets in non-investment-grade debt securities (junk bonds) of issuers located in emerging markets

      - up to 10% of assets in bonds convertible into equity securities

      - up to 10% of assets in preferred stocks

      To a limited extent, the fund may also engage in other investment practices.

-  RISK FACTORS

      This fund's principal risk factors are:

      - credit risk

      - interest-rate risk

      - market risk

      - non-diversified status risk

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

      Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows the fund to invest a greater share of its assets in the securities of fewer companies.
Non-diversification might cause the fund to be more volatile than a diversified fund.

      To the extent that it invests in certain securities, the fund may be affected by additional risks:

      - mortgage-backed securities: extension and prepayment risks

      - junk bonds: above-average credit, information, market and other risks

      - foreign securities: currency, information and political risks

      - equity securities (including convertible bonds and preferred stocks): information, market and other risks

      These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

-  PORTFOLIO MANAGEMENT


      Jo Ann Corkran, Leland Crabbe and Suzanne E. Moran manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

-  FINANCIAL HIGHLIGHTS


      The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.




PERIOD ENDED:                                             8/02          8/01           8/00           8/99          8/98
                                                        --------      --------       --------       --------      --------
PER SHARE DATA

Net asset value, beginning of year                       $ 15.79     $   14.95     $    15.01     $    15.72    $    15.65
                                                        --------      --------       --------       --------      --------
   Investment Operations:

    Net investment income (loss)                            0.83          1.02           0.94           0.93          0.84

    Net gain (loss) on investments and futures
      transactions (both realized and
      unrealized)                                          (1.27)         0.85          (0.01)         (0.56)         0.33
                                                        --------      --------       --------       --------      --------
    Total from investment operations                       (0.44)         1.87           0.93           0.37          1.17
                                                        --------      --------       --------       --------      --------
   Less Dividends and Distributions:

    Dividends from net investment income                   (0.83)        (1.03)         (0.97)         (0.91)        (0.87)

    Distributions from net realized gains                  (0.40)           --          (0.02)         (0.17)        (0.23)
                                                        --------      --------       --------       --------      --------
    Total dividends and distributions                      (1.23)        (1.03)         (0.99)         (1.08)        (1.10)
                                                        --------      --------       --------       --------      --------
Net asset value, end of year                             $ 14.12    $    15.79     $    14.95     $    15.01    $    15.72
                                                        ========      ========       ========       ========      ========

Total Return(2)                                            (2.92)%       13.02%          6.43%          2.37%         7.77%

Ratios/supplemental data:

   Net assets, end of year (000s omitted)               $275,863      $532,627       $440,345       $350,844      $393,533

   Ratio of expenses to average net assets                  0.45%(3)      0.45%(3)       0.45%          0.44%         0.47%

   Ratio of net investment income to
    average net assets                                      5.41%         6.71%          6.51%          5.90%         5.87%

   Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                    0.05%         0.06%          0.11%          0.18%         0.27%

   Portfolio turnover rate                                   526%          449%           520%           569%          372%




(1) As required, effective September 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 5.37% to 5.41%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.

                                HIGH YIELD FUND

-  GOAL AND STRATEGIES

      The High Yield Fund seeks high total return. To pursue this goal, it invests primarily in fixed-income securities rated below investment grade by primary ratings services such as Standard & Poor's Ratings Services and Moody's Investors Service. These high-yield, higher-risk securities are commonly known as "junk bonds."

      In choosing investments for the fund, the portfolio managers:

      - emphasize top-down analysis of industry sectors and themes to determine which sectors may benefit from current and future changes in the economy

      - seek to allocate risk by investing among a variety of industry sectors

      - look at the financial condition of the issuers (including debt/equity ratios), as well as features of the securities themselves

-  PORTFOLIO INVESTMENTS


      Under normal market conditions, this fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield fixed-income securities. The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice to shareholders before any such change becomes effective.


      The fund may invest:


      - without limit in bonds rated below investment grade and their unrated equivalents

      - up to 20% of its net assets in equity and equity-related securities, including preferred stocks, securities convertible into equity securities, warrants, rights and options


      To a limited extent, the fund may also engage in other investment practices.

-  RISK FACTORS

      This fund's principal risk factors are:

      - credit risk

      - interest-rate risk

      - market risk

      - non-diversified status risk


      The value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. You should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Like equity markets, markets in lower rated bonds may react strongly to adverse news about an issuer or the economy, or to the expectation of adverse news.

      Bonds rated below investment grade generally provide higher yields than higher-rated debt securities of similar maturity, but are subject to greater credit, liquidity and valuation risks. These risks are defined in "More About Risk."

      Bonds rated below investment grade are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of high-yield, high-risk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payments owed to it. Because investing in bonds rated below investment grade involves greater investment risk, achieving the fund's investment objective will depend more on the portfolio managers' analysis than would be the case if the fund were investing in higher-quality bonds.


      Although the portfolio managers typically have diversified the fund's investments, the fund's non-diversified status allows it to invest a greater share of its assets in the securities of fewer companies. Non-diversification might cause the fund to be more volatile than a diversified fund.

      To the extent that the fund invests in foreign securities and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

-  PORTFOLIO MANAGEMENT


      Richard Lindquist, Philip Schantz, Misia Dudley, John Tobin, Mary Ann Thomas, John F. Dessauer and Michael J. Dugan manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."


                           ANALYSIS OF CREDIT QUALITY


      During the fiscal year ended August 31, 2002, the percentage of fund securities holdings by rating category based upon a weighted monthly average was:




            BONDS-S&P RATING:
            AAA                                                                                           .00%

            AA                                                                                            .00%

            A                                                                                             .00%

            BBB                                                                                          5.10%

            BB                                                                                          16.00%

            B                                                                                           59.10%

            CCC                                                                                         12.00%

            CC                                                                                           1.10%

            C                                                                                             .50%

            D                                                                                             .30%

            Not rated/Other/Equities                                                                     3.90%

            Cash/Governments/Agencies                                                                    2.00%
                                                                                                       ------
            TOTAL                                                                                      100.00%


-  FINANCIAL HIGHLIGHTS

      The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.




PERIOD ENDED                                               8/02          8/01           8/00          8/99           8/98
                                                         -------       -------        -------        -------       -------
PER SHARE DATA

Net asset value, beginning of year                       $ 11.84      $  14.11       $  15.32       $  16.60      $  17.08
                                                         -------       -------        -------        -------       -------
   Investment Operations:

    Net investment income (loss)                            1.17          1.40           1.41           1.42          1.43

    Net gain (loss) on investments (both
      realized and unrealized)                             (1.94)        (2.21)         (1.13)         (1.33)        (0.49)
                                                         -------       -------        -------        -------       -------
    Total from investment operations                       (0.77)        (0.81)          0.28           0.09          0.94
                                                         -------       -------        -------        -------       -------
   Less Dividends:

    Dividends from net investment income                   (1.17)        (1.46)         (1.49)         (1.37)        (1.42)
                                                         -------       -------        -------        -------       -------
Net asset value, end of year                              $ 9.90      $  11.84       $  14.11       $  15.32      $  16.60
                                                         =======       =======        =======        =======       =======
Total Return(1)                                            (6.88)%       (5.71)%         1.84%          0.67%         5.48%

Ratios/supplemental data:

   Net assets, end of year (000s omitted)                $86,846       $98,008        $94,333        $95,129       $94,044

   Ratio of expenses to average net assets                  0.70%(2)      0.70%(2)       0.70%(2)       0.69%         0.70%

   Ratio of net investment income (loss) to
    average net assets                                     10.15%(3)     11.06%          9.59%          9.10%         8.12%

   Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                    0.27%         0.30%          0.45%          0.35%         0.44%

   Portfolio turnover rate                                    52%           20%            31%            40%           60%




(1) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.

(3) During the year ended August 31, 2002, the Fund experienced an increase in its interest income of 0.67% as a result of additional accretion income not accrued for in prior periods. The Fund's net investment income ratio disclosed above excludes the effect of the increase.

                       This page intentionally left blank

                                 MORE ABOUT RISK

- INTRODUCTION

      A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

      The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

- TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.

      ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the funds.

      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

      - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, a fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.


      Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

      POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

      REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use

/20%/ ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

 20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

-     Not permitted




                                                                                 INTERNATIONAL FUND

INVESTMENT PRACTICE                                                                    LIMIT
----------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                     33 1/3%

COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in
a more geographically diversified fund. CURRENCY, MARKET, POLITICAL RISKS.                /X/

CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY,
POLITICAL, VALUATION RISKS.                                                               /X/

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                               30%

EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. LIQUIDITY,
MARKET, VALUATION RISKS.                                                                  /X/

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
POLITICAL, VALUATION RISKS.                                                               /X/

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable a fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate a fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                                    / /

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. CREDIT, INTEREST-RATE,
MARKET RISKS.                                                                             / /

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES(3) Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                                    / /

MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. CREDIT, INTEREST-RATE,
MARKET, REGULATORY RISKS.                                                                 / /

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT,
INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.                           / /

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. A fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                  / /




                                                                               FIXED INCOME FUND   HIGH YIELD FUND

INVESTMENT PRACTICE                                                                         LIMIT
-------------------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                     33 1/3%       33 1/3%

COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in
a more geographically diversified fund. CURRENCY, MARKET, POLITICAL RISKS.                /X/           / /

CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY,
POLITICAL, VALUATION RISKS.                                                               /X/           / /

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                               10%           / /

EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. LIQUIDITY,
MARKET, VALUATION RISKS.                                                                  / /           /20%/

FOREIGN SECURITIES Securities of foreign issuers. May include depositary receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
POLITICAL, VALUATION RISKS.                                                               35%           / /

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable a fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate a fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                                    / /           / /

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. CREDIT, INTEREST-RATE,
MARKET RISKS.                                                                             / /           / /

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES(3) Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                                    /X/           / /

MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. CREDIT, INTEREST-RATE,
MARKET, REGULATORY RISKS.                                                                 / /           / /

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT,
INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.                           / /           /X/

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. A fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                  / /           / /





                                                                                      INTERNATIONAL FUND

INVESTMENT PRACTICE                                                                         LIMIT
---------------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY,
INFORMATION, LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                                 /X/

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements
LIQUIDITY, MARKET, VALUATION RISKS.                                                              /15%/

SECURITIES LENDING Lending portfolio securities to financial institutions; A fund receives cash, U.S. government securities or bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET, OPERATIONAL
RISKS.                                                                                       33 1/3%

SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If a fund were to take short positions in stocks that increase in value, then it would be likely to underperform similar mutual funds that do not take short positions
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                   / /

SHORT SALES "AGAINST THE BOX" A short sale when a fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                                              / /

SHORT-TERM TRADING Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased
short-term capital gains distributions could raise shareholders' income tax liability.           / /

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than
three years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                     /5%/

STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow a fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted
CREDIT, CURRENCY, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                                           / /

TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                                / /

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for
a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                   / /

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                         /25%/

ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an intial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference
between purchase price and maturity value. INTEREST-RATE, MARKET RISKS.                          / /





                                                                                     FIXED INCOME FUND    HIGH YEILD FUND

INVESTMENT PRACTICE                                                                                  LIMIT
--------------------------------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY,
INFORMATION, LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                                 / /           / /

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements
LIQUIDITY, MARKET, VALUATION RISKS.                                                               /15%/        /15%/

SECURITIES LENDING Lending portfolio securities to financial institutions; A fund receives cash, U.S. government securities or bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET, OPERATIONAL
RISKS.                                                                                       33 1/3%       33 1/3%

SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If a fund were to take short positions in stocks that increase in value, then it would be likely to underperform similar mutual funds that do not take short positions
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                   / /           / /

SHORT SALES "AGAINST THE BOX" A short sale when a fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                                              / /           / /

SHORT-TERM TRADING Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased
short-term capital gains distributions could raise shareholders' income tax liability.           / /           / /

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than
three years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                    /5%/          /5%/

STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow a fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted
CREDIT, CURRENCY, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                                           / /           / /

TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                                / /           / /

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for
a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                   / /           / /

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                         /25%/         /25%/

ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an intial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference
between purchase price and maturity value. INTEREST-RATE, MARKET RISKS.                          / /           / /




(1) Each fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

(3) Each fund will limit its investments in asset-backed securities to 25% of total assets.

                                MEET THE MANAGERS


The following individuals are responsible for the day-to-day management of the INTERNATIONAL FUND and are supported by the Credit Suisse International Equity Team.

STEVEN D. BLEIBERG, Managing Director, is chairman of the firm's Global Equity Strategy Group, and has been Co-Portfolio Manager of the Fund since October 2001. Mr. Bleiberg has been with CSAMsince 1991 when he rejoined the company following 2 years as a portfolio manager at Matrix Capital Management. Mr. Bleiberg first joined CSAM in 1984. He holds a B.A. in Government from Harvard University and a M.S. in Finance from the Sloan School of Management at the Massachusetts Institute of Technology.

VINCENT J. MCBRIDE, Managing Director, has been Co-Portfolio Manager of the Fund since October 2002. Mr. McBride joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus"). Prior to joining Warburg Pincus in 1994, Mr. McBride was an international equity analyst at Smith Barney, an international equity analyst at General Electric Investments, a portfolio manager and analyst at United Jersey Bank, and a portfolio manager at First Fidelity Bank. He holds a B.S. in Economics from the University of Delaware and an M.B.A. in Finance from Rutgers University.

The following individuals are responsible for the day-to-day management of the FIXED INCOME FUND.

JO ANN CORKRAN, Managing Director, has been a member of the fixed income team since 1997. She joined CSAM that year from Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.

LELAND E. CRABBE, Director, is global head of emerging market debt and has been a member of the fixed income team since rejoining CSAM in 1999 from Cigna Investments. Mr. Crabbe first came to CSAM in 1998 from Merrill Lynch, where he had been a corporate bond strategist since 1984. Mr. Crabbe holds a B.A. in Economics from California State University at Fullerton and a Ph.D. in Economics from the University of California at Los Angeles.

SUZANNE E. MORAN, Director, has been a member of the fixed income team since 1995. She joined CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management. She had joined CS First Boston Investment Management in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.

The following individuals are responsible for the day-to-day management of the HIGH YIELD FUND.


RICHARD J. LINDQUIST, CFA and Managing Director, is head of the high yield management team and has been a team member since 1989. He joined CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management, where he had been since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a B.S. in Finance from Boston College and a M.B.A. in Finance from the University of Chicago Graduate School of Business.

PHILIP L. SCHANTZ, Director, has been a member of the high yield management team since 2000. He joined in 2000 from Prudential Securities, where he was a senior vice president and high yield analyst. Previously, he was a vice president and high yield analyst at Lazard Freres and a first vice president and co-head of the high yield securities group at E.F. Hutton. Mr. Schantz holds a B.A. in Government from Lehigh University.

MISIA K. DUDLEY, Director, has been a member of the high yield management team since 1989. She came to CSAM in 1995 with the acquisition of CS First Boston Investment Management. Previously, she analyzed recapitalized companies at Stockbridge Partners; covered the casino, communications and entertainment sectors at E.F. Hutton; and was a generalist analyst for the Value Line Investment Survey. Ms. Dudley holds a B.A. in History from Yale University.

JOHN M. TOBIN, CFA, Director, has been a member of the high yield management team since 1990. Mr. Tobin came to CSAM in 1995 with the acquisition of CS First Boston Investment Management. Previously, he managed portfolios of bank participations and private placements for the two life insurance subsidiaries of Integrated Resources and as an analyst at Bankers Trust. Mr. Tobin holds B.A., M.A. and Ph.D. degrees in Economics, all from Fordham University.

MARY ANN THOMAS, CFA, Director, has been a member of the high yield management team since 2000. Before joining CSAM in 1997, she was a vice president and high yield bond analyst with the Capital Management Group at the Prudential Insurance Company of America. Ms. Thomas holds a B.A. in Economics and Political Science from Yale University and a M.B.A. in Finance from the University of Pennsylvania's Wharton School.

JOHN F. DESSAUER, CFA, Vice President, is a credit analyst and has been a member of the high yield management team since 1999. Mr. Dessauer joined CSAM in 1999 following five years at SEI Investments in Philadelphia, where he was a senior analyst focusing on high yield, municipal debt and large-capitalization equities. Mr. Dessauer holds a B.A. in economics from Boston College.

MICHAEL J. DUGAN, Assistant Vice President, is a client portfolio manager and has been a member of the high yield management team since 2001. Mr. Dugan joined CSAM in 2000 following two years at Arnhold and S. Bleichroeder, where he was an associate in the institutional sales and marketing group. Previously, Mr. Dugan was an assistant supervisor in the client service group at Neuberger Berman LLC, where he had worked since 1996. Mr. Dugan holds a B.A. in political science from the University of Rhode Island.

                               ABOUT YOUR ACCOUNT

- SHARE VALUATION

      The price of your shares is also referred to as their net asset value
(NAV).

      The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of the Institutional Class, less its liabilities, by the number of Institutional Class shares outstanding.


      The funds value their securities based on market quotations when they calculate their NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.


      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a fund does not compute its price. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

- BUYING AND SELLING SHARES

      The funds are open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.


      The funds have authorized financial-services firms, such as banks, brokers and financial advisors (and other intermediaries that the firms may designate), to accept orders. When an authorized firm or its designee has received your order, it is considered received by a fund and will be priced at the next-computed NAV.


- BUYING FUND SHARES

INVEST BY WIRE


      Institutional Class shares are generally available only to investors who have entered into an investment management agreement with CSAM. Investors should complete an account application and forward it to Credit Suisse Institutional Shares. After calling a fund to place an order, you may wire funds to:


      State Street Bank and Trust Company
      ABA# 0110 000 28
      Attn: Mutual Funds/Custody Department
      Credit Suisse Institutional Shares
      DDA# 9905-227-6
      F/F/C: [ACCOUNT NUMBER AND REGISTRATION]

      You can also purchase shares by mailing a check or Federal Reserve draft to:

      Credit Suisse Institutional Shares
      P.O Box 8500
      Boston, Massachusetts 02266-8500

      or overnight to:

      Boston Financial Data Services, Inc.
      Attn: Credit Suisse Institutional Shares
      66 Brooks Drive
      Braintree, Massachusetts 02184


      Please use either a personal, company or bank check payable in U.S. dollars. Unfortunately, we cannot accept checks that are not pre-printed or checks that are payable to you or another party. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include IRA Rollover and government checks. Federal Reserve drafts are available at national banks and at state Federal Reserve member banks. Please indicate the fund's name on any check or Federal Reserve draft. The account application contains further instructions.

INVEST BY PURCHASES IN KIND


      With CSAM's permission, investors may acquire Institutional Class shares in exchange for portfolio securities. The portfolio securities must:


- Match the investment objectives and policies of the fund to be purchased


- Be considered by the fund's adviser or sub-advisers to be an appropriate fund investment


- Be easily valued, liquid and not subject to restrictions on transfer

      You may have to pay administrative or custody costs if you make purchases in kind and the execution of your purchase order may be delayed.

MINIMUM INVESTMENTS

      Minimum investments for Institutional Class shares are the following, including investment by purchases in-kind and by exchange (described below):

      Initial investment                                $3,000,000
      Subsequent investment                             $  100,000


      Clients of CSAM, along with CSAM's affiliates, client officers and certain other related persons, may purchase shares without entering into an investment management agreement with the adviser subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $1,000. The minimum investments may be waived or modified.

      You must maintain an account balance in the fund of at least $500. If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 30 days, the fund may close your account and mail you the proceeds. The minimum account balance amounts may be waived.


- SELLING FUND SHARES

SELL FUND SHARES IN WRITING

      You can sell (redeem) your shares on any day the funds are open by writing to Credit Suisse Institutional Shares. The request must be signed by all record owners (exactly as registered) or by an authorized person such as an investment adviser or other agent. Additional documents may be required for redemption by a corporation, partnership, trust, fiduciary, executor or administrator or in certain other cases. If you want to change account information or privileges you must specify this in the redemption request and have all signatures guaranteed. You can obtain a signature guarantee from most banks or securities dealers, but not from a notary public.

REDEMPTION PROCEEDS

      After selling fund shares you will receive the proceeds by either wire or check, mailed within seven days of the redemption. For shares purchased by check, if the fund has not yet collected payment for the shares you are selling it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase.

- EXCHANGING FUND SHARES


      You may exchange Institutional Class shares for Institutional Class shares in any other Credit Suisse Institutional Fund by writing to Credit Suisse Institutional Shares. You may exchange your shares for Institutional Class shares of other Credit Suisse Institutional Funds only if you meet those Funds' investment minimums. If you are purchasing shares in a new fund by exchange, the new fund account will be registered exactly as the fund account from which you are exchanging.

- OTHER POLICIES

TRANSACTION DETAILS

      Your purchase order will be canceled and you may be liable for losses or fees incurred by a fund if:

      - your investment check or Federal Reserve draft does not clear

      - you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day

      If you wire money without first calling the fund to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

      Each fund reserves the right to:

      - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

      - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions


      - change minimum account balance requirements after 15 days' notice to current investors of any increases


      - charge a wire-redemption fee

      - make a "redemption in kind" -- payment in portfolio securities rather than cash -- for certain large redemptions that could hurt fund operations


      - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed, when trading on the NYSE is restricted, or any other time that the SEC permits)


      - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect
        it)

ACCOUNT CHANGES

      You should update your account records whenever you change your address. You can call 800-222-8977 to change your account information or privileges.

- ACCOUNT STATEMENTS

      In general, you will receive account statements as follows:


      - after every transaction that affects your account balance (except for distribution reinvestments)


      - after any changes of name or address of the registered owner(s)

      - otherwise, every quarter

      You will receive annual and semiannual financial reports.

- DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


      The Fixed Income and High Yield Funds declare and pay dividend distributions quarterly. The International Fund typically distributes dividends annually, usually in December. Each of the funds typically distribute capital gains annually, usually in December. Each fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.


      Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.


- TAXES

      As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS


      As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


      Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.

      If you buy shares shortly before or on the "record date" -- the date that establishes you as the person to receive the upcoming distribution -- you may receive a portion of the money you just invested in the form of a taxable distribution.

      The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

      Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

- STATEMENTS AND REPORTS


      Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the same fund. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

                               OTHER INFORMATION

- ABOUT THE DISTRIBUTOR

      Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for:

- making the funds available to you

- account servicing and maintenance

- other administrative services related to sale of the Institutional Class

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                                       36

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                                       37

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                                       38

                              FOR MORE INFORMATION

      More information about these funds is available free upon request, including the following:

- ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during their past fiscal year.

- OTHER INFORMATION

      A current STATEMENT OF ADDITIONAL INFORMATION (SAI) which provides more details about the funds is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Institutional Shares to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
800-222-8977

BY MAIL:
Credit Suisse Institutional Shares
P.O. Box 8500
Boston, MA 02266-8500

BY OVERNIGHT OR COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Institutional Shares
66 Brooks Drive
Braintree, MA 02171

ON THE INTERNET:
www.CreditSuisseFunds.com

SEC FILE NUMBERS:
Credit Suisse Institutional International Fund              811-08933


Credit Suisse Institutional Fixed Income Fund               811-08917


Credit Suisse Institutional High Yield Fund                 811-08927


                     [CREDIT SUISSE ASSET MANAGEMENT LOGO]

                       P.O BOX 8500, BOSTON, MA 02266-8500
                                  800-222-8977


Credit Suisse Asset Management Securities, Inc., Distributor.       CSISB-1-0103

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2003

                           Institutional Shares of the

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND

                  CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND
                   CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND

          This combined STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse Institutional International Fund ("International Fund"), Credit Suisse Institutional Fixed Income Fund ("Fixed Income Fund") and Credit Suisse Institutional High Yield Fund ("High Yield Fund") (each a "Fund" and collectively, the "Funds") that supplements information contained in the combined PROSPECTUS for the Institutional Shares of the Funds, dated January 1, 2003, as it may be amended or supplemented from time to time (the "PROSPECTUS"), and is incorporated by reference in its entirety into the PROSPECTUS.

          Each Fund's audited ANNUAL REPORT dated August 31, 2002, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference.

          This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the PROSPECTUS, ANNUAL REPORT and information regarding each Fund's current performance may be obtained by writing or telephoning:

                              INSTITUTIONAL SHARES
                            CSAM Institutional Shares
                                  P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                  800-222-8977



                                    CONTENTS



                                                                                                       PAGE
INVESTMENT OBJECTIVES AND POLICIES                                                                       1
Common Investment Policies -- All Funds                                                                  1
     Non-Diversified Status                                                                              1
     Temporary Investments                                                                               1
     Repurchase Agreements                                                                               2
     Illiquid Securities                                                                                 3
         RULE 144A SECURITIES                                                                            3
     Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers                            4
     Lending of Portfolio Securities                                                                     4
     Borrowing                                                                                           5
     Securities of Other Investment Companies                                                            5
     Options Generally                                                                                   5
         SECURITIES OPTIONS                                                                              5
     When-Issued Securities, Delayed Delivery Transactions And Forward Commitments                       9
     Stand-By Commitment Agreements                                                                      9
     U.S. Government Securities                                                                          10
     Foreign Investments                                                                                 11
         INFORMATION                                                                                     12
         POLITICAL INSTABILITY                                                                           12
         FOREIGN MARKETS                                                                                 12
         INCREASED EXPENSES                                                                              12
         DEPOSITORY RECEIPTS                                                                             13
         BRADY BONDS                                                                                     13
         EMERGING MARKETS                                                                                13
         SOVEREIGN DEBT                                                                                  14
     Convertible Securities                                                                              15
     Debt Securities                                                                                     15
         BELOW INVESTMENT GRADE SECURITIES                                                               16
         MORTGAGE-BACKED SECURITIES                                                                      17
         ASSET-BACKED SECURITIES                                                                         18
         LOAN PARTICIPATIONS AND ASSIGNMENTS                                                             19
         STRUCTURED NOTES, BONDS OR DEBENTURES                                                           19
         COLLATERALIZED MORTGAGE OBLIGATIONS                                                             20
         ZERO COUPON SECURITIES                                                                          21
     Futures Activities                                                                                  21
         OPTIONS ON FUTURES CONTRACTS                                                                    23
     Currency Exchange Transactions                                                                      23
         FORWARD CURRENCY CONTRACTS                                                                      23
         CURRENCY OPTIONS                                                                                24
     Hedging Generally                                                                                   25
     Short Sales                                                                                         27


                                       i

     Rights Offerings and Purchase Warrants                                                              28
Municipal Obligations                                                                                    28
INVESTMENT RESTRICTIONS                                                                                  29
PORTFOLIO VALUATION                                                                                      31
PORTFOLIO TRANSACTIONS                                                                                   32
PORTFOLIO TURNOVER                                                                                       34
MANAGEMENT OF THE FUNDS                                                                                  36
Officers and Board of Directors                                                                          35
Ownership in Securities of the Funds and Fund Complex                                                    46
Committees and Meetings of Directors                                                                     48
Directors' Total Compensation for Fiscal Year Ended August 31, 2002                                      49
     Investment Advisory Agreements                                                                      49
     Board Approval of Advisory Agreements                                                               53
     Code of Ethics                                                                                      56
     Organization of the Funds                                                                           57
     Distribution and Shareholder Servicing                                                              58
     Distributor                                                                                         58
EXCHANGE PRIVILEGE                                                                                       58
ADDITIONAL INFORMATION CONCERNING TAXES                                                                  59
     The Funds and Their Investments                                                                     59
     Special Tax Considerations                                                                          62
         OPTIONS AND SECTION 1256 CONTRACTS                                                              62
         FOREIGN CURRENCY TRANSACTIONS                                                                   63
         PASSIVE FOREIGN INVESTMENT COMPANIES                                                            63
         ASSET DIVERSIFICATION REQUIREMENT                                                               64
         FOREIGN TAXES                                                                                   64
         DIVIDENDS AND DISTRIBUTIONS                                                                     65
         SALES OF SHARES                                                                                 65
         BACKUP WITHHOLDING                                                                              66
         NOTICES                                                                                         66
         OTHER TAXATION                                                                                  66
DETERMINATION OF PERFORMANCE                                                                             66
     Average Annual Total Return                                                                         67
     Yield                                                                                               68
     After-Tax Return                                                                                    69
INDEPENDENT ACCOUNTANTS AND COUNSEL                                                                      70
MISCELLANEOUS                                                                                            72
FINANCIAL STATEMENTS                                                                                     74
APPENDIX A----DESCRIPTION OF RATINGS                                                                    A-1


                       INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the descriptions of each zFund's investment objectives and policies in the PROSPECTUS. There are no assurances that the Funds will achieve their investment objectives.

          The investment objective of the International Fund is to provide long-term appreciation of capital.

          The investment objective of the High Yield and Fixed Income Funds is to provide high total return.

          The Fixed Income Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of U.S. issuers. The High Yield Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield fixed income securities. These policies are non-fundamental, which means that they can be changed by the relevant Fund's Board of Directors upon at least 60 days' notice to shareholders.

          Unless otherwise indicated, all of the Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available at any time in the future.

COMMON INVESTMENT POLICIES -- ALL FUNDS

          NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of these Funds will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

          TEMPORARY INVESTMENTS. To the extent permitted by its investment objectives and policies, each of the Funds may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse Asset Management, LLC, each Fund's adviser ("CSAM" or the "Adviser"), each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

     REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

          Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     ILLIQUID SECURITIES. Each Fund is authorized to invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the Securities and Exchange Commission ("SEC") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASD Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

          Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

          Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that invest in better-known, larger companies.

          LENDING OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of a Fund's total assets (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

          By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

     BORROWING. Each Fund may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

     SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

          OPTIONS GENERALLY. The Funds may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return.

          SECURITIES OPTIONS. Each Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Fund that can write put and call options on securities may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

     Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

          WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (I.E., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued securities and forward commitments will not exceed 25% of a Fund's net assets. Each Fund uses when-issued purchases and forward commitments only in furtherance of its investment objectives, nor for speculative purposes.

          In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

          Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery. A Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements in an amount up to 5% of its net assets.

          Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

          Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.


          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments.

          For the purposes of this investment policy, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.

          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the single currency for the Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

          FOREIGN CURRENCY EXCHANGE. Since the Funds may invest in securities denominated in currencies of non-U.S. countries, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

          INFORMATION. The majority of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries have been known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

          INCREASED EXPENSES. The operating expenses of the Funds investing in foreign securities can be expected to be higher than those of investment companies investing exclusively in U.S. securities, since the expenses related to investment in foreign securities, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees for International Fund, though similar to such expenses of other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          DEPOSITORY RECEIPTS. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Funds' investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

          BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

          EMERGING MARKETS. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

          Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.


          Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value.

          CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities.

          DEBT SECURITIES. Each Fund may invest in investment grade debt securities (other than money market obligations) for the purpose of seeking capital appreciation. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed above under "Temporary Investments." Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities.

          The interest income to be derived may be considered by the Adviser as one factor in selecting debt securities for investment. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the sale of such securities, although the adviser will consider such event in its determination of whether the Fund should continue to hold the security. The adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

          Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, or if unrated, is determined by the Adviser to be of comparable quality. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

          BELOW INVESTMENT GRADE SECURITIES. The Funds may invest in below investment grade securities. The High Yield Fund may invest without limit in bonds rated below investment grades and unrated securities deemed by the Adviser to be of equivalent quality.


          Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

          Below investment grade securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.


          An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.


          MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed securities but International Fund and High Yield Fund may invest in mortgage-backed securities only to a limited extent. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by GNMA, FNMA and FHLMC) and non-government issued mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayment on a pool of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.


          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


          ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and the Fixed Income and High Yield Funds will therefore not purchase any asset-backed securities which would cause 25% or more of such Fund's net assets at the time of purchase to be invested in asset-backed securities. International Fund may invest in such securities to a limited extent.

          Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Fund may purchase asset-backed securities that are unrated.


          LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Each Fund will not invest more than 5% of its net assets in Loan Participations and Assignments.

          Participations typically will result in the Fund's having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.


          STRUCTURED NOTES, BONDS OR DEBENTURES. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.


          COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may purchase collateralized mortgage obligations ("CMOs") issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

          CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs.

          In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

          Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

          Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

          Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-- i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

          ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities will not exceed 5% of each Fund's net assets.


          A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

          FUTURES ACTIVITIES. Each Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate-sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


          These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.


          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate-sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization-weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

          OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.


          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

          FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. Each Fund will not invest more than 50% of its total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that a Fund may invest in such transactions for hedging purposes.


          The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.


          At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.


          CURRENCY OPTIONS. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          CURRENCY HEDGING. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a non-dollar denominated bond against a decline in the non-dollar currency, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.


          Each Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Funds of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

          To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Funds may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. The Funds will comply with guidelines established by the SEC and other applicable regulatory bodies with respect to coverage of forward currency contracts, options written by a Fund on securities and indexes; and currency, interest rate and security index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          SHORT SALES. Each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 5% of each Fund's total assets.

          To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

          Each Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

          SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the rights to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box". It may be entered into by a Fund, for example, to lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          A Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transactions costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.


          Each Fund will not invest more than 5% of its net assets in short sales against the box.


          SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds, which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.


          RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security's market price if, for instance, when there is no movement in the level of the underlying security.

          MUNICIPAL OBLIGATIONS. Each Fund may invest to a limited extent in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.

          Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

          The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

          There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. See Appendix A for further information concerning the ratings of Moody's and S&P and their significance.

          Among other instruments, the Funds may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

          Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.


                             INVESTMENT RESTRICTIONS


          The following investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

          If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.


          Each Fund may not:


          1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing;


          2. Issue any senior securities, except as permitted under the 1940
     Act;

          3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

          6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and


          7. Purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

          In addition to the fundamental investment limitations specified above, a Fund may not:

          1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

          2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

          3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and


          The policies set forth above are not fundamental and thus may be changed by a Fund's Board of Directors without a vote of the shareholders.


          Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                               PORTFOLIO VALUATION


          The following is a description of the procedures used by each Fund in valuing its assets.

          Equity securities listed on an exchange or traded in an OTC market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its far value as determined in good faith by or under the direction of the Board.

          Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S.

dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.


                             PORTFOLIO TRANSACTIONS


          The Adviser is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.


          In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions.


          For the fiscal year ended August 31, 2002, the International Fund paid $27,113 in total brokerage commissions and directed $13,393,982 in transactions to brokers and dealers who provided such research and other services. The Fixed Income Fund and the High Yield Fund did not direct brokerage transactions for research services.

          All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group. A Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


          Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

          For the past three fiscal years ended August 31, the Funds have paid brokerage commissions as follows:



AUGUST 31, 2002




      FUND                                                 BROKERAGE COMMISSIONS
      ----                                                 ---------------------

      International                                                $800,106
      Fixed Income                                                 $101,882
      High Yield                                                   $  1,516

AUGUST 31, 2001




      FUND                                                 BROKERAGE COMMISSIONS
      ----                                                 ---------------------

     International                                                 $1,665,999
     Fixed Income                                                  $   55,236
     High Yield                                                    $    2,839



AUGUST 31, 2000




      FUND                                                 BROKERAGE COMMISSIONS
      ----                                                 ---------------------

     International                                                 $2,574,835
     Fixed Income                                                  $   35,843
     High Yield                                                    $      894



          In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          As of August 31, 2002, the Funds held the following securities of their regular brokers or dealers:




        FUND                             NAME OF SECURITIES                       AGGREGATE VALUE OF THE HOLDINGS
-------------------------------------------------------------------------------------------------------------------
International          State Street Euro Time Deposit                                         $8,886,000
                       UBS AG common                                                          $1,964,891
                       HSBC Holdings PLC common                                                 $905,725
Fixed Income           Salomon Brothers Mortgage Securities VII, Series                       $1,149,020
                       1997-TZH, Class B
                       Salomon Brothers Mortgage Securities VII, Series                       $1,406,032
                       1997-TZH, Class D

                       State Street Euro Time Deposit                                        $87,386,000
High Yield             State Street Euro Time Deposit                                         $1,781,000


                               PORTFOLIO TURNOVER


          The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


          Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

          It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.


          For the fiscal years ended August 31, 2002 and August 31, 2001, the Funds' portfolio turnover rates were as follows:




FUND                                2002                              2001
--------------------------------------------------------------------------

International                       163%                              139%
Fixed Income                        526%                              449%
High Yield                          52%                               20%




          The increase of portfolio turnover rate in the case of Fixed Income Fund was due to the change of portfolio managers of the Fund.


                             MANAGEMENT OF THE FUNDS


OFFICERS AND BOARD OF DIRECTORS

          The business and affairs of each Fund are managed by its Board of Directors in accordance with the laws of the State of Maryland. The directors approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, sub-advisers as applicable, custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.

          The names and ages of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.




                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY  DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                  Director       Since 2000    Currently retired;      54           Director of The
c/o Credit Suisse Asset                                          Executive Vice                       Indonesia Fund,
Management, LLC                                                  President and Chief                  Inc.
466 Lexington Avenue                                             Financial Officer of
New York, New York 10017-3147                                    Pan Am Corporation
Age: 70                                                          and Pan American
                                                                 World Airways, Inc.
                                                                 from 1988 to 1991

Jack W. Fritz                       Director       Since Fund    Private investor;       54           Director of Advo,
2425 North Fish Creek Road                         inception     Consultant and                       Inc. (direct mail
P.O. Box 1287                                                    Director of Fritz                    advertising)
Wilson, Wyoming 83014                                            Broadcasting, Inc.
Age: 75                                                          and Fritz
                                                                 Communications
                                                                 (developers and
                                                                 operators of radio
                                                                 stations) since 1987



-------------------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.




                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                   Director       Since 1998    Dean of Yale School     54           Director of
Box 208200                                                       of Management and                    Aetna, Inc.;
New Haven, Connecticut  06520-8200                               William S. Beinecke                  Director of
Age: 56                                                          Professor in the                     Calpine Energy
                                                                 Practice of                          Corporation;
                                                                 International Trade                  Director of
                                                                 and Finance;                         CarMax Group
                                                                 Undersecretary of                    (used car dealers)
                                                                 Commerce for
                                                                 International Trade
                                                                 from November 1993 to
                                                                 October 1995;
                                                                 Professor at Columbia
                                                                 University from
                                                                 September 1992 to
                                                                 November 1993

Peter F. Krogh                      Director       Since 2001    Dean Emeritus and       54           Member of Board
301 ICC                                                          Distinguished                        of The Carlisle
Georgetown University                                            Professor of                         Companies Inc.;
Washington, DC 20057                                             International Affairs                Member of
Age: 65                                                          at the Edmund A.                     Selection
                                                                 Walsh School of                      Committee for
                                                                 Foreign Service,                     Truman Scholars
                                                                 Georgetown                           and Henry Luce
                                                                 University; Moderator                Scholars;  Senior
                                                                 of PBS foreign                       Associate of
                                                                 affairs television                   Center for
                                                                 series                               Strategic and




                                       38





                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations

James S. Pasman, Jr.                Director       Since 2000    Currently retired;      54           Director of
c/o Credit Suisse Asset                                          President and Chief                  Education
Management, LLC                                                  Operating Officer of                 Management Corp.;
466 Lexington Avenue                                             National InterGroup,                 Director of
New York, New York                                               Inc. (holding                        Credit Suisse
10017-3147                                                       company) from April                  Asset Management
Age: 72                                                          1989 to March 1991;                  Income Fund,
                                                                 Chairman of Permian                  Inc.; Trustee of
                                                                 Oil Co. from April                   Credit Suisse
                                                                 1989 to March 1991                   High Yield Bond
                                                                                                      Fund; Trustee of
                                                                                                      Deutsche VIT
                                                                                                      Funds (overseeing
                                                                                                      3 portfolios)

Steven N. Rappaport                 Director       Since 2000    Partner of Lehigh       54           Director of The
Lehigh Court, LLC                                                Court, LLC since July                First Israel
40 East 52nd Street                                              2002; President of                   Fund, Inc.
New York, New York 10022                                         SunGard Securities
Age: 54                                                          Finance, Inc., from
                                                                 2001 to July 2002;
                                                                 President of Loanet,
                                                                 Inc. (on-line
                                                                 accounting service)
                                                                 from 1995 to 2001;
                                                                 Director, President,
                                                                 North American
                                                                 Operations, and
                                                                 former Executive Vice
                                                                 President from 1992 to
                                                                 1993 of Worldwide
                                                                 Operations of Metallurg
                                                                 Inc. (manufacturer of
                                                                 specialty metals and
                                                                 alloys); Executive Vice
                                                                 President, Telerate,
                                                                 Inc. (provider of real-
                                                                 time information to the
                                                                 capital markets) from
                                                                 1987 to 1992; Partner in
                                                                 the law firm of
                                                                 Hartman & Craven until
                                                                 1987




                                       39





                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

William W. Priest(2)                Director       Since 1999    Senior Partner and      54           Director of The
Steinberg Priest & Sloane                                        Fund Manager,                        Brazilian Equity
Capital Management                                               Steinberg Priest &                   Fund, Inc.; The
12 East 49th Street                                              Sloane Capital                       Chile Fund, Inc.;
12th Floor                                                       Management since                     The Emerging
New York, New York 10017                                         March 2001; Chairman                 Markets
Age: 61                                                          and Managing Director                Telecommunications
                                                                 of



----------
(2) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February 2001.




                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
                                                                 CSAM from 2000 to                    Fund, Inc.; The
                                                                 February 2001, Chief                 First Israel
                                                                 Executive Officer and                Fund, Inc.; The
                                                                 Managing Director of                 Latin America CSAM
                                                                                                      from 1990 to 2000
                                                                                                      Equity Fund, Inc.;
                                                                                                      The Indonesia Fund,
                                                                                                      Inc.; and Credit
                                                                                                      Suisse Asset
                                                                                                      Management Income
                                                                                                      Fund, Inc.

OFFICERS

Laurence R. Smith                   Chairman       Since 2002    Managing Director and
Credit Suisse Asset                                              Global Chief
Management, LLC                                                  Investment Officer of
466 Lexington Avenue                                             CSAM; acting Chief
New York, New York 10017-3147                                    Executive Officer of
Age:  44                                                         CSAM Americas;
                                                                 Associated with J.P.
                                                                 Morgan Investment
                                                                 Management from
                                                                 1981 to 1999;
                                                                 Officer of other
                                                                 Credit Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment companies




                                       41





                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Hal Liebes, Esq.                    Vice           Since 1999    Managing Director and   --           --
Credit Suisse Asset Management,     President                    Global General
LLC                                 and Secretary                Counsel of CSAM;
466 Lexington Avenue                                             Associated with
New York, New York 10017-3147                                    Lehman Brothers, Inc.
Age:  38                                                         from 1996 to 1997;
                                                                 Associated with
                                                                 CSAM from 1995
                                                                 to 1996; Associated
                                                                 with CS First Boston
                                                                 Investment Management
                                                                 from 1994 to 1995;
                                                                 Associated with
                                                                 Division of
                                                                 Enforcement,
                                                                 U.S. Securities
                                                                 and Exchange
                                                                 Commission from
                                                                 1991 to 1994;
                                                                 Officer of CSAMSI,
                                                                 other Credit Suisse
                                                                 Funds and other
                                                                 CSAM-advised
                                                                 investment companies

Michael A. Pignataro                Treasurer      Since 1999    Director and           --           --
Credit Suisse Asset Management,     and Chief                    Director of Fund
LLC                                 Financial                    Administration of
466 Lexington Avenue                Officer                      CSAM; Associated with
New York, New York 10017-3147                                    CSAM since 1984;
Age:  43                                                         Officer of other
                                                                 Credit




                                       42





                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
                                                                 Suisse Funds and
                                                                 other CSAM-advised
                                                                 investment companies

Gregory N. Bressler, Esq.           Assistant      Since 2000    Vice President and      --           --
Credit Suisse Asset Management,     Secretary                    Legal Counsel of CSAM
LLC                                                              since January 2000;
466 Lexington Avenue                                             Associated with the
New York, New York 10017-3147                                    law firm of Swidler
Age:  36                                                         Berlin Shereff
                                                                 Friedman LLP from
                                                                 1996 to 2000; Officer
                                                                 of other Credit
                                                                 Suisse Funds and
                                                                 other CSAM-advised
                                                                 investment companies

Kimiko T. Fields, Esq.              Assistant      Since 2002    Assistant Vice         --           --
Credit Suisse Asset Management,     Secretary                    President and Legal
LLC                                                              Counsel of CSAM since
466 Lexington Avenue                                             December 2000;
New York, New York 10017-3147                                    Assistant Vice
Age:  38                                                         President,
                                                                 Institutional
                                                                 Marketing Department,
                                                                 CSAM from January
                                                                 2000 to December
                                                                 2000; Marketing
                                                                 Associate,
                                                                 International




                                       43





                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
                                                                 Equity Department,
                                                                 Warburg Pincus Asset
                                                                 Management, Inc. from
                                                                 January 1998 to
                                                                 January 2000;
                                                                 self-employed
                                                                 author and
                                                                 consultant,
                                                                 from January 1996 to
                                                                 December 1997;
                                                                 Officer of other
                                                                 Credit Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment companies

Rocco A. DelGuercio                 Assistant      Since 1999    Vice President and      --           --
Credit Suisse Asset Management,     Treasurer                    Administrative
LLC                                                              Officer of CSAM;
466 Lexington Avenue                                             Associated with CSAM
New York, New York 10017-3147                                    since June 1996;
Age:  38                                                         Assistant Treasurer,
                                                                 Bankers Trust Co. --
                                                                 Fund Administration
                                                                 from March 1994 to
                                                                 June 1996; Mutual
                                                                 Fund Accounting
                                                                 Supervisor, Dreyfus
                                                                 Corporation from
                                                                 April 1987




                                       44





                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
                                                                 to March 1994;
                                                                 Officer of other
                                                                 Credit Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment companies

Joseph Parascondola                 Assistant      Since 2000    Assistant Vice          --           --
Credit Suisse Asset Management,     Treasurer                    President - Fund
LLC                                                              Administration of
466 Lexington Avenue                                             CSAM since April
New York, New York 10017-3147                                    2000; Assistant Vice
Age:  38                                                         President, Deutsche
                                                                 Asset Management from
                                                                 January 1999 to April
                                                                 2000; Assistant Vice
                                                                 President, Weiss,
                                                                 Peck & Greer LLC from
                                                                 November 1995 to
                                                                 December 1998;
                                                                 Officer of other
                                                                 Credit Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment companies

Robert M. Rizza                     Assistant      Since 2002    Assistant Vice          --           --
Credit Suisse Asset Management,     Treasurer                    President of CSAM
LLC                                                              (January 2001 to
466 Lexington Avenue                                             present);
New York, NY 10017                                               Administrative
Age: 36                                                          Officer of CSAM
                                                                 (March 1998 to




                                       45





                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                    POSITION(S)    OFFICE(1)     PRINCIPAL               COMPLEX      OTHER
                                    HELD WITH      AND LENGTH OF OCCUPATION(S) DURING    OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE               FUND           TIME SERVED   PAST FIVE YEARS         BY DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
                                                                 December 2000);
                                                                 Assistant Treasurer
                                                                 of Bankers Trust Co.
                                                                 (April 1994 to March
                                                                 1998); Officer of
                                                                 other Credit Suisse
                                                                 Funds and other
                                                                 CSAM-advised
                                                                 investment companies



OWNERSHIP IN SECURITIES OF THE FUNDS AND FUND COMPLEX

          As reported to the Funds, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2001.




                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         SECURITIES IN THE FUND(*,3)            INVESTMENT COMPANIES(*,3)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                       International Fund:  A                 E
                                         Fixed Income Fund:  A
                                         High Yield Fund:  A
                                         International Fund:  A



----------
(3) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.



                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         SECURITIES IN THE FUND(*,3)            INVESTMENT COMPANIES(*,3)
------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                            International Fund:  A
                                         Fixed Income Fund:  A                  E
                                         High Yield Fund:  A

Jeffrey E. Garten                        International Fund:  A                 A
                                         Fixed Income Fund:  A
                                         High Yield Fund:  A

Peter F. Krogh                           International Fund:  A                 D
                                         Fixed Income Fund:  A
                                         High Yield Fund:  A

James S. Pasman, Jr.                     International Fund:  C                 D
                                         Fixed Income Fund:  A
                                         High Yield Fund:  A

Steven N. Rappaport                      International Fund:  A                 D
                                         Fixed Income Fund:  A
                                         High Yield Fund:  B
INTERESTED DIRECTOR

William W. Priest                        International Fund:  A
                                         Fixed Income Fund:  A
                                         High Yield Fund:  A



-------------------
*        Key to Dollar Ranges:
          A.      None
          B.      $1 - $10,000
          C.      $10,000 - $50,000
          D.      $50,000 - $100,000

         E.       Over $100,000

          COMMITTEES AND MEETINGS OF DIRECTORS

          Each Fund has an Audit Committee, a Nominating Committee and a Valuation Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport. The Valuation Committee consists of at least two Directors, at least one of whom is an Independent Director.

          In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its Adviser and affiliates by the independent public accountants. The Audit Committee met four times during the fiscal year ended August 31, 2002.

          The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee met twice during the fiscal year ended August 31, 2002.

          The Valuation Committee reviews and approves the valuation of all fair valued securities whose fair valuations individually change the net asset value of a Fund by greater than 1%. In conducting this review, the Valuation Committee shall review and discuss an updated fair valuation summary with appropriate representatives of CSAM. The Valuation Committee did not meet during the fiscal year ended August 31, 2002.

          No employee of CSAM, State Street Bank and Trust Company and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

DIRECTORS' TOTAL COMPENSATION FOR FISCAL YEAR ENDED AUGUST 31, 2002




                                INTERNATIONAL                                          ALL INVESTMENT COMPANIES
      NAME OF DIRECTOR              FUND        FIXED INCOME FUND   HIGH YIELD FUND    IN THE CSAM FUND COMPLEX*
----------------------------------------------------------------------------------------------------------------
William W. Priest**                 None              None               None                    None
Richard H. Francis                 $3,313            $2,813             $2,813                  $106,708
Jack W. Fritz                      $3,063            $2,563             $2,563                   $97,124
Jeffrey E. Garten                  $3,063            $2,813             $2,813                  $100,250
Peter F. Krogh                     $3,313            $2,813             $2,813                  $101,850
James S. Pasman, Jr.               $3,313            $2,813             $2,813                  $106,350
Steven N. Rappaport                $3,463            $2,963             $2,963                  $113,295




* Each Director serves as a Director or Trustee of 54 investment companies and portfolios in the CSAM Fund Complex.


** Mr. Priest has been an employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.


          As of November 15, 2002, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Shares.

          INVESTMENT ADVISORY AGREEMENTS. CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and each Fund (each an "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of September 30, 2002, CSAM employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

          The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

          Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

          Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          Each Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the International, Fixed Income and High Yield Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of .80%, .375% and .70% of such Fund's average daily net assets, respectively. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund.

          For the past three fiscal years ended August 31, the Funds paid CSAM advisory fees, and CSAM waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements as follows:

AUGUST 31, 2002




              FUND                          FEES PAID                    WAIVERS                REIMBURSEMENTS
              ----                        (AFTER WAIVERS)                -------                --------------
                                          ---------------
International                               $1,732,357                         0                      0
Fixed Income                                $1,524,721                  $216,189                      0
High Yield                                  $  420,970                  $269,003                      0



AUGUST 31, 2001




              FUND                          FEES PAID                    WAIVERS                REIMBURSEMENTS
              ----                        (AFTER WAIVERS)                -------                --------------
                                          ---------------

International                              $2,705,262                           0                    0
Fixed Income                               $1,425,975                    $271,292                    0
High Yield                                 $  396,171                    $312,898                    0



AUGUST 31, 2000




              FUND                          FEES PAID                    WAIVERS                REIMBURSEMENTS
              ----                        (AFTER WAIVERS)                -------                --------------
                                          ---------------

International                              $4,796,915                          0                     0
Fixed Income                               $  966,751                   $431,351                     0
High Yield                                 $  335,401                   $512,979                     0



          INTERNATIONAL FUND--SUB-ADVISORY AGREEMENTS. International Fund has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K."), CSAM's Japanese affiliate ("CSAM Japan") and CSAM's Australian affiliate ("CSAM Australia"), each of which is named Credit Suisse Asset Management Limited (each of CSAM U.K., CSAM Japan and CSAM Australia may be referred to as a "Sub-Adviser").

          Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the International Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Each Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

          CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $47.4 billion in assets.

          CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment advisers under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026, Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $8.7 billion in assets.

          CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and as of September 30, 2002 managed approximately $11.7 billion in assets.

          Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the International Fund) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the International Fund and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the International Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended August 31, 2002, the portion of the fees allocable to International Fund for CSAM U.K. and CSAM Japan were $1,146 and $1,151, respectively.

          Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the International Fund) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the International Fund and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to the

International Fund is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreements with CSAM U.K. and CSAM Australia. No fees were allocated to International Fund during the fiscal year ended August 31, 2002.

          Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          BOARD APPROVAL OF ADVISORY AGREEMENTS. In approving the Advisory Agreement, the Board of Directors of each Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Directors also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the

Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          In approving each of the Sub-Advisory Agreements with CSAM U.K., CSAM Japan and CSAM Australia, the Board of the International Fund considered various matters and materials provided by CSAM, CSAM U.K., CSAM Japan and CSAM Australia. The Board considered, primarily, the benefits to the International Fund of retaining CSAM's United Kingdom, Japanese and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K., CSAM Japan and CSAM Australia would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the International Fund to obtain best price and execution on trades in international markets. The Board of the International Fund also carefully considered the particular expertise of CSAM U.K., CSAM Japan and CSAM Australia in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K., CSAM Japan and CSAM Australia. In addition, the Board of the International Fund took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K., CSAM Japan and CSAM Australia would be paid by CSAM, not the International Fund, and, accordingly, that the retention of CSAM U.K., CSAM Japan and CSAM Australia would not increase the fees or expenses otherwise incurred by the International Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board of the International Fund concluded that each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          Each Fund's Advisory Agreement has inadvertently terminated due to an administrative oversight. The Board of Directors of each Fund has approved a new investment advisory agreement with CSAM that is substantially identical to the lapsed Advisory Agreement and has recommended that the new agreement be presented to Fund shareholders for their approval. The Board of each Fund also approved CSAM's retention of advisory fees paid or payable to it from the date the Advisory Agreement terminated until shareholder approval of these fees is obtained.

          ADMINISTRATION AGREEMENTS. CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets, except the Funds do not compensate CSAMSI for its services to the Institutional shares under the CSAMSI Co-Administration Agreements.

          During the fiscal year ended August 31, 2002, CSAMSI did not receive fees from any of the Funds under the CSAMSI Co-Administration Agreements. For the fiscal year ended August 31, 2001, CSAMSI was paid $634 (after waivers) and waived $2,536 in fees with respect to the High Yield Fund. For the fiscal year ended August 31, 2000, the International, Fixed Income and High Yield Funds paid CSAMSI $853, $2 and $1,968, respectively, for its co-administrative services and CSAMSI waived co-administrative fees of $8 and $7,874 for the Fixed Income Fund and High Yield Fund, respectively.

          State Street became co-administrator to each Fund on June 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. For the period from June 1, 2002 through August 31, 2002, the International, Fixed Income and High Yield Funds paid State Street fees under the State Street Co-Administration Agreement of $39,083, $76,670 and $21,729, respectively.

          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to each Fund prior to June 1, 2002. PFPC received fees for its services calculated on each Fund's average daily net assets, as follows:




              FUND                                                    ANNUAL RATE
--------------------------------------------------------------------------------------------------
International                                             .08% for the first $500 million in assets

                                                          .07% for the next $1 billion

                                                          .06% for assets in excess of $1.5 billion

Fixed Income and High Yield                               .07% of the first $150 million in assets

                                                          .06% for the next $150 million

                                                          .05% for assets in excess of $300 million



          For the fiscal years ended August 31, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

FOR THE PERIOD FROM SEPTEMBER 1, 2001 THROUGH MAY 31, 2002




              FUND                          FEES PAID                    WAIVERS                REIMBURSEMENTS
              ----                        (AFTER WAIVERS)                -------                --------------
International                                $131,616                         0                       0
Fixed Income                                 $216,610                         0                       0
High Yield                                   $ 70,012                         0                       0




                                       55




AUGUST 31, 2001




                                           FEES PAID
              FUND                      (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
-------------------------------------------------------------------------------------------------------------
        International                        $336,378                         0                       0
         Fixed Income                        $301,155                         0                       0
          High Yield                         $108,858                         0                       0



          Prior to November 1, 1999, Counsellors Funds Service, Inc. ("Counsellors Service") served as a co-administrator to each Fund. For the fiscal year ended August 31, 2000, the Funds paid PFPC and Counsellors Service administration fees, and PFPC and Counsellors Service waived fees and/or reimbursed expenses as follows:




                      PFPC                                                 COUNSELLORS SERVICE
------------------------------------------------------------------------------------------------------------------------
                    FEES PAID                                                   FEES PAID
                     (AFTER                                                      (AFTER
     FUND           WAIVERS)      WAIVERS     REIMBURSEMENTS      FUND          WAIVERS)      WAIVERS    REIMBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
International       $742,845             0            0       International        $764             0             0
Fixed Income        $277,178             0            0       Fixed Income         $  2        $    8             0
High Yield          $118,248       $27,482            0       High Yield           $438        $1,750             0



          Each Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for these Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in an affiliated fund (the "Portfolio"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Portfolio will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

          CODE OF ETHICS. Each Fund, CSAM, CSAM U.K., CSAM Japan and CSAM Australia and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

          The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.


          CUSTODIAN AND TRANSFER AGENT. State Street acts as the custodian for each Fund and also acts as the custodian for each Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Directors concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc. ("BFDS") serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

          ORGANIZATION OF THE FUNDS. Each Fund is a non-diversified, open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1998. On May 11, 2000, the International Fund changed its name from "Warburg, Pincus International Growth Fund, Inc." to "Credit Suisse Institutional International Growth Fund, Inc.", and on July 2, 2001, the International Fund further changed its name to "Credit Suisse Institutional International Fund, Inc." On May 11, 2000, the Fixed Income Fund changed its name from "Warburg, Pincus U.S. Core Fixed Income Fund, Inc." to "Credit Suisse Institutional U.S. Core Fixed Income Fund, Inc.", and on July 2, 2001, the Fixed Income Fund further changed its name to "Credit Suisse Institutional Fixed Income Fund, Inc." On December 27, 2000, the High Yield Fund changed its name from "Warburg, Pincus High Yield Fund, Inc." to "Credit Suisse Institutional High Yield Fund, Inc."

          Each Fund's charter (with the exception of the International Fund) authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares and one billion shares are designated Advisor Shares. The International Fund's charter authorizes the board to issue six billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Advisor Shares, one billion shares are designated Institutional Shares, one billion shares are designated Class A Shares, one billion shares are designated Class B Shares, and one billion shares are designated Class C Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

          The International, Fixed Income and High Yield Funds currently offer only Institutional shares. The Class A shares of International Fund ceased operations on August 29, 2002 and the Class B and Class C shares of Institutional Fund ceased operations on October 23, 2002.


          Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.


          Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions and automatic transactions). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.CreditSuisseFunds.com.


          DISTRIBUTION AND SHAREHOLDER SERVICING.


          DISTRIBUTOR. CSAMSI serves as distributor for each Fund's Institutional shares. CSAMSI offers each Fund's Institutional shares on a continuous basis. No compensation is payable to CSAMSI for distribution services for each Fund's Institutional Class. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.


                               EXCHANGE PRIVILEGE


          An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. An Institutional shareholder may exchange Institutional shares of a Fund for Institutional shares of another Credit Suisse Fund at their respective net asset values. If you became an Institutional Class shareholder as a result of conversion of your Common Class shares of a Credit Suisse Fund, you may be able to exchange your Fund shares for Common Class shares of other Credit Suisse Funds. Not all Credit Suisse Funds offer all classes of shares.


          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-222-8977.


          The Funds reserve the right to refuse exchange purchases at any time and by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

          THE FUNDS AND THEIR INVESTMENTS. Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.


          As a regulated investment company, a Fund will not be subject to United States federal income tax on its net investment income (I.E., income other than its net realized long- term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (I.E., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), and its net tax-exempt interest income for the taxable year is distributed (the "Distribution Requirement"), but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amount as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").


          The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gains retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


          A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          A Fund's investments in zero-coupon securities, if any, may create special tax consequences. Zero-coupon securities do not make interest payments, although a portion of the difference between a zero-coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders that are substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero-coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

          "Constructive sale" provisions apply to activities by a Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

          SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

          STRADDLES. Options transactions that a Fund may enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.


          OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (I.E., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

          Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

          FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.


          Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his shares.

          PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), such Fund may be subject to federal income tax and a deferral interest charge on any "excess distribution" received with respect to such shares or on any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of being subject to the foregoing tax consequences, a Fund may elect to have its investment in certain PFICs taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF.

Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          A Fund may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The IRS has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the IRS has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The IRS has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the IRS on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.


          FOREIGN TAXES. Dividends and interest received by the Funds on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their own taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their own U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

          FUND TAXES ON SWAPS. As a result of entering into index swaps, the Funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

          DIVIDENDS AND DISTRIBUTIONS. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder of such Fund, be treated as a tax-free return of capital, to the extent of the shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

          Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.


          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

          If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.


          BACKUP WITHHOLDING. A Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.


          NOTICES. Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

          OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.


                          DETERMINATION OF PERFORMANCE


     From time to time, a Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. The net asset value per share of Institutional Shares is listed in THE WALL STREET JOURNAL each business day under "Credit Suisse Institutional Funds." Current total return figures may be obtained by calling CSAM Institutional Shares at 800-222-8977.

          AVERAGE ANNUAL TOTAL RETURN. Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                    n
                              P(1+T)  = ERV

      Where:     T  =  average annual total return;
               ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                  P = hypothetical initial payment of $1,000; and n = period covered by the computation, expressed in years.


          Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return =     [(ERV) - l]
                                P


          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

          The average annual total returns for each Fund for the periods ended August 31, 2002 were as follows:




        FUND               1 YEAR          3 YEAR (ANN.)       5 YEAR (ANN.)           SINCE INCEPTION (ANN.)
-------------------------------------------------------------------------------------------------------------
International             -20.35%            -14.77%              -3.82%              2.97%         (09/30/92)
Fixed Income               -2.92%              5.31%               5.20%              6.32%         (03/31/94)
High Yield                 -6.88%             -3.66%              -1.03%              4.57%         (02/26/93)



          The aggregate total returns for each Fund for the period ended August 31, 2002 since inception were as follows:




                    FUND                                AGGREGATE RETURN                     INCEPTION DATE
-------------------------------------------------------------------------------------------------------------
International                                                19.62%                             09/30/92
Fixed Income                                                 67.50%                             03/31/94
High Yield                                                   53.01%                             02/26/93


          Performance information provided above reflects the performance of each Fund's predecessor, the Institutional Shares of the corresponding investment portfolio of the RBB Fund, Inc.

          YIELD. Certain Funds may advertise a 30-day (or one month) yield. Such yields are calculated in accordance with the method prescribed by the SEC for mutual funds:


                                        6
                    YIELD = 2[(a - b +1)  - 1]
                               ----
                                cd

Where:      a =    dividends and interest earned by a Fund during the period;
            b =    expenses accrued for the period (net of reimbursements);
            c =    average daily number of shares outstanding during the period, entitled to receive dividends; and
            d =    maximum offering price per share on the last day of the
                   period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

          With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.


          Based on the foregoing calculation, the yields for the Institutional Shares of the following Funds for the 30-day period ended August 31, 2002 were as follows:




                            30-DAY YIELD                    30-DAY YIELD
     FUND                  (WITH WAIVER)                  (WITHOUT WAIVER)
--------------------------------------------------------------------------

     Fixed Income               5.13%                           5.00%
     High Yield                12.79%                          12.19%



          AFTER-TAX RETURN. From time to time the Funds may include after-tax performance information in advertisements. To the extent the Funds include such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

                                        n
                                P(1 + T)  = ATV
                                               D

Where:       P =  a hypothetical initial payment of $1,000.
             T =  average annual total return (after taxes on distributions).
             n =  number of years.
          ATV  = ending value of a hypothetical $1,000 investment made at the
             D beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption.

The average annual total returns (after taxes on distributions) for each Fund for the periods ended August 31, 2002 were as follows:




        FUND               1 YEAR              3 YEAR             5 YEAR               SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
International              -20.35%            -18.85%             -7.66%               0.57%        9/30/92
Fixed Income                -5.87%              2.42%              2.36%               3.54%        3/31/94
High Yield                 -10.67%             -7.64%             -4.78%               1.01%        2/26/93



AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

                           n
                   P(1 + T)  = ATV
                                  DR

Where:      P =  a hypothetical initial payment of $1,000.
            T =  average annual total return (after taxes on distributions and redemption).
            n =  number of years.
        ATV   =  ending value of a hypothetical $1,000 investment made at the
           DR    beginning of the 1-, 5- or 10-year period at the end of the 1-,
                 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund for the periods ended August 31, 2002 were as follows:




        FUND               1 YEAR              3 YEAR             5 YEAR               SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
International              -12.49%            -11.48%             -3.05%               2.28%             9/30/92
Fixed Income                -1.71%              2.85%              2.78%               3.70%             3/31/94
High Yield                  -4.17%             -4.66%             -2.46%               2.02%             2/26/93



          The Funds' performance may be favorably affected by expense waivers and/or reimbursements. The performance information provided above has not been restated to adjust for the expense waivers and/or reimbursements. Had these expense adjustments been made, the performance information shown above would have been lower.

          GENERAL. The performance of a class of a Fund's shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return and yield are based on historical earnings and are not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, each Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time.

          Reference may be made in advertising Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

          Each Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Inc. or similar investment services that monitor the performance of mutual funds; (ii) MSCI EAFE Index, Lehman Brothers Aggregate Bond Index, CS First Boston High Yield Index (developed countries only) or Salomon Smith Barney High Yield Market Index; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. Each Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC., INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, MUTUAL FUND MAGAZINE, SMARTMONEY, THE WALL STREET JOURNAL and WORTH. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of its shares to those of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

          In reports or other communications to investors or in advertising, a Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, the Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market industry benchmarks. The Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2100 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


          Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS


          As of November 15, 2002, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:




                                                                                                    PERCENT
                                                                                                  OWNED AS OF
FUND                                   NAME AND ADDRESS                                        NOVEMBER 15, 2002
----------------------------------------------------------------------------------------------------------------
International Fund -                   Northern Trust Company TTEE*                                47.40%
Institutional                          FBO Tyco International Ltd.
                                       A/C # 22-07149
                                       P.O. Box 92956
                                       Chicago, IL  60675-2956

                                       TBG Commingled Trust*                                       12.85%
                                       1350 Avenue of the Americas, Ste. 840
                                       New York, NY  10019-4702

                                       Northern Marianas Island                                     8.90%
                                       Retirement Fund*
                                       First Floor Nauru Bldg.
                                       P.O. Box 1247
                                       Saipan, MP  96950-1247

                                       DCA Food Industries Inc.                                     6.27%
                                       100 East Grand Avenue
                                       Beloit, WI  53511-6255

                                       Butler University                                            5.37%
                                       4600 Sunset Avenue
                                       Indianapolis, IN  46208-3487

Fixed Income Fund--                    Fidelity Investments Institutional                          33.01%
Institutional                          Operations Co. Inc. (FIIOC) as agent
                                       FOR CREDIT SUISSE FIRST BOSTON
                                       EMPLOYEES SAVINGS PSP*
                                       100 Magellan Way #KWIC
                                       Covington, KY 41015




                                       72





                                                                                                    PERCENT
                                                                                                  OWNED AS OF
FUND                                   NAME AND ADDRESS                                        NOVEMBER 15, 2002
----------------------------------------------------------------------------------------------------------------
                                       Northern Trust Company*                                     31.76%
                                       FBO Norvartis Investment
                                       Plan & Trust
                                       A/c#03-12360
                                       P O Box 92956
                                       Chicago, IL 60675-2956

                                       Huntington Hospital Pension Plan                             8.73%
                                       270 Park Ave
                                       Huntington, NY  11743-2799

                                       DCA Food Industries Inc.                                     5.79%
                                       100 East Grand Avenue
                                       Beloit, WI  53511-6255

High Yield Fund--                      Advantus Capital Mgmt Inc*                                  55.04%
Institutional                          400 Robert St. N
                                       Saint Paul, MN  55101-2015

                                       Fidelity Investments Institutional                          15.44%
                                       Operations Co Inc as Agent for
                                       Certain Employee Benefits Plan*
                                       100 Magellan Way # KWIC
                                       Covington, KY  41015-1999



* Each Fund believes that these entities are not the beneficial owners of shares held of record by them.

                              FINANCIAL STATEMENTS


          Each Fund's audited financial report dated August 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual report upon request by calling Credit Suisse Funds at 800-222-8977.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.

          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE INSTITUTIONAL FUND

ANNUAL REPORT

OCTOBER 31, 2002

CREDIT SUISSE INSTITUTIONAL FUND, INC.

- - INTERNATIONAL FOCUS PORTFOLIO

MORE COMPLETE INFORMATION ABOUT THE FUND AND THE PORTFOLIO, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE INSTITUTIONAL FUND, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT
466 LEXINGTON AVE., NEW YORK, NY 10017-3147. CREDIT SUISSE INSTITUTIONAL FUND IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2002

                                                                December 2, 2002

Dear Shareholder:

   For the 12 months ended October 31, 2002, Credit Suisse Institutional Fund, Inc. -- International Focus Portfolio (the "Portfolio")(1) was down 11.56%, vs. a decline of 10.88% for the MSCI All Country World Free Ex-USA Index.(2)

   The Portfolio's fiscal year was a challenging time for non-U.S. equities. As represented by its benchmark, foreign stocks rose modestly in November, weathered some turbulence in December through February, and had a generally positive tone in March through mid-May. They benefited mainly from improving perceptions about economic growth in the U.S. and globally, as well as the absence in Europe and Asia of the kind of accounting irregularities and corporate governance issues that were hurting the U.S. market.

   Aggregate share prices declined for most of the fiscal year thereafter, however, as the economic picture worsened and expectations about the timing and pace of a global economic recovery became less optimistic. Other factors that contributed to poor investor sentiment included the lack of meaningful improvement in the outlook for corporate profitability; the diminishing likelihood that global corporate spending, particularly on technology and telecom infrastructure, would rebound; instability in the Middle East and South Asia; and rising anxiety about a potential war with Iraq.

   Most individual developed markets fared poorly amidst the conditions we have described. The best performers (i.e., as denominated in U.S. dollars) were non-Japan Asian countries like New Zealand, Singapore and Australia, while virtually all European countries ended the year in decidedly negative territory.

   The Portfolio underperformed the broad universe of non-U.S. equities (as represented by its benchmark) primarily as a result of our holdings in consumer-oriented, energy and health care companies.

   The most favorable contributions to the Portfolio's overall return came from effective stock selection in financial services, telecommunications, technology and basic materials companies. Viewed geographically, performance compared to the benchmark was best in South Korea, France, Sweden, Norway and Ireland; and least beneficial in the U.K., Canada, Switzerland, Denmark and the Netherlands.

   Looking ahead, we continue to position the Portfolio in what we believe are reasonably valued businesses that are well-situated to grow in the current environment. Valuations and growth prospects appear attractive to us in a number of areas. The industries in which the portfolio is most heavily invested at present are financial services (notably banks in Europe and non-Japan Asia); industrials (in Europe); and technology (in which we own a carefully chosen group of market leaders whose valuations we consider to be historically low). On a geographical level, we favor Europe and non-Japan Asia at the expense of Japan.

Vincent J. McBride,            Nancy Nierman,           Todd Jacobson,
Co-Portfolio Manager           Co-Portfolio Manager     Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THE PORTFOLIO'S 15 LARGEST HOLDINGS MAY ACCOUNT FOR 40% OR MORE OF THE PORTFOLIO'S ASSETS. AS A RESULT OF THIS STRATEGY, THE PORTFOLIO MAY BE SUBJECT TO GREATER VOLATILITY THAN A FUND THAT INVESTS IN A LARGER NUMBER OF ISSUERS.

[CHART]

         COMPARISON OF CHANGE IN VALUE OF $3,000,000 INVESTMENT IN THE
    CREDIT SUISSE INSTITUTIONAL FUND, INC.-- INTERNATIONAL FOCUS PORTFOLIO(1)
               AND THE MSCI ALL COUNTRY WORLD FREE EX-USA INDEX(2)
                           FOR TEN YEARS. (UNAUDITED)

         CREDIT SUISSE INSTITUTIONAL FUND, INC. -                    MSCI ALL COUNTRY
      INTERNATIONAL FOCUS PORTFOLIO(1) -- $4,786,500     WORLD FREE EX - USA INDEX(2) -- $4,512,673
10/92                                     $ 3,000,000                                     $ 3,000,000
11/92                                     $ 3,068,820                                     $ 3,016,602
12/92                                     $ 3,130,626                                     $ 3,041,788
 1/93                                     $ 3,193,677                                     $ 3,041,435
 2/93                                     $ 3,253,526                                     $ 3,134,515
 3/93                                     $ 3,477,174                                     $ 3,392,608
 4/93                                     $ 3,685,248                                     $ 3,692,270
 5/93                                     $ 3,751,361                                     $ 3,774,464
 6/93                                     $ 3,669,465                                     $ 3,729,291
 7/93                                     $ 3,801,759                                     $ 3,853,245
 8/93                                     $ 4,056,887                                     $ 4,060,045
 9/93                                     $ 4,041,151                                     $ 3,976,578
10/93                                     $ 4,249,018                                     $ 4,120,411
11/93                                     $ 4,179,725                                     $ 3,806,609
12/93                                     $ 4,770,250                                     $ 4,103,509
 1/94                                     $ 5,232,614                                     $ 4,440,978
 2/94                                     $ 5,120,972                                     $ 4,407,395
 3/94                                     $ 4,700,108                                     $ 4,205,523
 4/94                                     $ 4,808,551                                     $ 4,348,191
 5/94                                     $ 4,971,175                                     $ 4,349,652
 6/94                                     $ 4,910,614                                     $ 4,380,500
 7/94                                     $ 5,082,799                                     $ 4,451,727
 8/94                                     $ 5,309,176                                     $ 4,601,519
 9/94                                     $ 5,184,811                                     $ 4,487,613
10/94                                     $ 5,210,354                                     $ 4,608,235
11/94                                     $ 4,990,372                                     $ 4,385,943
12/94                                     $ 4,811,385                                     $ 4,375,680
 1/95                                     $ 4,402,307                                     $ 4,177,221
 2/95                                     $ 4,325,165                                     $ 4,154,363
 3/95                                     $ 4,600,076                                     $ 4,389,085
 4/95                                     $ 4,747,581                                     $ 4,560,299
 5/95                                     $ 4,747,549                                     $ 4,540,151
 6/95                                     $ 4,703,932                                     $ 4,477,347
 7/95                                     $ 4,995,634                                     $ 4,731,593
 8/95                                     $ 5,062,682                                     $ 4,567,421
 9/95                                     $ 5,176,663                                     $ 4,645,474
10/95                                     $ 5,062,682                                     $ 4,521,356
11/95                                     $ 5,133,077                                     $ 4,627,545
12/95                                     $ 5,288,110                                     $ 4,810,513
 1/96                                     $ 5,447,532                                     $ 4,876,595
 2/96                                     $ 5,454,443                                     $ 4,876,785
 3/96                                     $ 5,499,458                                     $ 4,967,567
 4/96                                     $ 5,832,131                                     $ 5,118,278
 5/96                                     $ 5,714,338                                     $ 5,041,417
 6/96                                     $ 5,794,058                                     $ 5,066,982
 7/96                                     $ 5,513,401                                     $ 4,898,530
 8/96                                     $ 5,555,025                                     $ 4,927,265
 9/96                                     $ 5,648,588                                     $ 5,049,623
10/96                                     $ 5,593,170                                     $ 4,999,062
11/96                                     $ 5,839,226                                     $ 5,191,915
12/96                                     $ 5,882,181                                     $ 5,131,793
 1/97                                     $ 5,864,185                                     $ 5,037,522
 2/97                                     $ 5,939,765                                     $ 5,129,900
 3/97                                     $ 5,903,754                                     $ 5,119,148
 4/97                                     $ 6,018,834                                     $ 5,162,318
 5/97                                     $ 6,436,174                                     $ 5,481,184
 6/97                                     $ 6,716,772                                     $ 5,783,608
 7/97                                     $ 6,932,647                                     $ 5,900,709
 8/97                                     $ 6,374,997                                     $ 5,436,523
 9/97                                     $ 6,673,552                                     $ 5,730,444
10/97                                     $ 5,939,602                                     $ 5,242,559
11/97                                     $ 5,784,872                                     $ 5,177,048
12/97                                     $ 5,730,726                                     $ 5,236,631
 1/98                                     $ 5,790,050                                     $ 5,393,274
 2/98                                     $ 6,197,097                                     $ 5,753,141
 3/98                                     $ 6,548,895                                     $ 5,951,923
 4/98                                     $ 6,703,030                                     $ 5,994,551
 5/98                                     $ 6,699,048                                     $ 5,885,846
 6/98                                     $ 6,497,478                                     $ 5,863,721
 7/98                                     $ 6,616,018                                     $ 5,919,455
 8/98                                     $ 5,663,518                                     $ 5,084,694
 9/98                                     $ 5,402,698                                     $ 4,977,285
10/98                                     $ 5,695,171                                     $ 5,498,645
11/98                                     $ 5,995,519                                     $ 5,794,143
12/98                                     $ 6,082,949                                     $ 5,993,768
 1/99                                     $ 6,110,892                                     $ 5,987,349
 2/99                                     $ 5,899,470                                     $ 5,853,292
 3/99                                     $ 6,138,777                                     $ 6,135,895
 4/99                                     $ 6,230,495                                     $ 6,442,794
 5/99                                     $ 6,019,043                                     $ 6,140,176
 6/99                                     $ 6,505,667                                     $ 6,422,317
 7/99                                     $ 6,884,590                                     $ 6,572,946
 8/99                                     $ 7,040,099                                     $ 6,595,748
 9/99                                     $ 7,179,677                                     $ 6,640,355
10/99                                     $ 7,518,777                                     $ 6,887,615
11/99                                     $ 8,324,440                                     $ 7,163,016
12/99                                     $ 9,592,277                                     $ 7,846,167
 1/00                                     $ 9,094,245                                     $ 7,420,403
 2/00                                     $ 9,872,606                                     $ 7,620,835
 3/00                                     $ 9,646,647                                     $ 7,907,638
 4/00                                     $ 8,792,898                                     $ 7,466,281
 5/00                                     $ 8,499,872                                     $ 7,275,293
 6/00                                     $ 8,751,007                                     $ 7,585,061
 7/00                                     $ 8,244,610                                     $ 7,285,610
 8/00                                     $ 8,604,456                                     $ 7,375,711
 9/00                                     $ 8,005,973                                     $ 6,966,581
10/00                                     $ 7,369,859                                     $ 6,745,155
11/00                                     $ 7,001,586                                     $ 6,442,540
12/00                                     $ 7,257,011                                     $ 6,662,559
 1/01                                     $ 7,383,499                                     $ 6,762,491
 2/01                                     $ 6,617,828                                     $ 6,227,105
 3/01                                     $ 6,065,256                                     $ 5,786,936
 4/01                                     $ 6,344,856                                     $ 6,180,523
 5/01                                     $ 6,245,001                                     $ 6,009,847
 6/01                                     $ 6,171,777                                     $ 5,779,352
 7/01                                     $ 6,065,260                                     $ 5,650,767
 8/01                                     $ 5,892,131                                     $ 5,510,424
 9/01                                     $ 5,199,706                                     $ 4,925,829
10/01                                     $ 5,412,755                                     $ 5,063,841
11/01                                     $ 5,665,739                                     $ 5,295,451
12/01                                     $ 5,812,219                                     $ 5,363,672
 1/02                                     $ 5,719,034                                     $ 5,133,962
 2/02                                     $ 5,732,328                                     $ 5,170,932
 3/02                                     $ 6,051,618                                     $ 5,473,307
 4/02                                     $ 6,038,305                                     $ 5,487,253
 5/02                                     $ 6,025,020                                     $ 5,547,026
 6/02                                     $ 5,785,225                                     $ 5,307,511
 7/02                                     $ 5,179,454                                     $ 4,790,267
 8/02                                     $ 5,199,759                                     $ 4,790,564
 9/02                                     $ 4,586,967                                     $ 4,282,908
10/02                                     $ 4,786,500                                     $ 4,512,673

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

               AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002(1)

       ONE YEAR         FIVE YEAR       TEN YEAR        SINCE INCEPTION
       --------         ---------       --------        ---------------
       (11.78%)          (7.22%)          4.08%               3.90%

                AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2002(1)

       ONE YEAR         FIVE YEAR       TEN YEAR        SINCE INCEPTION
       --------         ---------       --------        ---------------
       (11.56%)          (4.22%)          4.78%               4.30%

- ----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) Effective November 1, 2001, the Portfolio changed its benchmark index from the Morgan Stanley Capital International All Country World Ex-USA Index to the Morgan Stanley Capital International All Country World Free Ex-USA Index because the Morgan Stanley Capital International All Country World Ex-USA Index was discontinued as of October 31, 2001. The Morgan Stanley Capital All Country World Free Ex-USA Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the global developed and emerging markets, excluding the U.S. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO SCHEDULE OF INVESTMENTS
October 31, 2002

                                                                      NUMBER OF
                                                                        SHARES         VALUE
                                                                      ---------     ------------
COMMON STOCKS (91.7%)
AUSTRALIA (1.5%)
BANKS (1.5%)
    National Australia Bank, Ltd.                                       35,057      $    668,753
                                                                                    ------------
TOTAL AUSTRALIA                                                                          668,753
                                                                                    ------------

BRAZIL (1.6%)
METALS & MINING (1.6%)
    Companhia Vale do Rio Doce ADR*                                     13,180           347,293
    Companhia Vale do Rio Doce ADR Clase A*                             13,600           346,800
                                                                                    ------------
TOTAL BRAZIL                                                                             694,093
                                                                                    ------------

DENMARK (3.3%)
COMMERCIAL SERVICES & SUPPLIES (1.2%)
    ISS A/S*                                                            17,000           548,209
                                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
    TDC A/S                                                             43,758           944,613
                                                                                    ------------
TOTAL DENMARK                                                                          1,492,822
                                                                                    ------------

FINLAND (0.8%)
PAPER & FOREST PRODUCTS (0.8%)
    Stora Enso Oyj                                                      33,263           345,879
                                                                                    ------------
TOTAL FINLAND                                                                            345,879
                                                                                    ------------

FRANCE (11.3%)
AUTO COMPONENTS (1.5%)
    Compagnie Generale des Etablissements Michelin Class B              22,800           662,925
                                                                                    ------------
BANKS (2.1%)
    BNP Paribas SA                                                      23,650           942,928
                                                                                    ------------
CONSTRUCTION & ENGINEERING (2.2%)
    Vinci SA                                                            17,350           969,064
                                                                                    ------------
INSURANCE (3.4%)
    Axa                                                                102,190         1,525,089
                                                                                    ------------
OIL & GAS (2.1%)
    Total Fina Elf SA                                                    6,820           939,475
                                                                                    ------------
TOTAL FRANCE                                                                           5,039,481
                                                                                    ------------

GERMANY (2.8%)
AUTOMOBILES (1.4%)
    DaimlerChrysler AG                                                  18,600           640,090
                                                                                    ------------
ELECTRIC UTILITIES (1.4%)
    E.ON AG                                                             13,500           605,628
                                                                                    ------------
TOTAL GERMANY                                                                          1,245,718
                                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                        5

                                                                      NUMBER OF
                                                                        SHARES         VALUE
                                                                      ---------     ------------
COMMON STOCKS (CONTINUED)
HONG KONG (4.7%)
ELECTRIC UTILITIES (2.9%)
    Hongkong Electric Holdings, Ltd.                                   318,700      $  1,295,378
                                                                                    ------------
MEDIA (1.8%)
    Television Broadcasts, Ltd.                                        231,100           792,646
                                                                                    ------------
TOTAL HONG KONG                                                                        2,088,024
                                                                                    ------------

HUNGARY (2.3%)
BANKS (2.3%)
    OTP Bank                                                           117,000         1,036,119
                                                                                    ------------
TOTAL HUNGARY                                                                          1,036,119
                                                                                    ------------

IRELAND (3.9%)
BANKS (3.9%)
    Allied Irish Banks PLC                                              87,000         1,223,436
    Bank of Ireland                                                     47,000           535,710
                                                                                    ------------
TOTAL IRELAND                                                                          1,759,146
                                                                                    ------------

ITALY (2.2%)
INSURANCE (2.2%)
    Riunione Adriatica di Sicurta SpA (RAS)                             77,940           970,990
                                                                                    ------------
TOTAL ITALY                                                                              970,990
                                                                                    ------------

JAPAN (14.4%)
AUTOMOBILES (1.4%)
    Honda Motor Company, Ltd.                                           17,600           630,695
                                                                                    ------------
BEVERAGES (1.4%)
    Asahi Breweries, Ltd.                                               96,000           631,609
                                                                                    ------------
LEISURE & ENTERTAINMENT PRODUCTS (1.3%)
    Nintendo Company, Ltd.                                               6,300           606,827
                                                                                    ------------
MACHINERY (1.2%)
    NSK, Ltd.                                                          217,800           524,472
                                                                                    ------------
OFFICE ELECTRONICS (1.6%)
    Canon, Inc.                                                         19,000           701,026
                                                                                    ------------
PERSONAL PRODUCTS (1.6%)
    Shiseido Company, Ltd.                                              63,000           700,422
                                                                                    ------------
PHARMACEUTICALS (2.3%)
    Takeda Chemical Industries, Ltd.                                    24,300         1,009,640
                                                                                    ------------
REAL ESTATE (1.5%)
    Mitsui Fudosan Company, Ltd.                                        86,000           659,184
                                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                        6

                                                                      NUMBER OF
                                                                        SHARES         VALUE
                                                                      ---------     ------------
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
SPECIALTY RETAIL (2.1%)
    Yamada Denki Company, Ltd.                                          11,900      $    293,357
    Yamada Denki Company, Ltd. W/I*                                     27,200           659,428
                                                                                    ------------
                                                                                         952,785
                                                                                    ------------
TOTAL JAPAN                                                                            6,416,660
                                                                                    ------------

MEXICO (1.5%)
MEDIA (1.5%)
    Grupo Televisa SA ADR*                                              24,300           682,830
                                                                                    ------------
TOTAL MEXICO                                                                             682,830
                                                                                    ------------

NETHERLANDS (7.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
    Koninklijke (Royal) KPN NV*                                        124,400           788,450
                                                                                    ------------
MACHINERY (1.5%)
    IHC Caland NV                                                       14,694           651,916
                                                                                    ------------
OIL & GAS (2.6%)
    Royal Dutch Petroleum Co.                                           27,260         1,179,185
                                                                                    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.5%)
    ASML Holding NV*                                                    79,010           692,467
                                                                                    ------------
TOTAL NETHERLANDS                                                                      3,312,018
                                                                                    ------------

NORWAY (2.7%)
BANKS (2.7%)
    DnB Holding ASA                                                    259,400         1,196,464
                                                                                    ------------
TOTAL NORWAY                                                                           1,196,464
                                                                                    ------------

SINGAPORE (2.1%)
BANKS (2.1%)
    United Overseas Bank, Ltd.                                         126,317           958,640
                                                                                    ------------
TOTAL SINGAPORE                                                                          958,640
                                                                                    ------------

SOUTH KOREA (2.9%)
BANKS (0.9%)
    Shinhan Financial Group Company, Ltd.                               39,200           413,407
                                                                                    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.0%)
Samsung Electronics Company, Ltd.                                        3,040           860,758
                                                                                    ------------
TOTAL SOUTH KOREA                                                                      1,274,165
                                                                                    ------------

SWEDEN (1.7%)
MACHINERY (1.7%)
    SKF AB Series B                                                     29,400           736,436
                                                                                    ------------
TOTAL SWEDEN                                                                             736,436
                                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                        7

                                                                      NUMBER OF
                                                                        SHARES         VALUE
                                                                      ---------     ------------
COMMON STOCKS (CONTINUED)
SWITZERLAND (4.3%)
FOOD PRODUCTS (1.6%)
    Nestle SA                                                            3,310      $    709,675
                                                                                    ------------
PHARMACEUTICALS (2.7%)
    Novartis AG                                                         31,130         1,187,258
                                                                                    ------------
TOTAL SWITZERLAND                                                                      1,896,933
                                                                                    ------------

TAIWAN (0.1%)
METALS & MINING (0.1%)
    China Steel Corp.                                                   46,000            24,751
                                                                                    ------------
TOTAL TAIWAN                                                                              24,751
                                                                                    ------------

UNITED KINGDOM (20.2%)
BANKS (1.8%)
    Royal Bank of Scotland Group PLC                                    33,830           796,023
                                                                                    ------------
BEVERAGES (1.9%)
    Diageo PLC                                                          76,079           857,579
                                                                                    ------------
ELECTRIC UTILITIES (1.7%)
    Scottish Power PLC                                                 135,700           745,182
                                                                                    ------------
FOOD PRODUCTS (2.9%)
    Cadbury Schweppes PLC                                              196,080         1,276,151
                                                                                    ------------
INDUSTRIAL CONGLOMERATES (2.2%)
    Smiths Group PLC                                                    85,000           975,426
                                                                                    ------------
METALS & MINING (1.5%)
    Rio Tinto PLC                                                       35,970           649,977
                                                                                    ------------
OIL & GAS (2.4%)
    BG Group PLC                                                       271,800         1,084,339
                                                                                    ------------
PHARMACEUTICALS (1.8%)
    AstraZeneca PLC                                                     22,060           823,132
                                                                                    ------------
SOFTWARE (1.9%)
    Sage Group PLC                                                     381,900           872,324
                                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (2.1%)
    Vodafone Group PLC                                                 574,206           923,050
                                                                                    ------------
TOTAL UNITED KINGDOM                                                                   9,003,183
                                                                                    ------------

TOTAL COMMON STOCKS (Cost $41,860,471)                                                40,843,105
                                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                        8

                                                                      NUMBER OF
                                                                        SHARES         VALUE
                                                                      ---------     ------------
WARRANTS (0.0%)
CANADA (0.0%)
INTERNET SOFTWARE & SERVICES (0.0%)
    Wysdom, Inc.* ++
    (Cost $1,362,300)                                                  358,500      $          0
                                                                                    ------------

                                                                         PAR
                                                                        (000)
                                                                      ---------
SHORT-TERM INVESTMENT (6.6%)
    State Street Bank and Trust Co. Euro Time Deposit, 1.750%,
    11/01/02 (Cost $2,944,000)                                         $ 2,944         2,944,000
                                                                                    ------------

TOTAL INVESTMENTS AT VALUE (98.3%) (Cost $46,166,772)                                 43,787,105

OTHER ASSETS IN EXCESS OF LIABILITIES (1.7%)                                             777,714
                                                                                    ------------

NET ASSETS (100.0%)                                                                 $ 44,564,819
                                                                                    ============

                            INVESTMENT ABBREVIATIONS
                           ADR = American Depository Receipt
                           W/I = When Issued

- ----------
*  Non-income producing security.
++ Restricted security, not readily marketable; security is valued as fair value as determined in good faith by the Board of Directors.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002

ASSETS
    Investments at value (Cost $46,166,772)                                                        $   43,787,105
    Cash                                                                                                      606
    Foreign currency at value (Cost $719,904)                                                             720,939
    Dividend and interest receivable                                                                      207,994
    Receivable for investments sold                                                                       140,084
    Receivable for fund shares sold                                                                           335
    Prepaid expenses and other assets                                                                      12,948
                                                                                                   --------------
      Total Assets                                                                                     44,870,011
                                                                                                   --------------

LIABILITIES
    Advisory fee payable                                                                                   22,811
    Administrative services fee payable                                                                     9,025
    Payable for investments purchased                                                                     231,103
    Other accrued expenses payable                                                                         42,253
                                                                                                   --------------
      Total Liabilities                                                                                   305,192
                                                                                                   --------------

NET ASSETS
    Capital stock, $0.001 par value                                                                         6,196
    Paid-in capital                                                                                    91,205,770
    Undistributed net investment income                                                                   296,819
    Accumulated net realized loss on investments and foreign currency transactions                    (44,571,557)
    Net unrealized depreciation from investments and foreign currency translations                     (2,372,409)
                                                                                                   --------------
      Net Assets                                                                                   $   44,564,819
                                                                                                   ==============
    Shares outstanding                                                                                  6,195,916
                                                                                                   --------------
    Net asset value, offering price per share, and redemption price per share                      $         7.19
                                                                                                   ==============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO STATEMENT OF OPERATIONS
For the Year Ended October 31, 2002

INVESTMENT INCOME
    Dividend                                                                                       $    1,216,673
    Interest                                                                                               79,539
    Foreign taxes withheld                                                                               (129,810)
                                                                                                   --------------
      Total investment income                                                                           1,166,402
                                                                                                   --------------

EXPENSES
    Investment advisory fees                                                                              513,725
    Administrative services fees                                                                          120,154
    Custodian fees                                                                                         50,105
    Printing fees                                                                                          47,762
    Legal fees                                                                                             37,364
    Registration fees                                                                                      23,809
    Audit fees                                                                                             20,707
    Interest expense                                                                                       17,690
    Insurance expense                                                                                      12,261
    Transfer agent fees                                                                                    10,319
    Directors' fees                                                                                         4,255
    Miscellaneous expense                                                                                   3,806
                                                                                                   --------------
      Total expenses                                                                                      861,957
    Less: fees waived                                                                                    (251,908)
                                                                                                   --------------
      Net expenses                                                                                        610,049
                                                                                                   --------------
        Net investment income                                                                             556,353
                                                                                                   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                                                                (17,964,394)
    Net realized gain on foreign currency transactions                                                     41,353
    Net change in unrealized appreciation (depreciation) from investments                              12,012,517
    Net change in unrealized appreciation (depreciation) from foreign currency translations                67,681
                                                                                                   --------------
    Net realized and unrealized loss from investments and foreign currency related items               (5,842,843)
                                                                                                   --------------
    Net decrease in net assets resulting from operations                                           $   (5,286,490)
                                                                                                   ==============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE YEAR        FOR THE YEAR
                                                                                   ENDED               ENDED
                                                                              OCTOBER 31, 2002    OCTOBER 31, 2001
                                                                              ----------------    ----------------
FROM OPERATIONS
  Net investment income                                                       $        556,353    $      1,225,778
  Net realized loss on investments and foreign currency transactions               (17,923,041)        (27,661,987)
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency translations                                   12,080,198         (34,911,420)
                                                                              ----------------    ----------------
    Net decrease in net assets resulting from operations                            (5,286,490)        (61,347,629)
                                                                              ----------------    ----------------

FROM DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                                      --          (4,208,895)
  Distributions from net realized gains                                                     --        (121,585,719)
                                                                              ----------------    ----------------
    Net decrease in net assets resulting from dividends and distributions                   --        (125,794,614)
                                                                              ----------------    ----------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                      47,787,175          67,687,997
  Reinvestment of dividends and distributions                                               --         119,346,590
  Net asset value of shares redeemed                                               (93,557,377)       (260,275,073)
                                                                              ----------------    ----------------
    Net decrease in net assets from capital share transactions                     (45,770,202)        (73,240,486)
                                                                              ----------------    ----------------
  Net decrease in net assets                                                       (51,056,692)       (260,382,729)

NET ASSETS
  Beginning of year                                                                 95,621,511         356,004,240
                                                                              ----------------    ----------------
  End of year                                                                 $     44,564,819    $     95,621,511
                                                                              ================    ================
  UNDISTRIBUTED NET INVESTMENT INCOME                                         $        296,819    $             --
                                                                              ================    ================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                                           FOR THE YEAR ENDED OCTOBER 31,
                                                        ---------------------------------------------------------------------
                                                          2002         2001          2000            1999            1998
                                                        --------     --------      ---------      ---------       -----------
PER SHARE DATA
  Net asset value, beginning of period                  $   8.13     $  17.61      $   18.85      $   14.41       $     16.51
                                                        --------     --------      ---------      ---------       -----------

INVESTMENT OPERATIONS
  Net investment income                                     0.07(1)      0.09           0.22(1)        0.20(1)           0.21
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                         (1.01)       (3.18)         (0.46)          4.38             (0.91)
                                                        --------     --------      ---------      ---------       -----------
      Total from investment operations                     (0.94)       (3.09)         (0.24)          4.58             (0.70)
                                                        --------     --------      ---------      ---------       -----------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                        --        (0.21)         (0.78)         (0.14)            (0.18)
  Distributions from net realized gains                       --        (6.18)         (0.22)            --             (1.22)
                                                        --------     --------      ---------      ---------       -----------
      Total dividends and distributions                       --        (6.39)         (1.00)         (0.14)            (1.40)
                                                        --------     --------      ---------      ---------       -----------
  NET ASSET VALUE, END OF PERIOD                        $   7.19     $   8.13      $   17.61      $   18.85       $     14.41
                                                        ========     ========      =========      =========       ===========
      Total return(2)                                     (11.56)%     (26.56)%        (1.98)%        32.02%            (4.11)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)              $ 44,565     $ 95,622      $ 356,004      $ 551,830       $ 1,019,242
    Ratio of expenses to average net assets                 0.95%        0.95%(3)       0.97%(3)       0.96%(3)          0.95%(3)
    Ratio of net investment income to
      average net assets                                    0.87%        0.61%          0.74%          1.23%             1.21%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                  0.39%        0.23%          0.19%          0.17%             0.13%
  Portfolio turnover rate                                    161%         134%           111%           120%              114%

(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00%, .02%, .01% and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The net operating expense ratio after these arrangements was .95% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Credit Suisse Institutional Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which seeks long-term capital appreciation. The Fund currently offers six managed investment Portfolios, one of which, the International Focus Portfolio (the "Portfolio"), is contained in this report. The Fund was incorporated under the laws of Maryland on May 13, 1992.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. The Portfolio's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Portfolio's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2002 the Portfolio had no open forward foreign currency contracts.

   I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Portfolio in connection with securities lending activity is invested in the AIM Institutional Funds - Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended October 31, 2002.

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Portfolio's securities lending agent. CSFB has agreed to charge the Portfolio fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

   J) OTHER -- The Portfolio invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or gains are earned.

   The Portfolio may invest up to 10% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of .80% of the Portfolio's average daily net assets. For the year ended October 31, 2002, investment advisory fees earned and voluntarily waived were $513,725 and $251,908, respectively.

   Effective May 1, 2002, Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K.") and Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan") affiliates of CSAM, became sub-investment advisers to the Portfolio. CSAM Ltd. U.K. and CSAM Ltd. Japan's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Portfolio.

   Effective October 9, 2002, Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia") an affiliate of CSAM, became a sub-investment adviser to the Portfolio. CSAM Ltd. Australia's sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Portfolio.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB"), serve as co-administrators to the Portfolio. At its meeting held on February 12, 2002 the Board of Directors approved SSB to replace PFPC, Inc. ("PFPC"), as co-administrator effective August 1, 2002.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the year ended October 31, 2002, co-administrative services fees earned by CSAMSI were $64,216.

   For its co-administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

         AVERAGE DAILY NET ASSETS                    ANNUAL RATE
         ------------------------                    -----------
         First $500 million                 .08% of average daily net assets
         Next $1 billion                    .07% of average daily net assets
         Over $1.5 billion                  .06% of average daily net assets

   For the period November 1, 2001 through July 31, 2002, co-administrative service fees earned by PFPC (including out-of-pocket expenses) were $46,681.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds co-administered by SSB and allocated based upon relative average net assets of each fund.

         AVERAGE DAILY NET ASSETS                    ANNUAL RATE
         ------------------------                    -----------
         First $5 billion                   .050% of average daily net assets
         Next $5 billion                    .035% of average daily net assets
         Over $10 billion                   .020% of average daily net assets

   For the period August 1, 2002 through October 31, 2002, co-administrative service fees earned by SSB (including out-of-pocket expenses) were $9,257.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended October 31, 2002, Merrill was paid $22,160 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   Through June 18, 2002, the Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

   Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State

Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate are unchanged. At October 31, 2002, there were no loans outstanding for the Portfolio either under the New Credit Facility or the Prior Credit Facility.

   During the year ended October 31, 2002, the Portfolio had borrowings under the Prior Credit Facility and/or the New Credit Facility as follows:

           AVERAGE DAILY        WEIGHTED AVERAGE            MAXIMUM DAILY
           LOAN BALANCE           INTEREST RATE           LOAN OUTSTANDING
           -------------        ----------------          ----------------
           $   5,802,455              2.397%               $  15,840,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) were $94,269,520 and $135,801,041, respectively.

NOTE 5. RESTRICTED SECURITIES

   Certain of the Portfolio's investments are restricted as to resale, and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the acquisition dates, aggregate cost, fair value as of October 31, 2002, and percent of net assets which the security represents.

                              SECURITY     ACQUISITION                   FAIR     PERCENTAGE
SECURITY DESCRIPTION            TYPE          DATES         COST        VALUE   OF NET ASSETS
- --------------------          --------     -----------   -----------    -----   -------------
Wysdom, Inc.                  Warrants      2/22/2000    $ 1,362,300    $  --       0.00%

NOTE 6. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue up to sixteen billion full and fractional shares of common stock of separate series having a $.001 par value per share.

Shares of seven series have been classified, one of which constitutes the interest in the Portfolio. Transactions in capital shares of the Portfolio were as follows:

                                           FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                            OCTOBER 31, 2002     OCTOBER 31, 2001
                                           ------------------   ------------------
Shares sold                                     5,543,906            6,673,621
Shares issued in reinvestment of
  dividends and distributions                          --           11,030,184
Shares redeemed                               (11,109,322)         (26,162,618)
                                              -----------          -----------
Net decrease                                   (5,565,416)          (8,458,813)
                                              ===========          ===========

   On October 31, 2002, the number of shareholders that held 5% or more of the outstanding shares were as follows:

                              NUMBER OF             APPROXIMATE PERCENTAGE
                             SHAREHOLDERS            OF OUTSTANDING SHARES
                             ------------           ----------------------
                                  6                            84%

   Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 7. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

   The tax character of dividends and distributions paid during the period ended October 31, 2002 and 2001, respectively for the Portfolio were as follows:

                        ORDINARY INCOME         LONG-TERM CAPITAL GAIN
                      -------------------       ----------------------
                      2002       2001             2002       2001
                      ----   ------------         ----   ------------
                      $ --   $ 30,465,790         $ --   $ 95,328,824

   At October 31, 2002, the components of distributable earnings on a tax basis for the Portfolio were as follows:

       Undistributed ordinary income                     $     296,819
       Accumulated realized gain (loss)                    (43,851,010)
       Unrealized appreciation (depreciation)               (3,092,957)
                                                         -------------
                                                         $ (46,647,148)
                                                         =============

   At October 31, 2002, the Portfolio had capital loss carryovers available to offset possible future capital gains as follows:

                                  EXPIRES OCTOBER 31,
                             ---------------------------
                                 2009          2010
                             ------------   ------------
                             $ 25,304,783   $ 18,546,227

   At October 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows $46,887,320, $2,937,806, $(6,030,763) and $(3,092,957), respectively.

   At October 31, 2002, the Portfolio reclassified $259,534 from accumulated undistributed net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. Net assets were not affected by these reclassifications.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Credit Suisse Institutional Fund, Inc. and Shareholders of
Credit Suisse Institutional Fund, Inc.- International Focus Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Institutional Fund, Inc.- International Focus Portfolio (a portfolio of Credit Suisse Institutional Fund, Inc., hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2002

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                              TERM                                        NUMBER OF
                                              OF OFFICE(1)                                PORTFOLIOS IN
                                              AND                                         FUND
                                POSITION(S)   LENGTH           PRINCIPAL                  COMPLEX           OTHER
                                HELD WITH     OF TIME          OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND          SERVED           PAST FIVE YEARS            DIRECTOR          HELD BY DIRECTOR
- ------------------------------  ------------  --------------   ------------------------   ---------------   -----------------
INDEPENDENT DIRECTORS

Richard H. Francis              Director and  Since            Currently retired;         53                Director of
c/o Credit Suisse Asset         Audit         1999             Executive Vice                               The Indonesia
Management, LLC.                Committee                      President and                                Fund, Inc.
466 Lexington Avenue            Member                         Chief Financial
New York, New York                                             Officer of Pan Am
10017-3147                                                     Corporation and
                                                               Pan American
Age: 70                                                        World Airways,
                                                               Inc. from 1988 to
                                                               1991

Jack W. Fritz                   Director and  Since            Private investor;          52                Director of
2425 North Fish Creek Road      Audit         Fund             Consultant and                               Advo, Inc.
P.O. Box 1287                   Committee     Inception        Director of Fritz                            (direct mail
Wilson, Wyoming 83014           Member                         Broadcasting, Inc.                           advertising)
                                                               and Fritz
Age: 75                                                        Communications
                                                               (developers and
                                                               operators of radio
                                                               stations) since
                                                               1987

Jeffrey E. Garten               Director and  Since            Dean of Yale               52                Director of
Box 208200                      Audit         Fund             School of                                    Aetna, Inc.;
New Haven, Connecticut          Committee     Inception        Management and                               Director of
06520-8200                      Member                         William S. Beinecke                          Calpine Energy
                                                               Professor in the                             Corporation;
Age: 56                                                        Practice of                                  Director of
                                                               International                                CarMax Group
                                                               Trade and Finance;                           (used car
                                                               Undersecretary of                            dealers)
                                                               Commerce for
                                                               International Trade
                                                               from November 1993
                                                               to October 1995;
                                                               Professor at
                                                               Columbia University
                                                               from September
                                                               1992 to November
                                                               1993

- ----------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                       23

                                              TERM                                        NUMBER OF
                                              OF OFFICE(1)                                PORTFOLIOS IN
                                              AND                                         FUND
                                POSITION(S)   LENGTH           PRINCIPAL                  COMPLEX           OTHER
                                HELD WITH     OF TIME          OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND          SERVED           PAST FIVE YEARS            DIRECTOR          HELD BY DIRECTOR
- ------------------------------  ------------  --------------   ------------------------   ---------------   -----------------
INDEPENDENT DIRECTORS
 --(CONTINUED)

Peter F. Krogh                  Director and  Since            Dean Emeritus and          52                Member of the
301 ICC                         Audit         2001             Distinguished Professor                      Board
Georgetown University           Committee                      of International Affairs                     of The Carlisle
Washington, DC 20057            Member                         at the Edmund A.                             Companies Inc.;
                                                               Walsh School of                              Member of
Age: 65                                                        Foreign Service,                             Selection
                                                               Georgetown University;                       Committee
                                                               Moderator of PBS                             for Truman
                                                               foreign affairs                              Scholars and
                                                               television series                            Henry Luce
                                                                                                            Scholars; Senior
                                                                                                            Associate of
                                                                                                            Center for
                                                                                                            Strategic and
                                                                                                            International
                                                                                                            Studies; Trustee
                                                                                                            of numerous
                                                                                                            world affairs
                                                                                                            organizations

James S. Pasman, Jr.            Director and  Since            Currently retired;         54                Director of
c/o Credit Suisse Asset         Audit         1999             President and Chief                          Education
Management, LLC.                Committee                      Operating Officer of                         Management
466 Lexington Avenue            Member                         National InterGroup,                         Corp.; Director
New York, New York                                             Inc. (holding company)                       of Credit Suisse
10017-3147                                                     from April 1989                              Asset
                                                               to March 1991;                               Management
Age: 71                                                        Chairman of Permian                          Income Fund,
                                                               Oil Co. from April 1989                      Inc.; Trustee of
                                                               to March 1991                                Credit Suisse
                                                                                                            High Yield Bond
                                                                                                            Fund;

                                       24

                                              TERM                                        NUMBER OF
                                              OF OFFICE(1)                                PORTFOLIOS IN
                                              AND                                         FUND
                                POSITION(S)   LENGTH           PRINCIPAL                  COMPLEX           OTHER
                                HELD WITH     OF TIME          OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS AND AGE           FUND          SERVED           PAST FIVE YEARS            DIRECTOR          HELD BY DIRECTOR
- ------------------------------  ------------  --------------   ------------------------   ---------------   -----------------
INDEPENDENT DIRECTORS
 --(CONTINUED)

Steven N. Rappaport             Director and  Since            Partner of Lehigh Court    53                Director of
Lehigh Court, LLC               Audit         1999             LLC Since July 2002;                         The First Israel
40 East 52nd Street             Committee                      President of Sunguard                        Fund, Inc.
New York, New York              Chairman                       Securities Finance, Inc.
10022                                                          from 2001 to July
                                                               2002; President of
Age: 54                                                        Loanet, Inc. (on-line
                                                               accounting service)
                                                               from 1995 to 2001;
                                                               Director, President,
                                                               North American
                                                               Operations, and former
                                                               Executive Vice President
                                                               from 1992 to 1993 of
                                                               Worldwide Operations
                                                               of Metallurg Inc.;
                                                               Executive Vice President,
                                                               from Telerate, Inc.
                                                               1987 to 1992; Partner in
                                                               the law firm of Hartman
                                                               & Craven until 1987

INTERESTED TRUSTEE

William W. Priest(2)            Director      Since            Senior Partner and         59                Director of The
Steinberg Priest & Sloane                     1999             Fund Manager,                                Brazilian Equity
Capital Management                                             Steinberg                                    Fund, Inc.; The
12 East 49th Street                                            Priest & Sloane Capital                      Chile Fund, Inc.;
12th Floor                                                     Management since                             The Emerging
New York, New York                                             March 2001; Chairman                         Markets Tele-
10017                                                          and Managing                                 communications
                                                               Director of CSAM                             Fund, Inc.; The
Age: 61                                                        from 2000 to                                 First Israel Fund,
                                                               February 2001; Chief                         Inc.; The Latin
                                                               Executive Officer and                        America Equity
                                                               Managing Director of                         Fund, Inc.; The
                                                               CSAM from 1990 to                            Indonesia Fund,
                                                               2000                                         Inc.; and Credit
                                                                                                            Suisse Asset
                                                                                                            Management
                                                                                                            Income Fund,
                                                                                                            Inc.
- ------------------
(2) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February
    2001.


                                       25

                                                  TERM
                                                  OF OFFICE(1)
                                                  AND
                                POSITION(S)       LENGTH
                                HELD WITH         OF TIME
NAME, ADDRESS AND AGE           FUNDS             SERVED           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
- ---------------------           ------------      --------------   ----------------------------------------------
OFFICERS

Laurence R. Smith               Chairman          Since            Managing Director and Global Chief Investment Officer of to
Credit Suisse Asset                               2002             CSAM; Associated with JP Morgan Investment Management
Managment, LLC                                                     from 1981 to 1999; Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3147

Age: 44

Hal Liebes, Esq.                Vice President    Since            Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset             and Secretary     1999             Associated with Lehman Brothers, Inc. from 1996 to 1997;
Management, LLC                                                    Associated with CSAM from 1995 to 1996; Associated
466 Lexington Avenue                                               with CS First Boston Investment Management from
New York, New York                                                 1994 to 1995; Associated with Division of Enforcement,
10017-3147                                                         U.S. Securities and Exchange Commission from 1991 to
                                                                   1994; Officer of other Credit Suisse Funds

Age: 38

Michael A. Pignataro            Treasurer         Since            Director and Director of Fund Administration of CSAM;
Credit Suisse Asset             and Chief         1999             Associated with CSAM since 1984; Officer of other Credit
Management, LLC                 Financial                          Suisse Funds
466 Lexington Avenue            Officer
New York, New York
10017-3147

Age: 43

Gregory N. Bressler, Esq.       Assistant         Since            Vice President and Legal Counsel of CSAM since January
Credit Suisse Asset             Secretary         2000             2000; Associated with the law firm of Swidler Berlin Shereff
Management, LLC                                                    Friedman LLP from 1996 to 2000; Officer of other Credit
466 Lexington Avenue                                               Suisse Funds
New York, New York
10017-3147

Age: 36

                                       26

                                                  TERM
                                                  OF OFFICE(1)
                                                  AND
                                POSITION(S)       LENGTH
                                HELD WITH         OF TIME
NAME, ADDRESS AND AGE           FUNDS             SERVED           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
- ---------------------           ------------      --------------   -------------------------------------------------------------
OFFICERS--(CONTINUED)

Kimiko T. Fields, Esq.          Assistant         Since            Assistant Vice President and Legal Counsel of CSAM
Credit Suisse Asset             Secretary         2002             since December 2000; Assistant Vice President, Institutional
Management, LLC                                                    Marketing Department, CSAM, from January 2000 to
466 Lexington Avenue                                               December 2000; Marketing Associate, International
New York, New York                                                 Equity Department, Warburg Pincus Asset Management,
10017-3147                                                         Inc. from January of 1998 to January 2000; self-employed
                                                                   author and consultant, from January 1996 to December
                                                                   1997; Officer of other Credit Suisse Funds

Age: 38

Rocco A. Del Guercio            Assistant         Since            Vice President and Administrative Officer of CSAM;
Credit Suisse Asset             Treasurer         1999             Associated with CSAM since June 1996; Assistant
Management, LLC                                                    Treasurer, Bankers Trust Co. -- Fund Administration
466 Lexington Avenue                                               from March 1994 to June 1996; Mutual Fund Accounting
New York, New York                                                 Supervisor, Dreyfus Corporation from April 1987 to March
10017-3147                                                         1994; Officer of other Credit Suisse Funds

Age: 39

Joseph Parascondola             Assistant         Since            Assistant Vice President -- Fund Administration of CSAM
Credit Suisse Asset             Treasurer         2000             since April 2000; Assistant Vice President, Deutsche
Management, LLC                                                    Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                               Assistant Vice President, Weiss, Peck & Greer
New York, New York                                                 LLC from November 1995 to December 1998; Officer of
10017-3147                                                         other Credit Suisse Funds

Age: 39

Robert M. Rizza                 Assistant         Since            Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset             Treasurer         2002             Administrative Officer of CSAM from March 1998
Management, LLC                 Since                              to December 2000; Assistant Treasurer of Bankers Trust
466 Lexington Avenue                                               Co. from April 1994 to March 1998; Officer of other
New York, New York                                                 Credit Suisse Funds
10017-3147

Age: 37

   The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO SHAREHOLDER MEETING RESULTS (UNAUDITED)

   A special meeting of shareholders of the Portfolio was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on October 9, 2002. The following matter was voted upon by the shareholders of the Portfolio and the results are presented below. Shares delivered not voted are included on the total for the proposal.

   To approve a Sub-Investment Advisory Agreement for the Portfolio, Credit Suisse Asset Management LLC and Credit Suisse Asset Management (Australia) Limited ("CSAM Australia"):

                                        % OF TOTAL SHARES     % OF TOTAL
                            SHARES         OUTSTANDING       SHARES VOTED
                         ------------   -----------------    ------------
        For              4,703,774.84          64.42%           99.97%
        Against             476.00              0.01%            0.01%
        Abstain             820.00              0.01%            0.02%

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO TAX INFORMATION LETTER (UNAUDITED)
October 31, 2002

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   During the fiscal year ended October 31, 2002, the Portfolio distributed $1,216,673 of foreign source income on which the Fund paid foreign taxes of $129,810. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code 1986, as amended the "Code", and the Treasury Regulations thereunder.

P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-222-8977 -

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSINI-2-1002

CREDIT SUISSE INSTITUTIONAL FUNDS

[CREDIT SUISSE LOGO]

INTERNATIONAL FUND

U.S. CORE EQUITY FUND

FIXED INCOME FUND

HIGH YIELD FUND


                        August 31, 2002   ANNUAL REPORT

More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. Institutional shareholders may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Institutional Funds, P.O. Box 8500, Boston, MA 02266-8500.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Institutional Funds are advised by Credit Suisse Asset Management, LLC.



     THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

     RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

     THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

     FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND
                           PORTFOLIO MANAGERS' LETTER

                                                                 October 1, 2002

Dear Shareholder:

We are writing to report on the results of the Credit Suisse Institutional International Fund (the "Fund") for the fiscal year ended August 31, 2002.

At August 31, 2002, the net asset value ("NAV") of the Fund's Institutional, Class B and C Shares(1) were $8.65, $8.54 and $8.53 per share, respectively, compared to an NAV at August 31, 2001 of $10.86, $10.84 and $10.84 for the Institutional, Class B and Class C Shares, respectively. As a result, the Fund's total returns were -20.35%, -21.22% and -21.31% for Institutional, Class B and Class C shares, respectively. By comparison, the MSCI EAFE Index(2) ("EAFE") declined 14.95% during the same period.

The Fund underperformed its EAFE benchmark as a result of adverse stock selection in several countries. Most notable in this regard were Taiwan, Brazil, Sweden, the U.K. and Australia.

- In the cases of Taiwan and Brazil, we held positions in some of each country's biggest names as part of our decision to raise exposure to emerging markets in mid-2001. While this approach worked in much of the fiscal year as emerging markets outperformed their developed-world counterparts, it ended up reversing course. The blue-chip Taiwanese technology stocks that we owned gave up their gains, while the Brazilian market as a whole lost ground in response to rising concerns about the outcome of the presidential election scheduled for October.

- In Sweden, we held a small position in one of the nation's largest names, a global producer of telecommunications equipment whose shares declined in line with telecom industry fundamentals.

- Our U.K. exposure was well-diversified across industries, but most of our top individual holdings there underperformed EAFE.

- Australian results were least favorable among the shares of prominent financial and media names that we owned.

Stock selection proved much better in Switzerland, where our biggest positions--some of the world's top makers of pharmaceuticals and consumer products--outperformed both the broad Swiss market and EAFE.

The most positive contribution to overall performance came from country weightings, primarily in emerging markets. Our rationale for raising the Fund's allocation to emerging markets, which was their historical tendency to outperform in times when global leading economic indicators rise, was on target well into 2002. Country-specific weightings were most successful in South Korea, Mexico, Taiwan, Finland, Brazil and China.

As other developments occur in the international equity markets, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management, LLC (CSAM)

Steven D. Bleiberg, Managing Director
Richard W. Watt, Managing Director
Emily Alejos, Director
Staci Lombard, Vice President

NOTE: INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

COMPARISON OF CHANGE IN VALUE OF $3 MILLION INVESTMENT IN THE CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND INSTITUTIONAL CLASS SHARES AND THE MSCI EAFE INDEX(2) FROM INCEPTION (9/30/92). (UNAUDITED)

[CHART]



          INSTITUTIONAL SHARES
                 CREDIT SUISSE
                 INSTITUTIONAL        MSCI EAFE
            INTERNATIONAL FUND         INDEX(2)

                    $3,000,000       $3,000,000
 9/92               $3,000,000       $2,941,710
10/92               $2,976,015       $2,788,300
11/92               $2,984,002       $2,815,374
12/92               $2,983,996       $2,830,802
 1/93               $3,009,990       $2,831,284
 2/93               $3,051,981       $2,917,666
 3/93               $3,235,990       $3,172,816
 4/93               $3,386,006       $3,474,805
 5/93               $3,456,021       $3,549,027
 6/93               $3,403,999       $3,494,478
 7/93               $3,519,975       $3,617,623
 8/93               $3,745,961       $3,813,735
 9/93               $3,709,942       $3,728,727
10/93               $3,825,915       $3,844,466
11/93               $3,733,923       $3,509,229
12/93               $4,175,927       $3,763,402
 1/94               $4,380,326       $4,082,388
 2/94               $4,246,118       $4,071,937
 3/94               $3,926,123       $3,897,414
 4/94               $3,988,032       $4,063,678
 5/94               $4,004,558       $4,041,206
 6/94               $3,965,308       $4,099,197
 7/94               $4,078,821       $4,139,533
 8/94               $4,279,022       $4,238,427
 9/94               $4,219,138       $4,105,849
10/94               $4,270,770       $4,243,518
11/94               $4,029,301       $4,040,508
12/94               $3,826,180       $4,066,771
 1/95               $3,575,783       $3,911,502
 2/95               $3,522,261       $3,901,293
 3/95               $3,646,355       $4,145,709
 4/95               $3,800,397       $4,302,748
 5/95               $3,850,094       $4,252,578
 6/95               $3,806,928       $4,179,136
 7/95               $4,022,602       $4,440,457
 8/95               $3,934,147       $4,272,164
 9/95               $3,966,532       $4,356,710
10/95               $3,837,092       $4,240,735
11/95               $3,869,420       $4,359,857
12/95               $3,992,079       $4,536,649
 1/96               $4,184,761       $4,556,338
 2/96               $4,156,612       $4,572,878
 3/96               $4,241,016       $4,671,149
 4/96               $4,334,068       $4,808,107
 5/96               $4,327,569       $4,720,792
 6/96               $4,351,382       $4,748,503
 7/96               $4,121,885       $4,610,891
 8/96               $4,201,984       $4,622,188
 9/96               $4,301,582       $4,746,155
10/96               $4,240,955       $4,698,788
11/96               $4,409,775       $4,886,928
12/96               $4,461,460       $4,825,206
 1/97               $4,478,994       $4,657,433
 2/97               $4,549,185       $4,734,747
 3/97               $4,511,936       $4,753,070
 4/97               $4,503,178       $4,779,450
 5/97               $4,781,564       $5,091,643
 6/97               $5,057,855       $5,373,568
 7/97               $5,292,400       $5,461,587
 8/97               $4,871,461       $5,054,808
 9/97               $5,285,879       $5,339,090
10/97               $4,961,456       $4,929,902
11/97               $5,007,482       $4,880,800
12/97               $5,138,151       $4,924,484
 1/98               $5,255,927       $5,150,862
 2/98               $5,636,667       $5,482,578
 3/98               $6,032,426       $5,652,647
 4/98               $6,165,164       $5,698,660
 5/98               $6,247,851       $5,672,275
 6/98               $6,375,577       $5,716,462
 7/98               $6,513,404       $5,775,685
 8/98               $5,686,771       $5,061,406
 9/98               $5,453,806       $4,907,539
10/98               $5,596,629       $5,420,475
11/98               $5,894,781       $5,699,521
12/98               $6,200,120       $5,925,735
 1/99               $6,285,689       $5,909,558
 2/99               $5,976,625       $5,770,092
 3/99               $6,073,194       $6,012,378
 4/99               $6,211,173       $6,257,383
 5/99               $5,860,782       $5,936,504
 6/99               $6,255,367       $6,169,334
 7/99               $6,420,902       $6,354,105
 8/99               $6,476,120       $6,378,759
 9/99               $6,550,686       $6,444,397
10/99               $6,912,160       $6,687,222
11/99               $7,408,813       $6,920,940
12/99               $8,356,472       $7,543,478
 1/00               $7,813,641       $7,065,524
 2/00               $8,026,821       $7,257,070
 3/00               $8,198,157       $7,539,733
 4/00               $7,846,003       $7,144,349
 5/00               $7,603,613       $6,971,242
 6/00               $7,920,308       $7,245,490
 7/00               $7,610,148       $6,943,136
 8/00               $7,629,565       $7,004,861
 9/00               $7,102,842       $6,665,195
10/00               $6,928,355       $6,509,096
11/00               $6,563,224       $6,266,372
12/00               $6,819,941       $6,490,583
 1/01               $6,796,763       $6,487,532
 2/01               $6,087,430       $6,001,681
 3/01               $5,637,677       $5,604,309
 4/01               $5,911,227       $5,997,396
 5/01               $5,697,932       $5,790,486
 6/01               $5,410,488       $5,555,855
 7/01               $5,187,961       $5,455,239
 8/01               $5,034,992       $5,318,148
 9/01               $4,529,637       $4,780,696
10/01               $4,691,900       $4,902,939
11/01               $4,784,614       $5,084,004
12/01               $4,840,238       $5,114,305
 1/02               $4,589,860       $4,842,940
 2/02               $4,562,038       $4,877,131
 3/02               $4,812,494       $5,143,374
 4/02               $4,775,438       $5,180,612
 5/02               $4,784,702       $5,250,861
 6/02               $4,576,089       $5,043,819
 7/02               $4,061,370       $4,546,297
 8/02               $4,010,400       $4,537,068



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND CLASS B(1) SHARES AND THE MSCI EAFE INDEX(2), FROM INCEPTION (7/31/01). (UNAUDITED)

[CHART]



                         CLASS B
                   CREDIT SUISSE
                   INSTITUTIONAL   MSCI EAFE
           INTERNATIONAL FUND(1)    INDEX(2)

                         $10,000     $10,000
 7/01                    $10,000     $10,000
 8/01                     $9,687      $9,749
 9/01                     $8,722      $8,764
10/01                     $9,026      $8,988
11/01                     $9,186      $9,319
12/01                     $9,294      $9,375
 1/02                     $8,802      $8,878
 2/02                     $8,749      $8,940
 3/02                     $9,222      $9,428
 4/02                     $9,132      $9,497
 5/02                     $9,151      $9,625
 6/02                     $8,856      $9,246
 7/02                     $7,864      $8,334
 8/02                     $7,403      $8,317

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND CLASS C SHARES(1) AND THE MSCI EAFE INDEX(2) FROM INCEPTION (7/31/01). (UNAUDITED)

[CHART]



                         CLASS C
                   CREDIT SUISSE
                   INSTITUTIONAL      MSCI EAFE
           INTERNATIONAL FUND(1)       INDEX(2)

                         $10,000        $10,000
 7/01                    $10,000        $10,000
 8/01                     $9,687         $9,749
 9/01                     $8,712         $8,764
10/01                     $9,017         $8,988
11/01                     $9,186         $9,319
12/01                     $9,284         $9,375
 1/02                     $8,793         $8,878
 2/02                     $8,740         $8,940
 3/02                     $9,213         $9,428
 4/02                     $9,124         $9,497
 5/02                     $9,142         $9,625
 6/02                     $8,856         $9,246
 7/02                     $7,864         $8,334
 8/02                     $7,623         $8,317


Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results on this page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002



                                                                                                              INCEPTION
                             1 YEAR              3 YEARS                5 YEARS             10 YEARS            TO DATE
                            --------             -------                -------             ---------          ---------
Institutional Class         (20.35%)             (14.77%)               (3.82%)                  --                2.97%
Class B Without CDSC        (21.22%)                 --                    --                    --              (22.00%)
Class B With CDSC           (24.37%)                 --                    --                    --              (24.16%)
Class C Without CDSC        (21.31%)                 --                    --                    --              (22.09%)
Class C With CDSC           (22.10%)                 --                    --                    --              (22.09%)


               AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002


                                                                                                          INCEPTION
                            1 YEAR               3 YEARS               5 YEARS             10 YEARS         TO DATE
                            --------             -------               -------             ---------       ---------
Institutional Class         (20.78%)              (18.18%)               (7.46%)              1.81%            1.81%
Class B Without CDSC        (21.82%)                  --                    --                  --           (27.92%)
Class B With CDSC           (24.95%)                  --                    --                  --           (29.77%)
Class C Without CDSC        (21.74%)                  --                    --                  --           (27.92%)
Class C With CDSC           (22.53%)                  --                    --                  --           (27.92%)


(1) Total return for Class B shares for the reporting period, based on redemption value (including contingent deferred sales charge) was -24.37%. Total return for Class C shares for the reporting period, based on redemption value (including contingent deferred sales charge) was -22.10%.

(2) The Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2002



                                                                                                NUMBER
                                                                                               OF SHARES        VALUE
                                                                                              -----------    -----------
COMMON STOCKS (92.5%)
AUSTRALIA (6.7%)
BANKS (3.4%)
    Australia & New Zealand Banking Group, Ltd.                                                  214,256     $ 2,237,719
    National Australia Bank, Ltd.                                                                108,317       2,067,445
                                                                                                             -----------
                                                                                                               4,305,164
                                                                                                             -----------
BEVERAGES (1.7%)
    Foster's Group, Ltd.                                                                         817,150       2,228,133
                                                                                                             -----------
METALS & MINING (1.6%)
    Rio Tinto, Ltd.                                                                              111,573       2,017,735
                                                                                                             -----------
TOTAL AUSTRALIA                                                                                                8,551,032
                                                                                                             -----------
BRAZIL (1.1%)
METALS & MINING (1.1%)
    Companhia Vale do Rio Doce                                                                    34,668         887,501
    Companhia Vale do Rio Doce ADR                                                                22,700         527,775
                                                                                                             -----------
TOTAL BRAZIL                                                                                                   1,415,276
                                                                                                             -----------
FINLAND (1.0%)
COMMUNICATIONS EQUIPMENT (1.0%)
    Nokia Oyj                                                                                     94,585       1,263,339
                                                                                                             -----------
TOTAL FINLAND                                                                                                  1,263,339
                                                                                                             -----------
FRANCE (11.2%)
AUTOMOBILES (1.3%)
    PSA Peugeot Citroen                                                                           36,561       1,635,663
                                                                                                             -----------
BANKS (2.9%)
    BNP Paribas SA                                                                                48,129       2,244,755
    Credit Agricole SA &                                                                          68,748       1,476,470
                                                                                                             -----------
                                                                                                               3,721,225
                                                                                                             -----------
CONSTRUCTION & ENGINEERING (1.0%)
    Vinci SA &                                                                                    20,267       1,233,251
                                                                                                             -----------
ELECTRICAL EQUIPMENT (1.3%)
    Schneider Electric SA*                                                                        37,630       1,730,722
                                                                                                             -----------
INSURANCE (1.9%)
    Axa                                                                                          176,422       2,416,960
                                                                                                             -----------
MULTI-UTILITIES (1.0%)
    Suez SA                                                                                       55,386       1,271,516
                                                                                                             -----------
OIL & GAS (1.8%)
    TotalFinaElf SA                                                                               16,738       2,386,648
                                                                                                             -----------
TOTAL FRANCE                                                                                                  14,395,985
                                                                                                             -----------
GERMANY (1.2%)
ELECTRIC UTILITIES (1.2%)
    E.ON AG                                                                                       30,226       1,557,367
                                                                                                             -----------
TOTAL GERMANY                                                                                                  1,557,367
                                                                                                             -----------
HONG KONG (2.6%)
BANKS (1.0%)
    Hang Seng Bank, Ltd.                                                                         122,430       1,318,479
                                                                                                             -----------
ELECTRIC UTILITIES (1.1%)
    Hongkong Electric Holdings, Ltd.                                                             344,000       1,340,721
                                                                                                             -----------


                 See Accompanying Notes to Financial Statements.


                                                                                                NUMBER
                                                                                               OF SHARES        VALUE
                                                                                              -----------    -----------
HONG KONG -- (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
    China Mobile, Ltd.*                                                                          248,300     $   687,601
                                                                                                             -----------
TOTAL HONG KONG                                                                                                3,346,801
                                                                                                             -----------
IRELAND (1.0%)
BANKS (1.0%)
    Allied Irish Banks PLC                                                                        98,725       1,277,972
                                                                                                             -----------
TOTAL IRELAND                                                                                                  1,277,972
                                                                                                             -----------
ITALY (4.1%)
INSURANCE (1.1%)
    Assicurazioni Generali SpA                                                                    70,716       1,343,977
                                                                                                             -----------
OIL & GAS (1.9%)
    ENI SpA                                                                                      157,227       2,380,645
                                                                                                             -----------
WIRELESS TELECOMMUNICATION SERVICES (1.1%)
    Telecom Italia Mobile SpA &                                                                   315,839      1,468,130
                                                                                                             -----------
TOTAL ITALY                                                                                                    5,192,752
                                                                                                             -----------

JAPAN (21.5%)
AUTOMOBILES (3.0%)
    Honda Motor Company, Ltd.                                                                     50,200       2,125,450
    Nissan Motor Company, Ltd.                                                                   242,500       1,771,223
                                                                                                             -----------
                                                                                                               3,896,673
                                                                                                             -----------
BEVERAGES (1.5%)
    Asahi Breweries, Ltd.                                                                        241,000       1,920,845
                                                                                                             -----------
DIVERSIFIED FINANCIALS (2.3%)
    ACOM Company, Ltd.                                                                            31,590       1,862,388
    Nomura Holdings, Inc.                                                                         85,000       1,120,525
                                                                                                             -----------
                                                                                                               2,982,913
                                                                                                             -----------
HOUSEHOLD DURABLES (2.8%)
    Nintendo Co., Ltd.                                                                            13,000       1,572,302
    Sony Corp. &                                                                                  45,600       1,988,378
                                                                                                             -----------
                                                                                                               3,560,680
                                                                                                             -----------
MACHINERY (1.9%)
    NSK, Ltd.*                                                                                   275,000         971,830
    SMC Corp.                                                                                     14,400       1,440,425
                                                                                                             -----------
                                                                                                               2,412,255
                                                                                                             -----------
MARINE (0.8%)
    Nippon Yusen Kabushiki Kaisha &                                                              318,000         984,321
                                                                                                             -----------
MULTILINE RETAIL (1.1%)
    Ito-Yokado Co., Ltd.                                                                          32,000       1,362,965
                                                                                                             -----------
OFFICE ELECTRONICS (2.1%)
    Canon, Inc.                                                                                   78,000       2,670,940
                                                                                                             -----------
PERSONAL PRODUCTS (1.0%)
    Shiseido Company, Ltd.                                                                       101,000       1,332,299
                                                                                                             -----------
PHARMACEUTICALS (1.5%)
    Takeda Chemical Industries, Ltd.*                                                             47,000       1,985,999
                                                                                                             -----------


                 See Accompanying Notes to Financial Statements.


                                                                                                NUMBER
                                                                                               OF SHARES        VALUE
                                                                                              -----------    -----------
JAPAN -- (CONTINUED)
REAL ESTATE (1.3%)
    Mitsui Fudosan Company, Ltd.                                                                 213,000     $ 1,634,799
                                                                                                             -----------
TRADING COMPANIES & DISTRIBUTORS (1.1%)
    Sumitomo Corp.                                                                               251,000       1,356,986
                                                                                                             -----------
WIRELESS TELECOMMUNICATION SERVICES (1.1%)
    NTT DoCoMo, Inc. &                                                                               687       1,460,161
                                                                                                             -----------
TOTAL JAPAN                                                                                                   27,561,836
                                                                                                             -----------
LUXEMBOURG (1.0%)
METALS & MINING (1.0%)
    Arcelor*                                                                                     100,574       1,223,004
                                                                                                             -----------
TOTAL LUXEMBOURG                                                                                               1,223,004
                                                                                                             -----------
MEXICO (1.3%)
BANKS (0.4%)
    Grupo Financiero BBVA Bancomer SA de CV ADR &                                                 32,500         510,250
                                                                                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    Telefonos de Mexico SA de CV ADR                                                              21,700         642,971
                                                                                                             -----------
MEDIA (0.4%)
    Grupo Televisa SA ADR*                                                                        15,900         504,666
                                                                                                             -----------
TOTAL MEXICO                                                                                                   1,657,887
                                                                                                             -----------
NETHERLANDS (5.3%)
AIR FREIGHT & COURIERS (1.0%)
    TPG NV                                                                                        63,282       1,247,994
                                                                                                             -----------
DIVERSIFIED FINANCIALS (1.4%)
    ING Groep NV                                                                                  78,423       1,711,942
                                                                                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
    Koninklijke (Royal) KPN NV*                                                                  168,011         921,022
                                                                                                             -----------
FOOD & DRUG RETAILING (1.2%)
    Koninklijke Ahold NV &                                                                        94,653       1,578,916
                                                                                                             -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.0%)
    ASML Holding NV*                                                                             127,868       1,307,876
                                                                                                             -----------
TOTAL NETHERLANDS                                                                                              6,767,750
                                                                                                             -----------
NORWAY (0.6%)
BANKS (0.6%)
    DnB Holding ASA                                                                              160,837         813,542
                                                                                                             -----------
TOTAL NORWAY                                                                                                     813,542
                                                                                                             -----------
SINGAPORE (2.0%)
BANKS (2.0%)
    DBS Group Holdings, Ltd.                                                                     170,900       1,162,195
    United Overseas Bank, Ltd.                                                                   189,896       1,432,451
                                                                                                             -----------
TOTAL SINGAPORE                                                                                                2,594,646
                                                                                                             -----------
SOUTH KOREA (3.2%)
BANKS (1.2%)

    Kookmin Bank ADR                                                                              32,423       1,517,396
                                                                                                             -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
    Samsung Electronics Co., Ltd. GDR*                                                            12,608       1,739,904
                                                                                                             -----------


                 See Accompanying Notes to Financial Statements.




                                                                                                NUMBER
                                                                                               OF SHARES        VALUE
                                                                                              -----------    -----------
SOUTH KOREA -- (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
    SK Telecom Co., Ltd. ADR                                                                      39,100     $   850,816
                                                                                                             -----------
TOTAL SOUTH KOREA                                                                                              4,108,116
                                                                                                             -----------
SWEDEN (0.7%)
MACHINERY (0.7%)
    SKF AB Series B &                                                                             39,300         929,386
                                                                                                             -----------
TOTAL SWEDEN                                                                                                     929,386
                                                                                                             -----------
SWITZERLAND (7.8%)
BANKS (1.5%)
    UBS AG*                                                                                       41,705       1,964,891
                                                                                                             -----------
CHEMICALS (0.8%)
    Ciba Specialty Chemicals AG                                                                   14,498       1,038,598
                                                                                                             -----------
FOOD PRODUCTS (2.6%)
    Nestle SA                                                                                     15,412       3,307,089
                                                                                                             -----------
INSURANCE (0.4%)
    Converium Holding AG                                                                          11,903         552,867
                                                                                                             -----------
PHARMACEUTICALS (2.5%)
    Novartis AG                                                                                   77,678       3,152,436
                                                                                                             -----------
TOTAL SWITZERLAND                                                                                             10,015,881
                                                                                                             -----------
TAIWAN (1.2%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
    Hon Hai Precision Industry Co., Ltd. GDR 144A &                                               26,880         210,336
                                                                                                             -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.0%)
    Taiwan Semiconductor Manufacturing Co., Ltd. ADR                                              48,400         395,428
    United Microelectronics Corp.                                                                211,407         944,988
                                                                                                             -----------
                                                                                                               1,340,416
                                                                                                             -----------
TOTAL TAIWAN                                                                                                   1,550,752
                                                                                                             -----------
UNITED KINGDOM (19.0%)
AIR FREIGHT & COURIERS (1.0%)
    Exel PLC                                                                                     109,381       1,248,707
                                                                                                             -----------
BANKS (4.1%)
    Abbey National PLC                                                                            77,398         893,163
    HBOS PLC                                                                                     122,397       1,370,793
    HSBC Holdings PLC                                                                             79,607         905,725
    Lloyds TSB Group PLC                                                                          42,883         370,817
    Royal Bank of Scotland Group PLC                                                              70,746       1,688,613
                                                                                                             -----------
                                                                                                               5,229,111
                                                                                                             -----------
BEVERAGES (1.5%)
    Diageo PLC                                                                                   112,186       1,357,087
    Scottish & Newcastle PLC                                                                      60,061         511,461
                                                                                                             -----------
                                                                                                               1,868,548
                                                                                                             -----------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
    Brambles Industries PLC                                                                      263,665         957,460
                                                                                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
    BT Group PLC                                                                                 349,679       1,081,837
                                                                                                             -----------
ELECTRIC UTILITIES (1.6%)
    Scottish Power PLC                                                                           362,996       2,066,389
                                                                                                             -----------


                 See Accompanying Notes to Financial Statements.


                                                                                                NUMBER
                                                                                               OF SHARES        VALUE
                                                                                              -----------    -----------
UNITED KINGDOM -- (CONTINUED)
FOOD PRODUCTS (1.0%)
    Cadbury Schweppes PLC                                                                        171,677    $  1,242,191
                                                                                                            ------------
HEALTHCARE EQUIPMENT & SUPPLIES (0.5%)
    Amersham PLC                                                                                  78,716         692,847
                                                                                                            ------------
HOTELS RESTAURANTS & LEISURE (0.9%)
    Six Continents PLC                                                                           123,072       1,155,607
                                                                                                            ------------
INSURANCE (0.7%)
    Aviva PLC                                                                                    123,099         950,205
                                                                                                            ------------
OIL & GAS (4.0%)
    BG Group PLC                                                                                 286,219       1,193,217
    BP PLC                                                                                       242,282       1,875,805
    Shell Transport & Trading Co. PLC                                                            309,496       2,075,423
                                                                                                            ------------
                                                                                                               5,144,445
                                                                                                            ------------
SOFTWARE (0.6%)
    Sage Group PLC                                                                               366,045         730,443
                                                                                                            ------------
WIRELESS TELECOMMUNICATION SERVICES (1.5%)
    Vodafone Group PLC                                                                         1,226,756       1,964,088
                                                                                                            ------------
TOTAL UNITED KINGDOM                                                                                          24,331,878
                                                                                                            ------------
TOTAL COMMON STOCKS (Cost $120,640,439)                                                                      118,555,202
                                                                                                            ------------

                                                                                                  PAR
                                                                                                 (000)
                                                                                               ---------

SHORT-TERM INVESTMENT (6.9%)
    State Street Bank and Trust Co. Euro Time Deposit, 1.688%, 9/03/02 (Cost $8,886,000)         $8,886        8,886,000
                                                                                                            ------------
TOTAL INVESTMENTS AT VALUE (99.4%) (Cost $129,526,439)                                                       127,441,202
                                                                                                            ------------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)                                                                     742,155
                                                                                                            ------------
NET ASSETS (100.0%)                                                                                         $128,183,357
                                                                                                            ============



*    Non-income producing security.

&    Security or portion thereof is out on loan.

                            INVESTMENT ABBREVIATIONS

                 ADR                 American Depository Receipt
                 GDR                   Global Depository Receipt

                 See Accompanying Notes to Financial Statements.

               CREDIT SUISSE INSTITUTIONAL U.S. CORE EQUITY FUND
                           PORTFOLIO MANAGERS' LETTER

                                                                 October 1, 2002
Dear Shareholder:

For the 12 months ended August 31, 2002, Credit Suisse Institutional U.S. Core Equity Fund(1) (the "Fund") had a loss of 21.01%, vs. a decline of 17.99% for the S&P 500 Index.(2)

The period was a poor one for equities. While the economy showed surprising resilience in the wake of September 11, helping markets to rally in late 2001, sentiment deteriorated in 2002. This was largely due to widespread concerns over accounting and corporate-governance issues, lackluster profit growth, and increasingly mixed signals about the economy's prospects heading toward 2003. There were few places to hide, with even many traditionally defensive sectors posting significant losses. Technology and telecommunications stocks were the worst performers, spiraling further downward in the wake of their strong surge in the late 1990s.

Against this backdrop, the Fund lost value and marginally underperformed its benchmark. The Fund was hurt by the broad decline in equities and by weakness in certain areas, chiefly the media sector. On the positive side, the Fund was aided by its continued underweighting in the technology and telecommunications sectors, a reflection of the tepid business spending and overcapacity, respectively, we see within many of these companies. The Fund was also helped by good stock selection in the health-care area.

Looking ahead, we believe that the economy should remain on a growth path, avoiding a "double dip" recession. However, we also believe that the recovery will be a modest one for at least several quarters. Until growth turns more substantial, we expect the general profit, revenue, and capital-expenditure backdrop to remain less than robust as well, potentially restraining equity markets for a while. Ongoing accounting worries could also weigh on stocks, as could heightened geopolitical risk.

Amid the uncertainty, we will, as always, focus on companies that we deem to have positive or improving return on invested capital, which we see as crucial to fueling longer-term growth and creating shareholder value. In terms of sector allocation, we intend to maintain exposure to companies that we believe will perform better than the broad market in the context of our economic viewpoint. These include specific energy, materials and industrial companies that we think have compelling valuations at present (we were significantly overweighted in energy at the end of the period).

Elsewhere of note, we continue to see opportunities in a variety of other sectors, such as health care. We ended the period with a roughly neutral weighting in the consumer area, broadly defined, but with limited exposure to retail companies. We continue to closely monitor the consumer's sentiment and spending prospects, and will adjust the Fund's exposure as we deem appropriate. We expect to remain underweighted in technology, at least until capital expenditures pick up, and will likely continue to avoid telecommunications companies. We maintain a positive outlook on certain financial-services companies (e.g., large insurers), but intend to remain underweighted here based on broad credit-quality concerns.

Sincerely yours,


Credit Suisse Asset Management, LLC (CSAM)


D. Susan Everly                           Sheryl Hempel                             Maragaret D. Miller
Director and Co-Portfolio Manager         Director and Co-Portfolio Manager         Vice President and Co-Portfolio
                                                                                    Manager


THE FUND IS PERMITTED TO INVEST A GREATER PROPORTION OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS. AS A RESULT, THE FUND MAY BE SUBJECT TO GREATER VOLATILITY WITH RESPECT TO ITS RESPECTIVE PORTFOLIO SECURITIES THAN A FUND THAT IS MORE BROADLY DIVERSIFIED.

COMPARISON OF CHANGE IN VALUE OF $3 MILLION INVESTMENT IN THE CREDIT SUISSE INSTITUTIONAL U.S. CORE EQUITY FUND(1), AND THE S&P 500 INDEX(2) FROM INCEPTION (8/31/94). (UNAUDITED)

[CHART]



             CREDIT SUISSE
        INSTITUTIONAL U.S.          S&P 500
       CORE EQUITY FUND(1)         INDEX(2)

                $3,000,000       $3,000,000
 8/94           $3,000,000       $3,123,000
 9/94           $2,958,015       $3,046,455
10/94           $2,996,004       $3,115,336
11/94           $2,866,018       $3,001,844
12/94           $2,908,526       $3,046,331
 1/95           $2,962,822       $3,125,566
 2/95           $3,075,476       $3,247,463
 3/95           $3,139,831       $3,343,264
 4/95           $3,192,104       $3,441,556
 5/95           $3,330,892       $3,579,218
 6/95           $3,415,345       $3,662,291
 7/95           $3,556,153       $3,783,989
 8/95           $3,592,353       $3,793,525
 9/95           $3,690,909       $3,953,270
10/95           $3,624,538       $3,939,039
11/95           $3,823,674       $4,111,923
12/95           $3,944,731       $4,191,283
 1/96           $4,082,183       $4,333,787
 2/96           $4,181,941       $4,374,004
 3/96           $4,150,877       $4,415,995
 4/96           $4,261,760       $4,480,998
 5/96           $4,314,966       $4,596,563
 6/96           $4,317,144       $4,614,076
 7/96           $4,144,187       $4,410,134
 8/96           $4,224,046       $4,502,967
 9/96           $4,470,135       $4,756,574
10/96           $4,561,029       $4,887,618
11/96           $4,844,798       $5,257,317
12/96           $4,808,239       $5,153,012
 1/97           $5,038,135       $5,475,230
 2/97           $5,035,792       $5,517,937
 3/97           $4,805,901       $5,291,150
 4/97           $5,083,711       $5,607,031
 5/97           $5,383,016       $5,948,612
 6/97           $5,672,762       $6,215,883
 7/97           $6,096,617       $6,709,859
 8/97           $5,842,747       $6,333,838
 9/97           $6,247,489       $6,681,059
10/97           $6,043,970       $6,457,912
11/97           $6,139,808       $6,756,978
12/97           $6,262,087       $6,872,522
 1/98           $6,373,125       $6,948,670
 2/98           $6,869,761       $7,449,738
 3/98           $7,080,675       $7,831,165
 4/98           $7,247,157       $7,910,260
 5/98           $6,933,660       $7,774,599
 6/98           $7,102,908       $8,090,403
 7/98           $6,925,424       $8,003,593
 8/98           $6,029,210       $6,847,634
 9/98           $6,412,059       $7,284,787
10/98           $6,997,446       $7,877,550
11/98           $7,441,363       $8,355,402
12/98           $7,810,231       $8,836,590
 1/99           $8,010,119       $9,205,959
 2/99           $7,848,621       $8,919,930
 3/99           $8,065,431       $9,276,727
 4/99           $8,337,567       $9,635,922
 5/99           $8,222,709       $9,408,418
 6/99           $8,601,055       $9,931,526
 7/99           $8,299,267       $9,621,166
 8/99           $8,324,857       $9,573,637
 9/99           $8,125,102       $9,311,224
10/99           $8,920,244       $9,900,438
11/99           $8,954,176      $10,103,001
12/99           $9,624,665      $10,696,957
 1/00           $9,366,243      $10,159,542
 2/00           $9,301,579       $9,967,425
 3/00          $10,300,344      $10,942,538
 4/00           $9,962,410      $10,613,386
 5/00           $9,624,472      $10,395,600
 6/00           $9,927,523      $10,651,955
 7/00           $9,718,826      $10,485,465
 8/00          $10,230,656      $11,136,403
 9/00           $9,579,697      $10,548,512
10/00           $9,490,220      $10,503,892
11/00           $8,720,068       $9,675,765
12/00           $8,893,099       $9,723,079
 1/01           $9,189,286      $10,068,054
 2/01           $8,340,105       $9,150,049
 3/01           $8,037,348       $8,570,394
 4/01           $8,610,025       $9,236,399
 5/01           $8,524,496       $9,298,283
 6/01           $8,563,984       $9,071,962
 7/01           $8,386,258       $8,982,694
 8/01           $7,885,986       $8,420,378
 9/01           $7,148,693       $7,740,432
10/01           $7,254,012       $7,888,042
11/01           $7,951,757       $8,493,134
12/01           $7,923,946       $8,567,534
 1/02           $7,778,292       $8,442,534
 2/02           $7,486,986       $8,279,761
 3/02           $7,731,810       $8,591,163
 4/02           $7,308,107       $8,070,281
 5/02           $7,407,497       $8,010,884
 6/02           $6,825,268       $7,440,269
 7/02           $6,229,200       $6,860,448
 8/02           $6,229,200       $6,905,316


Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results on this page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002



                                                                    INCEPTION
      1 YEAR              3 YEARS              5 YEARS               TO DATE
      ------              -------              -------               -------

     (21.01%)             (9.21%)               1.29%                  9.56%


                AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002



                                                                    INCEPTION
      1 YEAR              3 YEARS              5 YEARS               TO DATE
      ------              -------              -------               -------

     (22.49%)            (11.98%)              (2.37%)                  7.88%


(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(2) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

               CREDIT SUISSE INSTITUTIONAL U.S. CORE EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2002



                                                                                                 NUMBER
                                                                                                OF SHARES       VALUE
                                                                                                ---------    -----------
COMMON STOCKS (98.6%)
AEROSPACE & DEFENSE (1.0%)
    United Technologies Corp.                                                                      1,400     $    83,146
                                                                                                             -----------
AIRLINES (1.0%)
    AMR Corp.*                                                                                     8,300          84,577
                                                                                                             -----------
BANKS (2.0%)
    Bank of America Corp.                                                                          2,300         161,184
                                                                                                             -----------
BEVERAGES (4.9%)
    Coca-Cola Co.                                                                                  2,700         137,700
    PepsiCo, Inc.                                                                                  6,600         261,030
                                                                                                             -----------
                                                                                                                 398,730
                                                                                                             -----------
BIOTECHNOLOGY (0.7%)
    Gilead Sciences, Inc.*                                                                         1,725          55,338
                                                                                                             -----------
CHEMICALS (4.6%)
    Du Pont (E.I.) de Nemours & Co.                                                                8,600         346,666
    PPG Industries, Inc.                                                                             500          28,135
                                                                                                             -----------
                                                                                                                 374,801
                                                                                                             -----------
COMMERCIAL SERVICES & SUPPLIES (4.9%)
    Cendant Corp.*                                                                                27,900         399,249
                                                                                                             -----------
COMMUNICATIONS EQUIPMENT (1.5%)
    Cisco Systems, Inc.*                                                                           3,000          41,460
    Motorola, Inc.                                                                                 6,600          79,200
                                                                                                             -----------
                                                                                                                 120,660
                                                                                                             -----------
COMPUTERS & PERIPHERALS (1.4%)
    Dell Computer Corp.*                                                                           4,400         117,084
                                                                                                             -----------
DIVERSIFIED FINANCIALS (7.5%)
    CIT Group, Inc.*                                                                               3,600          78,300
    Citigroup, Inc.                                                                                4,581         150,028
    Freddie Mac                                                                                    2,474         158,583
    Lehman Brothers Holdings, Inc.                                                                 2,124         121,089
    The Goldman Sachs Group, Inc.                                                                  1,436         111,003
                                                                                                             -----------
                                                                                                                 619,003
                                                                                                             -----------
ELECTRICAL EQUIPMENT (3.4%)
    Emerson Electric Co.                                                                           5,700         278,046
                                                                                                             -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
    Agilent Technologies, Inc.*                                                                    3,237          43,473
                                                                                                             -----------
ENERGY EQUIPMENT & SERVICES (2.7%)
    Transocean, Inc.                                                                               9,100         222,950
                                                                                                             -----------
HEALTHCARE EQUIPMENT & SUPPLIES (8.1%)
    Baxter International, Inc.                                                                     2,200          79,838
    Biomet, Inc.                                                                                   7,000         188,020
    Guidant Corp.*                                                                                 1,000          36,800
    Medtronic, Inc.                                                                                8,700         358,266
                                                                                                             -----------
                                                                                                                 662,924
                                                                                                             -----------
HOTELS, RESTAURANTS & LEISURE (2.3%)
    McDonald's Corp.                                                                               7,900         187,704
                                                                                                             -----------



                See Accompanying Notes to Financial Statements.


                                                                                                 NUMBER
                                                                                                OF SHARES       VALUE
                                                                                                ---------    -----------

INSURANCE (6.8%)
    AFLAC, Inc.                                                                                    8,400     $   257,124
    American International Group, Inc.                                                             4,766         299,305
    Travelers Property Casualty Corp. Class A*                                                         1              15
    Travelers Property Casualty Corp. Class B*                                                         1              10
                                                                                                             -----------
                                                                                                                 556,454
                                                                                                             -----------
MACHINERY (3.8%)
    Illinois Tool Works, Inc.                                                                      4,600         315,192
                                                                                                             -----------
MEDIA (7.5%)
    AOL Time Warner, Inc.*                                                                        11,900         150,535
    Clear Channel Communications, Inc.*                                                            6,100         208,498
    Viacom, Inc. Class B*                                                                          6,300         256,410
                                                                                                             -----------
                                                                                                                 615,443
                                                                                                             -----------
METALS & MINING (2.2%)
    Alcoa, Inc.                                                                                    7,181         180,171
                                                                                                             -----------
OIL & GAS (7.7%)
    Burlington Resources, Inc.                                                                       900          34,623
    Conoco, Inc.                                                                                  14,700         360,885
    Exxon Mobil Corp.                                                                              6,600         233,970
                                                                                                             -----------
                                                                                                                 629,478
                                                                                                             -----------
PAPER & FOREST PRODUCTS (0.9%)
    International Paper Co.                                                                        2,000          75,300
                                                                                                             -----------
PERSONAL PRODUCTS (5.4%)
    Estee Lauder Cos., Inc. Class A                                                                2,700          80,865
    Gillette Co.                                                                                  11,400         359,442
                                                                                                             -----------
                                                                                                                 440,307
                                                                                                             -----------
PHARMACEUTICALS (7.0%)
    Pfizer, Inc.                                                                                  12,000         396,960
    Pharmacia Corp.                                                                                4,106         179,432
                                                                                                             -----------
                                                                                                                 576,392
                                                                                                             -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.1%)
    Intel Corp.                                                                                   10,200         170,034
    Novellus Systems, Inc.*                                                                        1,987          48,602
    Texas Instruments, Inc.                                                                        1,700          33,490
    Xilinx, Inc.*                                                                                  4,300          83,076
                                                                                                             -----------
                                                                                                                 335,202
                                                                                                             -----------
SOFTWARE (3.5%)
    Microsoft Corp.*                                                                               5,900         289,572
                                                                                                             -----------
SPECIALTY RETAIL (3.2%)
    Staples, Inc.*                                                                                11,900         165,410
    The Gap, Inc.                                                                                  8,500          99,705
                                                                                                             -----------
                                                                                                                 265,115
                                                                                                             -----------
TOTAL COMMON STOCKS
   (Cost $8,608,840)                                                                                           8,087,495
                                                                                                             -----------



                 See Accompanying Notes to Financial Statements.



                                                                                                    PAR
                                                                                                   (000)        VALUE
                                                                                                  -------    -----------
SHORT-TERM INVESTMENT (2.1%)
    State Street Bank and Trust Co. Euro Time Deposit, 1.688%, 9/03/02 (Cost $176,000)              $176     $   176,000
                                                                                                             -----------
TOTAL INVESTMENTS (100.7%) (Cost $8,784,840)                                                                   8,263,495
                                                                                                             -----------
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)                                                                    (58,075)
                                                                                                             -----------
NET ASSETS (100.0%)                                                                                          $ 8,205,420
                                                                                                             ===========


*   Non-income producing security.

                 See Accompanying Notes to Financial Statements.

                  CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND
                           PORTFOLIO MANAGERS' LETTER

                                                                 October 1, 2002
Dear Shareholder:

We are writing to report on the results of the Credit Suisse Institutional Fixed Income Fund(1) (the "Fund") for the fiscal year ended August 31, 2002.

At August 31, 2002, the net asset value ("NAV") of the Fund's shares was $14.12, compared to an NAV of $15.79 at August 31, 2001. Assuming the reinvestment of distributions totaling $1.23 per share, the Fund's total return was -2.92%. By comparison, the Lehman Brothers Aggregate Bond Index(2) returned 8.11% during the same period.

The Fund underperformed its Lehman benchmark as a result of several factors over the course of the fiscal year:

- As the year began in September 2001, there was a classic "flight to quality" in response to the tragic events of September 11. Highest-quality instruments like U.S. Treasury issues and government agency securities thrived, while comparatively risky sectors endured heavy selling. Our holdings in spread-based categories like investment-grade corporate bonds, high yield and emerging market debt dampened the Fund's overall return accordingly.

- We had exposure (albeit low) to Argentine sovereign debt and certain high yield issuers in late 2001, at a time when each fared poorly.

- Early in 2001, the unfolding Enron scandal triggered anxiety about questionable accounting practices and corporate governance issues across financial markets. Unfortunately for the Fund, we held above-market positions in the bonds of a handful of telecommunications and power companies that were tarred by the broad strokes of the Enron brush.

- Toward the end of the year, performance suffered from our security selection in the telecom and energy sectors, as well as our small allocation to high yield. Our analysis at the time concluded that telecom's historically generous yields offered satisfactory compensation for the fundamental credit risk of the underlying issuers, but the sector nonetheless crumbled under the weight of accounting-based improprieties by companies like WorldCom and Qwest Communications International. [Note: at August 31, the Fund did not own securities of WorldCom or Qwest.] Bonds of a number of energy companies, which experienced problems much like those in telecom, similarly declined.

On the positive side of the ledger, we added value within our approach to securitized debt. This was most pronounced in mortgage-backed securities (MBS), in which our sector allocation and security selection were particularly effective. We underweighted MBS while they underperformed in the early part of the year, and then capitalized on their attractive valuations to overweight them in late 2001, when they started to outperform. Throughout the year, furthermore, we tended to focus our MBS holdings on high-coupon issues that were protected from prepayment, which benefited from their comparatively low availability as interest rates fell.

It's also worth noting that our holdings in corporate bonds began to meaningfully help overall performance as the year drew to a close in August, when the flow of negative news subsided and investors started to become less pessimistic than previously about the outlook for corporate credit quality.

As developments occur in the fixed income markets that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,


Credit Suisse Asset Management, LLC (CSAM)


Jo Ann Corkran, Managing Director and Co-Portfolio Manager
Leland E. Crabbe, Director and Co-Portfolio Manager
Suzanne E. Moran, Director and Co-Portfolio Manager

COMPARISON OF CHANGE IN VALUE OF $3 MILLION INVESTMENT IN THE CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND(1) AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX(2) FROM INCEPTION (3/31/94). (UNAUDITED)

[CHART]



                 CREDIT SUISSE   LEHMAN BROTHERS
                 INSTITUTIONAL         AGGREGATE
          FIXED INCOME FUND(1)     BOND INDEX(2)

                    $3,000,000        $3,000,000
 3/94               $3,000,000        $2,926,050
 4/94               $2,966,015        $2,902,671
 5/94               $2,974,020        $2,902,264
 6/94               $2,945,995        $2,895,850
 7/94               $2,992,799        $2,953,362
 8/94               $3,005,008        $2,957,024
 9/94               $2,961,967        $2,913,497
10/94               $2,949,608        $2,910,904
11/94               $2,943,411        $2,904,442
12/94               $2,951,956        $2,924,511
 1/95               $2,998,163        $2,982,387
 2/95               $3,061,190        $3,053,309
 3/95               $3,088,687        $3,072,056
 4/95               $3,131,312        $3,114,973
 5/95               $3,259,110        $3,235,522
 6/95               $3,282,544        $3,259,238
 7/95               $3,280,395        $3,251,970
 8/95               $3,323,500        $3,291,222
 9/95               $3,354,806        $3,323,245
10/95               $3,396,405        $3,366,447
11/95               $3,442,416        $3,416,877
12/95               $3,490,685        $3,464,815
 1/96               $3,526,867        $3,487,822
 2/96               $3,477,153        $3,427,203
 3/96               $3,450,757        $3,422,714
 4/96               $3,439,321        $3,384,243
 5/96               $3,439,302        $3,377,373
 6/96               $3,478,732        $3,422,731
 7/96               $3,495,005        $3,432,109
 8/96               $3,497,318        $3,426,343
 9/96               $3,559,096        $3,486,064
10/96               $3,634,717        $3,563,280
11/96               $3,698,554        $3,624,319
12/96               $3,680,118        $3,590,613
 1/97               $3,699,549        $3,601,601
 2/97               $3,726,248        $3,610,569
 3/97               $3,689,095        $3,570,563
 4/97               $3,728,405        $3,624,015
 5/97               $3,770,211        $3,658,262
 6/97               $3,820,751        $3,701,685
 7/97               $3,920,470        $3,801,520
 8/97               $3,900,544        $3,769,093
 9/97               $3,955,442        $3,824,687
10/97               $3,978,247        $3,880,183
11/97               $3,998,478        $3,898,032
12/97               $4,035,735        $3,937,285
 1/98               $4,090,594        $3,987,840
 2/98               $4,101,045        $3,984,849
 3/98               $4,127,356        $3,998,557
 4/98               $4,143,231        $4,019,429
 5/98               $4,169,647        $4,057,614
 6/98               $4,195,497        $4,091,982
 7/98               $4,214,224        $4,100,698
 8/98               $4,203,543        $4,167,416
 9/98               $4,265,645        $4,265,017
10/98               $4,249,357        $4,242,455
11/98               $4,314,432        $4,266,552
12/98               $4,333,695        $4,279,395
 1/99               $4,367,215        $4,309,949
 2/99               $4,305,839        $4,234,698
 3/99               $4,349,737        $4,258,158
 4/99               $4,394,881        $4,271,656
 5/99               $4,346,937        $4,234,237
 6/99               $4,331,808        $4,220,729
 7/99               $4,314,585        $4,202,749
 8/99               $4,303,106        $4,200,606
 9/99               $4,347,782        $4,249,375
10/99               $4,368,172        $4,265,055
11/99               $4,391,475        $4,264,756
12/99               $4,381,852        $4,244,200
 1/00               $4,369,939        $4,230,322
 2/00               $4,426,516        $4,281,466
 3/00               $4,464,804        $4,337,853
 4/00               $4,404,497        $4,325,447
 5/00               $4,392,420        $4,323,457
 6/00               $4,497,015        $4,413,385
 7/00               $4,527,655        $4,453,459
 8/00               $4,579,733        $4,517,989
 9/00               $4,607,723        $4,546,407
10/00               $4,610,838        $4,576,505
11/00               $4,648,091        $4,651,331
12/00               $4,761,347        $4,737,613
 1/01               $4,922,584        $4,815,073
 2/01               $4,941,547        $4,857,012
 3/01               $4,955,580        $4,881,394
 4/01               $4,955,592        $4,861,136
 5/01               $5,010,238        $4,890,449
 6/01               $5,015,720        $4,908,935
 7/01               $5,114,030        $5,018,699
 8/01               $5,176,352        $5,076,163
 9/01               $5,156,214        $5,135,300
10/01               $5,232,619        $5,242,782
11/01               $5,182,834        $5,170,484
12/01               $5,143,113        $5,137,651
 1/02               $5,163,873        $5,179,215
 2/02               $5,170,797        $5,229,402
 3/02               $5,115,780        $5,142,384
 4/02               $5,168,265        $5,242,095
 5/02               $5,182,012        $5,286,653
 6/02               $5,046,513        $5,332,383
 7/02               $4,928,935        $5,396,744
 8/02               $5,025,000        $5,487,841


Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results on this page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

               AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2002



                                                                       INCEPTION
      1 YEAR               3 YEARS               5 YEARS                 TO DATE
      ------               -------               -------                 -------

      (2.92%)                5.31%                 5.20%                  6.32%


             AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002



                                                                       INCEPTION
      1 YEAR               3 YEARS               5 YEARS                 TO DATE
      ------               -------               -------                 -------

      (2.15%)                5.08%                 4.99%                  6.30%


(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(2) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The U.S. Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service. Investors cannot invest directly in an index.

                 CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2002



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)   MATURITY         RATE%     VALUE
 -------                                                           ---------------   --------         -----  -----------
CORPORATE BONDS (46.9%)
AEROSPACE & DEFENSE (0.8%)
$   1,125  Lockheed Martin Corp., Bonds                              (BBB , Baa2)     12/01/29         8.500 $ 1,438,965
      301  Sequa Corp., Senior Notes                                  (BB- , Ba3)     08/01/09         9.000     285,475
      225  Sequa Corp., Series B, Senior Notes                        (BB- , Ba3)     04/01/08         8.875     214,875
      260  The Boeing Co., Debentures                                  (A+ , A2)      08/15/42         7.500     279,030
                                                                                                              ----------
                                                                                                               2,218,345
                                                                                                              ----------
APPAREL (0.1%)
      560  Levi Strauss & Co.                                        (BB- , Caa1)     11/01/06         7.000     422,800
                                                                                                              ----------
AUTOMOBILE MANUFACTURERS (2.7%)
      835  DaimlerChrysler NA Holding Corp., Company
             Guaranteed, Global Notes                                 (BBB+ , A3)     01/18/31         8.500     976,205
      250  Ford Motor Co., Unsecured Notes                           (BBB+ , Baa1)    07/16/31         7.450     218,171
    3,095  General Motors Corp., Global Bonds                         (BBB+ , A3)     05/01/28         6.750   2,781,932
    2,220  General Motors Corp., Global Notes                         (BBB+ , A3)     01/15/11         7.200   2,267,865
    1,200  General Motors Corp., Series MTN, Notes                    (BBB+ , A2)     05/16/05         5.250   1,204,631
                                                                                                              ----------
                                                                                                               7,448,804
                                                                                                              ----------
AUTOMOBILE PARTS & EQUIPMENT (0.3%)
      415  Collins & Aikman Products Corp., Company
             Guaranteed Notes (Callable 10/07/02 @ $103.83) &          (B , B2)       04/15/06        11.500      393,21
      460  Metaldyne Corp., Rule 144A, Private Placement,
             Senior Subordinated Notes
             (Callable 06/15/07 @ $105.50) ++                          (B , B3)       06/15/12        11.000     405,950
                                                                                                              ----------
                                                                                                                 799,163
                                                                                                              ----------
BANKING (0.1%)
      290  Sovereign Bancorp, Inc., Senior Notes                     (BBB- , Ba2)     11/15/06        10.500     323,350
                                                                                                              ----------
BANKS (0.9%)
      200  Bank of America Corp., Series MTN, Senior Notes            (A+ , Aa2)      03/01/04         5.750     209,214
    2,260  First Republic Bank, Subordinated Notes                    (BB+ , NR)      09/15/12         7.750   2,242,883
                                                                                                              ----------
                                                                                                               2,452,097
                                                                                                              ----------
BROADCAST/OUTDOOR (0.1%)
      180  Chancellor Media Corp., Company Guaranteed, Senior
             Subordinated Notes                                      (BBB- , Ba1)     11/01/08         8.000     182,925
                                                                                                              ----------
BUILDING MATERIALS (0.6%)
      360  Brand Scaffold Services, Senior Unsecured Notes
             (Callable 02/15/03 @ $105.12)                             (B- , B2)      02/15/08        10.250     361,800
      455  Building Materials Corp., Company Guaranteed                (B , B2)       12/01/08         8.000     366,275
      495  Dayton Superior Corp., Company Guaranteed Notes
             (Callable 06/15/07 @ $102.17)                             (B- , B3)      06/15/09        13.000     477,675
      480  Nortek, Inc., Series B, Global Senior Subordinated
             Notes (Callable 06/15/06 @ $104.94)                       (B- , B3)      06/15/11         9.875     472,800
                                                                                                              ----------
                                                                                                               1,678,550
                                                                                                              ----------
CABLE (0.3%)
      115  Charter Communications Holdings LLC, Senior
             Discount Notes (Callable 04/01/04 @ $104.96)+             (B- , B2)      04/01/11         9.920      55,775
       90  CSC Holdings, Inc., Senior Notes                           (BB+ , B1)      12/15/07         7.875      76,500
      238  DIVA Systems Corp., Series B, Senior Discount
             Notes (Callable 03/01/03 @ $106.31)+ [0]                  (NR , NR)      03/01/08          0.00      30,643
      255  James Cable Partners LP, Series B, Senior Notes
             (Callable10/11/02 @ $102.69)                             (NR , Caa2)     08/15/04        10.750     121,125




                 See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)   MATURITY         RATE%     VALUE
 -------                                                           ---------------   --------         -----  -----------
CABLE -- (CONTINUED)
$     270  Mediacom LLC Capital Corp., Senior Notes
             (Callable 01/15/06 @ $104.75)                             (B+ , B2)      01/15/13         9.500  $  221,400
      195  Northland Cable Television, Company Guaranteed
             (Callable 11/15/02 @ $105.12)                            (B- , Caa1)     11/15/07        10.250     128,212
      180  Rogers Communications, Inc., Yankee Senior Notes
             (Callable 01/15/03 @ $101.52)                            (BB- , Ba2)     01/15/06         9.125     155,700
                                                                                                              ----------
                                                                                                                 789,355
                                                                                                              ----------
CHEMICALS (0.5%)
      425  Applied Extrusion Technologies, Inc., Series B,
             Company Guaranteed (Callable 07/01/06 @ $105.38)          (B , B2)       07/01/11        10.750     352,750
      465  Avecia Group PLC, Global Company Guaranteed
             (Callable 07/01/04 @ $105.50)                             (B- , B3)      07/01/09        11.000     455,700
      260  Mississippi Chemical Corp.                                  (B , B3)       11/15/17         7.250      89,700
      480  Scotts Co., Company Guaranteed
             (Callable 01/15/04 @ $104.31)                             (B+ , B2)      01/15/09         8.625     494,400
                                                                                                              ----------
                                                                                                               1,392,550
                                                                                                              ----------
COMMERCIAL SERVICES (0.2%)
      270  Iron Mountain, Inc., Company Guaranteed
             (Callable 04/01/06 @ $104.31)                             (B , B2)       04/01/13         8.625     276,075
      275  La Petite Academy, Inc., Series B, Company Guaranteed
             (Callable 05/15/03 @ $105.00)                             (CC , Ca)      05/15/08        10.000     150,219
                                                                                                              ----------
                                                                                                                 426,294
                                                                                                              ----------
COMPUTERS (0.1%)
      410  Unisys Corp., Senior Notes                                 (BB+ , Ba1)     01/15/05         7.250     403,850
                                                                                                              ----------
DIVERSIFIED FINANCIALS (6.1%)
      415  Armkel LLC, Global Senior Subordinated Notes
             (Callable 08/15/05 @ $104.75)                             (B- , B2)      08/15/09         9.500     440,938
    1,625  Boeing Capital Corp., Global Bonds                          (A+ , A3)      01/15/13         5.800   1,605,775
      285  Burlington Resources Finance Co., Yankee Company
             Guaranteed                                              (BBB+ , Baa1)    03/01/07         5.700     300,002
    1,385  Conseco Finance Trust III Bonds                             (CC , Ca)      04/01/27         8.796      10,388
      500  Ford Motor Credit Co., Global Bonds                        (BBB+ , A3)     02/01/11         7.375     486,392
      225  Ford Motor Credit Co., Global Notes                        (BBB+ , A3)     02/01/06         6.875     226,141
    4,100  Ford Motor Credit Co., Global Notes &                      (BBB+ , A3)     01/25/07         6.500   4,042,452
      780  Ford Motor Credit Co., Global Notes                        (BBB+ , A3)     10/28/09         7.375     764,480
      240  Ford Motor Credit Co., Global Notes                        (BBB+ , A3)     06/15/10         7.875     240,425
      100  General Motors Acceptance Corp., Global Notes              (BBB+ , A2)     01/15/06         6.750     103,490
      100  General Motors Acceptance Corp., Global Notes              (BBB+ , A2)     08/28/07         6.125     100,211
    1,400  General Motors Acceptance Corp., Global Notes              (BBB+ , A2)     09/15/11         6.875   1,397,050
      765  Household Finance Corp., Global Notes                        (A, A2)       05/09/05         8.000     822,838
      125  International Lease Finance Corp., Notes                   (AA- , A1)      01/15/03         5.750     126,285
      580  PCA LLC/PCA Finance Corp.,
             Rule 144A, Private Placement ++                           (B- , B3)      08/01/09        11.875     582,900
    3,240  Verizon Global Funding Corp., Global Notes                  (A+ , A1)      06/15/12         6.875   3,142,256
    1,960  Verizon Global Funding Corp., Global Notes                  (A+ , A1)      12/01/30         7.750   1,861,739
      620  Verizon Global Funding Corp., Global Notes                  (A+ , A1)      06/15/32         7.750     585,232
                                                                                                              ----------
                                                                                                              16,838,994
                                                                                                              ----------
ELECTRIC (3.5%)
      555  Calpine Corp., Senior Notes                                 (B+ , B1)      08/15/10         8.625     302,475
    1,695  Calpine Corp., Senior Notes &                               (B+ , B1)      02/15/11         8.500     898,350




                 See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)   MATURITY         RATE%     VALUE
 -------                                                           ---------------   --------         -----  -----------
ELECTRIC -- (CONTINUED)
$   1,005  Cilcorp, Inc., Bonds                                      (BB+ , Baa2)     10/15/29         9.375  $  954,757
      525  CMS Energy Corp., Senior Notes                              (B+ , B3)      01/15/09         7.500     399,559
      355  CMS Energy Corp., Series B, Senior Notes                    (B+ , B3)      01/15/04         6.750     294,755
      850  Dominion Resources, Inc., Notes                           (BBB+ , Baa1)    01/31/03         6.000     859,573
    1,140  Dominion Resources, Inc., Notes                           (BBB+ , Baa1)    06/30/12         6.250   1,194,399
      725  Energy East Corp., Notes                                  (BBB , Baa2)     06/15/12         6.750     778,285
    1,215  PG&E National Energy Group, Global Senior Notes           (BBB , Baa2)     05/16/11        10.375     455,625
    1,655  Progress Energy, Inc., Senior Notes                       (BBB , Baa1)     03/01/06         6.750   1,764,202
    1,675  PSEG Power LLC, Global Company Guaranteed                 (BBB , Baa1)     04/15/06         6.875   1,664,156
                                                                                                              ----------
                                                                                                               9,566,136
                                                                                                              ----------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
      165  Motors & Gears, Inc., Series D, Senior Notes
             (Callable 10/07/02 @ $105.38)                            (B- , Caa1)     11/15/06        10.750     152,625
                                                                                                              ----------
ELECTRONICS (0.4%)
      350  Fisher Scientific International, Senior
             Subordinated Notes (Callable 02/01/03 @ $104.50)          (B , B3)       02/01/08         9.000     364,000
      595  Flextronics International, Ltd., Yankee
             Senior Subordinated Notes
             (Callable 07/01/05 @ $104.94)+ &                         (BB- , Ba2)     07/01/10         9.875     618,800
                                                                                                              ----------
                                                                                                                 982,800
                                                                                                              ----------
ENVIRONMENTAL CONTROL (1.3%)
      310  Allied Waste North America, Series B, Company
             Guaranteed (Callable 08/01/04 @ $105.00)                  (B+ , B2)      08/01/09        10.000     306,900
      240  Allied Waste North America, Series B, Company
             Guaranteed, Senior Subordinated Notes (Callable
             01/01/04 @ $103.94)                                      (BB- , Ba3)     01/01/09         7.875     235,200
      945  Allied Waste North America, Series B, Global
             Company Guaranteed                                       (BB- , Ba3)     04/01/08         8.875     954,450
    1,390  Waste Management, Inc., Rule144A, Private
             Placements, Bonds ++                                     (BBB , Ba1)     05/15/32         7.750   1,365,264
      750  Waste Management, Inc., Senior Notes                       (BBB , Ba1)     08/01/10         7.375     764,671
                                                                                                              ----------
                                                                                                               3,626,485
                                                                                                              ----------
FINANCE (0.2%)
      450  Countrywide Home Loans, Inc., Global Company
             Guaranteed                                                 (A, A3)       06/15/04         6.850     475,039
                                                                                                              ----------
FOOD (2.0%)
      515  Archibald Candy Corp., Company Guaranteed, Senior
             Secured Notes (Callable 10/11/02 @ $102.56) [0]          (NR , Caa2)     07/01/04        10.250     270,375
      420  Aurora Foods, Inc., Series B, Senior Subordinated
             Notes (Callable 07/01/03 @ $106.38)                     (CCC , Caa3)     07/01/08         8.750     246,750
      505  ConAgra Foods, Inc., Notes                                (BBB+ , Baa1)    09/15/11         6.750     556,801
      640  ConAgra Foods, Inc., Notes                                (BBB+ , Baa1)    09/15/30         8.250     798,763
      210  Fleming Companies, Inc., Company Guaranteed
             (Callable 06/15/06 @ $104.62) &                          (BB- , Ba3)     06/15/10         9.250     203,700
      110  Fleming Companies, Inc., Global Company Guaranteed
             (Callable 04/01/05 @ $105.06) &                          (BB- , Ba3)     04/01/08        10.125     108,900
    1,235  Kraft Foods, Inc., Global Notes                             (A- , A2)      06/01/12         6.250   1,347,263
      505  Land O' Lakes, Inc., Global Senior Notes
             (Callable 11/15/06 @ $104.38)                            (BB , Ba3)      11/15/11         8.750     325,725
      250  Safeway, Inc., Notes                                      (BBB , Baa2)     09/15/09         7.500     289,228



                 See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)   MATURITY         RATE%     VALUE
 -------                                                           ---------------   --------         -----  -----------
FOOD -- (CONTINUED)
$     700  Safeway, Inc., Debentures                                 (BBB , Baa2)     02/01/31         7.250  $  778,864
      350  Stater Brothers Holdings, Inc., Senior Notes
             (Callable 08/15/03 @ $105.38)                             (B- , B2)      08/15/06        10.750     364,000
      300  Tyson Foods, Inc., Global Notes ++                        (BBB , Baa3)     10/01/04         6.625     316,785
                                                                                                              ----------
                                                                                                               5,607,154
                                                                                                              ----------
FOOD PROCESSORS/BEVERAGE/BOTTLING (0.0%)
       90  Premier International Foods PLC, Yankee Senior Notes
             (Callable 09/01/04 @ $106.00)                             (B- , B3)      09/01/09        12.000      97,200
                                                                                                              ----------
FOREST PRODUCTS, PAPER (0.3%)
      470  Appleton Papers, Inc., Series B, Global Company
             Guaranteed, (Callable 12/15/05 @ $106.25)                 (B+ , B3)      12/15/08        12.500     488,800
      400  Georgia-Pacific Corp., Notes                              (BBB- , Ba1)     05/15/31         8.875     324,860
                                                                                                              ----------
                                                                                                                 813,660
                                                                                                              ----------
GAMING (1.5%)
       80  Ameristar Casinos, Inc., Company Guaranteed
             (Callable 02/15/06 @ $105.38)                             (B- , B3)      02/15/09        10.750      87,000
      385  Argosy Gaming Co., Company Guaranteed
             (Callable 06/01/04 @ $105.38)                             (B+ , B2)      06/01/09        10.750     420,612
      390  Aztar Corp., Senior Subordinated Notes
             (Callable 05/15/03 @ $104.44)                            (B+ , Ba3)      05/15/07         8.875     393,900
      235  Circus Circus Enterprises, Inc., Senior Subordinated
             Notes (Callable 12/01/02 @ $104.63)                      (BB- , Ba3)     12/01/05         9.250     242,050
      365  Horseshoe Gaming Holding Corp., Series B, Company
             Guaranteed (Callable 05/15/04 @ $104.31)                  (B+ , B2)      05/15/09         8.625     380,512
      225  Isle of Capri Casinos, Inc., Company Guaranteed
             (Callable 04/15/04 @ $104.38)                             (B , B2)       04/15/09         8.750     227,531
      450  Majestic Investor Holdings LLC, Rule144A, Private
             Placement, Company Guaranteed
             (Callable 11/30/05 @ $105.83) ++                          (B , B2)       11/30/07        11.653     416,250
      325  MGM Mirage, Inc., Company Guaranteed                       (BB+ , Ba2)     06/01/07         9.750     352,625
       80  Mohegan Tribal Gaming, Global Senior Subordinated
             Notes (Callable 07/01/06 @ $104.19)                      (BB- , Ba3)     07/01/11         8.375      81,800
    1,210  Park Place Entertainment Corp., Senior
             Subordinated Notes                                       (BB+ , Ba2)     12/15/05         7.875   1,228,150
      495  Penn National Gaming, Inc., Company Guaranteed
             (Callable 03/15/06 @ $104.44)                             (B- , B3)      03/15/10         8.875     492,525
                                                                                                              ----------
                                                                                                               4,322,955
                                                                                                              ----------
GAS (0.7%)
    1,605  Key Span Corp., Senior Notes                                 (A, A3)       11/15/30         8.000   1,960,785
                                                                                                              ----------
HEALTHCARE FACILITIES/SUPPLIES (0.2%)
      430  Baxter International, Inc., Notes                            (A, A3)       05/01/07         5.250     445,665
      280  Extendicare Health Services, Inc., Company Guaranteed
             (Callable 12/15/02 @ $104.68)                            (CCC+ , B3)     12/15/07         9.350     253,400
                                                                                                              ----------
                                                                                                                 699,065
                                                                                                              ----------
HEALTHCARE SERVICES (0.9%)
       20  HCA - The Healthcare Co.                                  (BBB- , Ba1)     09/01/10         8.750      22,830
      665  HCA, Inc., Notes                                          (BBB- , Ba1)     06/15/05         6.910     695,383
    1,600  HCA, Inc., Notes                                          (BBB- , Ba1)     07/01/07         7.000   1,684,731




                 See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)   MATURITY         RATE%     VALUE
 -------                                                           ---------------   --------         -----  -----------
HEALTHCARE SERVICES -- (CONTINUED)
$     415  Magellan Health Services, Inc., Senior Subordinated Notes
             (Callable 02/15/03 @ $104.50)                           (CCC , Caa1)     02/15/08         9.000  $  122,425
                                                                                                              ----------
                                                                                                               2,525,369
                                                                                                              ----------
HOLDING COMPANIES (0.2%)
      430  Werner Holding Co., Inc., Series A, Company Guaranteed
             (Callable 11/15/02 @ $105.00)                             (B- , B2)      11/15/07        10.000    $432,150
                                                                                                              ----------
HOME BUILDERS (0.2%)
      225  KB Home, Senior Subordinated Notes
             (Callable 02/15/06 @ $104.75)                            (BB- , Ba3)     02/15/11         9.500     228,938
      220  Ryland Group, Senior Notes
             (Callable 09/01/05 @ $104.88)                            (BB+ , Ba2)     09/01/10         9.750     232,100
                                                                                                              ----------
                                                                                                                 461,038
                                                                                                              ----------
HOTELS, RESTAURANTS & LEISURE (0.2%)
      495  Prime Hospitality Corp., Series B, Global Senior
             Subordinated Notes (Callable 05/01/07 @ $104.19)          (B+ , B1)      05/01/12         8.375     475,200
                                                                                                              ----------
IRON & STEEL (0.2%)
      530  AK Steel Corp., Company Guaranteed
             (Callable 02/15/04 @ $103.94)                             (BB , B1)      02/15/09         7.875     532,650
                                                                                                              ----------
LODGING (2.3%)
      480  Hard Rock Hotel, Inc., Series B, Senior Subordinated
             Notes (Callable 10/07/02 @ $104.62)                      (B- , Caa2)     04/01/05         9.250     475,200
    1,115  Hilton Hotels Corp., Notes                                (BBB- , Ba1)     02/15/11         8.250   1,124,660
      825  ITT Corp.                                                 (BBB- , Ba1)     11/15/05         6.750     805,056
      445  Riviera Holdings Corp., Rule 144A,
             Private Placement, Company Guaranteed
             (Callable 06/15/06 @ $105.50) ++                          (B+ , B2)      06/15/10        11.000     416,631
    1,920  Starwood Hotels & Resorts Worldwide, Inc.,
             Rule 144A, Private Placement, Notes [0] ++              (BBB- , Ba1)     05/01/07         7.375   1,886,400
      500  Station Casinos, Inc., Senior Subordinated Notes
             (Callable 07/01/05 @ $103.70)                             (B+ , B2)      07/01/10         9.875     536,250
      465  Sun International Hotels, Ltd., Global Company
             Guaranteed (Callable 08/15/06 @ $104.44)                  (B+ , B2)      08/15/11         8.875     469,069
      780  Windsor Woodmont Black Hawk, Series B,
             First Mortgage (Callable 10/07/02 @ $113)                 (CC , NR)      03/15/05        13.000     588,900
                                                                                                              ----------
                                                                                                               6,302,166
                                                                                                              ----------
MEDIA (3.7%)
    1,985  AOL Time Warner, Inc., Global Bonds                       (BBB+ , Baa1)    04/15/31         7.625   1,661,028
    1,930  AOL Time Warner, Inc., Global Notes                       (BBB+ , Baa1)    05/01/07         6.150   1,766,745
       50  AOL Time Warner, Inc., Global Notes                       (BBB+ , Baa1)    05/01/12         6.875      45,139
      680  Charter Communications Holdings LLC,
             Global Senior Notes                                       (B+ , B2)      10/01/09        10.750     479,400
      695  Charter Communications Holdings LLC,
             Global Senior Notes                                       (B- , B2)      11/15/09         9.625     486,500
      515  Charter Communications Holdings LLC, Senior Notes
             (Callable 04/01/04 @ $104.31)                             (B- , B2)      04/01/09         8.625     357,925
      775  Clear Channel Communications, Inc.,
             Global Senior Notes                                     (BBB- , Baa3)    11/01/06         6.000     747,976
      485  Coaxial Communications/Phoenix, Company
             Guaranteed, Senior Notes (Callable 10/07/02 @ $105.00)     (B , B3)      08/15/06        10.000     417,100
      535  Comcast Cable Communications, Inc., Senior Notes &         (BBB , Baa2)    01/30/11         6.750     492,449


                 See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)   MATURITY         RATE%     VALUE
 -------                                                           ---------------   --------         -----  -----------
MEDIA-- (CONTINUED)
$      65  CSC Holdings, Inc., Series B, Senior Notes                 (BB+ , B1)      07/15/09         8.125    $ 55,250
      520  CSC Holdings, Inc., Series B, Senior Notes                 (BB+ , Ba2)     04/01/11         7.625     436,800
      150  Echostar DBS Corp., Senior Notes
             (Callable 02/01/03 @ $104.63)                             (B+ , B1)      02/01/06         9.250     150,000
      610  News America Holdings, Inc., Company Guaranteed           (BBB- , Baa3)    02/01/13         9.250     681,179
      700  News America Holdings, Inc., Debentures                   (BBB- , Baa3)    08/10/18         8.250     693,752
       65  Salem Communications Corp., Series B, Company
             Guaranteed (Callable 10/07/02 @ $104.75)                  (B- , B3)      10/01/07         9.500      66,787
      545  Viacom, Inc., Global Company Guaranteed                     (A- , A3)      08/15/12         5.625     547,387
    1,015  Walt Disney Co., Global Notes                               (A- , A3)      03/01/12         6.375   1,048,424
       30  Young Broadcasting, Inc., Global Company
             Guaranteed (Callable 03/01/06 @ $105.00)                  (B- , B2)      03/01/11        10.000      27,600
                                                                                                              ----------
                                                                                                              10,161,441
                                                                                                              ----------
METAL FABRICATE/HARDWARE (0.0%)
      165  Gulf States Steel, Inc., First Mortgage
             (Callable 04/15/03 @ $100.00) [0]                        (NR , Caa3)     04/15/03        13.500       1,238
                                                                                                              ----------
METALS & MINING (0.2%)
      485  Alltrista Corp., Rule144A, Private Placement,
             Senior Subordinated Notes
             (Callable 05/01/07 @ $104.87) ++                          (B- , B3)      05/01/12         9.750     472,875
                                                                                                              ----------
OIL & GAS (4.1%)
      360  Abraxas Petroleum Corp., Series B, Company Guaranteed     (CCC- , B3)      03/15/03        12.875     358,200
    2,280  Conoco Funding Co., Global Company Guaranteed               (A- , A3)      10/15/31         7.250   2,622,807
      410  Consolidated Natural Gas Co., Debentures
             (Putable 10/15/06 @ $100.00)                             (BBB+ , A3)     10/15/26         6.875     450,749
      640  Devon Energy Corp., Debentures                            (BBB , Baa2)     04/15/32         7.950     746,523
      590  Devon Financing Corp. ULC, Global Company Guaranteed      (BBB , Baa2)     09/30/11         6.875     643,806
    1,500  Enterprise Products Partners LP, Company Guaranteed       (BBB , Baa2)     02/01/11         7.500   1,637,929
      350  Forest Oil Corp., Global Company Guaranteed
             (Callable 05/01/07 @ $103.88)                            (BB , Ba3)      05/01/14         7.750     343,875
      150  Mission Resources Corp., Series C, Global Company
             Guaranteed (Callable 10/07/02 @ $105.44)                 (B- , Caa1)     04/01/07        10.875     108,750
      390  Ocean Energy, Inc., Series B, Company Guaranteed
             (Callable 07/01/03 @ $104.19)                            (BB+ , Ba1)     07/01/08         8.375     411,450
      145  Parker Drilling Co., Rule 144A, Private Placement,
             Company Guaranteed (Callable 11/15/04 @ $105.06) ++       (B+ , B1)      11/15/09        10.125     145,725
    1,615  Petronas Capital Ltd., Rule144A, Private Placement,
             Company Guaranteed ++                                   (BBB+ , Baa1)    05/22/22         7.875   1,733,570
      630  Tesoro Petroleum Corp., Rule144A, Private Placement,
             Senior Subordinated Notes
             (Callable 04/01/07 @ $104.81) ++  &                       (B+ , B2)      04/01/12         9.625     466,200
    1,560  Union Pacific Res. Group, Inc., Debentures                (BBB+ , Baa1)    10/15/26         7.500   1,725,084
                                                                                                              ----------
                                                                                                              11,394,668
                                                                                                              ----------
PACKAGING & CONTAINERS (0.9%)
      550  Crown Packaging, Ltd., Yankee Senior Discount Notes
             (Callable 08/01/03 @ $102.00) [0]                         (NR , Ca)      08/01/06        14.000          55
      450  Four M Corp., Series B, Senior Secured Notes
             (Callable 10/07/02 @ $104.00) &                            (B , B3)      06/01/06        12.000     461,250
      420  Owens-Brockway Glass Containers, Global Company
             Guaranteed (Callable 02/15/06 @ $104.44)                  (BB , B2)      02/15/09         8.875     433,650
      475  Owens-Illinois, Inc., Senior Notes                          (B+ , B3)      05/15/08         7.350     422,750



                 See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)   MATURITY         RATE%     VALUE
 -------                                                           ---------------   --------         -----  -----------
PACKAGING & CONTAINERS -- (CONTINUED)
$     470  Packaged Ice, Inc., Series B, Company Guaranteed
             (Callable 10/07/02 @ $104.88) &                          (B- , Caa3)     02/01/05         9.750  $  397,150
      640  Stone Container Corp., Rule 144A, Private Placement,
             Senior Notes (Callable 07/01/07 @ $104.19) ++             (B , B2)       07/01/12         8.375     649,600
                                                                                                              ----------
                                                                                                               2,364,455
                                                                                                              ----------
PHARMACEUTICALS (0.0%)
       40  NBTY, Inc., Series B, Senior Subordinated Notes
             (Callable 10/07/02 @ $104.31)                             (B+ , B1)      09/15/07         8.625      40,200
                                                                                                              ----------
PIPELINES (0.7%)
      310  Duke Energy Field Services LLC, Notes                     (BBB , Baa2)     08/16/05         7.500     316,285
      440  Western Gas Resources, Inc., Company Guaranteed
             (Callable 06/15/04 @ $105.00)                            (BB- , Ba3)     06/15/09        10.000     464,200
      860  Williams Companies, Inc., Notes                             (B , B1)       09/01/21         7.875     520,300
    1,175  Williams Companies, Inc., Notes                             (B , B1)       06/15/31         7.750     699,125
                                                                                                              ----------
                                                                                                               1,999,910
                                                                                                              ----------
REAL ESTATE (0.3%)
      775  EOP Operating LP, Senior Notes                           (BBB+ ,  Baa1)    02/15/05         6.625     825,361
                                                                                                              ----------
REAL ESTATE INVESTMENT TRUST (0.1%)
      340  Meristar Hospitality Corp., Global Company
             Guaranteed                                                (B+ , B1)      01/15/08         9.000     324,700
                                                                                                              ----------
RETAIL (1.4%)
      735  Federated Department Stores, Inc., Debentures             (BBB+ , Baa1)    02/15/28         7.000     754,073
      720  Federated Department Stores, Inc., Senior Notes           (BBB+ , Baa1)    04/01/11         6.625     766,889
      375  Hockey Co. & Sport Maska, Inc., Rule144A,
             Private Placement, Units
             (Callable 04/15/06 @ $105.62) ++                          (NR , NR)      04/15/09        11.250     354,375
       70  Kmart Corp., Series 1995, Class K2, Pass Through
             Certificates [0]                                         (D , Caa2)      01/05/20         9.780      28,035
      904  Kmart Corp., Series 1995, Class K3, Pass Through
             Certificates (Callable 06/29/07 @ $100.00) [0]           (D , Caa2)      01/02/15         8.540     344,016
      580  Leslie's Poolmart, Senior Notes
             (Callable 10/24/02 @ $102.59)                             (B- , B3)      07/15/04        10.375     545,200
      620  Sbarro, Inc., Company Guaranteed, Senior Notes
             (Callable 09/15/04 @ $105.50)                             (B+ , B2)      09/15/09        11.000     610,700
      370  Yum! Brands, Inc., Senior Notes                            (BB , Ba1)      07/01/12         7.700     378,325
                                                                                                              ----------
                                                                                                               3,781,613
                                                                                                              ----------
SECONDARY OIL & GAS PRODUCERS (0.9%)
      725  Chesapeake Energy Corp., Global Company
             Guaranteed, Senior Notes
             (Callable 04/01/06 @ $104.06)                             (B+ , B1)      04/01/11         8.125     714,125
      520  Denbury Management, Inc., Company Guaranteed,
             Senior Subordinated Notes
             (Callable 03/01/03 @ $104.50)                             (B , B3)       03/01/08         9.000     516,100
      500  Magnum Hunter Resources, Inc., Company Guaranteed
             (Callable 10/11/02 @ $105.00)                             (B , B2)       06/01/07        10.000     507,500
      485  Seagull Energy Corp., Senior Notes                        (BBB- , Baa3)    08/01/03         7.875     493,487
      350  Southwest Royalties, Inc., Company Guaranteed
             (Callable 09/03/02 @ $100.00)                             (NR , NR)      06/30/04        10.500     349,563
                                                                                                              ----------
                                                                                                               2,580,775
                                                                                                              ----------


                 See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)   MATURITY         RATE%     VALUE
 -------                                                           ---------------   --------         -----  -----------
SUPERNATIONAL (0.1%)
$     300  Petronas Capital Ltd., Rule 144A, Private
             Placement, Company Guaranteed ++                        (BBB+ , Baa1)    05/22/22         7.875  $  322,025
                                                                                                              ----------
TELECOMMUNICATIONS (5.9%)
      475  Alamosa PCS Holdings, Inc., Company Guaranteed
             (Callable 02/15/05 @ $106.44)+                          (CCC , Caa1)     02/15/10        12.875      68,875
       10  AT&T Corp., Global Notes                                  (BBB+ , Baa2)    03/15/04         5.625       9,804
      385  AT&T Corp., Global Notes                                  (BBB+ , Baa2)    03/15/09         6.000     339,329
      445  AT&T Corp., Global Notes                                  (BBB+ , Baa2)    03/15/29         6.500     352,709
    2,000  AT&T Corp., Global Senior Notes                           (BBB+ , Baa2)    11/15/11         7.300   1,893,700
    2,310  AT&T Wireless Services, Inc., Global Senior Notes         (BBB , Baa2)     05/01/07         7.500   2,035,098
      520  AT&T Wireless Services, Inc., Global Senior Notes         (BBB , Baa2)     03/01/31         8.750     401,432
      880  AT&T Wireless Services, Inc., Senior Notes                (BBB , Baa2)     03/01/11         7.875     749,310
    1,160  Citizens Communications Co., Global Senior Notes          (BBB , Baa2)     08/15/08         7.625   1,022,201
    1,580  Citizens Communications Co., Notes                        (BBB , Baa2)     05/15/06         8.500   1,423,299
    1,515  Cox Communications, Inc.                                  (BBB , Baa2)     11/01/10         7.750   1,527,935
    3,085  Global Crossing Holdings, Ltd.,  Yankee Company
             Guaranteed (Callable 11/01/04 @ $104.75) [0]              (NR , Ca)      11/15/09         9.500      50,131
      230  Insight Midwest, Global Senior Notes
             (Callable 11/01/05 @ $105.25)                             (B+ , B1)      11/01/10        10.500     208,150
      140  Insight Midwest, Senior Notes
             (Callable 10/01/04 @ $104.88)                             (B+ , B2)      10/01/09         9.750     125,300
      228  Level 3 Communications, Inc., Senior Notes
             (Callable 05/01/03 @ $104.563) &                         (CC , Caa3)     05/01/08         9.125     137,940
      420  Lucent Technologies, Inc., Notes &                          (B+ , B2)      07/15/06         7.250     266,700
    1,160  Nextel Communications, Inc., Senior Notes
             (Callable 11/15/04 @ $104.688) &                          (B , B1)       11/15/09         9.375     910,600
      240  Nextlink Communications, Senior Discount Notes
             (Callable 04/15/03 @ $104.72)+, [0]                       (NR , Ca)      04/15/08          9.45       3,600
    2,585  Nextlink Communications, Senior Discount Notes
             (Callable 12/01/04 @ $106.06)+ [0]                        (NR , Ca)      12/01/09         12.12      38,775
    2,660  Nextlink Communications, Senior Notes
             (Callable 12/01/04 @ $105.25)+ [0]                        (NR , Ca)      12/01/09        10.500      39,900
      100  Rogers Wireless Communications, Inc., Global Secured       (BB+ , Ba3)     05/01/11         9.625      69,500
      470  SBC Communications, Inc., Global Notes                     (AA- , Aa3)     08/15/12         5.875     478,301
    1,110  Sprint Capital Corp., Global Company Guaranteed           (BBB- , Baa3)    01/15/07         6.000     917,612
      850  Sprint Capital Corp., Global Company Guaranteed           (BBB- , Baa3)    11/15/28         6.875     609,877
    2,950  Sprint Capital Corp., Global Notes &                      (BBB- , Baa3)    03/15/12         8.375   2,546,346
                                                                                                              ----------
                                                                                                              16,226,424
                                                                                                              ----------
TEXTILES (0.1%)
       45  Simmons Co., Series B, Senior Subordinated Notes
             (Callable 03/15/04 @ $105.12)                             (B- , B3)      03/15/09        10.250      48,038
      330  Westpoint Stevens, Inc., Senior Notes                      (CCC+ , Ca)     06/15/05         7.875     169,950
                                                                                                              ----------
                                                                                                                 217,988
                                                                                                              ----------
WIRELESS (1.5%)
      145  ALLTEL Corp., Global Senior Notes                           (NR , A2)      07/01/12         7.000     153,579
      915  ALLTEL Corp., Global Senior Notes                            (A, A2)       07/01/32         7.875     977,791
    1,240  Orange PLC, Yankee Senior Notes
             (Callable 06/01/04 @ $104.50)                          (BBB- , Baa3)     06/01/09         9.000   1,247,043
      417  TeleCorp PCS, Inc., Company Guaranteed, Senior
             Subordinated Notes (Callable 04/15/04 @ $105.81)+       (BBB , Baa2)     04/15/09        11.625     337,770
      225  U.S. Unwired, Inc., Series B, Company Guaranteed
             (Callable 11/01/04 @ $106.69)+                           (CCC+ , B3)     11/01/09        13.375      52,875


                 See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)   MATURITY         RATE%     VALUE
 -------                                                           ---------------   --------         -----  -----------
$   1,064  Voicestream Wireless Corp., Senior Discount Notes
             (Callable 11/15/04 @ $105.94)+                          (BBB+ , Baa2)    11/15/09        11.875 $   856,520
      619  Voicestream Wireless Corp., Senior Notes
             (Callable 11/15/04 @ $105.19)                           (BBB+ , Baa2)    11/15/09        10.375     622,095
                                                                                                             -----------
                                                                                                               4,247,673
                                                                                                             -----------
TOTAL CORPORATE BONDS (Cost $143,077,570)                                                                    129,370,900
                                                                                                             -----------
ASSET BACKED SECURITIES (1.9%)
    1,875  Conseco Finance, Series 2000-D, Class A4                   (AAA , Aaa)     12/15/25         8.170   1,997,242
      880  Contimortgage Home Equity Loan Trust,
             Series 1996-4, Class A8                                 (AAA , A aa)     01/15/28         7.220     895,038
      283  Green Tree Recreational, Equipment and Consumer
             Trust, Series 1997-C, Class A1                           (AAA , NR)      02/15/18         6.490     288,516
      432  Korea Asset Funding, Ltd., Series 2000-1A, Class 15         (NR , NR)      02/10/09         3.710     433,035
    1,580  MMCA Automobile Trust, Series 2002-2, Class A3             (AAA , Aaa)     07/17/06         3.670   1,603,700
                                                                                                             -----------
TOTAL ASSET BACKED SECURITIES (Cost $5,118,175)                                                                5,217,531
                                                                                                             -----------
MORTGAGE-BACKED SECURITIES (42.4%)
    2,104  Carousel Center Finance, Inc., Series 1, Class C           (BBB+ , NR)     09/15/07         7.527   2,123,666
        4  Fannie Mae, Series 1991-165 Class M                        (AAA , Aaa)     12/25/21         8.250       3,907
    7,507  Fannie Mae Pool, 650077                                    (AAA , Aaa)     07/01/32         7.500   7,907,897
      328  Fannie Mae Pool #077774                                    (AAA , Aaa)     01/01/10        10.000     364,308
       24  Fannie Mae Pool #124032                                    (AAA , Aaa)     02/01/05        10.000      24,643
       26  Fannie Mae Pool #531072                                    (AAA , Aaa)     01/01/30         6.000      26,430
    2,828  Fannie Mae Pool #535101                                    (AAA , Aaa)     08/01/13         6.500   2,969,014
      552  Fannie Mae Pool #588970                                    (AAA , Aaa)     06/01/31         7.000     575,704
    6,010  Fannie Mae TBA                                             (AAA , Aaa)     09/01/17         6.500   6,274,813
   12,970  Fannie Mae TBA                                             (AAA , Aaa)     09/01/32         6.000  13,225,379
   11,440  Fannie Mae TBA                                             (AAA , Aaa)     09/01/32         6.500  11,811,800
   21,900  Fannie Mae TBA                                             (AAA , Aaa)     09/01/32         7.000  22,810,164
    5,600  Fannie Mae TBA                                             (AAA , Aaa)     09/01/32         7.500   5,892,264
   22,715  Fannie Mae TBA                                             (AAA , Aaa)     09/01/32         8.000  24,212,827
       69  Freddie Mac, Series Gold                                   (AAA , Aaa)     12/01/09         7.000      72,878
        0  Ginnie Mae Pool #002938(1)                                 (AAA , Aaa)     09/15/03         6.500         451
        0  Ginnie Mae Pool #003322(1)                                 (AAA , Aaa)     11/15/04         9.000         125
        0  Ginnie Mae Pool #003766(1)                                 (AAA , Aaa)     08/15/04         8.250          33
        0  Ginnie Mae Pool #004923(1)                                 (AAA , Aaa)     12/15/04         9.000         132
        0  Ginnie Mae Pool #009827(1)                                 (AAA , Aaa)     04/15/06         8.250         186
        1  Ginnie Mae Pool #112986                                    (AAA , Aaa)     07/15/14        13.500         845
        8  Ginnie Mae Pool #186563                                    (AAA , Aaa)     12/15/16         9.000       9,290
       32  Ginnie Mae Pool #210216                                    (AAA , Aaa)     04/15/17         8.000      34,507
      183  Ginnie Mae Pool #312635                                    (AAA , Aaa)     08/15/21         9.000     203,762
    7,350  Ginnie Mae Pool #508483                                    (AAA , Aaa)     05/15/31         7.000   7,700,816
      675  Ginnie Mae Pool #545822                                    (AAA , Aaa)     06/15/31         7.500     713,928
    2,543  Ginnie Mae Pool #559037                                    (AAA , Aaa)     07/15/31         7.000   2,664,171
    2,085  Ginnie Mae Pool TBA                                        (AAA , Aaa)     09/01/32         7.000   2,180,118
      491  GMAC Commercial Mortgage Securities, Inc.,
             Series 1997-C1, Class A2                                 (NR , Aaa)      07/15/29         6.853     522,612


                 See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)   MATURITY         RATE%     VALUE
 -------                                                           ---------------   --------         -----  -----------
MORTGAGE-BACKED SECURITIES -- (CONTINUED)
$     355  Option One Mortgage Securities Corp.,
             Series 1999-2, Class CTFS6                                (NR , NR)      06/26/29         9.660  $  344,929
    1,050  Salomon Brothers Mortgage Securities VII,
             Series 1997-TZH, Class B                                 (NR , Aa1)      03/25/22         7.491   1,149,020
    1,300  Salomon Brothers Mortgage Securities VII,
             Series 1997-TZH, Class D                                  (NR , A2)      03/25/22         7.902   1,406,032
      775  UCFC Home Equity Loan Trust, Series 1996-B1,
             Class A7                                                 (AAA , Aaa)     09/15/27         8.200     806,196
      820  UCFC Home Equity Loan Trust, Series 1998-A,
             Class A7                                                 (AAA , Aaa)     07/15/29         6.870     879,403
                                                                                                             -----------
TOTAL MORTGAGE-BACKED SECURITIES (Cost $116,127,897)                                                         116,912,250
                                                                                                             -----------
FOREIGN BONDS (3.8%)
BANKS (0.7%)
    1,800  Royal Bank of Scotland Group PLC, Series 3,
             Perpetual Global Bonds (Callable 12/31/05 @ $100.00)
             (United Kingdom)                                          (A- , A1)      11/29/49         7.816   2,007,722
                                                                                                             -----------
FOREIGN GOVERNMENT BONDS (0.5%)
    1,495  Republic of Philippines, Series B, Restructured
             Debt, Foreign Government Guaranteed
             (Callable 06/03/02 @ $100.00) (Philippines)              (BB+ , Ba1)     12/01/17         6.500   1,389,342
                                                                                                             -----------
REAL ESTATE (0.1%)
      195  Intrawest Corp., Yankee Senior Notes
             (Callable 02/01/05 @ $105.25) (Canada) &                  (B+ , B1)      02/01/10        10.500     202,800
                                                                                                             -----------
SOVEREIGN (0.8%)
      895  Ministry Finance of Russia                                 (BB- , B3)      05/14/08         3.000     604,125
    2,030  Russian Federation, Rule 144A, Private Placement,
             Unsubordinated Notes (Russia)+  ++                        (B+ , B1)      03/31/30         5.000   1,423,538
                                                                                                             -----------
                                                                                                               2,027,663
                                                                                                             -----------
TELECOMMUNICATIONS (1.7%)
    2,345  British Telecommunications PLC, Global Bonds
             (United Kingdom)                                         (A- , Baa1)     12/15/30         8.875   2,765,667
      670  Orange PLC, Yankee Senior Notes (United Kingdom)          (BBB- , Baa3)    06/01/06         8.750     672,868
      305  Rogers Wireless Telecommunications, Yankee Senior
             Subordinated Notes (Callable10/07/02 @ $104.40)
             (Canada)                                                 (BB- , B2)      10/01/07         8.800     138,775
    1,030  TELUS Corp., Yankee Notes (Canada)                        (BBB+ , Ba1)     06/01/07         7.500     818,850
      500  TELUS Corp., Yankee Notes (Canada)                         (BBB , Ba1)     06/01/11         8.000     387,500
                                                                                                             -----------
                                                                                                               4,783,660
                                                                                                             -----------
TOTAL FOREIGN BONDS (Cost $10,209,580)                                                                        10,411,187
                                                                                                             -----------
UNITED STATES TREASURY OBLIGATIONS (3.0%)
      775  United States Treasury Bills ++++                          (AAA , Aaa)     02/13/03         0.010     769,315
      210  United States Treasury Bonds                               (AAA , Aaa)     02/15/31         5.375     224,036
      170  United States Treasury Notes &                             (AAA , Aaa)     08/15/07         3.250     170,372
    4,330  United States Treasury Notes(2)                            (AAA , Aaa)     01/15/10         4.250   4,892,656
    2,106  United States Treasury Notes(2)                            (AAA , Aaa)     07/15/12         3.000   2,216,007
                                                                                                             -----------
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $7,972,763)                                                     8,272,386
                                                                                                             -----------


                 See Accompanying Notes to Financial Statements.



 NUMBER
OF SHARES                                                                                                       VALUE
---------                                                                                                   ------------
COMMON STOCKS (0.0%)
HOME BUILDERS (0.0%)
      328  Capital Pacific Holdings, Inc.*                                                                      $  1,337
                                                                                                            ------------
PAPER & FOREST PRODUCTS (0.0%)
   45,544  Crown Packaging Enterprises, Ltd.*                                                                        455
                                                                                                            ------------
SECONDARY OIL & GAS PRODUCERS (0.0%)
    5,252  Southwest Royalties, Inc., Class A* (##) ^                                                             79,463
                                                                                                            ------------
TELECOMMUNICATIONS (0.0%)
   61,450  Arch Wireless, Inc.*                                                                                      310
                                                                                                            ------------
TOTAL COMMON STOCKS (Cost $908,824)                                                                               81,565
                                                                                                            ------------
PREFERRED STOCK (0.5%)
TELECOMMUNICATIONS (0.5%)
    1,535  Centaur Funding Corp. (Cost $1,697,504)                                                             1,482,715
                                                                                                            ------------
WARRANTS (0.0%)
BUILDING MATERIALS (0.0%)
      240  Dayton Superior Corp., Wts., Rule 144A, strike $0.01, expires June 2009*  ++                            2,400
                                                                                                            ------------
CHEMICALS (0.0%)
   10,800  Uniroyal Technology Corp., Wts., strike $2.19,  expires June 2003*                                        324
                                                                                                            ------------
TELECOMMUNICATIONS (0.0%)
      130  GT Group Telecom, Inc., Rule 144A, strike $0.00 expires Feburary 2010*  ++                                195
       50  IWO Holdings, Inc., Rts. strike $7.00, expires January 2011*                                            1,506
                                                                                                            ------------
                                                                                                                   1,701
                                                                                                            ------------
TOTAL WARRANTS (Cost $33,476)                                                                                      4,425
                                                                                                            ------------
RIGHTS (0.0%)
DIVERSIFIED FINANCIALS (0.0%)
    1,000  Mexican Value Recovery, Rts., expires June 2003* (Cost $0)                                                  3
                                                                                                            ------------


                                                                                                   PAR
                                                                                                  (000)
                                                                                                --------

SHORT-TERM INVESTMENT (31.7%)
           State Street Bank and Trust Co. Euro Time Deposit, 1.688%, 9/3/02
                 (Cost $87,386,000)(2)                                                           $87,386      87,386,000
                                                                                                            ------------
TOTAL INVESTMENTS (130.2%) (Cost $372,531,789)                                                               359,138,962
LIABILITIES IN EXCESS OF OTHER ASSETS (-30.2%)                                                               (83,275,856)
                                                                                                            ------------
NET ASSETS (100.0%)                                                                                         $275,863,106
                                                                                                            ============


(#) Credit ratings given by Moody's Investors Services, Inc. and Standard & Poor's Ratings Group are unaudited.

+ Step Bond-- The interest as of August 31, 2002 is 0% and will reset to the interest rate shown at a future date.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2002, these securities amounted to a value of $10,960,683 or 4.0% of net assets.

++++ Collateral segregated for futures contracts.

*    Non-income producing security.

[0]  Security in default.

&    Security or portion thereof is out on loan.

(##) Security is valued in good faith by management and approved by the Board of Directors.

^    Illiquid security that is restricted as to resale.

(1)  Par value of security held is less than 1.

(2)  Collateral segregated for TBA securities.

                            INVESTMENT ABBREVIATIONS

                    TBA                           To Be Announced

                See Accompanying Notes to Financial Statements.

                   CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND

                           PORTFOLIO MANAGERS' LETTER

                                                                 October 1, 2002

Dear Shareholder:

We are writing to report on the results of the Credit Suisse Institutional High Yield Fund (the "Fund")(1) for the fiscal year ended August 31, 2002.

At August 31, 2002, the net asset value ("NAV") of the Fund was $9.90 per share, compared to an NAV of $11.84 on August 31, 2001. Assuming the reinvestment of distributions totalling $1.17 per share, the Fund's total return was -6.88%. By comparison, the Credit Suisse First Boston High Yield Index, Developed Countries Only (CSFBHYID)(2) gained 4.45% during the same period.

[Note: The Fund performed in line with a broad universe of other high yield funds which, as represented by the Lipper High Current Yield Funds Average(3), returned -6.98%.]

We attribute the Fund's underperformance of its CSFBHYID benchmark to two factors. The first was our positioning of the portfolio in certain industry sectors, as follows:

- Compared to CSFBHYID, we overweighted two subcategories in the telecommunications universe--I.E., competitive local-exchange carriers and providers of broadband transmission services--whose debt securities endured harsh selling.

- Security selection among providers of satellite transmission services was ineffective.

- We underweighted the homebuilders sector, which greatly outperformed the high yield market as a whole.

The second factor that especially hurt was a combination of technical matters related to CFSBHYID's construction, which had the effect of magnifying our exposure to the telecom industry. Specifically, CSFBHYID differs from most other high yield indices in that it does not include the bonds of companies downgraded to junk status until three months after the downgrade has occurred. In addition, CSFBHYID includes only the two largest debt issues (I.E., in terms of face value) per issuer, while most other indices include all issues of each issuer.

What this meant in the fiscal year was that CSFBHYID's return was not hurt by the impact of the ratings downgrades of two large telecom providers--WorldCom and Qwest Communications International--to "junk" status in May. This was because CSFBHYID did not yet include WorldCom and Qwest securities. CSFBHYID's return thus contrasted greatly with the returns of most other leading high yield indices, which quickly incorporated WorldCom and Qwest once they were downgraded. [Note: as of August 31, the Fund did not own securities of WorldCom or Qwest.]

Since we held a small position in bonds of a WorldCom unit, Intermedia Communications (which we sold in June), our own performance thus appears much less favorable relative to CSFBHYID than to other leading high yield indices (and, as we've noted, the Lipper surrogate for high yield funds as a group). This was because our allocations to both WorldCom and the beleaguered telecom sector more broadly were higher versus CSFBHYID than its index counterparts.

On the positive side of the ledger, our holdings in several other industry sectors added value to the Fund's overall return:

- We significantly underweighted utilities, airlines and diversified telecom service providers, based on our pessimistic evaluation of their respective industry fundamentals. Each performed poorly.

- We continued to overweight leisure and gaming, both of which meaningfully ourperformed the broad high yield market.

- We overweighted retail stores, which magnified the benefits of good security selection.

As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management, LLC (CSAM)

Richard J. Lindquist, CFA, Managing Director
Misia K. Dudley, Director
Philip L. Schantz, Director
Mary Ann Thomas, CFA, Director
John M. Tobin, CFA, Director
John F. Dessauer, CFA, Vice President
Michael J. Dugan, Assistant Vice President

NOTE: HIGH YIELD BONDS ARE LOWER-QUALITY BONDS ALSO KNOWN AS "JUNK BONDS." SUCH BONDS ENTAIL GREATER RISKS THAN THOSE FOUND IN HIGHER-RATED SECURITIES.

COMPARISON OF CHANGE IN VALUE OF $3 MILLION INVESTMENT IN THE CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND(1) AND THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX, DEVELOPED COUNTRIES ONLY(2) FROM INCEPTION (2/26/93). (UNAUDITED)

[CHART]



                                        CSFB HIGH
              CREDIT SUISSE          YIELD INDEX,
              INSTITUTIONAL             DEVELOPED
         HIGH YIELD FUND(1)     COUNTRIES ONLY(2)

 2/93            $3,000,000            $3,000,000
 2/93            $3,000,000            $3,059,430
 3/93            $3,094,015            $3,124,015
 4/93            $3,122,004            $3,141,884
 5/93            $3,183,979            $3,187,661
 6/93            $3,275,975            $3,245,358
 7/93            $3,343,971            $3,279,110
 8/93            $3,387,993            $3,307,048
 9/93            $3,402,000            $3,325,832
10/93            $3,552,003            $3,386,694
11/93            $3,563,984            $3,429,299
12/93            $3,661,988            $3,472,577
 1/94            $3,746,004            $3,534,389
 2/94            $3,640,940            $3,539,690
 3/94            $3,404,791            $3,435,659
 4/94            $3,366,291            $3,389,586
 5/94            $3,447,539            $3,408,907
 6/94            $3,376,978            $3,385,999
 7/94            $3,374,802            $3,402,015
 8/94            $3,463,925            $3,426,510
 9/94            $3,505,424            $3,440,147
10/94            $3,467,768            $3,442,521
11/94            $3,436,768            $3,402,691
12/94            $3,370,332            $3,438,691
 1/95            $3,281,348            $3,474,832
 2/95            $3,290,474            $3,560,313
 3/95            $3,312,229            $3,600,544
 4/95            $3,458,781            $3,680,476
 5/95            $3,605,293            $3,784,229
 6/95            $3,624,560            $3,809,243
 7/95            $3,679,201            $3,868,286
 8/95            $3,733,843            $3,879,156
 9/95            $3,800,693            $3,923,766
10/95            $3,820,175            $3,967,320
11/95            $3,837,213            $3,985,966
12/95            $3,918,819            $4,036,508
 1/96            $4,021,421            $4,113,283
 2/96            $4,101,516            $4,135,124
 3/96            $4,089,808            $4,123,877
 4/96            $4,120,283            $4,146,228
 5/96            $4,199,058            $4,179,730
 6/96            $4,184,366            $4,189,009
 7/96            $4,158,269            $4,226,710
 8/96            $4,197,383            $4,272,781
 9/96            $4,320,123            $4,346,230
10/96            $4,322,815            $4,382,738
11/96            $4,373,579            $4,451,022
12/96            $4,414,815            $4,537,861
 1/97            $4,480,347            $4,571,078
 2/97            $4,559,491            $4,656,969
 3/97            $4,476,838            $4,604,811
 4/97            $4,493,493            $4,645,839
 5/97            $4,607,434            $4,739,128
 6/97            $4,701,053            $4,803,580
 7/97            $4,817,118            $4,905,464
 8/97            $4,834,066            $4,931,953
 9/97            $4,958,005            $5,029,606
10/97            $4,992,693            $5,029,053
11/97            $4,998,486            $5,064,809
12/97            $5,070,210            $5,110,849
 1/98            $5,179,821            $5,197,682
 2/98            $5,256,844            $5,238,328
 3/98            $5,332,073            $5,264,519
 4/98            $5,335,043            $5,303,951
 5/98            $5,356,146            $5,319,809
 6/98            $5,369,419            $5,331,034
 7/98            $5,357,110            $5,368,352
 8/98            $5,099,044            $5,003,733
 9/98            $4,995,294            $5,003,183
10/98            $4,872,591            $4,903,669
11/98            $5,001,579            $5,152,334
12/98            $5,005,467            $5,140,433
 1/99            $5,069,757            $5,205,922
 2/99            $5,060,149            $5,186,191
 3/99            $5,134,136            $5,221,405
 4/99            $5,261,875            $5,322,231
 5/99            $5,186,586            $5,269,008
 6/99            $5,186,627            $5,261,579
 7/99            $5,199,990            $5,266,893
 8/99            $5,132,981            $5,216,331
 9/99            $5,080,748            $5,169,332
10/99            $5,046,451            $5,133,612
11/99            $5,125,393            $5,196,345
12/99            $5,230,301            $5,256,570
 1/00            $5,276,216            $5,224,558
 2/00            $5,459,826            $5,244,411
 3/00            $5,385,995            $5,149,540
 4/00            $5,284,701            $5,148,458
 5/00            $5,208,719            $5,076,328
 6/00            $5,260,824            $5,183,947
 7/00            $5,253,449            $5,224,848
 8/00            $5,227,526            $5,255,675
 9/00            $5,157,256            $5,206,797
10/00            $5,005,104            $5,046,480
11/00            $4,742,688            $4,831,954
12/00            $4,810,292            $4,930,960
 1/01            $5,060,977            $5,237,715
 2/01            $5,057,035            $5,295,906
 3/01            $4,967,496            $5,192,583
 4/01            $4,899,139            $5,141,748
 5/01            $4,971,551            $5,236,305
 6/01            $4,849,696            $5,144,669
 7/01            $4,870,515            $5,216,232
 8/01            $4,928,790            $5,285,555
 9/01            $4,581,519            $4,941,994
10/01            $4,701,313            $5,068,509
11/01            $4,829,657            $5,238,304
12/01            $4,852,975            $5,239,352
 1/02            $4,888,480            $5,286,873
 2/02            $4,826,371            $5,243,362
 3/02            $4,913,246            $5,368,154
 4/02            $4,958,447            $5,453,239
 5/02            $4,913,529            $5,432,844
 6/02            $4,692,130            $5,246,987
 7/02            $4,553,435            $5,096,765
 8/02            $4,590,300            $5,162,055


NOTE: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results on this page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002



                                                                     INCEPTION
ONE YEAR              THREE YEARS            FIVE YEARS               TO DATE
--------              -----------            ----------              ---------

 (6.88%)                (3.66%)                 (1.03%)                4.57%


                 AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002



                                                                     INCEPTION
ONE YEAR              THREE YEARS            FIVE YEARS               TO DATE
--------              -----------            ----------              ---------

 (1.52%)                (3.88%)                 (1.87%)                4.35%


(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(2) The Credit Suisse First Boston High Yield Index, Developed Countries Only is an unmanaged index (with no defined investment objective) of domestic high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the Fund's adviser. Name changed from The Credit Suisse First Boston Domestic+ High Yield Index effective May 31, 2001. Investors cannot invest directly in an index.

(3) Lipper Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. The Lipper High Current Yield Funds Average is the average total return of mutual funds with high current yields during a given period tracked by Lipper Inc.

                  CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2002



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)    MATURITY         RATE%     VALUE
---------                                                          ---------------    --------         -----  ----------
CORPORATE BONDS (95.2%)
AEROSPACE (0.5%)
$     250  K&F Industries, Inc., Series B, Senior
             Subordinated Notes (Callable 10/15/02 @ $104.63)          (B , B2)       10/15/07         9.250  $  257,500
      250  200 L-3 Communications Corp., Senior Subordinated
             Notes (callable 05/15/03 @ $104.25)                      (BB- , Ba3)     05/15/08         8.500     207,000
                                                                                                              ----------
                                                                                                                 464,500
                                                                                                              ----------

AIRLINES (0.1%)
     250   Amtran, Inc., Company Guaranteed
             (Callable 12/15/03 @ $104.81)                           (CCC , Caa1)     12/15/05         9.625     118,750
                                                                                                              ----------

AUTOMOBILE MANUFACTURING/VEHICLE PARTS (2.7%)
     350   ADV Accessory Systems, Series B, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 10/01/02 @ $104.88)                            (CCC+ , B3)     10/01/07         9.750     322,000
     350   Collins & Aikman Products Corp., Company
             Guaranteed Notes (Callable 10/07/02 @ $103.83) &          (B , B2)       04/15/06        11.500     331,625
     400   Delco Remy International, Inc., Company
             Guaranteed, Senior Subordinated Notes
             (Callable 08/01/02 @ $103.54)                            (CCC+ , B3)     08/01/06        10.625     278,000
     250   Holley Performance Products, Series B, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 09/15/03 @ $106.12)                           (CCC- , Caa2)    09/15/07        12.250     124,063
     250   LDM Technologies, Inc., Series B, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 07/22/02 @ $105.37)                            (C , Caa3)      01/15/07        10.750     198,750
     550   Oshkosh Truck Corp., Company Guaranteed, Senior
             Subordinated Notes (Callable 03/01/03 @ $104.38)         (BB- , Ba3)     03/01/08         8.750     569,937
     500   Stanadyne Automotive Corp., Series B, Company
             Guaranteed (Callable 12/15/02 @ $105.12)                 (B , Caa1)      12/15/07        10.250     402,500
     250   Titan Wheel International, Inc., Senior
             Subordinated Notes (Callable 07/22/02 @ $104.38)        (CCC+ , Caa1)    04/01/07         8.750     146,875
                                                                                                              ----------
                                                                                                               2,373,750
                                                                                                              ----------

BANKING (0.9%)
     200   Sovereign Bancorp, Inc., Company Guaranteed               (BBB- , Ba2)     03/15/04         8.625     209,669
     500   Sovereign Bancorp, Inc., Senior Notes                     (BBB- , Ba2)     11/15/06        10.500     557,500
                                                                                                              ----------
                                                                                                                 767,169
                                                                                                              ----------

BROADCAST/OUTDOOR (4.0%)
     250   Allbritton Communications Co., Series B, Senior
             Subordinated Debentures
             (Callable 02/01/03 @ $104.44)                             (B- , B3)      02/01/08         8.875     253,750
     250   Allbritton Communications Co., Series B, Senior
             Subordinated Debentures
             (Callable 11/30/02 @ $103.90)                             (B- , B3)      11/30/07         9.750     256,250
     260   Chancellor Media Corp., Company Guaranteed, Senior
             Subordinated Notes                                      (BBB- , Ba1)     11/01/08         8.000     264,225
     500   Entravision Communications Corp., Rule 144A,
             Series A, Company Guaranteed
             (Callable 03/15/06 @ 104.063) ++                          (B- , B3)      03/15/09         8.125     513,750
     500   Interep National Radio Sales, Inc., Series B,
             Company Guaranteed, Senior Subordinated Notes
             (Callable 07/01/03 @ $105.00)                            (CCC- , B3)     07/01/08        10.000     450,000


                See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)    MATURITY        RATE%     VALUE
---------                                                          ---------------    --------        -----   ----------
BROADCAST/OUTDOOR -- (CONTINUED)
$    500   Paxson Communications Corp., Global Company
             Guaranteed (Callable 01/15/06 @ $106.12)+                 (B- ,B3)       01/15/09        12.250  $  237,500
     350   Radio One, Inc., Series B, Global Company
             Guaranteed (Callable 07/01/06 @ $104.44)                  (B- ,B2)       07/01/11         8.875     363,125
     400   Salem Communications Corp., Series B, Company
             Guaranteed (Callable 10/07/02 @ $104.75)                  (B- ,B3)       10/01/07         9.500     411,000
     300   Sinclair Broadcast Group, Inc., Global Company
             Guaranteed (Callable 12/15/06 @ $104.38)                  (B , B2)       12/15/11         8.750     306,750
     400   Young Broadcasting, Inc., Rule 144A, Global Company
             Guaranteed (Callable 12/15/05 @ $104.25) ++               (B , B2)       12/15/08         8.500     402,000
                                                                                                              ----------
                                                                                                               3,458,350
                                                                                                              ----------

BUILDING PRODUCTS (1.4%)
      500  Associated Materials, Inc., Rule 144A, Private Placement,
             Senior Subordinated Notes
             (Callable 04/15/07 @ $104.88) ++                          (B , B3)       04/15/12         9.750     510,625
      250  Building Materials Corp., Company Guaranteed                (B , B2)       12/01/08         8.000     201,250
      300  Building Materials Corp., Series B, Senior Notes            (B , B2)       07/15/05         7.750     256,500
      250  Dayton Superior Corp., Company Guaranteed Notes
             (Callable 06/15/07 @ $102.17)                             (B- , B3)      06/15/09        13.000     241,250
                                                                                                              ----------
                                                                                                               1,209,625
                                                                                                              ----------

CABLE (7.4%)
     250   Adelphia Communications Corp., Series B, Notes [0]         (NR , Caa2)     03/01/05         9.875      85,000
     350   Adelphia Communications Corp., Series B,
             Senior Notes [0]                                         (NR , Caa2)     07/15/04        10.500     121,625
     294   Australis Holdings, Ltd., Yankee Senior Discount Notes
             (Callable 07/22/02 @ $103.75) [0]                         (D , NR)       11/01/02        15.000          29
     900   Australis Media, Ltd., Unit, Yankee
             (Callable 07/22/02 @ $104.00) [0]                         (NR , NR)      05/15/03        15.750          81
      15   Australis Media, Ltd., Yankee Senior Discount Notes
             (Callable 07/22/02 @ $104.00) [0]                         (NR , NR)      05/15/03        15.750           2
     500   Century Communications Corp., Series B, Senior
             Discount Notes [0]                                        (NR , Ca)      03/15/03         0.000     117,500
     355   Charter Communications Holdings LLC, Senior
             Discount Notes (Callable 04/01/04 @ $104.96) [0]          (B- , B2)      04/01/11         9.920     172,175
     350   Charter Communications Holdings LLC, Senior Notes
             (Callable 01/15/05 @ $105.12) [0]                         (B- , B2)      01/15/10        10.250     245,000
     460   Charter Communications Holdings LLC, Senior Notes
             (Callable 04/01/04 @ $104.31)                             (B- , B2)      04/01/09         8.625     319,700
     400   Coaxial Communications/Phoenix, Company Guaranteed,
             Senior Notes (Callable 10/07/02 @ $105.00)                (B , B3)       08/15/06        10.000     344,000
     400   Coaxial LLC, Company Guaranteed
             (Callable 08/15/03 @ $106.44)+, [0]                     (CCC+ , Caa1)    08/15/08        12.875     262,000
     250   Comcast UK Cable Partners, Ltd., Senior Debentures
             (Callable 11/15/02 @ $101.40)                            (C , Caa2)      11/15/07        11.200     211,250
      85   CSC Holdings, Inc., Senior Notes                           (BB+ , B1)      12/15/07         7.875      72,250
      35   CSC Holdings, Inc., Senior Notes                           (BB+ , B1)      07/15/08         7.250      29,050
     500   CSC Holdings, Inc., Senior Subordinated Debentures
             (Callable 02/15/03 @ $104.80) &                          (BB- , B2)      02/15/13         9.875     377,500
     250   Diamond Cable Communications PLC, Yankee Senior
             Discount Notes (Callable 07/22/02 @ $102.94) [0]          (D , Ca)       12/15/05        11.750      40,000
   2,427   DIVA Systems Corp., Series B, Senior Discount Notes
             (Callable 03/01/03 @ $106.31) [0]                         (NR , NR)      03/01/08        12.625     312,476


                See Accompanying Notes to Financial Statements.




   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)    MATURITY        RATE%     VALUE
---------                                                          ---------------    --------        -----   ----------
CABLE -- (CONTINUED)
$    350   Frontiervision Holdings LP, Senior Discount Notes
             (Callable 07/22/02 @ $107.92)+, [0]                      (NR , Caa1)     09/15/07        11.875  $  166,250
     500   Insight Communications Co., Inc., Senior Discount Notes
             (Callable 02/15/06 @ $106.13)+, [0]                      (B- , Caa1)     02/15/11        12.250     170,000
     350   Insight Midwest, Senior Notes
             (Callable 10/01/04 @ $104.88)                             (B+ , B2)      10/01/09         9.750     313,250
     410   James Cable Partners LP, Series B, Senior Notes
             (Callable 10/11/02 @ $102.69)                            (NR , Caa2)     08/15/04        10.750     194,750
     500   Jones Intercable, Inc., Senior Notes                      (BBB , Baa2)     04/15/08         7.625     465,619
     300   Lenfest Communications, Inc., Senior Notes                (BBB , Baa2)     11/01/05         8.375     282,228
     400   MDC Communications Corp., Yankee Senior
             Subordinated Notes (Callable 12/01/02 @ $103.50)          (B , B2)       12/01/06        10.500     334,000
     250   Mediacom LLC Capital Corp., Senior Notes
             (Callable 01/15/06 @ $104.75)                             (B+ , B2)      01/15/13         9.500     205,000
     400   Mediacom LLC Capital Corp., Senior Notes
             (Callable 02/15/06 @ $103.94)                             (B+ , B2)      02/15/11         7.875     314,000
     250   Northland Cable Television, Company Guaranteed
             (Callable 11/15/02 @ $105.12)                            (B- , Caa1)     11/15/07        10.250     164,375
     550   Olympus Communications LP, Series B, Senior Notes
             (Callable 07/22/02 @ $105.31) [0]                        (NR , Caa1)     11/15/06        10.625     393,250
     550   Rogers Communications, Inc., Yankee Senior Notes
             (Callable 01/15/03 @ $101.52)                            (BB- , Ba2)     01/15/06         9.125     475,750
     250   Rogers Communications, Inc., Yankee Senior Notes
             (Callable 07/15/02 @ $104.44)                            (BB- , Ba1)     07/15/07         8.875     213,750
                                                                                                              ----------
                                                                                                               6,401,860
                                                                                                              ----------
CHEMICALS (3.1%)
     300   Acetex Corp., Global Senior Notes
             (Callable 08/01/05 @ $105.44)                             (B+ , B2)      08/01/09        10.875     313,500
     300   Airgas, Inc., Global Company Guaranteed
             (Callable 10/01/06 @ $104.56)                            (B+ , Ba2)      10/01/11         9.125     319,500
     300   Buckeye Technologies, Inc.,
             Senior Subordinated Notes                                (B+ , Caa1)     12/15/05         8.500     268,500
     250   Equistar Chemicals LP/ Equistar Funding Corp.,
             Global Company Guaranteed                                 (BB , B1)      09/01/08        10.125     241,250
     300   IMC Global, Inc., Series B, Global Company Guaranteed
             (Callable 06/01/06 @ $105.63)                            (BB , Ba1)      06/01/11        11.250     325,500
     260   Lyondell Chemical Co., Series B, Senior Subordinated
             Notes (Callable 05/01/04 @ $104.94)                      (BB , Ba3)      05/01/07         9.875     258,050
     300   Mississippi Chemical Corp.                                  (B , B3)       11/15/17         7.250     103,500
     250   Radnor Holdings, Inc., Series B, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 12/01/02 @ $100.00)                             (B- , B2)      12/01/03        10.000     223,750
     430   Scotts Co., Company Guaranteed
             (Callable 01/15/04 @ $104.31)                             (B+ , B2)      01/15/09         8.625     442,900
     250   Terra Industries, Inc., Series B, Senior Notes
             (Callable 07/22/02 @ $102.62)                            (B , Caa3)      06/15/05        10.500     201,250
                                                                                                              ----------
                                                                                                               2,697,700
                                                                                                              ----------

COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC) (1.6%)
     500   Block Communications, Inc., Rule 144A,
             Private Placement, Senior Subordinated Notes
             (Callable 04/15/09 @ $104.62) ++                          (B- , B2)      04/15/09         9.250     499,375
     550   e.spire Communications, Inc., Senior Discount Notes
             (Callable 11/01/02 @ $103.33) [0],  &                     (NR , NR)      11/01/05        13.000          55
     500   Knology Holdings, Inc., Senior Discount Notes
             (Callable 10/15/02 @ $105.94)+, [0]                       (NR , NR)      10/15/07        11.875     162,500


                See Accompanying Notes to Financial Statements.




   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)    MATURITY        RATE%     VALUE
---------                                                          ---------------    --------        -----   ----------
COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC) -- (CONTINUED)
$    250   MJD Communications, Inc., Series B, Senior
             Subordinated Notes (Callable 05/01/03 @ $104.75)         (B- , Caa1)     05/01/08         9.500  $  163,750
     400   RCN Corp., Senior Unsecured Notes
             (Callable 10/15/02 @ $105.00) [0]                        (CCC- , Ca)     10/15/07        10.000      82,000
     232   RCN Corp., Series B, Senior Discount Notes
             (Callable 02/15/03 @ $104.90)+, [0]                      (CCC- , Ca)     02/15/08         9.800      37,120
     500   Time Warner Telecom LLC, Senior Notes
             (Callable 07/15/03 @ $104.87)                             (B- , B3)      07/15/08         9.750     230,000
     250   United States West Communications Inc.                     (B- , Ba3)      09/15/05         6.625     221,250
                                                                                                              ----------
                                                                                                               1,396,050
                                                                                                              ----------

CONGLOMERATE/DIVERSIFIED MANUFACTURING (0.9%)
     300   Day International Group, Inc., Series B, Senior Notes       (B- , B2)      06/01/05        11.125     300,000
     500   Jordan Industries, Inc., Series D, Senior Notes
             (Callable 08/01/02 @ $105.19)                            (B- , Caa3)     08/01/07        10.375     292,500
     173   Knoll, Inc., Senior Subordinated Notes
             (Callable 07/22/02 @ $103.63)                            (B+ , Ba3)      03/15/06        10.875     168,675
                                                                                                              ----------
                                                                                                                 761,175
                                                                                                              ----------

CONSUMER PRODUCTS/TOBACCO (3.1%)
     715   Diamond Brands Operating, Company Guaranteed, Senior
             Subordinated Notes (Callable 12/15/02 @ $101.47) [0]     (NR , NR)       04/15/08        10.125       7,150
     250   DIMON, Inc., Series B, Global Company Guaranteed
             (Callable 10/15/06 @ $104.81)                            (BB , Ba3)      10/15/11         9.625     261,250
     500   Holmes Products Corp., Series D, Senior Subordinated
             Notes (Callable 11/15/02 @ $100.00)                      (NR , Caa2)     11/15/07         9.875     332,500
     250   Jackson Products, Inc., Series B, Company Guaranteed
             (Callable 07/22/02 @ $103.17)                           (CCC , Caa3)     04/15/05         9.500     163,750
     500   Johnsondiversey, Inc., Rule 144A, Private
             Placement, Senior Subordinated Notes
             (Callable 05/15/07 @ $104.81) ++                          (B , B2)       05/15/12         9.625     497,500
     500   Packaged Ice, Inc., Series B, Company Guaranteed
             (Callable 10/07/02 @ $104.88) &                          (B- , Caa3)     02/01/05         9.750     422,500
     500   Revlon Consumer Products Corp.,
             Global Company Guaranteed                                (B- , Caa1)     12/01/05        12.000     462,500
     200   Sealy Mattress Co., Series B, Company Guaranteed, Senior
             Discount Notes (Callable 12/15/02 @ $105.44)+, [0]        (B- , B3)      12/15/07        10.875     163,000
     400   Werner Holding Co., Inc., Series A, Company Guaranteed
             (Callable 11/15/02 @ $105.00)                             (B- , B2)      11/15/07        10.000     402,000
                                                                                                              ----------
                                                                                                               2,712,150
                                                                                                              ----------

CONTAINERS (0.8%)
     250   Berry Plastics Corp., Rule 144A, Private Placement, Senior
             Subordinated Notes, (Callable 07/15/07@ $105.37) ++       (B- , B3)      07/15/12        10.750     256,250
     250   Owens-Illinois, Inc., Senior Notes                          (B+ , B3)      05/15/07         8.100     230,000
     250   Owens-Illinois, Inc., Senior Notes                          (B+ , B3)      05/15/08         7.350     222,500
                                                                                                              ----------
                                                                                                                 708,750
                                                                                                              ----------

DIVERSIFIED TELECOMMUNICATIONS (0.1%)
     250   Primus Telecommunications Group, Inc., Senior
             Unsecured Notes (Callable 01/15/04 @ $105.625)          (CCC- , Caa3)    01/15/09        11.250     121,250
                                                                                                              ----------
ELECTRONICS/INFORMATION/DATA TECHNOLOGY (1.3%)
     295   Ampex Corp., Series B, Secured Notes
             (Callable 07/24/02 @ $100.00)                             (NR , NR)      08/15/08        12.000      44,282
     500   Flextronics International, Ltd., Yankee Senior
             Subordinated Notes (Callable 07/01/05 @ $104.94)+, &     (BB- , Ba2)     07/01/10         9.875     520,000


                See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)    MATURITY        RATE%     VALUE
---------                                                          ---------------    --------        -----   ----------
ELECTRONICS/INFORMATION/DATA TECHNOLOGY-- (CONTINUED)
$    250   Seagate Technology HDD Holding, Rule 144A,
             Private Placement (Callable 05/15/06 @ $104.00) ++       (BB+ , Ba2)     05/15/09         8.000  $  248,750
     300   Solectron Corp., Senior Notes
             (Callable 02/15/06 @ $104.81) &                          (BB , Ba3)      02/15/09         9.625     280,500
                                                                                                              ----------
                                                                                                               1,093,532
                                                                                                              ----------

ENERGY - OTHER (2.6%)
     450   Compton Petroleum Corp., Rule 144A, Private Placement,
             Senior Notes (Callable 05/15/06 @ $104.95) ++             (B , B2)       05/15/09         9.900     452,250
     380   Crown Central Petroleum, Senior Notes
             (Callable 02/01/03 @ $100.00)                            (B , Caa1)      02/01/05        10.875     316,825
     500   Eagle Geophysical, Inc., Liquidating Trust [0]+             (NR , NR)      07/15/08        10.750          50
     250   Frontier Oil Corp., Senior Notes
             (Callable 11/15/04 @ $105.87)                             (B , B2)       11/15/09        11.750     254,375
     500   Swift Energy Co., Senior Subordinated Notes
             (Callable 05/01/07 @ $104.69)                             (B , B3)       05/01/12         9.375     477,500
     250   Tesoro Petroleum Corp., Rule 144A,
             Private Placement, Senior Subordinated Notes
             (Callable 04/01/07 @ $104.81) ++,  &                      (B+ , B2)      04/01/12         9.625     185,000
     350   Trico Marine Services, Inc., Rule 144A, Private
             Placement, Senior Notes (Callable 05/15/07 @ $104.44) ++   (B , B2)      05/15/12         8.875     322,000
     250   Western Resources, Inc., Rule 144A, Private Placement ++   (BBB- , Ba1)    05/01/07         7.875     238,646
                                                                                                              ----------
                                                                                                               2,246,646
                                                                                                              ----------

ENVIRONMENTAL SERVICES (0.2%)
     200   Allied Waste North America, Series B,
             Company Guaranteed, Senior Subordinated Notes
             (Callable 01/01/04 @ $103.94)                            (BB- , Ba3)     01/01/09         7.875     196,000
                                                                                                              ----------

FOOD PROCESSORS/BEVERAGE/BOTTLING (4.5%)
     250   Agrilink Foods, Inc., Company Guaranteed, Senior
             Subordinated Notes (Callable 11/01/03 @ $105.94)          (B- , B3)      11/01/08        11.875     261,875
     420   Archibald Candy Corp., Company Guaranteed, Senior
             Secured Notes (Callable 10/11/02 @ $102.56) [0]          (NR , Caa2)     07/01/04        10.250     220,500
     600   Aurora Foods, Inc., Series B, Senior Subordinated
             Notes (Callable 02/15/03 @ $105.2917)                   (CCC , Caa3)     02/15/07         9.875     375,000
     350   Eagle Family Foods, Inc., Series B, Company
             Guaranteed (Callable 01/15/03 @ $104.38)                 (CCC+ , B3)     01/15/08         8.750     246,750
     500   Fleming Companies., Inc., Rule 144A, Private
             Placement, Senior Subordinated Notes
             (Callable 05/01/07 @ $104.94) ++,  &                      (B+ , B2)      05/01/12         9.875     407,500
     250   Fleming Companies., Inc., Series D, Global Company
             Guaranteed (Callable 08/26/02 @ $105.31)                  (B+ , B2)      07/31/07        10.625     223,750
     400   Land O' Lakes, Inc., Rule 144A, Senior Notes
             (Callable 11/15/06 @ $104.38) ++                         (BB , Ba3)      11/15/11         8.750     258,000
     500   Luiginos, Inc., Senior Subordinated Notes
             (Callable 02/01/03 @ $105.00)                             (B- , B3)      02/01/06        10.000     502,500
     430   National Wine & Spirits, Inc., Company Guaranteed
             (Callable 01/15/04 @ $105.06)                             (B , B2)       01/15/09        10.125     421,400
     250   New World Pasta Co., Company Guaranteed, Senior
             Subordinated Notes (Callable 02/15/04 @ $104.63)         (B- , Caa1)     02/15/09         9.250     238,750
     350   Pilgrim's Pride Corp., Senior Notes
             (Callable 09/15/06 @ $104.81)                            (BB- , Ba3)     09/15/11         9.625     341,250
     400   Premier International Foods PLC, Yankee Senior Notes
             (Callable 09/01/04 @ $106.00)                             (B- , B3)      09/01/09        12.000     432,000
                                                                                                              ----------
                                                                                                               3,929,275
                                                                                                              ----------


                See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)    MATURITY        RATE%     VALUE
---------                                                          ---------------    --------        -----   ----------
GAMING (10.2%)
$    300   Ameristar Casinos, Inc., Company Guaranteed
             (Callable 02/15/06 @ $105.38)                             (B- , B3)      02/15/09        10.750  $  326,250
     500   Argosy Gaming Co., Company Guaranteed
             (Callable 06/01/04 @ $105.38)                             (B+ , B2)      06/01/09        10.750     546,250
     250   Argosy Gaming Co., Senior Subordinated Notes
             (Callable 09/01/06 @ $104.50)                             (B+ , B2)      09/01/11         9.000     259,375
     250   Aztar Corp., Global Senior Subordinated Notes
             (Callable 08/15/06 @ $104.50)                            (B+ , Ba3)      08/15/11         9.000     255,000
     250   Aztar Corp., Senior Subordinated Notes
             (Callable 05/15/03 @ $104.44)                            (B+ , Ba3)      05/15/07         8.875     252,500
     400   Boyd Gaming Corp., Senior Subordinated Notes
             (Callable 07/15/02 @ $104.75)                             (B+ , B1)      07/15/07         9.500     415,000
     480   Circus Circus Enterprises, Inc., Senior Subordinated
             Notes (Callable 12/01/02 @ $104.63)                      (BB- , Ba3)     12/01/05         9.250     494,400
     550   Coast Hotels & Casinos, Inc., Company Guaranteed,
             Senior Subordinated Notes
             (Callable 04/01/04 @ 104.75)                              (B , B2)       04/01/09         9.500     573,375
     400   Hard Rock Hotel, Inc., Series B, Senior Subordinated
             Notes (Callable 10/07/02 @ $104.62)                      (B- , Caa2)     04/01/05         9.250     396,000
     250   Harrahs Operating Co., Inc., Company Guaranteed,
             Senior Subordinated Notes                                (BB+ , Ba1)     12/15/05         7.875     261,250
     400   Herbst Gaming, Inc., Series B, Global Secured Notes
             (Callable 09/01/05 @ $105.37)                             (B , B2)       09/01/08        10.750     416,000
     223   Hollywood Casino Corp., Company Guaranteed
             (Callable 05/01/03 @ $107.00)                             (B , B3)       05/01/07        11.250     243,628
     250   Hollywood Park, Inc., Series B,
             Company Guaranteed, Senior Subordinated Notes
             (Callable 02/15/03 @ $104.62)                           (CCC+ , Caa1)    02/15/07         9.250     223,750
     250   Isle of Capri Casinos, Inc., Company Guaranteed
             (Callable 04/15/04 @ $104.38)                             (B , B2)       04/15/09         8.750     252,812
     500   Majestic Investor Holdings LLC, Rule 144A,
             Private Placement, Company Guaranteed
             (Callable 11/30/05 @ $105.83) ++                          (B , B2)       11/30/07        11.653     462,500
     400   Majestic Star Casino LLC, Series B,
             Company Guaranteed, Senior Secured Notes
             (Callable 07/01/03 @ $105.44)                             (B , B2)       07/01/06        10.875     404,000
     500   MGM Mirage, Inc., Company Guaranteed                       (BB+ , Ba2)     06/01/07         9.750     542,500
     400   Mohegan Tribal Gaming, Senior Subordinated Notes
             (Callable 01/01/04 @ $104.38)                            (BB- , Ba3)     01/01/09         8.750     415,000
     250   Park Place Entertainment Corp.,
             Senior Subordinated Notes                                (BB+ , Ba2)     12/15/05         7.875     253,750
     500   Penn National Gaming, Inc., Series B,
             Company Guaranteed, Senior Subordinated Notes
             (Callable 03/01/05 @ $105.56)                             (B- , B3)      03/01/08        11.125     542,500
     250   Peninsula Gaming LLC, Series B,
             Company Guaranteed, Senior Subordinated Notes
             (Callable 07/01/03 @ $108.00)                             (B , B2)       07/01/06        12.250     251,250
     400   Sun International Hotels, Ltd., Rule 144A,
             Private Placement, Senior Subordinated Notes
             (Callable 08/15/06 @ $104.44) ++                          (B+ , B2)      08/15/11         8.875     403,500
     350   Venetian Casino Resort LLC, Rule 144A, Private
             Placement (Callable 06/15/06 @ $105.50) ++               (B- , Caa1)     06/15/10        11.000     353,062
     319   Waterford Gaming LLC, Rule 144A, Senior Notes
             (Callable 07/22/02 @ $108.64) ++                          (B+ , B1)      03/15/10         9.500     328,969
                                                                                                              ----------
                                                                                                               8,872,621
                                                                                                              ----------


                See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)    MATURITY        RATE%     VALUE
---------                                                          ---------------    --------        -----   ----------
HEALTHCARE FACILITIES/SUPPLIES (5.3%)
$    550   Alaris Medical Systems, Company Guaranteed
             (Callable 12/01/02 @ $103.25)                            (B- , Caa1)     12/01/06         9.750  $  530,750
     250   Beverly Enterprises, Inc., Company Guaranteed,
             Senior Notes (Callable 02/15/03 @ $101.50)                (B+ , B1)      02/15/06         9.000     223,750
     500   Extendicare Health Services, Inc., Company
             Guaranteed (Callable 12/15/02 @ $104.68)                 (CCC+ , B3)     12/15/07         9.350     452,500
     250   Fisher Scientific International, Inc., Global Senior
             Subordinated Notes (Callable 05/01/07 @ $104.06)          (B , B3)       05/01/12         8.125     256,250
     250   Fisher Scientific International, Inc., Senior
             Subordinated Notes (Callable 02/01/03 @ $104.50)          (B , B3)       02/01/08         9.000     260,000
     300   HEALTHSOUTH Corp., Rule 144A,
             Private Placement, Notes ++                             (BBB- , Ba1)     06/01/12         7.625     240,777
     300   Magellan Health Services, Inc., Rule 144A, Senior
             Notes (Callable 11/15/05 @ $104.69) ++                    (B- , B3)      11/15/07         9.375     208,500
     250   Magellan Health Services, Inc., Senior
             Subordinated Notes (Callable 02/15/03 @ $104.50)        (CCC , Caa1)     02/15/08         9.000      73,750
     300   Rotech Healthcare, Inc., Rule 144A, Private Placement,
             Senior Subordinated Notes
             (Callable 04/01/07 @ $104.75) ++                          (B+ , B2)      04/01/12         9.500     252,000
     500   Triad Hospital Holdings, Inc., Series B, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 05/15/04 @ $105.50)                             (B- , B2)      05/15/09        11.000     552,500
     400   Unilab FinanceCorp., Senior Subordinated Notes
             (Callable 10/01/04 @ $106.37)                             (B- , B3)      10/01/09        12.750     462,000
     400   Vanguard Health Systems, Rule 144A, Senior
             Subordinated Notes (Callable 08/01/06 @ $104.87)          (B- , B3)      08/01/11         9.750     406,000
     400   Ventas Realty, Ltd., Rule 144A, Global Company
             Guaranteed ++                                            (BB- , Ba3)     05/01/12         9.000     408,000
     250   Vicar Operating, Inc., Company Guaranteed
             (Callable 12/01/05 @ $104.94)                             (B- , B3)      12/01/09         9.875     266,250
                                                                                                              ----------
                                                                                                               4,593,027
                                                                                                              ----------

HOME BUILDERS (1.6%)
     350   Beazer Homes USA, Inc., Rule 144A, Private Placement,
             Senior Notes (Callable 04/15/07 @ $104.19) ++            (BB , Ba2)      04/15/12         8.375     353,500
     400   D.R. Horton, Inc., Rule 144A, Global Company
             Guaranteed (Callable 04/15/07 @ $104.25) ++              (BB , Ba1)      04/15/12         8.500     396,000
     300   KB Home, Senior Subordinated Notes                         (BB- , Ba3)     12/15/08         8.625     299,250
     300   Toll Corp., Senior Subordinated Notes
             (Callable 12/01/06 @ $104.12)                            (BB+ , Ba2)     12/01/11         8.250     298,500
                                                                                                              ----------
                                                                                                               1,347,250
                                                                                                              ----------

INDUSTRIAL - OTHER (1.9%)
     300   Amerigas Partners LP Eagle Finance Corp., Global
             Senior Notes (Callable 05/20/06 @ $104.438)              (BB+ , Ba3)     05/20/11         8.875     310,500
     500   Brand Scaffold Services, Senior Unsecured Notes
             (Callable 02/15/03 @ $105.12)                             (B , B2)       02/15/08        10.250     502,500
     400   Del Monte Corp., Series B, Global Company
             Guaranteed (Callable 05/15/06 @ $104.63)                  (B- , B3)      05/15/11         9.250     406,000
     400   Synagro Technologies, Inc., Rule 144A, Private
             Placement, Senior Subordinated Notes
             (Callable 04/01/06 @ $104.75) ++                           (B , B3)      04/01/09         9.500     414,000
                                                                                                              ----------
                                                                                                               1,633,000
                                                                                                              ----------


                See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)    MATURITY        RATE%     VALUE
---------                                                          ---------------    --------        -----   ----------
LEISURE (3.7%)
$    500   AMC Entertainment, Inc., Senior Subordinated Notes
             (Callable 02/01/04 @ $104.75)                           (CCC+ , Caa3)    02/01/11         9.500  $  463,750
     400   Booth Creek Ski Holdings, Inc., Series B,
             Company Guaranteed                                      (CCC+ , Caa1)    03/15/07        12.500     348,000
     450   Cinemark USA, Inc., Series D, Senior Subordinated
             Notes (Callable 08/01/02 @ $102.41)                      (B- , Caa2)     08/01/08         9.625     429,750
     250   Florida Panthers Holdings, Company Guaranteed,
             Senior Subordinated Notes
             (Callable 04/15/04 @ $104.94)                             (B- , B2)      04/15/09         9.875     260,000
     500   Icon Health & Fitness, Inc., Rule 144A, Private
             Placement, Company Guaranteed
             (Callable 04/01/07 @ $105.62) ++                          (B- , B3)      04/01/12        11.250     485,000
     750   Imax Corp., Yankee Senior Unsecured Notes
             (Callable 12/01/02 @ $103.94)                           (CCC , Caa2)     12/01/05         7.875     558,750
     250   Intrawest Corp., Yankee Senior Unsecured Notes
             (Callable 08/15/03 @ $104.87)                             (B+ , B1)      08/15/08         9.750     256,250
     271   KSL Recreation Group, Inc., Series B, Senior
             Subordinated Notes (Callable 07/22/02 @ $105.12)          (B- , B2)      05/01/07        10.250     277,601
      75   SFX Entertainment, Inc., Series B, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 02/01/03 @ $104.56)                            (NR , Ba3)      02/01/08         9.125      82,125
                                                                                                              ----------
                                                                                                               3,161,226
                                                                                                              ----------

LODGING (0.8%)
     250   Capstar Hotel Co., Senior Subordinated Notes
             (Callable 08/15/02 @ $104.38)                             (B- , B3)      08/15/07         8.750     208,750
     300   HMH Properties, Inc., Series B, Company Guaranteed
             (Callable 08/01/03 @ $103.99)                            (BB- , Ba3)     08/01/08         7.875     286,500
     220   HMH Properties, Inc., Series C, Senior Notes
             (Callable 12/01/03 @ $104.23)                            (BB- , Ba3)     12/01/08         8.450     214,225
                                                                                                              ----------
                                                                                                                 709,475
                                                                                                              ----------

MACHINERY (0.3%)
     260   Motors & Gears, Inc., Series D, Senior Notes
             (Callable 10/07/02 @ $105.38)                            (B- , Caa1)     11/15/06        10.750     240,500
                                                                                                              ----------

METALS & MINING (4.6%)
     500   AEI Resources LLC/Horizon Finance Corp., Company
             Guaranteed, Senior Secured Notes
             (Callable 07/18/02 @ $100.00)                             (NR , NR)      05/08/09        11.750     187,500
     400   Alltrista Corp., Rule 144A, Private Placement, Senior
             Subordinated Notes (Callable 05/01/07 @ $104.87) ++       (B- , B3)      05/01/12         9.750     390,000
     300   Earle M. Jorgensen Co., Rule 144A, Global Secured
             (Callable 06/01/07 @ $104.88) ++                          (B- , B2)      06/01/12         9.750     295,875
     400   Golden Northwest Aluminum, Company Guaranteed,
             Senior Subordinated Notes
             (Callable 12/15/02 @ $108.00)                             (CC , B3)      12/15/06        12.000     158,000
     560   Great Lakes Carbon Corp., Series B, Company
             Guaranteed (Callable 05/15/03 @ $105.13)                  (B- , B3)      05/15/08        10.250     393,400
     100   Haynes International, Inc., Senior Notes
             (Callable 09/01/02 @ $100.00)                           (CCC+ , Caa2)    09/01/04        11.625      77,500
     250   Intermet Corp., Rule 144A, Private Placement,
             Senior Notes (Callable 06/15/06 @ $104.88) ++             (B+ , B2)      06/15/09         9.750     255,000
     100   Luscar Coal, Ltd., Global Senior Notes
             (Callable 10/15/06 @ $104.88)                            (BB , Ba3)      10/15/11         9.750     107,500
     200   Maxxam Group Holdings, Inc., Series B, Senior
             Secured Notes (Callable 08/01/02 @ $100.00)             (CCC+ , Caa1)    08/01/03        12.000     175,000


                See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)    MATURITY        RATE%     VALUE
---------                                                          ---------------    --------        -----   ----------
METALS & MINING -- (CONTINUED)
$    300   Metallurg, Inc., Series B, Company Guaranteed,
             Senior Notes (Callable 12/01/02 @ $105.50)                (B- , B3)      12/01/07        11.000  $  264,000
     400   TriMas Corp., Rule 144A, Private Placement, Senior
             Subordinated Notes (Callable 06/15/07 @ $104.94) ++       (B , B3)       06/15/12         9.875     398,000
     500   UCAR Finance, Inc., Global Company Guaranteed
             (Callable 02/15/07 @ $105.12)                             (B , B2)       02/15/12        10.250     505,000
     250   WCI Steel, Inc., Series B, Senior Secured Notes            (B- , Caa2)     12/01/04        10.000     118,750
     250   WHX Corp., Senior Notes
             (Callable 07/31/02 @ $105.25)                           (CCC+ , Caa3)    04/15/05        10.500     205,000
     500   WolverineTube, Inc., Rule 144A, Private Placement,
             Company Guaranteed (Callable 04/01/06 @ $105.25) ++      (BB- , B1)      04/01/09        10.500     477,500
                                                                                                              ----------
                                                                                                               4,008,025
                                                                                                              ----------

OIL EQUIPMENT (2.3%)
     341   Key Energy Services, Inc, Series B, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 01/15/04 @ $107.00)                             (B+ , B2)      01/15/09        14.000     397,265
     250   Parker Drilling Co., Rule 144A, Private Placement,
             Company Guaranteed (Callable 11/15/04 @ $105.06) ++       (B+ , B1)      11/15/09        10.125     251,250
     250   Pride International, Inc., Senior Notes
             (Callable 07/22/02 @ $104.69)                            (BB , Ba2)      05/01/07         9.375     262,500
     500   Transocean Sedco, Notes                                    (NR , Baa2)     12/15/08         9.500     620,251
     500   Universal Compression, Inc., Senior Discount Notes
             (Callable 02/15/03 @ $104.94)+                            (B+ , B1)      02/15/08         9.875     478,125
                                                                                                              ----------
                                                                                                               2,009,391
                                                                                                              ----------

PAPER & FOREST PRODUCTS (3.8%)
     500   Ainsworth Lumber Co., Ltd., Senior Secured Notes            (B- , B3)      07/15/07        12.500     522,500
     400   Four M Corp., Series B, Senior Secured Notes
             (Callable 10/07/02 @ $104.00)                             (B , B3)       06/01/06        12.000     410,000
     250   Mail-Well, Inc., Rule 144A, Private Placement,
             Company Guaranteed (Callable 03/15/07 @ $104.81) ++      (BB- , B1)      03/15/12         9.625     173,750
     400   Mail-Well, Inc., Series B, Company Guaranteed, Senior
             Subordinated Notes (Callable 12/15/03 @ $104.38)          (B , B3)       12/15/08         8.750     162,000
     400   Norampac, Inc., Yankee Senior Notes
             (Callable 02/01/03 @ $104.75)                            (BB+ , Ba2)     02/01/08         9.500     426,000
     300   Playtex Products, Inc., Global Company Guaranteed
             (Callable 06/01/06 @ $104.69)                             (B , B2)       06/01/11         9.375     322,500
     150   Riverwood International Corp., Company Guaranteed         (CCC+ , Caa1)    04/01/08        10.875     153,000
     250   Speciality Paperboard, Inc., Senior Notes
             (Callable 10/15/02 @ $103.13)                             (B+ , B1)      10/15/06         9.375     241,250
     200   Stone Container Corp., Senior Unsecured Notes
             (Callable 02/01/06 @ $104.87)                             (B , B2)       02/01/11         9.750     211,000
     250   Stone Container Finance Co., Rule 144A, Company
             Guaranteed, Senior Notes
             (Callable 08/15/04 @ $100.00) ++                          (B , B2)       08/15/06        11.500     265,937
     250   Tembec Industries, Inc., Company Guaranteed, Senior
             Unsecured Notes (Callable 06/30/04 @ $104.31)            (BB+ , Ba1)     06/30/09         8.625     253,125
     150   Tembec Industries, Inc., Global Company Guaranteed         (BB+ , Ba1)     02/01/11         8.500     151,875
                                                                                                              ----------
                                                                                                               3,292,937
                                                                                                              ----------

PHARMACEUTICALS (0.5%)
     250   aaiPharma Inc., Company Guaranteed
             (Callable 04/01/06 @ 105.50)                             (B- , Caa1)     04/01/10        11.000     222,500
     250   Biovail Corp., Yankee Senior Subordinated Notes
             (Callable 04/01/06 @ 103.94)                             (BB- , B2)      04/01/10         7.875     241,250
                                                                                                              ----------
                                                                                                                 463,750
                                                                                                              ----------


                See Accompanying Notes to Financial Statements.




   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)    MATURITY        RATE%     VALUE
---------                                                          ---------------    --------        -----   ----------
PUBLISHING (1.2%)

$    400   Hollinger International Publishing, Inc., Company
             Guaranteed, Senior Subordinated Notes                     (B , Ba3)      03/15/07         9.250  $  412,000
     300   Liberty Group Publishing+,  [0]                           (CCC+ , Caa2)    02/01/09        11.625     196,125
     250   Phoenix Color Corp., Company Guaranteed
             (Callable 02/01/04 @ 105.19)                            (CCC+ , Caa2)    02/01/09        10.375     201,250
     500   Premier Graphics, Inc., Company Guaranteed, Senior
             Unsecured Notes (Callable 12/01/02 @ 105.75) [0]+        (NR , Caa3)     12/01/05        11.500      18,125
     194   Sun Media Corp., Yankee Senior Subordinated Notes
             (Callable 02/15/03 @ $103.167)                            (B+ , B2)      02/15/07         9.500     198,123
                                                                                                              ----------
                                                                                                               1,025,623
                                                                                                              ----------

RESTAURANTS (2.3%)
     500   American Restaurant Group, Inc., Rule 144A,
             Private Placement, Company Guaranteed
             (Callable 11/01/04 @ $105.75) ++                          (B , B2)       11/01/06        11.500     456,250
     250   Carrols Corp., Company Guaranteed, Senior
             Subordinated Notes (Callable 12/01/03 @ $104.75)          (B- , B3)      12/01/08         9.500     244,063
     500   Hockey Co. & Sport Maska, Inc., Units, Private
             Placement (Callable 04/15/06 @ $105.62) ++                (B , B2)       04/15/09        11.250     472,500
     215   National Restaurant, Private Placement, Senior
             Notes (Callable 08/01/02 @ $104.00) [0]                  (D , Caa2)      11/15/07        10.750      32,250
     200   National Restaurant, Private Placement, Senior
             Notes (Callable 08/01/02 @ $104.00) [0]                  (C , Caa2)      05/15/08        13.000      30,000
     500   New World Coffee - Manhattan Bagel, Inc., Rule 144A,
             Company Guaranteed, Private Placement
             (Callable 06/15/03 @ $100.00) +,  ++                    (CCC+ , Caa2)    06/15/03        17.000     475,000
     265   Sbarro, Inc., Company Guaranteed, Senior Notes
             (Callable 09/15/04 @ $105.50)                             (B+ , B2)      09/15/09        11.000     261,025
                                                                                                              ----------
                                                                                                               1,971,088
                                                                                                              ----------

RETAIL-FOOD & DRUG (2.7%)
     300   B&G Foods, Inc., Series D, Global Company
             Guaranteed (Callable 09/03/02 @ $104.81)                  (B- , B3)      08/01/07         9.625     306,750
     250   Great Atlantic & Pacific Tea Co., Inc., Notes               (BB , B2)      04/15/07         7.750     218,750
     331   Mrs. Field's Original Cookies Co., Series B,
             Company Guaranteed (Callable 12/01/02 @ $101.69)        (CCC , Caa1)     12/01/04        10.125     213,172
     260   Pantry, Inc., Company Guaranteed
             (Callable 10/15/02 @ $105.12)                             (B- , B3)      10/15/07        10.250     231,400
     250   Petco Animal Supplies, Inc., Global Senior
             Subordinated Notes (Callable 11/01/01 @ $105.37)          (NR , B3)      11/01/11        10.750     267,500
     189   Pueblo Xtra International, Inc., Senior Notes
             (Callable 08/01/03 @ $100.00)                             (D , Ca)       08/01/03         9.500      93,555
     500   Stater Brothers Holdings, Inc., Senior Notes
             (Callable 08/15/03 @ $105.38)                             (B- , B2)      08/15/06        10.750     520,000
     500   United Auto Group, Inc., Rule 144A, Senior
             Subordinated Notes (Callable 03/15/07 @ $104.81) ++       (B , B3)       03/15/12         9.625     507,500
                                                                                                              ----------
                                                                                                               2,358,627
                                                                                                              ----------

RETAIL STORES (3.4%)
     500   Advance Holding Corp., Series B, Senior Discount
             Debenture (Callable 04/15/03 @ $106.44)+,  [0]           (B , Caa1)      04/15/09        12.875     502,500
     250   Advance Stores Co., Inc., Rule 144A, Company
             Guaranteed (Callable 04/15/03 @ $105.12) ++               (B , B3)       04/15/08        10.250     261,562
     250   Advance Stores Co., Inc., Series B, Company
             Guaranteed (Callable 04/15/03 @ $105.12)                  (B , B3)       04/15/08        10.250     261,563
     250   Auto Nation, Inc., Global Company Guaranteed               (BB+ , Ba2)     08/01/08         9.000     262,500


                See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)    MATURITY        RATE%     VALUE
---------                                                          ---------------    --------        -----   ----------
RETAIL STORES -- (CONTINUED)
$    500   County Seat Stores, Inc., Rule 144A, Unit
             (Callable 11/01/03 @ $100.00) [0],  ++                    (NR , NR)      11/01/04        12.750    $     50
     370   Flooring America, Inc., Series B, Company
             Guaranteed, Senior Unsecured Notes
             (Callable 10/15/02 @ $104.63) [0]                          (D , C)       10/15/07         9.250          37
     500   Jostens, Inc., Senior Subordinated Notes
             (Callable 05/01/05 @ $106.37)                             (B , NR)       05/01/10        12.750     565,000
     500   Leslie's Poolmart, Senior Notes
             (Callable 10/07/02 @ $102.59)                             (B- , B3)      07/15/04        10.375     470,000
     250   Michaels Stores, Inc., Senior Notes
             (Callable 07/01/05 @ $104.63)                            (BB , Ba2)      07/01/09         9.250     264,375
     250   Nebraska Book Co., Senior Subordinated Notes
             (Callable 02/15/03 @ $104.38)                             (B- , B3)      02/15/08         8.750     242,500
     125   Pep Boys - Manny, Moe & Jack, Series MTNB, Notes           (BB- , B2)      07/07/06         6.920     118,281
                                                                                                              ----------
                                                                                                               2,948,368
                                                                                                              ----------

SATELLITE (1.4%)
     500   EchoStar DBS Corp., Senior Notes
             (Callable 02/01/04 @ $104.69)                             (B+ , B1)      02/01/09         9.375     500,000
     300   Loral Cyberstar, Inc., Company Guaranteed                  (B , Caa1)      07/15/06        10.000     112,500
     500   Loral Space & Communications, Ltd., Senior Notes
             (Callable 01/15/03 @ $104.75)                            (CCC+ , Ca)     01/15/06         9.500     127,500
     550   Pegasus Communications Corp., Series B, Senior
             Notes (Callable 12/01/02 @ $104.88)                      (CCC+ , Ca)     12/01/06         9.750     262,625
     750   Pegasus Satellite Communication, Senior Discount
             Notes (Callable 03/01/04 @ $106.75)+,  [0]               (CCC+ , C)      03/01/07        13.500     208,125
                                                                                                              ----------
                                                                                                               1,210,750
                                                                                                              ----------

SECONDARY OIL & GAS PRODUCERS (4.4%)
     500   Abraxas Petroleum Corp., Series A, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 11/01/02 @ $100.00)                            (CC , Caa3)     11/01/04        11.500     280,000
     500   Chesapeake Energy Corp., Global Company Guaranteed,
             Senior Notes (Callable 04/01/06 @ $104.06)                (B+ , B1)      04/01/11         8.125     492,500
     500   Continental Resources, Inc., Company Guaranteed, Senior
             Subordinated Notes (Callable 08/01/03 @ $105.12)        (CCC+ , Caa1)    08/01/08        10.250     431,250
     350   Denbury Management, Inc., Company Guaranteed,
             Senior Subordinated Notes
             (Callable 03/01/03 @ $104.50)                             (B , B3)       03/01/08         9.000     347,375
     250   Giant Industries, Inc., Rule 144A, Private
             Placement, Senior Subordinated Notes
             (Callable 05/15/07 @ $105.50) ++                          (B , B3)       05/15/12        11.000     183,750
     200   Magnum Hunter Resources, Inc., Company Guaranteed
             (Callable 10/11/02 @ $105.00)                             (B , B2)       06/01/07        10.000     203,000
     250   Magnum Hunter Resources, Inc., Rule 144A, Private
             Placement, Senior Notes
             (Callable 03/15/07 @ $104.80) ++                          (B+ , B2)      03/15/12         9.600     256,250
     250   Mission Resources Corp., Series C, Global Company
             Guaranteed (Callable 10/07/02 @ $105.44)                 (B- , Caa1)     04/01/07        10.875     181,250
     250   Plains Exploration & Production Co., Rule 144A,
             Private Placement, Senior Subordinated Notes,
             (Callable 01/15/04 @ $100.00) ++                          (NR , B2)      07/01/12         8.750     249,375
     500   Pogo Producing Co., Series B, Senior Subordinated
             Note (Callable 07/22/02 @ $104.38)                        (BB , B1)      05/15/07         8.750     513,750
      30   Seagull Energy Corp., Senior Notes                        (BBB- , Baa3)    08/01/03         7.875      30,525
     209   Southwest Royalties, Inc., Company Guaranteed
             (Callable 09/03/02 @ $100.00)                             (NR , NR)      06/30/04        10.500     208,739


                See Accompanying Notes to Financial Statements.




   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)    MATURITY        RATE%     VALUE
---------                                                          ---------------    --------        -----   ----------
SECONDARY OIL & GAS PRODUCERS -- (CONTINUED)
$    250   Vintage Petroleum, Inc., Global Senior Subordinated
             Notes (Callable 05/15/06 @ $103.94)                       (B , B1)       05/15/11         7.875  $  233,750
     300   Wiser Oil Co., Company Guaranteed, Senior
             Subordinated Notes (Callable 06/17/02 @ $104.75)        (CCC+ , Caa3)    05/15/07         9.500     229,500
                                                                                                              ----------
                                                                                                               3,841,014
                                                                                                              ----------

SERVICES - OTHER (1.7%)
     250   Ameriserve Finance Trust, Rule 144A, Senior
             Secured Notes (Callable 09/15/03 @ $106.00)+ [0], ++     (NR , Caa1)     09/15/06        12.000      13,750
     500   Applied Extrusion Technologies, Inc., Series B,
             Company Guaranteed (Callable 07/01/06 @ $105.37)          (B , B2)       07/01/11        10.750     415,000
     500   IESI Corp., Rule 144A, Senior Subordinated Notes
             (Callable 06/15/07 @ $105.12) ++                          (B- , B3)      06/15/12        10.250     477,500
     250   Iron Mountain, Inc., Company Guaranteed
             (Callable 04/01/06 @ $104.31)                             (B , B2)       04/01/13         8.625     255,625
     350   La Petite Academy, Inc., Series B, Company
             Guaranteed (Callable 05/15/03 @ $105.00)                  (CC , Ca)      05/15/08        10.000     191,188
     150   United Rentals, Inc., Series B, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 01/15/04 @ $104.63) &                          (BB- , B2)      01/15/09         9.250     141,750
                                                                                                              ----------
                                                                                                               1,494,813
                                                                                                              ----------

TECHNOLOGY (1.0%)
     550   Fairchild Semiconductor Corp., Company Guaranteed
             (Callable 04/01/03 @ $105.19)                             (B , B2)       10/01/07        10.375     577,500
     500   Lucent Technologies, Inc., Notes &                          (B+ , B2)      07/15/06         7.250     317,500
                                                                                                              ----------
                                                                                                                 895,000
                                                                                                              ----------

TEXTILE/APPAREL/SHOE MANUFACTURING (1.1%)
     250   Advanced Glass Fiber Yarns, Senior Subordinated
             Notes (Callable 01/15/04 @ $105.06)                      (D , Caa3)      01/15/09         9.875      76,250
     400   BGF Industries, Inc., Series B, Senior
             Subordinated Notes (Callable 01/15/04 @ $105.25)         (CC , Caa3)     01/15/09        10.250     222,000
     210   Phillips Van-Heusen, Senior Subordinated Notes
             (Callable 05/01/03 @ $104.75)                            (B+ , Ba3)      05/01/08         9.500     215,513
     400   Russell Corp., Rule 144A, Private Placement, Senior
             Notes (Callable 05/01/06 @ $104.62) ++                    (BB , B1)      05/01/10         9.250     411,000
                                                                                                              ----------
                                                                                                                 924,763
                                                                                                              ----------

TRANSPORTATION/OTHER (0.9%)
     250   Oglebay Norton Co., Senior Subordinated Notes
             (Callable 02/01/04 @ $105.00)                           (CCC+ , Caa1)    02/01/09        10.000     183,750
     250   Petroleum Helicopters, Inc., Rule 144A, Series B,
             Global Company Guaranteed,
             (Callable 05/01/06 @ $104.69) ++                         (BB- , B1)      05/01/09         9.375     255,000
     450   Transportation Manufacturing Operations, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 05/01/04 @ $105.63)                           (CCC+ , Caa1)    05/01/09        11.250     301,500
                                                                                                              ----------
                                                                                                                 740,250
                                                                                                              ----------

UTILITIES (1.3%)
     250   AES Corp., Senior Unsecured Notes                          (BB- , Ba3)     06/01/09         9.500     138,750
     250   Calpine Canada Energy, Company Guaranteed                   (B+ , B1)      05/01/08         8.500     138,750
     550   Calpine Corp., Senior Notes                                 (B+ , B1)      04/15/09         7.750     283,250
     250   CMS Energy Corp., Senior Notes                              (B+ , B3)      07/15/08         8.900     202,759
     500   CMS Energy Corp., Senior Notes                              (B+ , B3)      01/15/09         7.500     380,532
                                                                                                              ----------
                                                                                                               1,144,041
                                                                                                              ----------


                See Accompanying Notes to Financial Statements.



   PAR                                                                RATINGS(#)
  (000)                                                            (S&P / MOODY'S)    MATURITY        RATE%     VALUE
---------                                                          ---------------    --------        -----   ----------
WIRELESS (3.6%)
$    500   Airgate PCS, Inc., Senior Subordinated Notes
             (Callable 10/01/04 @ $106.75)+,  &                      (CCC , Caa1)     10/01/09        13.500  $  122,500
     250   American Cellular Corp., Company Guaranteed
             (Callable 10/15/05 @ $104.75)                           (CCC- , Caa3)    10/15/09         9.500      35,000
     300   Centennial Cellular Corp., Senior Subordinated
             Notes (Callable 12/15/03 @ $105.37)                       (B- , B3)      12/15/08        10.750     151,500
     250   Dobson/Sygnet Communications, Senior Unsecured
             Notes (Callable 12/15/03 @ $106.13)                       (NR , B3)      12/15/08        12.250     158,750
     600   IPCS, Inc., Senior Discount Notes
             (Callable 07/15/05 @ $107.00)+,  [0]                    (CCC , Caa1)     07/15/10        14.000      93,000
     600   Microcell Telecommunications, Inc., Series B,
             Yankee Senior Discount Notes
             (Callable 12/01/02 @ $104.67)                            (NR , Caa3)     06/01/06        14.000       7,500
     525   Nextel Partners, Inc., Senior Discount Notes
             (Callable 02/01/04 @ $107.00)+,  [0]                     (CCC+ , B3)     02/01/09        14.000     228,375
     500   Orange PLC, Yankee Senior Notes
             (Callable 06/01/04 @ $104.50)                           (BBB- , Baa3)    06/01/09         9.000     502,840
     250   Polska Telefonica Cyfrowa International Finance II
             SA, Company Guaranteed, Senior Subordinated Notes
             (Callable 12/01/04 @ $105.625)                            (B+ , B1)      12/01/09        11.250     249,375
     130   TeleCorp PCS, Inc., Company Guaranteed, Senior
             Subordinated Notes (Callable 04/15/04 @ $105.81) [0]    (BBB , Baa2)     04/15/09        11.625     105,300
     325   TeleCorp PCS, Inc., Company Guaranteed, Senior
             Subordinated Notes (Callable 07/15/05 @ $105.31)+       (BBB , Baa2)     07/15/10        10.625     313,625
     325   Tritel PCS, Inc., Company Guaranteed
             (Callable 05/15/04 @ $106.37) [0]+                      (BBB , Baa2)     05/15/09        12.750     268,125
     250   Triton PCS, Inc., Company Guaranteed, Senior
             Subordinated Discount Notes
             (Callable 05/01/03 @ $105.50)+,  [0]                      (B- , B2)      05/01/08        11.000     187,500
     300   Triton PCS, Inc., Global Company Guaranteed
             (Callable 11/15/06 @ $104.38)                             (B- , B2)      11/15/11         8.750     231,000
     500   U.S. Unwired, Inc., Series B, Company Guaranteed
             (Callable 11/01/04 @ $106.69)+                           (CCC+ , B3)     11/01/09        13.375     117,500
      37   Voicestream Wireless Corp., Senior Discount Notes
             (Callable 11/15/04 @ $105.94)                           (BBB+ , Baa2)    11/15/09        11.875      29,785
     292   Voicestream Wireless Corp., Senior Notes
             (Callable 11/15/04 @ $105.19)                           (BBB+ , Baa2)    11/15/09        10.375     293,460
                                                                                                              ----------
                                                                                                               3,095,135
                                                                                                              ----------
TOTAL CORPORATE BONDS (Cost $98,202,257)                                                                      82,637,206
                                                                                                              ----------


                See Accompanying Notes to Financial Statements.



 NUMBER
OF SHARES                                                                                                        VALUE
---------                                                                                                     ----------
COMMON STOCKS (0.3%)
AUTOMOBILE MANUFACTURING/VEHICLE PARTS (0.0%)
  413,097  Cambridge Industries Liquidating Trust* (##) ^                                                     $      248
                                                                                                              ----------

DIVERSIFIED TELECOMMUNICATIONS (0.0%)
     286   WorldCom, Inc.- MCI Group ++,  &                                                                           63
   5,552   WorldCom, Inc.- WorldCom Group ++,  &                                                                     616
                                                                                                              ----------
                                                                                                                     679
                                                                                                              ----------

ENERGY - OTHER (0.0%)
   3,914   Eagle Geophysical, Inc.*, (##) ^                                                                        9,785
                                                                                                              ----------

FOOD PROCESSORS/BEVERAGE/BOTTLING (0.0%)
  10,626   Aurora Foods, Inc.*                                                                                    15,195
                                                                                                              ----------

HOME BUILDERS (0.0%)
   1,600   Capital Pacific Holdings, Inc.*                                                                         6,520
                                                                                                              ----------

INDUSTRIAL - OTHER (0.0%)
     287   First Wave Marine, Inc.*                                                                                7,175
                                                                                                              ----------

MACHINERY (0.0%)
     962   The Manitowoc Company, Inc.                                                                            31,743
                                                                                                              ----------

RETAIL STORES (0.0%)
   8,710   Safelite Glass Corp., Class B*, (##) ^                                                                    435
     588   Safelite Realty Corp.*,  (##) ^                                                                             6
                                                                                                              ----------
                                                                                                                     441
                                                                                                              ----------

SECONDARY OIL & GAS PRODUCERS (0.1%)
   3,135   Southwest Royalties, Inc., Class A* (##) ^                                                             47,433
                                                                                                              ----------

TEXTILE/APPAREL/SHOE MANUFACTURING (0.2%)
  24,285   HCIDirect, Inc., Class A* (##) ^                                                                      135,996
   2,800   Worldtex, Inc* (##) ^                                                                                   5,600
                                                                                                              ----------
                                                                                                                 141,596
                                                                                                              ----------

WIRELESS (0.0%)
       2   Microcell Telecommunications, Inc.*                                                                         0
                                                                                                              ----------
TOTAL COMMON STOCKS (Cost $1,551,513)                                                                            260,815
                                                                                                              ----------

PREFERRED STOCK (0.3%)
CABLE (0.1%)
       8   Adelphia Business Solutions, Inc., Series B                                                                 0
   2,000   Cablevision Systems Corp., Series H                                                                   122,500
  11,890   DIVA Systems Corp., Series C*,  (##) ^                                                                    119
                                                                                                              ----------
                                                                                                                 122,619
                                                                                                              ----------

COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC) (0.0%)
   1,398   e.spire Communications, Inc.*                                                                              14
                                                                                                              ----------

ENERGY - OTHER (0.1%)
     150   Metretek Technologies, Inc., Series B*,  (##) ^                                                        60,000
                                                                                                              ----------

GAMING   (0.0%)
   1,170   Peninsula Gaming LLC*                                                                                   7,020
                                                                                                              ----------

RESTAURANTS (0.0%)
  10,084   AmeriKing, Inc.                                                                                           101
                                                                                                              ----------


                See Accompanying Notes to Financial Statements.



 NUMBER
OF SHARES                                                                                                        VALUE
---------                                                                                                     ----------
SERVICES - OTHER (0.0%)
  15,938   Source Media, Inc.*                                                                                $      797
                                                                                                              ----------

TEXTILE/APPAREL/SHOE MANUFACTURING (0.0%)
     857   Worldtex, Inc* (##) ^                                                                                  25,710
                                                                                                              ----------

TRANSPORTATION/OTHER (0.0%)
   9,320   Pegasus Shipping Hellas, Ltd.* (##) ^                                                                   6,710
                                                                                                              ----------

WIRELESS (0.1%)
   3,930   Rural Cellular Corp., Series B                                                                         80,565
                                                                                                              ----------

TOTAL PREFERRED STOCK (Cost $2,422,685)                                                                          303,536
                                                                                                              ----------

WARRANTS (0.2%)
BROADBAND (0.0%)
     146   PLD Telekom, Inc., strike $10.86 expires March 2003*                                                        1
                                                                                                              ----------

CABLE (0.0%)
   7,581   DIVA Systems Corp., Rule 144A, strike $0.01 expires March 2008*,  ++ [0]                                   76
                                                                                                              ----------

COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC) (0.0%)
     500   Carrier1 International SA, Rule 144A, strike $6.71 expires Feburary 2009*,  ++                              5
   2,960   Loral Space & Communications, Ltd.*                                                                       296
                                                                                                              ----------
                                                                                                                     301
                                                                                                              ----------

CONSUMER PRODUCTS/TOBACCO (0.0%)
     500   Jostens, Inc., Rule 144A, strike $0.01 expires May 2010*,  ++                                           9,125
                                                                                                              ----------

DIVERSIFIED TELECOMMUNICATIONS (0.0%)
   1,010   PLD Telekom, Inc., strike $10.86 expires March 2003* (##) ^                                                10
     642   PLD Telekom, Inc., strike $10.86 expires March 2003*                                                        7
                                                                                                              ----------
                                                                                                                      17
                                                                                                              ----------

ELECTRONICS/INFORMATION/DATA TECHNOLOGY (0.0%)
     500   Orbital Imaging Corp., Rule 144A, strike $1.00 expires March 2005*,  ++                                   250
                                                                                                              ----------

ENERGY - OTHER (0.0%)
  15,000   Metretek Technologies, Inc., strike $4.00 expires September 2003*, (##) ^                                 900
                                                                                                              ----------

INDUSTRIAL - OTHER (0.1%)
     617   Grove Investments, Inc., Class A, expires December 2008*                                                    0
     617   Grove Investments, Inc., Class B, expires December 2008*                                                    0
 504,000   International Utility Structures, Inc., strike $1.98 expires February 2003                            100,800
                                                                                                              ----------
                                                                                                                 100,800
                                                                                                              ----------

OIL EQUIPMENT (0.1%)
     750   Key Energy Services, Inc, strike $4.88 expires January 2009*                                           48,750
                                                                                                              ----------

RESTAURANTS (0.0%)
     200   National Restaurant, expires May 2008*                                                                      2
     500   New World Coffee- Manhattan Bagel, Inc., strike $0.01 expires June 2006                                   475
                                                                                                              ----------
                                                                                                                     477
                                                                                                              ----------

RETAIL-FOOD & DRUG (0.0%)
     200   Mrs. Field's Holding Co., Rule 144A, strike $0.01 expires May 2005*,  ++                                  200
                                                                                                              ----------

RETAIL STORES (0.0%)
  21,345   Safelite Glass Corp., Class A, strike $6.50 expires January 2010*, (##) ^                                 214
  14,230   Safelite Glass Corp., Class B, strike $6.50 expires January 2010*, (##) ^                                 142
                                                                                                              ----------
                                                                                                                     356
                                                                                                              ----------


                See Accompanying Notes to Financial Statements.



 NUMBER
OF SHARES                                                                                                       VALUE
---------                                                                                                    -----------
WIRELESS (0.0%)
     500   Airgate PCS, Inc., strike $0.01 expires October 2009*                                             $    11,250
     500   IPCS, Inc., Rule 144A, strike $5.50 expires July 2010*,  ++                                               187
     300   Metricom, Inc., strike $87.00 expires February 2010*                                                        3
                                                                                                             -----------
                                                                                                                  11,440
                                                                                                             -----------
TOTAL WARRANTS (Cost $578,640)                                                                                   172,693
                                                                                                             ----------->


                                                                                                    PAR
                                                                                                   (000)
                                                                                                  --------

SHORT-TERM INVESTMENT (2.1%)
           State Street Bank and Trust Co. Euro Time Deposit 1.688%, 09/03/02 (Cost $1,781,000)    $1,781      1,781,000
                                                                                                             -----------
TOTAL INVESTMENTS AT VALUE (98.1%) (Cost $104,536,095)                                                        85,155,250

OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)                                                                   1,691,215
                                                                                                             -----------
NET ASSETS (100.0%)                                                                                          $86,846,465
                                                                                                             ===========


(#) Credit ratings given by Moody's Investors Services, Inc. and Standard & Poor's Ratings Group are unaudited.

+ Step Bond -- The interest as of August 31, 2002 is 0% and will reset to the interest rate shown at a future date.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2002, these securities amounted to a value of $15,807,025 or 18.2% of net assets.

[0]  Security in default.

# Variable rate obligations -- The interest rate shown is the rate as of August 31, 2002.

*    Non-income producing security.

&    Security or portion thereof is out on loan.

(##) Security is valued in good faith by management and approved by the Board of Directors.

^    Illiquid security that is restricted as to resale.

                See Accompanying Notes to Financial Statements.

                        CREDIT SUISSE INSTITUTIONAL FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES

                                 AUGUST 31, 2002


                                                             INTERNATIONAL          U.S. CORE          FIXED             HIGH
                                                                  FUND             EQUITY FUND       INCOME FUND      YIELD FUND
                                                            ----------------       ------------    --------------    -------------
ASSETS

   Investments at value (Cost $129,526,439, $8,784,840,
     $372,531,789, $104,536,095, respectively)              $127,441,202(1)        $ 8,263,495     $359,138,962(2)   $85,155,250(3)
   Cash                                                              775                   787              901           52,679
   Foreign currency (Cost $34,386)                                34,376                   --                --               --
   Receivable for investments sold                             1,099,870                   --        45,344,947               --
   Dividend, interest and reclaim receivable                     704,974                15,243        3,343,049        2,278,045
   Receivable from investment adviser                                 --                 9,718               --               --
   Receivable for fund shares sold                                 9,350                    --          111,776           42,497
   Collateral received for securities loaned                   9,219,827                    --       11,076,361        3,184,772
   Prepaid expenses and other assets                              20,351               16,004            65,226           15,453
                                                            ------------           -----------     ------------      -----------
     Total Assets                                            138,530,725            8,305,247       419,081,222       90,728,696
                                                            ------------           -----------     ------------      -----------
LIABILITIES

   Advisory fee payable                                           97,060                    --           74,524            9,620
   Payable upon return of securities loaned                    9,219,827                    --       11,076,361        3,184,772
   Payable for investments purchased                             919,477                75,822      131,913,153               --
   Payable for futures variation margin                               --                    --           23,703               --
   Payable for fund shares redeemed                                7,822                   141           49,586          645,225
   Dividends payable                                                  --                    --               --               --
   Other accrued expenses and payables                           103,182                23,864           80,789           42,614
                                                            ------------           -----------     ------------      -----------
     Total Liabilities                                        10,347,368                99,827      143,218,116        3,882,231
                                                            ------------           -----------     ------------      -----------
NET ASSETS

   Capital stock, $0.001 par value                                14,812                   872           19,542            8,773
   Paid-in capital                                           279,952,894            21,127,656      314,559,029      147,321,658
   Accumulated undistributed net investment income (loss)     (1,336,345)                5,987        5,128,511        2,345,554
   Accumulated net realized loss from investments, futures
     transactions and foreign currency                      (148,393,519)          (12,407,750)     (30,422,551)     (43,448,675)
   Net unrealized depreciation from investments, futures
     transactions and foreign currency translations           (2,054,485)             (521,345)     (13,421,425)     (19,380,845)
                                                            ------------           -----------     ------------      -----------
     Net Assets                                             $128,183,357           $ 8,205,420     $275,863,106      $86,846,465
                                                            ============           ===========     ============      ===========
INSTITUTIONAL SHARES

   Net assets                                               $128,158,324           $ 8,205,420     $275,863,106      $86,846,465
   Shares outstanding                                         14,808,718               872,224       19,541,847        8,772,683
                                                            ------------           -----------     ------------      -----------
   Net asset value,
     offering price and redemption price per share                 $8.65                 $9.41           $14.12            $9.90
                                                                   =====                 =====           ======            =====
B SHARES

     Net assets                                             $      9,269                   N/A              N/A              N/A
     Shares outstanding                                            1,085                   N/A              N/A              N/A
                                                            ------------           -----------     ------------      -----------
     Net asset value and offering price per share                  $8.54                   N/A              N/A              N/A
                                                                   =====                 =====           ======            =====
C SHARES

     Net assets                                             $     15,764                   N/A              N/A              N/A
     Shares outstanding                                            1,848                   N/A              N/A              N/A
                                                            ------------           -----------     ------------      -----------
     Net asset value and offering price per share                  $8.53                   N/A              N/A              N/A
                                                                   =====                 =====           ======            =====


(1)  Including $6,899,899 of securities on loan.

(2)  Including $10,392,437 of securities on loan.

(3)  Including $3,011,984 of securities on loan.

                 See Accompanying Notes to Financial Statements.

                        CREDIT SUISSE INSTITUTIONAL FUNDS
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2002


                                                             INTERNATIONAL          U.S. CORE          FIXED             HIGH
                                                                  FUND             EQUITY FUND       INCOME FUND      YIELD FUND
                                                            ----------------       ------------    --------------    -------------




INVESTMENT INCOME

   Dividends                                                $  3,967,501           $   351,988     $    483,545      $    84,405
   Interest                                                      101,122                10,175       26,692,786       11,266,084
   Securities Lending                                            247,645                 1,631           17,062            7,442
   Foreign taxes withheld                                       (541,816)                   --               --               --
                                                            ------------           -----------     ------------      -----------
     Total investment income                                   3,774,452               363,794       27,193,393       11,357,931
                                                            ------------           -----------     ------------      -----------
EXPENSES:

   Investment advisory fees                                    1,732,357               185,831        1,740,910          689,973
   Administrative service fees                                   170,729                20,164          293,280           91,741
   Shareholder servicing/Distribution fees                           291                    --               --               --
   Custodian fees                                                101,678                25,052           71,755           16,344
   Legal fees                                                     31,123                31,877           35,460           33,097
   Audit fees                                                     36,696                14,324           20,511           21,904
   Registration fees                                               5,158                21,685           43,655           31,050
   Interest expense                                                1,193                 2,870               --           16,354
   Directors fees                                                 22,770                16,794           22,014           19,350
   Printing fees                                                  83,237                 2,571           57,542           15,813
   Insurance expense                                              58,452                 4,215           17,357            7,320
   Transfer agent expense                                         14,948                 5,677               --           15,199
   Miscellaneous expense                                          13,216                 1,482            2,802            3,694
                                                            ------------           -----------     ------------      -----------
     Total expenses                                            2,271,848               332,542        2,305,286          961,839
   Less: fees waived and transfer agent offsets                      (47)              (84,646)        (216,196)        (271,867)
                                                            ------------           -----------     ------------      -----------
     Net expenses                                              2,271,801               247,896        2,089,090          689,972
                                                            ------------           -----------     ------------      -----------
     Net investment income                                     1,502,651               115,898       25,104,303       10,667,959
                                                            ------------           -----------     ------------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
   INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS

   Net realized (loss) from investments                      (61,168,338)           (5,814,969)     (18,530,594 )    (23,260,912)
                                                            ------------           -----------     ------------      -----------
     Net realized loss from foreign currency transactions     (2,131,392)                   --         (124,742)              --
     Net realized gain (loss) from futures contracts                  --                    --       (1,259,651)              --
     Net change in unrealized appreciation (depreciation)
             from investments                                 14,186,458             2,560,487      (20,208,763)       5,900,085
     Net change in unrealized appreciation (depreciation)
             from futures transactions                                --                    --           (7,516)              --
     Net change in unrealized appreciation (depreciation)
             from foreign currency translations                1,104,697                    --         (189,361)              --
                                                            ------------           -----------     ------------      -----------
     Net realized and unrealized gain (loss) from
             investments, futures transactions and foreign
             currency related items                          (48,008,575)           (3,254,482)     (40,320,627)     (17,360,827)
                                                            ------------           -----------     ------------      -----------
   Net decrease in net assets resulting from
     operations                                             $(46,505,924)          $(3,138,584)    $(15,216,324)     $(6,692,868)
                                                            ============           ===========     ============      ===========


                 See Accompanying Notes to Financial Statements.


                       CREDIT SUISSE INSTITUTIONAL FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS



                                                                INTERNATIONAL FUND                   U.S. CORE EQUITY FUND
                                                            -------------------------------     ---------------------------------
                                                             FOR THE YEAR ENDED AUGUST 31,        FOR THE YEAR ENDED AUGUST 31,
                                                            -------------------------------     ---------------------------------
                                                                2002                  2001              2002             2001
                                                            ------------           -----------     -----------       -----------
FROM OPERATIONS

   Net investment income                                    $  1,502,651          $  1,640,656     $    115,898      $   173,363
   Net realized gain (loss) from investments and
     foreign currency transactions                           (63,299,730)          (86,879,050)      (5,814,969)      (5,477,345)
   Net change in unrealized appreciation
     (depreciation) from investments and
     foreign currency translations                            15,291,155           (58,077,766)       2,560,487      (10,085,274)
                                                            ------------          ------------     ------------      -----------
     Net increase (decrease) in net assets
          resulting from operations                          (46,505,924)         (143,316,160)      (3,138,584)     (15,389,256)
                                                            ------------          ------------     ------------      -----------
FROM DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income
     Institutional class shares                                       --            (1,756,238)        (263,603)        (128,200)
     B class shares                                                   --                    --               --               --
     C class shares
   Distributions from net realized gains
     Institutional class shares                                       --          (119,091,123)          (2,312)     (14,288,404)
     B class shares                                                   --                    --               --               --
     C class shares                                                   --                    --               --               --
                                                            ------------          ------------     ------------      -----------
     Net decrease in net assets from dividends
          and distributions                                           --          (120,847,361)        (265,915)     (14,416,604)
                                                            ------------          ------------     ------------      -----------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from sale of shares                               80,078,479            60,903,358        4,286,718        9,777,045
   Reinvestment of dividends and distributions                        --           117,864,284          263,905       14,301,493
   Net asset value of shares redeemed                       (150,137,832)         (175,769,750)(1)  (40,204,048)     (15,352,515)
                                                            ------------          ------------     ------------      -----------
     Net increase (decrease) in net assets from
          capital share transactions:                        (70,059,353)            2,997,892      (35,653,425)       8,726,023
                                                            ------------          ------------     ------------      -----------
   Net increase (decrease) in net assets                    (116,565,277)         (261,165,629)     (39,057,924)     (21,079,837)
NET ASSETS

   Beginning of year                                         244,748,634           505,914,263       47,263,344       68,343,181
                                                            ------------          ------------     ------------      -----------
   End of year                                              $128,183,357          $244,748,634     $  8,205,420      $47,263,344
                                                            ============          ============     ============      ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                  $ (1,336,345)         $ (2,281,471)    $      5,987      $   154,395
                                                            ============          ============     ============      ===========



(1) Includes redemption of $35,702,991 as a result of redemption in-kind on October 31, 2000.



                 See Accompanying Notes to Financial Statements.


                                                                    FIXED INCOME FUND                      HIGH YIELD FUND
                                                            ----------------------------------     -----------------------------
                                                              FOR THE YEAR ENDED AUGUST 31,        FOR THE YEAR ENDED AUGUST 31,
                                                            ----------------------------------     -----------------------------
                                                                2002                  2001               2002              2001
                                                            ------------          ------------     ------------      -----------
FROM OPERATIONS

   Net investment income                                    $ 25,104,303          $ 30,363,208     $ 10,667,959      $11,161,972
   Net realized gain (loss) from investments
     and foreign currency transactions                       (19,914,987)           13,444,352      (23,260,912)      (8,259,158)
   Net change in unrealized appreciation
     (depreciation) from investments, futures
     transactions and foreign currency translations          (20,405,640)           11,770,852        5,900,085       (9,384,238)
                                                            ------------          ------------     ------------      -----------
     Net increase (decrease) in net assets
         resulting from  operations                          (15,216,324)           55,578,412       (6,692,868)      (6,481,424)
                                                            ------------          ------------     ------------      -----------
FROM DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income
     Common class shares                                              --                    --               --         (986,354)
     Institutional class shares                              (26,229,334)          (30,049,605)     (10,578,107)     (10,607,499)
   Distributions from net realized gains
     Institutional class shares                              (13,093,545)                   --               --               --
                                                            ------------          ------------     ------------      -----------
     Net decrease in net assets from dividends
         and distributions                                   (39,322,879)          (30,049,605)     (10,578,107)     (11,593,853)
                                                            ------------          ------------     ------------      -----------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from sale of shares                               52,659,591           154,952,904       51,739,931       37,133,368
   Reinvestment of dividends and distributions                38,737,562            29,412,949        8,243,070       10,365,013
   Net asset value of shares redeemed                       (293,621,793)         (117,612,337)     (53,873,881)     (47,274,311)
                                                            ------------          ------------     ------------      -----------
     Net increase (decrease) in net assets from
         capital share transactions                         (202,224,640)           66,753,516        6,109,120          224,070
                                                            ------------          ------------     ------------      -----------
   Net increase (decrease) in net assets                    (256,763,843)           92,282,323      (11,161,855)     (17,851,207)
                                                            ------------          ------------     ------------      -----------
NET ASSETS

   Beginning of year                                         532,626,949           440,344,626       98,008,320      115,859,257
                                                            ------------          ------------     ------------      -----------
   End of year                                              $275,863,106          $532,626,949     $ 86,846,465      $98,008,320
                                                            ============          ============     ============      ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                  $  5,128,511          $  4,297,059     $  2,345,554      $ 1,601,036
                                                            ============          ============     ============      ===========


                 See AccompanyingNotes to Financial Statements.

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND
                              FINANCIAL HIGHLIGHTS

 (FOR AN INSTITUTIONAL CLASS SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)




                                                                               FOR THE YEAR ENDED AUGUST 31,
                                                                ---------------------------------------------------
                                                                 2002         2001         2000          1999      1998
                                                                --------    --------     --------      --------   -------
PER SHARE DATA

Net asset value, beginning of period                            $  10.86    $  23.61     $  23.47      $  22.70   $ 22.22
                                                                --------    --------     --------      --------   --------
INVESTMENT OPERATIONS

      Net investment income                                         0.07(1)     0.08         0.05          0.14       0.15
      Net gain (loss) on investments
                 and foreign currency related items
                 (both realized and unrealized)                    (2.28)      (6.45)        4.19          2.90       3.26
                                                                --------    --------     --------      --------   --------
                 Total from investment operations                  (2.21)      (6.37)        4.24          3.04       3.41
                                                                --------    --------     --------      --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS

      Dividends from net investment income                            --       (0.09)       (0.10)        (0.28)        --
      Distributions from net realized gains                           --       (6.29)       (4.00)        (1.99)     (2.93)
                                                                --------    --------     --------      --------   --------
                 Total dividends and distributions                    --       (6.38)       (4.10)        (2.27)     (2.93)
                                                                --------    --------     --------      --------   --------
NET ASSET VALUE, END OF PERIOD                                  $   8.65    $  10.86     $  23.61      $  23.47   $  22.70
                                                                ========    ========     ========      ========   ========
                 Total Return(2)                                (20.35)%    (34.01)%       17.81%        13.88%     16.74%

RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period
                 (000s omitted)                                 $128,158    $244,726     $505,914      $675,118   $623,482
                 Ratio of expenses to average
                  net assets                                       1.05%(3)    1.08%(3)     1.07%         1.21%      1.14%
                 Ratio of net investment income to
                  average net assets                               0.69%       0.49%        0.04%         0.60%      0.72%
                 Decrease reflected in above operating expense
                  ratios due to waivers/reimbursements               --          --           --          0.01%      0.09%
      Portfolio turnover rate                                       163%        139%         128%          182%       141%



----------
(1) Per share information is calculated using the average share outstanding method.
(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Fund's expense ratio.

                 See Accompanying Notes to Financial Statements.

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND
                              FINANCIAL HIGHLIGHTS
      (FOR A CLASS B SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                                FOR THE YEAR ENDED AUGUST 31,
                                                                                                -----------------------------
                                                                                                        2002       2001(1)
                                                                                                       ------     ------
PER SHARE DATA

Net asset value, beginning of period                                                                   $10.84     $11.19
                                                                                                       ------     ------
INVESTMENT OPERATIONS

  Net investment income (loss)                                                                          (0.02)(2)     --(3)
  Net gain (loss) on investments and foreign currency related items
    (both realized and unrealized)                                                                      (2.28)     (0.35)
                                                                                                       ------     ------
    Total from investment operations                                                                    (2.30)     (0.35)
                                                                                                       ------     ------
NET ASSET VALUE, END OF PERIOD                                                                          $8.54     $10.84
                                                                                                       ======     ======
    Total Return(4)                                                                                  (21.22)%    (3.13)%

RATIOS AND SUPPLEMENTAL DATA

  Net assets, end of period (000s omitted)                                                             $    9     $    1
    Ratio of expenses to average net assets(5)                                                          2.05%      1.96%(6)
    Ratio of net investment income to average net assets                                              (0.18)%    (0.20)%(6)
  Portfolio turnover rate                                                                               163 %       139%



----------

(1)  For the period July 31, 2001 (inception date) through August 31, 2001.
(2) Per share information is calculated using the average share outstanding method.
(3)  This amount represents less than 0.01 per share.
(4) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Fund's expense ratio.
(6)  Annualized.

                 See Accompanying Notes to Financial Statements.

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND
                              FINANCIAL HIGHLIGHTS
      (FOR A CLASS C SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                                 FOR THE YEAR ENDED AUGUST 31,
                                                                                                 -----------------------------
                                                                                                        2002       2001(1)
                                                                                                       ------     ------
PER SHARE DATA

Net asset value, beginning of period                                                                   $10.84     $11.19
                                                                                                       ------     ------
INVESTMENT OPERATIONS

  Net investment income (loss)                                                                          (0.03)(2)     --(3)
  Net gain (loss) on investments and foreign currency related items
    (both realized and unrealized)                                                                      (2.28)     (0.35)
                                                                                                       ------     ------
    Total from investment operations                                                                    (2.31)     (0.35)
                                                                                                       ------     ------
NET ASSET VALUE, END OF PERIOD                                                                         $ 8.53     $10.84
                                                                                                      =======     ======
    Total Return(4)                                                                                  (21.31)%    (3.13)%

RATIOS AND SUPPLEMENTAL DATA

  Net assets, end of period (000s omitted)                                                             $   16     $   20
    Ratio of expenses to average net assets(5)                                                          2.05%      1.89%(6)
    Ratio of net investment income to average net assets                                              (0.27)%    (0.03)%(6)
  Portfolio turnover rate                                                                                163%       139%




----------
(1)  For the period July 31, 2001 (inception date) through August 31, 2001.
(2) Per share information is calculated using the average share outstanding method.
(3)  This amount represents less than 0.01 per share.
(4) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Fund's expense ratio.
(6)  Annualized.

                 See Accompanying Notes to Financial Statements.

               CREDIT SUISSE INSTITUTIONAL U.S. CORE EQUITY FUND
                              FINANCIAL HIGHLIGHTS
 (FOR AN INSTITUTIONAL CLASS SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)




                                                                              FOR THE YEAR ENDED AUGUST 31,
                                                                     -----------------------------------------------
                                                                          2002      2001       2000      1999      1998
                                                                       --------   --------    -------   -------   --------
PER SHARE DATA

Net asset value, beginning of period                                     $11.98    $ 20.59    $ 19.58   $ 21.73    $ 24.40
                                                                       --------   --------    -------   -------   --------
INVESTMENT OPERATIONS

         Net investment income                                             0.05(1)    0.05       0.07      0.07       0.01
         Net gain (loss) on investments
                   (both realized and unrealized)                         (2.55)     (4.21)      3.99      7.56       0.88
                                                                       --------   --------    -------   -------   --------
                   Total from investment operations                       (2.50)     (4.16)      4.06      7.63       0.89
                                                                       --------   --------    -------   -------   --------
LESS DIVIDENDS AND DISTRIBUTIONS

         Dividends from net investment income                             (0.07)     (0.04)     (0.07)    (0.04)     (0.13)
         Distributions from net realized gains                               --(2)   (4.41)     (2.98)    (9.74)     (3.43)
                                                                       --------   --------    -------   -------   --------
                   Total dividends and distributions                      (0.07)     (4.45)     (3.05)    (9.78)     (3.56)
                                                                       --------   --------    -------   -------   --------
NET ASSET VALUE, END OF PERIOD                                           $ 9.41    $ 11.98    $ 20.59   $ 19.58   $  21.73
                                                                       ========   ========    =======   =======   ========
                   Total Return(3)                                     (21.01)%   (22.92)%     22.90%    38.07%      3.18%

RATIOS AND SUPPLEMENTAL DATA
         Net assets, end of period

                   (000s omitted)                                        $8,205   $ 47,263    $68,343   $70,081   $ 63,514
                   Ratio of expenses to average net assets                1.00%(4)   1.00%(4)   1.00%     0.99%      1.00%
                   Ratio of net investment income to average net assets   0.47%      0.31%      0.32%     0.32%      0.23%
                   Decrease reflected in above operating expense
                            ratios due to waivers/reimbursements          0.34%      0.08%      0.14%     0.23%      0.18%
         Portfolio turnover rate                                           185%        83%        97%      110%       164%



----------
(1) Per share information is calculated using the average share outstanding method.
(2)  This amount represents less than 0.01 per share.
(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Fund's expense ratio.

                 See Accompanying Notes to Financial Statements.

                 CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS
 (FOR AN INSTITUTIONAL CLASS SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)



                                                                                  FOR THE YEAR ENDED AUGUST 31,
                                                                           -----------------------------------------------------
                                                                            2002(1)     2001        2000       1999       1998
                                                                           --------   --------     --------  --------   --------
PER SHARE DATA

Net asset value, beginning of period                                        $ 15.79   $  14.95     $  15.01  $  15.72    $ 15.65
                                                                           --------   --------     --------  --------   --------
INVESTMENT OPERATIONS

          Net investment income(loss)                                          0.83       1.02         0.94      0.93       0.84
          Net gain (loss) on investments and futures transactions
                    (both realized and unrealized)                            (1.27)      0.85        (0.01)    (0.56)      0.33
                                                                           --------   --------     --------  --------   --------
                    Total from investment operations                          (0.44)      1.87         0.93      0.37       1.17
                                                                           --------   --------     --------  --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS

          Dividends from net investment income                                (0.83)     (1.03)       (0.97)    (0.91)     (0.87)
          Distributions from net realized gains                               (0.40)        --        (0.02)    (0.17)     (0.23)
                                                                           --------   --------     --------  --------   --------
                    Total dividends and distributions                         (1.23)     (1.03)       (0.99)    (1.08)     (1.10)
                                                                           --------   --------     --------  --------   --------
NET ASSET VALUE, END OF PERIOD                                              $ 14.12   $  15.79     $  14.95  $  15.01    $ 15.72
                                                                           ========   ========     ========  ========
                    Total Return(2)                                         (2.92)%     13.02%        6.43%     2.37%      7.77%

RATIOS AND SUPPLEMENTAL DATA
          Net assets, end of period

                    (000s omitted)                                         $275,863   $532,627     $440,345  $350,844   $393,533
                    Ratio of expenses to average net assets                   0.45%(3)   0.45%(3)     0.45%     0.44%      0.47%
                    Ratio of net investment income to average net assets      5.41%      6.71%        6.51%     5.90%      5.87%
                    Decrease reflected in above operating expense
                           ratios due to waivers/reimbursements               0.05%      0.06%        0.11%    0.18 %      0.27%
          Portfolio turnover rate                                              526%       449%         520%      569%       372%


----------
(1) As required, effective September 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 5.37% to 5.41%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Fund's expense ratio.

                 See Accompanying Notes to Financial Statements.

                   CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND
                              FINANCIAL HIGHLIGHTS
 (FOR AN INSTITUTIONAL CLASS SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)



                                                                                       FOR THE YEAR ENDED AUGUST 31,
                                                                           ------------------------------------------------------
                                                                             2002        2001        2000       1999       1998
                                                                           --------    -------     --------    -------    -------
PER SHARE DATA

Net asset value, beginning of period                                       $  11.84    $ 14.11     $  15.32    $ 16.60    $ 17.08
                                                                           --------    -------     --------    -------    -------
INVESTMENT OPERATIONS

       Net investment income (loss)                                            1.17       1.40         1.41       1.42       1.43
       Net gain (loss) on investments
                 (both realized and unrealized)                               (1.94)     (2.21)       (1.13)     (1.33)     (0.49)
                                                                           --------    -------     --------    -------    -------
                 Total from investment operations                             (0.77)     (0.81)        0.28       0.09       0.94
                                                                           --------    -------     --------    -------    -------
LESS DIVIDENDS

       Dividends from net investment income                                   (1.17)     (1.46)       (1.49)     (1.37)     (1.42)
                                                                           --------    -------     --------    -------    -------
NET ASSET VALUE, END OF PERIOD                                             $   9.90    $ 11.84     $  14.11    $ 15.32    $ 16.60
                                                                           ========    =======     ========    =======    =======
                 Total Return(1)                                            (6.88)%    (5.71)%        1.84%      0.67%      5.48%

RATIOS AND SUPPLEMENTAL DATA
       Net assets, end of period

                 (000s omitted)                                            $ 86,846    $98,008     $ 94,333    $95,129    $94,044
                 Ratios of expenses to average net assets                     0.70%(2)   0.70%(2)     0.70%(2)   0.69%      0.70%
                 Ratio of net investment income to average net assets        10.15%(3)  11.06%        9.59%      9.10%      8.12%
                 Decrease reflected in above operating expense
                           rations due to waivers/reimbursements              0.27%      0.30%        0.45%      0.35%      0.44%
       Portfolio turnover rate                                                  52%        20%          31%        40%        60%







----------
(1) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Fund's expense ratio.
(3) During the year ended August 31, 2002, the Fund experienced an increase in its interest income of 0.67% as a result of additional accretion income not accrued for in prior periods. The Fund's net investment income ratio disclosed above excludes the effect of the increase.

                 See Accompanying Notes to Financial Statements.

                     CREDIT SUISSE INSTITUTIONAL FUNDS
                       NOTES TO FINANCIAL STATEMENTS
                              AUGUST 31, 2002


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Credit Suisse Institutional Funds covered in the report are comprised of Credit Suisse Institutional International Fund ("International"), Credit Suisse Institutional U.S. Core Equity Fund ("Core Equity"), Credit Suisse Institutional Fixed Income Fund ("Fixed Income"), and Credit Suisse Institutional High Yield Fund ("High Yield") (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified, open-end management investment companies. The Funds were incorporated on July 31, 1998 as a Maryland Corporation.

     Investment objectives for each Fund are as follows: International and Core Equity seek long-term appreciation of capital; Fixed Income and High Yield seek high total return.

     Core Equity, Fixed Income and High Yield are authorized to offer three classes of shares: Common, Advisor and Institutional, although only Institutional shares of each Fund are currently offered. International is authorized to offer six classes of shares: Common, Advisor, Institutional, Class A (ceased operations August 29, 2002), Class B and Class C, although only Institutional shares are currently offered. Effective December 12, 2001, the Class A, Class B and Class C shares of International are closed to new investments. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held and bear expenses paid pursuant to a plan of distribution at an annual rate of 1.00% of the average daily net asset value of the Fund's Class B shares. Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase and bear expenses paid pursuant to a plan of distribution at an annual rate of 1.00% of the average daily net asset value of the Fund's Class C shares. In addition, Common, Class A, Class B and Class C shares bear a co-administration fee. No compensation is payable for distribution services for each Fund's Institutional shares.

              A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

              B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

              C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

              Effective September 1, 2001, the Funds adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to classify gains and losses on paydowns of mortgage- and asset-backed securities presently included in realized gains and losses, as a component of interest income. The effect of this change for the year ended August 31, 2002 to Fixed Income was to increase net investment income by $175,029 and to decrease net realized gains (losses) by $175,029. These reclassifications had no impact on net assets or net asset value per share. The statements of changes in net assets and the financial highlights for all prior periods shown have not been restated to reflect this change.

              D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid quarterly for Fixed Income and High Yield. Dividends from net investment income are declared and paid annually for International and Core Equity. Distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

              E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

              G) SHORT-TERM INVESTMENTS -- The Funds, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Funds' custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

              H) FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. International and Fixed Income had no open forward foreign currency contracts at August 31, 2002.

              I) FUTURES TRANSACTIONS -- Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, each Fund is required to deposit cash or pledge U.S. Government securities as an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At August 31, 2002, Fixed Income held the following futures contracts:



                                                                                                        UNREALIZED
     FUTURES                                     EXPIRATION       CONTRACT        CONTRACTS            APPRECIATION
     CONTRACT                                       DATE           AMOUNT           VALUE             (DEPRECIATION)
     ---------------------------------------------------------------------------------------------------------------
     U.S. Treasury 2 Year Notes Futures          12/30/2002    $  34,840,718    $  34,883,312           $   42,594
     U.S. Treasury 10 Year Notes Futures         12/19/2002        5,101,245        5,141,938               40,693
                                                               -------------    -------------           ----------
                                                               $  39,941,963    $  40,025,250           $   83,287
                                                               =============    =============           ==========
     U.S. Treasury 5 Year Notes Futures          12/19/2002     (15,129,116)     (15,230,547)            (101,431)
     U.S. Treasury Bond Futures                  12/20/2002      (1,415,422)      (1,425,938)             (10,516)
                                                               -------------    -------------           ----------
                                                               $(16,544,538)    $(16,656,485)           $(111,947)
                                                               =============    =============           ==========


         J) TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

         K) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

         The market value of securities on loan to brokers and the value of collateral held by International, Fixed Income, and High Yield Funds with respect to such loans (including the right to draw on letters of credits) at August 31, 2002 is as follows:



                                         MARKET VALUE OF        VALUE OF
  FUND                                  SECURITIES LOANED  COLLATERAL RECEIVED
  -----------------------------------------------------------------------------

  International                            $ 6,899,899        $ 7,434,206
  Fixed Income                              10,392,437         11,076,361
  High Yield                                 3,011,984          3,184,772


         Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, is engaged by the Funds' to act as the securities lending agent. For the year ended August 31, 2002, income earned for the Funds from securities lending transactions are as follows:



     FUND                                             INCOME EARNED
     --------------------------------------------------------------

     International                                       $247,645
     Core Equity                                            1,631
     Fixed Income                                          17,062
     High Yield                                             7,442


         Pending receipt of an exemption from the Securities and Exchange Commission ("SEC"), CSFB has agreed to charge the Funds fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

              L) OTHER -- The Funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

              The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned.

              Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

              In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invests in junk bonds) the Fund's net asset value.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for each of the four Funds described herein. For its investment advisory services, CSAM is entitled to receive a fee from the Funds based on the following fee structure:



     FUND                                             ANNUAL RATE
     ------------------------------------------------------------------------

     International                          0.80% of average daily net assets
     Core Equity                            0.75% of average daily net assets
     Fixed Income                           0.375% of average daily net assets
     High Yield                             0.70% of average daily net assets


     For the year ended August 31, 2002, investment advisory fees earned and voluntarily waived for each of the four Funds were as follows:



                                                          GROSS                                      NET
                                                        ADVISORY                                  ADVISORY
     FUND                                                  FEE               WAIVER                  FEE
     ------------------------------------------------------------------------------------------------------
     International                                     $1,732,357                $--             $1,732,357
     Core Equity                                          185,831            (84,641)               101,190
     Fixed Income                                       1,740,910           (216,189)             1,524,721
     High Yield                                           689,973           (269,003)               420,970


     Subsequent to the period covered by this report, management determined that the Funds' advisory contract had lapsed due to an administrative error. The Funds' adviser intends to take all necessary steps to remedy this error, including seeking Board and shareholder approval to retain the amounts paid to the adviser during the period the contract had lapsed and of a new contract on the same terms as in the lapsed contract. Disclosure in these financial statements related to or dependent upon CSAM's advisory fees have been set forth assuming that this remedial action has been taken.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB") serve as co-administrators to the Funds. At its meeting held on February 12, 2002 the Board of Directors approved SSB to replace PFPC, Inc. ("PFPC") as co-administrator effective June 1, 2002.

     For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of International Fund's average daily net assets of the Class B and Class C shares. No compensation is payable by the Funds to CSAMSI for administrative services for the Institutional shares. For the year ended August 31, 2002, administrative services fees earned and voluntarily waived for the International Fund by CSAMSI were $30 and $30, respectively.

     For its co-administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:



     FUND                                                  ANNUAL RATE
     --------------------------------------------------------------------------

     International                                 .08% for first $500 million
                                                   .07% for next $1 billion
                                                   .06% for over $1.5 billion
     Core Equity                                   .075% for first $500 million
                                                   .065% for next $1 billion
                                                   .055% for over $1.5 billion
     Fixed Income & High Yield                     .07% for first $150 million
                                                   .06% for next $150 million
                                                   .05% for over $300 million


     For the period September 1, 2001 through May 31, 2002, co-administrative services fees earned, by PFPC (including out-of-pocket expenses) were as follows:



     FUND                                       CO-ADMINISTRATION FEE
     ----------------------------------------------------------------

     International                                     $131,616
     Core Equity                                         17,864
     Fixed Income                                       216,610
     High Yield                                          70,012


     For its co-administrative services SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds administered by SSB and allocated based upon relative average net assets of each fund.



     AVERAGE DAILY NET ASSETS                           ANNUAL RATE
     --------------------------------------------------------------------------

     First $5 billion                         .050% of average daily net assets
     Next $5 billion                          .035% of average daily net assets
     Over $10 billion                         .020% of average daily net assets


     For the period June 1, 2002 to August 31, 2002, administrative service fees earned by SSB (including out-of-pocket expenses) were as follows:



     FUND                                       CO-ADMINISTRATOR FEE
     ---------------------------------------------------------------

     International                                      $39,083
     Core Equity                                          2,300
     Fixed Income                                        76,670
     High Yield                                          21,729


     In addition to serving as each Fund's co-administrator, CSAMSI currently serves as distributor of each Fund's shares. Pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee was calculated at an annual rate of .25% of the average daily net assets of the Class A shares of International. For Class B and Class C shares, the fee is calculated at an annual rate of 1.00% of average daily net assets of the Class B and Class C shares of International.

     For the year ended August 31, 2002, distribution fees paid to CSAMSI were as follows:



     FUND                                         DISTRIBUTION FEE
     -------------------------------------------------------------

     International
        Class A(1)                                          $ 3
        Class B                                             103
        Class C                                             185


(1)  For the period ended August 29, 2002 (ceased operations).

     Boston Financial Data Services, Inc. ("BFDS") serves as each Funds' transfer and dividend disbursement agent. The Funds have an arrangement with BFDS whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the year ended August 31, 2002, the Funds received credits or reimbursements under this arrangement as follows:



     FUND                                         DISTRIBUTION FEE
     -------------------------------------------------------------

     International                                       $17
     Core Equity                                           5
     Fixed Income                                          7
     High Yield                                            8


     Certain brokers, dealers and financial representatives provide transfer agent related services to the Funds, and receive compensation from CSAM. CSAM is then reimbursed by the Funds. For the year ended August 31, 2002, there were no reimbursements paid to CSAM by any of the Funds.

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Funds to provide certain financial printing services. For the year ended August 31, 2002, Merrill was paid for its services by the Funds as follows:



                                                      FINANCIAL
     FUND                                         PRINTING SERVICES
     --------------------------------------------------------------

     International                                      $66,886
     Core Equity                                          8,805
     Fixed Income                                        49,866
     High Yield                                          14,387



NOTE 3. LINE OF CREDIT

     Through June 18, 2002, the Funds, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

     Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At August 31, 2002, there were no loans outstanding for the Funds either under the New Credit Facility or the Prior Credit Facility. For the year ended August 31, 2002, the following Funds had borrowings under the Prior Credit Facility and/or the New Credit Facility as follows:



                                                                        WEIGHTED
                                                                         AVERAGE         MAXIMUM
                                                    AVERAGE DAILY       INTEREST       DAILY LOAN
     FUND                                           LOAN BALANCE          RATE%        OUTSTANDING
     ---------------------------------------------------------------------------------------------
     International                                   $6,458,267          2.269%       $11,439,000
     Core Equity                                      3,173,364          2.345%         6,882,000
     Fixed Income                                     1,271,000          2.325%         1,477,000
     High Yield                                       2,391,467          2.290%         4,339,000

NOTE 4. PURCHASE AND SALES OF SECURITIES

For the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:



                                                                                           U.S. GOVERNMENT AND
                                                       INVESTMENT SECURITIES               AGENCY OBLIGATIONS
                                                   -----------------------------    -------------------------------
     FUND                                           PURCHASES           SALES          PURCHASES          SALES
     --------------------------------------------------------------------------------------------------------------
     International                                 $351,740,613     $427,937,489    $           --   $           --
     Core Equity                                     46,625,302       82,536,655                --               --
     Fixed Income                                   266,320,178      397,357,786     2,128,154,177    2,189,063,653
     High Yield                                      59,257,588       48,521,832                --               --



NOTE 5. CAPITAL SHARE TRANSACTIONS

     Each Fund except the International Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share and the International Fund is authorized to issue six billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each Fund were as follows:



                                                                                    INTERNATIONAL FUND
                                                                --------------------------------------------------------
                                                                                    INSTITUTIONAL CLASS
                                                                --------------------------------------------------------
                                                                     FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                                       AUGUST 31, 2002              AUGUST 31, 2001
                                                                ---------------------------  ---------------------------
                                                                    SHARES        VALUE          SHARES        VALUE
                                                                --------------------------------------------------------
   Shares sold                                                    8,022,504  $  80,068,479     5,004,131  $  60,879,964
   Shares issued in reinvestment of distributions                        --             --     8,023,437    117,864,284
   Shares redeemed                                              (15,755,602)  (150,136,955)  (11,915,181)  (175,769,750)
                                                                -----------  -------------   -----------  -------------
   Net increase (decrease)                                       (7,733,098) $ (70,068,476)    1,112,387  $   2,974,498
                                                                ===========  =============   ===========  =============


                                                                                    INTERNATIONAL FUND
                                                                --------------------------------------------------------
                                                                                          CLASS A
                                                                --------------------------------------------------------
                                                                     FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                                     AUGUST 31, 2002(1)            AUGUST 31, 2001(2)
                                                                ---------------------------  ---------------------------
                                                                    SHARES        VALUE          SHARES        VALUE
                                                                --------------------------------------------------------

   Shares sold                                                           --           $ --            98         $1,094
   Shares redeemed                                                      (98)          (839)           --             --
                                                                -----------  -------------   -----------  -------------
   Net increase (decrease)                                              (98)         $(839)           98         $1,094
                                                                ===========  =============   ===========  =============

                                                                                    INTERNATIONAL FUND
                                                                --------------------------------------------------------
                                                                                          CLASS B
                                                                --------------------------------------------------------
                                                                     FOR THE YEAR ENDED          FOR THE PERIOD ENDED
                                                                       AUGUST 31, 2002            AUGUST 31, 2001(2)
                                                                ---------------------------  ---------------------------
                                                                    SHARES        VALUE          SHARES        VALUE
                                                                --------------------------------------------------------

   Shares sold                                                          984        $10,000           104         $1,151
   Shares redeemed                                                       (2)           (19)           --             --
                                                                -----------  -------------   -----------  -------------
   Net increase                                                         982        $ 9,981           104         $1,151
                                                                ===========  =============   ===========  =============


                                      62




                                                                                    INTERNATIONAL FUND
                                                                --------------------------------------------------------
                                                                                          CLASS C
                                                                --------------------------------------------------------
                                                                     FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                                       AUGUST 31, 2002            AUGUST 31, 2001(2)
                                                                ---------------------------  ---------------------------
                                                                    SHARES        VALUE          SHARES        VALUE
                                                                --------------------------------------------------------
   Shares sold                                                           --             $--        1,850        $21,150
   Shares redeemed                                                       (2)           (19)           --             --
                                                                -----------  -------------   -----------  -------------
   Net increase                                                          (2)          $(19)        1,850        $21,150
                                                                ===========  =============   ===========  =============


                                                                                   U.S. CORE EQUITY FUND
                                                                --------------------------------------------------------
                                                                                    INSTITUTIONAL CLASS
                                                                --------------------------------------------------------
                                                                     FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                                       AUGUST 31, 2002              AUGUST 31, 2001
                                                                ---------------------------  ---------------------------
                                                                    SHARES        VALUE          SHARES        VALUE
                                                                --------------------------------------------------------

   Shares sold                                                      372,572   $  4,286,718       714,002   $  9,777,045
   Shares issued in reinvestment of dividend and distributions       21,685        263,905     1,043,143     14,301,493
   Shares redeemed                                               (3,466,576)   (40,204,048)   (1,131,651)   (15,352,515)
                                                                 ----------   ------------    ----------   ------------
   Net increase (decrease)                                       (3,072,319)  $(35,653,425)      625,494   $  8,726,023
                                                                 ==========   ============    ==========   ============

                                                                                     FIXED INCOME FUND
                                                                --------------------------------------------------------
                                                                                    INSTITUTIONAL CLASS
                                                                --------------------------------------------------------
                                                                     FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                                       AUGUST 31, 2002              AUGUST 31, 2001
                                                                ---------------------------  ---------------------------
                                                                    SHARES        VALUE          SHARES        VALUE
                                                                --------------------------------------------------------

   Shares sold                                                    3,512,892  $  52,659,591     9,975,897  $ 154,952,904
   Shares issued in reinvestment of dividend and distributions    2,624,602     38,737,562     1,946,116     29,412,949
   Shares redeemed                                              (20,325,988)  (293,621,793)   (7,644,915)  (117,612,337)
                                                                -----------  -------------    ----------  -------------
   Net increase (decrease)                                      (14,188,494) $(202,224,640)    4,277,098  $  66,753,516
                                                                ===========  =============    ==========  =============

                                                                                      HIGH YIELD FUND
                                                                --------------------------------------------------------
                                                                                    INSTITUTIONAL CLASS
                                                                --------------------------------------------------------
                                                                     FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                                       AUGUST 31, 2002              AUGUST 31, 2001
                                                                ---------------------------  ---------------------------
                                                                    SHARES        VALUE          SHARES        VALUE
                                                                --------------------------------------------------------

   Shares sold                                                    4,709,817   $ 51,739,931     2,664,686   $ 33,025,601
   Shares issued in reinvestment of dividends                       766,978      8,243,070       787,182      9,686,761
   Shares redeemed                                               (4,982,604)   (53,873,881)   (1,859,830)   (23,538,789)
                                                                 ----------  -------------    ----------   ------------
   Net increase                                                     494,191   $  6,109,120     1,592,038   $ 19,173,573
                                                                 ==========  =============    ==========   ============



(1)  For the period ended August 29, 2002 (ceased operations).

(2)  For the period July 31, 2001 (inception date) to August 31, 2001.

     On August 31, 2002, the number of shareholders that held 5% or more of the outstanding shares were as follows:



                                                    NUMBER OF   APPROXIMATE PERCENTAGE
                                                  SHAREHOLDERS   OF OUTSTANDING SHARES
            --------------------------------------------------------------------------
            International
                  Institutional Class                  5                   76%
                  Class B                              2                   98%
                  Class C                              1                   94%
            U.S. Core Equity
                  Institutional Class                  3                   93%
            Fixed Income
                  Institutional Class                  5                   81%
            High Yield
                  Institutional Class                  2                   67%


     Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses, paydowns and excise tax regulations.

     The tax character of dividends and distributions paid during the period ended August 31 were as follows:



                                                            ORDINARY INCOME                LONG-TERM CAPITAL GAIN
                                                     ---------------------------         --------------------------
                                                        2002              2001             2002              2001
     --------------------------------------------------------------------------------------------------------------
     International                                  $        --      $80,720,722           $    --      $40,126,639
     Core Equity                                        263,595       10,185,053             2,320        4,231,551
     Fixed Income                                    37,144,329       30,049,605         2,178,550               --
     High Yield                                      10,578,107       11,593,853                --               --


     At August 31, 2002, the components of distributable earnings on a tax basis were as follows:



                                                    INTERNATIONAL      CORE EQUITY     FIXED INCOME       HIGH YIELD
     ---------------------------------------------------------------------------------------------------------------

     Undistributed ordinary income                $  (1,336,345)    $      5,987      $  5,600,395     $  2,780,053
     Accumulated net realized loss                 (144,945,519)     (12,151,578)      (30,308,004)     (43,308,851)
     Unrealized appreciation (depreciation)          (5,502,485)        (777,517)      (14,007,856)     (19,955,168)
                                                  -------------     ------------      ------------     ------------
                                                   (151,784,349)     (12,923,108)      (38,715,465)     (60,483,966)
                                                  =============      ===========      ============     ============



     At August 31, 2002, the Fund's had capital loss carryovers available to offset possible future capital gains as follows:



                                                          EXPIRES AUGUST 31,

                          2003            2005            2007             2008             2009             2010
     --------------------------------------------------------------------------------------------------------------
     International    $       --       $       --       $     --        $       --       $3,553,884     $85,088,492
     Core Equity              --               --             --                --               --      12,151,578
     Fixed Income             --               --             --                --               --              --
     High Yield        4,986,021        3,354,749        341,638         1,857,162               --       9,989,083


     Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended August 31, 2002, the following Funds elected to defer net losses arising between November 1, 2001 and August 31, 2002.



                                                       AMOUNT
     ----------------------------------------------------------

     International                                  $57,639,488
     Core Equity                                             --
     Fixed Income                                    30,308,004
     High Yield                                      22,780,198


     At August 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows:



                                                                                                       NET UNREALIZED
                                                                  GROSS UNREALIZED   GROSS UNREALIZED    APPRECIATION/
     FUND                                        IDENTIFIED COST    APPRECIATION      (DEPRECIATION)    (DEPRECIATION)
     -----------------------------------------------------------------------------------------------------------------
     International                                 $132,974,439       $6,232,751       $(11,735,236)    $ (5,502,485)
     Core Equity                                      9,041,012          296,636         (1,074,153)        (777,517)
     Fixed Income                                   373,118,220        4,970,515        (18,978,371)     (14,007,856)
     High Yield                                     105,110,417        2,378,189        (22,333,356)     (19,955,167)


     At August 31, 2002, accumulated undistributed net investment income, accumulated net realized gain (loss) from investments and Paid-in Capital have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses, paydowns, defaulted bonds, passive foreign investment companies and forward foreign currency contracts. Net assets were not affected by these reclassifications:



                                                                              INCREASE (DECREASE)
                                                                   -----------------------------------------
                                                                                           ACCUMULATED NET
                                                     PAID-IN       UNDISTRIBUTED NET    REALIZED GAIN (LOSS)
     FUND                                            CAPITAL       INVESTMENT INCOME       ON INVESTMENTS
     -------------------------------------------------------------------------------------------------------
     International                                  $(640,747)        $ (557,525)           $ 1,198,272
     Core Equity                                           --               (703)                   703
     Fixed Income                                          --          1,956,483             (1,956,483)
     High Yield                                            --            654,666               (654,666)



NOTE 7. SUBSEQUENT EVENTS

     Effective October 24, 2002, the International Funds Class B and Class C shares closed. The Class B and Class C shares had no assets as of this date and there is no plan to reopen these classes at this time. In addition, Institutional US Core Equity Fund ceased operations. The Fund had no assets as of this date and there is no plan to reopen this Fund at this time.

     At a special meeting of shareholders of the International Fund, held at 466 Lexington Avenue 16th Floor, New York, NY 10017 on Wednesday October 9, 2002 at 2:00 P.M., a Sub-Investment Advisory Agreement among the Fund, CSAM and Credit Suisse Asset Management Limited ("CSAM Australia") was approved.

                        CREDIT SUISSE INSTITUTIONAL FUNDS
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Credit Suisse Institutional International Fund, Inc.;
   Credit Suisse Institutional U.S. Core Equity Fund, Inc.;
   Credit Suisse Institutional Fixed Income Fund, Inc.;
   Credit Suisse Institutional High Yield Fund, Inc.:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Institutional International Fund, Inc., Credit Suisse Institutional U.S. Core Equity Fund, Inc., Credit Suisse Institutional Fixed Income Fund, Inc. and Credit Suisse Institutional High Yield Fund, Inc. (collectively referred to as the "Funds") at August 31, 2002, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2002

                       CREDIT SUISSE INSTITUTIONAL FUNDS
                     SHAREHOLDER MEETING RESULTS (UNAUDITED)

     A special meeting of shareholders of the International Fund was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on Friday May 1, 2002 at 2:00 p.m. The following matters were voted upon by the shareholders of the International Fund and the results are presented below. Shares delivered but not voted are included on the total for each proposal.

     To approve a Sub-Investment Advisory Agreement among the Fund, CSAM and Credit Suisse Asset Management Limited ("CSAM U.K."):



                                                                               % OF TOTAL SHARES      % OF TOTAL
                                                                 SHARES            OUTSTANDING       SHARES VOTED
     ------------------------------------------------------------------------------------------------------------
     For                                                      13,562,644              62.19%             99.98%
     Against                                                       1,070                 --%              0.01%
     Abstain                                                       1,489               0.01%              0.01%


     To approve a Sub-Investment Advisory Agreement among the Fund, CSAM and
Credit Suisse Asset Management Limited ("CSAM Japan."):



                                                                               % OF TOTAL SHARES       % OF TOTAL
                                                                 SHARES            OUTSTANDING        SHARES VOTED
     -------------------------------------------------------------------------------------------------------------

     For                                                      13,562,644              62.19%             99.98%
     Against                                                       1,070                 --%              0.01%
     Abstain                                                       1,489               0.01%              0.01%


                       CREDIT SUISSE INSTITUTIONAL FUNDS
            INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)




                                                                                                      NUMBER
                                                                                                      OF
                                                                                                      PORTFOLIOS
                                                                                                      IN FUND
                                                      TERM OF                                         COMPLEX
                                                      OFFICE(1)                                       OVERSEEN
                                 POSITION(S) HELD     AND LENGTH OF    PRINCIPAL OCCUPATION(S)        BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            WITH FUNDS           TIME SERVED      DURING PAST FIVE YEARS         DIRECTOR  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis               Director and Audit   Since 2000       Currently retired; Executive       54   Director of The
40 Grosvenor Road                Committee Member                      Vice President and Chief                Indonesia Fund, Inc.
Short Hills, New Jersey 07078                                          Financial Officer of Pan Am
                                                                       Corporation and Pan American
Age: 68                                                                World Airways, Inc. from 1988
                                                                       to 1991

Jack W. Fritz                    Director and Audit   Since Fund       Private investor; Consultant       54   Director of Advo,
2425 North Fish Creek Road       Committee Member     Inception        and Director of Fritz                   Inc. (direct mail
P.O. Box 1287                                                          Broadcasting, Inc. and Fritz            advertising)
Wilson, Wyoming 83014                                                  Communications (developers and
                                                                       operators of radio stations)
Age: 73                                                                since 1987


Jeffrey E. Garten                Director and Audit   Since 1998       Dean of Yale School of             54   Director of Aetna,
Box 208200                       Committee Member                      Management and William S.               Inc.; Director of
New Haven, Connecticut                                                 Beinecke Professor in the               Calpine Energy
06520-8200                                                             Practice of International Trade         Corporation, Director
                                                                       and Finance; Undersecretary of          of CarMax Group (used
Age: 54                                                                Commerce for International              car dealers)
                                                                       Trade from November 1993 to
                                                                       October 1995; Professor at
                                                                       Columbia University from
                                                                       September 1992 to November 1993


Peter F. Krogh                   Director and Audit   Since 2001       Dean Emeritus and                  54   Member of the Board
301 ICC                          Committee Member                      Distinguished Professor of              of The Carlisle
Georgetown University                                                  International Affairs at the            Companies Inc.;
Washington, DC 20057                                                   Edmund A. Walsh School of               Member of Selection
                                                                       Foreign Service, Georgetown             Committee for Truman
Age: 64                                                                University; Moderator of PBS            Scholars and Henry
                                                                       Foreign affairs television              Luce Scholars; Senior
                                                                       series                                  Associate of Center
                                                                                                               for Strategic and
                                                                                                               International
                                                                                                               Studies; Trustee of
                                                                                                               numerous world
                                                                                                               affairs organizations


James S. Pasman, Jr.             Director and Audit   Since 2000       Currently retired; President       54   Director of Education
29 The Trillium                  Committee Member                      and Chief Operating Officer of          Management Corp.,
Pittsburgh, Pennsylvania 15238                                         National InterGroup, Inc. from          Director of Tyco
                                                                       April 1989 to March 1991;               International Ltd.;
Age: 70                                                                Chairman of Permian Oil Co.             Director of Credit
                                                                       from April 1989 to March 1991           Suisse Asset
                                                                                                               Management Income
                                                                                                               Fund, Inc.; Trustee
                                                                                                               of Credit Suisse High
                                                                                                               Yield Bond Fund;
                                                                                                               Trustee of Deutsche
                                                                                                               VIT Funds, overseeing
                                                                                                               three portfolios

Steven N. Rappaport              Director and Audit   Since 2000       Partner RZ Capital LLC since       54   Director of The
RZ Capital LLC                   Committee Chairman                    2001; President of Loanet, Inc.         First Israel Fund,
40 East 52nd Street                                                    (on-line accounting service)            Inc.
New York, New York 10022                                               from 1997 to 2001; Executive
                                                                       Vice President of Loanet, Inc.
Age: 52                                                                from 1994 to 1997; Director,
                                                                       President, North American
                                                                       Operations, and former Executive
                                                                       Vice President from 1992 to 1993
                                                                       of Worldwide Operations of
                                                                       Metallurg Inc.; Executive Vice
                                                                       President, Telerate, Inc.
                                                                       (provider of real-time
                                                                       information to the capital
                                                                       market) from 1987 to 1992;
                                                                       Partner in the law firm of
                                                                       Hartman & Craven until 1987


INTERESTED DIRECTOR

William W. Priest(2)             Director             Since 1999       Senior Partner and Fund            54   Director of The
Steinberg Priest & Sloane                                              Manager, Steinberg Priest &             Brazilian Equity
Capital Management                                                     Sloane Capital Management since         Fund, Inc.; The Chile
12 East 49th Street                                                    March 2001; Chairman and                Fund, Inc.; The
12th Floor                                                             Managing Director of CSAM from          Emerging Markets
New York, New York 10017                                               2000 to February 2001, Chief            Telecommunications
                                                                       Executive Officer and Managing          Fund, Inc.; The First
Age: 60                                                                Director of CSAM from 1990 to           Israel Fund, Inc.;
                                                                       2000                                    The Latin America
                                                                                                               Equity Fund, Inc.;
                                                                                                               The Indonesia Fund,
                                                                                                               Inc.; and Credit
                                                                                                               Suisse Asset
                                                                                                               Management Income
                                                                                                               Fund, Inc.



  1 Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

  2 Mr. Priest is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he was an officer of CSAM until February 2001.


                                                                                                                NUMBER
                                                                                                                OF
                                                                                                                PORTFOLIOS
                                                                                                                IN FUND    OTHER
                                                      TERM OF                                                   COMPLEX    DIRECTOR-
                                                      OFFICE(1)                                                 OVERSEEN   SHIPS
                               POSITION(S) HELD     AND LENGTH OF  PRINCIPAL OCCUPATION(S)                      BY         HELD BY
NAME, ADDRESS AND AGE          WITH FUNDS           TIME SERVED    DURING PAST FIVE YEARS                       DIRECTOR   DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS

Laurence R. Smith              Chairman             Since 2002    Managing Director and Global Chief Investment     NA       NA
Credit Suisse Asset                                               Officer of CSAM; acting Chief Executive
Management LLC                                                    Officer of CSAM Americas; Associated with
466 Lexington Avenue                                              JP Morgan Investment Management from 1981 to
New York, New York 10017-3147                                     1999

Age: 44


Hal Liebes, Esq.               Vice President       Since 1999    Managing Director and Global General Counsel      N/A      N/A
Credit Suisse Asset            and Secretary                      of CSAM; Associated with Lehman Brothers,
Management LLC                                                    Inc. from 1996 to 1997; Associated with CSAM
466 Lexington Avenue                                              from 1995 to 1996; Associated with CS First
New York, New York 10017-3147                                     Boston Investment Management from 1994
                                                                  to 1995; Associated with Division of Enforce-
Age: 38                                                           ment, U.S. Securities and Exchange Commis-
                                                                  sion from 1991 to 1994


Michael A. Pignataro           Treasurer and Chief  Since 1999    Director and Director of Fund Administration      N/A      N/A
Credit Suisse Asset            Financial Officer                  of CSAM; Associated with CSAM since 1984
Management LLC
466 Lexington Avenue
New York, New York 10017-3147

Age: 42


Gregory N. Bressler, Esq.      Assistant Secretary  Since 2000    Vice President and Legal Counsel of CSAM since    N/A      N/A
Credit Suisse Asset                                               January 2000; Associated with the law firm of
Management LLC                                                    Swidler Berlin Shereff Friedman LLP from 1996
466 Lexington Avenue                                              to 2000
New York, New York 10017-3147

Age: 35


Kimiko T. Fields, Esq.         Assistant Secretary  Since 2002    Assistant Vice President and Legal Counsel of     N/A      N/A
Credit Suisse Asset                                               CSAM since December 2000; Assistant Vice
Management LLC                                                    President, Institutional Marketing Department,
466 Lexington Avenue                                              CSAM, from January 2000 to December 2000;
New York, New York 10017-3147                                     Marketing Associate, International Equity
                                                                  Department, Warburg Pincus Asset
Age: 38                                                           Management, Inc. from January 1998 to
                                                                  January 2000; self-employed author and
                                                                  consultant, from January 1996 to January 1997.


Rocco A. DelGuercio            Assistant Treasurer  Since 1999    Vice President and Administrative Officer of      N/A      N/A
Credit Suisse Asset                                               CSAM; Associated with CSAM since June 1996;
Management LLC                                                    Assistant Treasurer, Bankers Trust Corp.-- Fund
466 Lexington Avenue                                              Administration from March 1994 to June 1996;
New York, New York 10017-3147                                     Mutual Fund Accounting Supervisor, Dreyfus
                                                                  Corporation from April 1987 to March 1994
Age: 38


Joseph Parascondola            Assistant Treasurer  Since 2001    Assistant Vice President-- Fund Administration    N/A      N/A
Credit Suisse Asset                                               of CSAM since April 2000; Assistant Vice Presi-
Management LLC                                                    dent, Deutsche Asset Management from January
466 Lexington Avenue                                              1999 to April 2000; Assistant Vice President,
New York, New York 10017-3147                                     Weiss, Peck & Greer LLC from November 1995
                                                                  to December 1998
Age: 38



     The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-222-8977.

                       CREDIT SUISSE INSTITUTIONAL FUNDS
                             TAX INFORMATION LETTER
                                AUGUST 31, 2002


IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS (UNAUDITED)

         Corporate shareholders should note for the year ended August 31, 2002, the percentage of the Fund's investment income (I.E., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is as follows:



     FUND                                                          PERCENTAGE
     ------------------------------------------------------------------------

     U.S. Core Equity Fund                                          100.00%
     Fixed Income Fund                                                0.69%


IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

         During the period or year ended August 31, 2002, the Funds declared the following dividends that were designated as 20% long-term capital gains dividends:



     FUND                                                        AMOUNT
     -------------------------------------------------------------------

     U.S. Core Equity Fund                                    $    2,320
     Fixed Income Fund                                         2,178,550

                      P.O. Box 8500, Boston, MA 02266-8500
                                 800-222-8977


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSIUS-2-0802